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Automotive

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Biotechnology

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Chemicals

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Cyclical Industries

Defense and Aerospace

Developing Communications

Electronics

Energy

Energy Service

Environmental

Financial Services

Food and Agriculture

Gold

Health Care

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Industrial Equipment

Industrial Materials

Insurance

Leisure

Medical Delivery

Medical Equipment and Systems

Money Market

Multimedia

Natural Gas

Natural Resources

Networking and Infrastructure

Paper and Forest Products

Pharmaceuticals

Retailing

Software and Computer Services

Technology

Telecommunications

Transportation

Utilities Growth

Wireless

Semiannual Report

August 31, 2001

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance Overview	<Click Here>
Fund Updates*
Consumer Sector	<Click Here>	Consumer Industries
	<Click Here>	Food and Agriculture
	<Click Here>	Leisure
	<Click Here>	Multimedia
	<Click Here>	Retailing
Cyclicals Sector	<Click Here>	Air Transportation
	<Click Here>	Automotive
	<Click Here>	Chemicals
	<Click Here>	Construction and Housing
	<Click Here>	Cyclical Industries
	<Click Here>	Defense and Aerospace
	<Click Here>	Environmental
	<Click Here>	Industrial Equipment
	<Click Here>	Industrial Materials
	<Click Here>	Paper and Forest Products
	<Click Here>	Transportation
Financial Services Sector	<Click Here>	Banking
	<Click Here>	Brokerage and Investment Management
	<Click Here>	Financial Services
	<Click Here>	Home Finance
	<Click Here>	Insurance
Health Care Sector	<Click Here>	Biotechnology
	<Click Here>	Health Care
	<Click Here>	Medical Delivery
	<Click Here>	Medical Equipment and Systems
	<Click Here>	Pharmaceuticals
Natural Resources Sector	<Click Here>	Energy
	<Click Here>	Energy Service
	<Click Here>	Gold
	<Click Here>	Natural Resources

* Fund updates for each Select Portfolio include: Performance and Investment Summary, Manager's Overview, Investments, and Financial Statements.

Semiannual Report

Technology Sector	<Click Here>	Business Services and Outsourcing
	<Click Here>	Computers
	<Click Here>	Developing Communications
	<Click Here>	Electronics
	<Click Here>	Networking and Infrastructure
	<Click Here>	Software and Computer Services
	<Click Here>	Technology
Utilities Sector	<Click Here>	Natural Gas
	<Click Here>	Telecommunications
	<Click Here>	Utilities Growth
	<Click Here>	Wireless
	<Click Here>	Money Market
Notes to Financial Statements	<Click Here>	Notes to the Financial Statements

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by
Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Because of their narrow focus, sector funds tend to be more volatile than funds that diversify across many sectors and companies.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

Semiannual Report

Performance Overview

Note to shareholders: The tragic events of September 11, 2001, unfolded shortly after the end of the period covered by this report. On behalf of everyone at Fidelity Investments, I extend our deepest condolences to those whose lives were touched by these senseless acts. While it is uncertain what effect these events will have going forward, our financial markets - like America itself - historically have responded quite well to major negative events such as we have experienced. Fidelity remains confident about the strength and stability of America's economy and the companies in it.

Despite repeated efforts by the federal government to re-energize the slowing U.S. economy during the past six months, equity markets continued to decline. For most of the period, the threat of recession - typically defined as at least two consecutive quarters of a decline in gross domestic product (GDP), which measures the amount of goods, services and investment produced - was mitigated by strong consumer spending, a significant component of GDP. But as the period wore on, consumer confidence trended lower, and GDP rose at just a 0.2% annual rate for the second quarter of 2001, the slowest pace in more than eight years. At the same time, the number of workers drawing unemployment climbed to the highest level in nearly nine years. Reaction to the weak economic news sent the Dow Jones Industrial AverageSM  - an index of 30 blue-chip companies - down below the 10,000 mark for the first time since early April. For the overall six-month period, the Dow slipped 4.34%. The Standard & Poor's 500 Index - a market-capitalization weighted index of 500 widely held U.S. stocks - declined 7.97%, while the technology-rich NASDAQ Composite® Index lost 15.97%.

From a historical perspective, it's worth noting that the Select Portfolios marked their 20th anniversary in July of 2001. When the first Selects were launched in July 1981, the 30-year fixed mortgage rate was almost 17%, the annual inflation rate was more than 8% and the Dow stood at 948. At the close of the most recent six-month period, the same mortgage rate was approximately 7%, the inflation rate was only about 3% and the Dow stood at more than 9,000 points. Over the past 20 years, the Fidelity Select Health Care Portfolio was the top performing fund in the mutual fund industry, according to Lipper Inc. To hear audio clips of recent market insights from some of our Select portfolio managers, log on to Fidelity.com/select.

Turning to more recent performance, 27 of the 40 Select equity portfolios in existence for at least six full months outperformed the S&P 500® during the past six months. Meanwhile, 24 of the Portfolios topped their respective Goldman Sachs indexes. Our best performer was Select Paper and Forest Products, which gained 14.47%. Select Networking and Infrastructure posted the lowest return, falling 35.27%. Select Pharmaceuticals was introduced in June 2001.

While all five of our consumer sector-related offerings outperformed the broader market, four trailed their Goldman Sachs index. Food and Agriculture topped both benchmarks, but slower consumer and advertising expenditures held back the returns of Consumer Industries, Leisure and Multimedia. Retailing also was down, as many consumers put off higher-end discretionary purchases.

On a more positive note, all 11 of our cyclical sector Portfolios beat the S&P 500®, and nine topped their Goldman Sachs index. Paper and Forest Products had the highest return, reflecting positive supply/demand trends and high merger and acquisition activity. Lower mortgage and interest rates kept housing demand strong, boosting the return of Construction and Housing. The positive outlook for construction industries also helped the heavy equipment company stocks in Industrial Equipment. Attractive financing and rebate offers drove higher-than-expected auto sales, a plus for Select Automotive. Industrial Materials benefited as aluminum makers cut excess capacity in the face of prohibitively high power costs, bringing the market for aluminum back into balance. Transportation got a lift via improved fundamentals for railroad and trucking stocks. Cyclical Industries benefited from the sector's low valuations and strong current earnings, which also helped Chemicals outperform its benchmarks. Declining airline operating profits were detrimental to the returns of both Air Transportation and Defense and Aerospace, while the poor performance of its largest individual holding contributed to Environmental's negative return.

Some segments of financial services responded well to lower interest rates, but others felt the negative impact of slower trading and equity offerings. Home Finance was our best performer here, spurred by lower mortgage and refinancing rates. The attractive relative earnings of insurers led to index-beating performance for Insurance. Banking's return was lower, but it too beat its benchmarks. However, Brokerage and Investment Management and Financial Services both declined along with equity markets and a credit slowdown, in which lenders first cut back on loan availability, followed by a falloff in credit demand.

Health care was disappointing. Major drug makers, traditionally steady growers in a slumping economy, experienced a number of company-specific problems that detracted from the returns of our Health Care and Pharmaceuticals Portfolios. Biotechnology also suffered as investors shied away from most forms of future growth in favor of current earnings, a sentiment that favored Medical Equipment and Systems. Medical Delivery beat its benchmarks given the defensive nature of its holdings.

Absolute performance for the natural resources sector generally was disappointing. Rising output and lower prices for oil and natural gas held back the returns of Energy Service, Natural Resources and Energy. Meanwhile, Select Gold - an underperformer in recent reporting periods - advanced more than 12% thanks to the stable price of the precious metal.

Although technology companies continued to report poor earnings, six of our seven tech-related Select Portfolios outperformed the Goldman Sachs Technology Index. Astute stock picking led to a positive return for Electronics. A growing trend toward outsourcing in the tech sector was a plus for Business Services and Outsourcing. While Software and Computer Services had a negative return, a conservative stock-picking approach enhanced relative performance. Still, across-the-board weakness in tech spending resulted in double-digit losses for our Technology, Computers, Developing Communications and Networking and Infrastructure Portfolios.

The utilities and, particularly, the telecommunications sectors experienced a number of difficulties related to over-investment in the 1998-2000 time frame, including excess capacity, declining demand growth and sharply reduced cash flows. In the natural gas sector, stock prices rose, then fell dramatically as a shortage of the commodity developed before being alleviated by increased production and conservation. As a result, each of our four Portfolios representing these industries - Wireless, Telecommunications, Utilities Growth and Natural Gas - lost at least 14% for the six-month period.

In the pages that follow, you'll find detailed summaries for each of the Select Portfolios. We hope that you find them informative and useful for evaluating your investments. Thank you very much for your continued interest in the Fidelity Select Portfolios.

Sincerely,

/s/ William R. Ebsworth

William R. Ebsworth

Group Leader, FMR Research
Select Group Leader

Semiannual Report

Cumulative Total Returns

For the six months ended August 31, 2001

Paper & Forest Products 14.47%
Gold 12.69%
Construction & Housing 9.82%
Automotive 7.84%
Medical Delivery 7.38%
Home Finance 4.13%
Food & Agriculture 3.18%
Industrial Materials 2.21%
Transportation 1.71%
Industrial Equipment 1.48%
Insurance 0.76%
Electronics 0.23%
Banking −0.29%
Cyclical Industries −0.41%
Chemicals −0.45%
Business Services & Outsourcing −2.31%
Consumer Industries −2.84%
Air Transportation −3.12%
Financial Services −3.47%
Medical Equipment & Systems −3.76%
Environmental −4.08%
Retailing −5.24%
Leisure −5.36%
Health Care −5.42%
Natural Resources −5.93%
Defense & Aerospace −6.51%
Multimedia −7.18%
S&P 500 −7.97%
Energy −8.02%
Software & Computer Services −8.23%
Brokerage & Investment Management −10.29%
Computers −10.72%
Biotechnology −11.94%
Utilities Growth −14.89%
Natural Gas −14.90%
Technology −16.84%
Developing Communications −19.17%
Telecommunications −19.31%
Wireless −23.13%
Energy Service −34.20%
Networking & Infrastructure −35.27%
−40
−30
−20
−10
0
10
20

Past performance is no guarantee of future results. Total returns include changes in a fund's share price, plus reinvestment of any dividends and capital gains but do not include Select's 3% sales charge, and certain fees paid by shareholders upon exchange or redemption. Figures for the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, include reinvestment of dividends. S&P 500 is a registered trademark of Standard & Poor's. All performance numbers are historical; each equity fund's share price and return will vary and shareholders may have a gain or loss when they sell their shares. If FMR had not reimbursed certain fund expenses for some of the funds, those returns would have been lower.

Semiannual Report

Consumer Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	-2.84%	-0.99%	83.65%	239.35%
Select Consumer Industries (load adj.)	-5.76%	-3.96%	78.14%	229.17%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Consumer Industries	-2.56%	2.13%	78.29%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs® Consumer Industries Index - a market capitalization-weighted index of 270 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Consumer Industries	-0.99%	12.93%	13.00%
Select Consumer Industries (load adj.)	-3.96%	12.24%	12.65%
S&P 500	-24.39%	13.33%	13.46%
GS Consumer Industries	2.13%	12.26%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Consumer Industries Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $32,917 - a 229.17% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
The Coca-Cola Co.	5.7
Philip Morris Companies, Inc.	5.4
Gillette Co.	5.2
Kimberly-Clark Corp.	5.0
Avon Products, Inc.	4.6
Procter & Gamble Co.	4.6
Viacom, Inc. Class B (non-vtg.)	3.4
Estee Lauder Companies, Inc. Class A	2.5
PepsiCo, Inc.	2.5
Colgate-Palmolive Co.	2.4
41.3
Top Industries as of August 31, 2001
% of fund's net assets
Media	18.9%
Personal Products	12.6%
Household Products	12.0%
Beverages	9.0%
Specialty Retail	8.5%
All Others *	39.0%

* Includes short-term investments and net other assets.

Semiannual Report

Consumer Industries Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Porter, Portfolio Manager of Fidelity Consumer Industries Portfolio

Q. How did the fund perform, John?

A. During the six-month period that ended August 31, 2001, the fund returned -2.84%. In comparison, the Goldman Sachs Consumer Industries Index - an index of 270 stocks designed to measure the performance of companies in the consumer industries sector - fell 2.56%. The fund outperformed the Standard & Poor's 500 Index's return of -7.97% for the same period. During the 12-month period that ended August 31, 2001, the fund returned -0.99%, falling short of the 2.13% return of the Goldman Sachs index, but outperforming the -24.39% return of the S&P 500 index.

Q. What drove the fund's performance relative to the Goldman Sachs index during the past six months?

A. I remained cautious about the state of the U.S. economy. From a historical perspective, consumer spending didn't decrease as much as it had in previous economic downturns, and I felt it would decline further at some point. As a result of this concern and the high valuations of many large-cap retailers, I underweighted retail stocks due to their cyclically sensitive nature. This strategy offered mixed results. Business slowed markedly for many retailers, particularly those in the apparel and department store businesses, and their stocks suffered. However, home improvement and some specialty store stocks performed better than I expected. Other strategies also combined to keep the fund on par with its Goldman Sachs index. In particular, strong stock selection and an overweighting in both personal products and consumer electronics boosted performance. A higher exposure to underperforming advertising stocks, however, offset those gains. While there were some pockets of strong performing consumer stocks, the sector's negative absolute return had much to do with the market's recognition of further weakness in the economy.

Q. Why have consumer industries stocks held up better during the recent economic slowdown than the broader market?

A. In a word - earnings. Although we've seen a softening of corporate earnings growth for most parts of the sector, earnings for consumer industries have been much more stable than other areas of the market. Wal-Mart, for example, is in an industry that is more susceptible to economic weakness than other consumer sectors. Wal-Mart has experienced slowing sales, but its earnings growth rate has been sustained at a level much better than we are seeing in the overall market. In other consumer areas that are more defensive, such as household products, the earnings trends have been significantly stronger than the broader market.

Q. What has been the most difficult part of managing this fund during the past six months?

A. I've had a relatively consistent investment strategy that included being underweighted in retail, neutral-to-modestly overweighted in media, and overweighted in more defensive consumer staples. That said, the broad market dynamics were anything but stable during the period, and this instability disrupted my approach. There was an unusual rapid rotation, as industries within the sector moved in and out of favor on a month-to-month basis. Investor sentiment frequently switched between hope for an imminent economic recovery and concern about the depth of the current economic downturn.

Q. What stocks stood out as top performers? Which disappointed?

A. Top contributor Best Buy, a consumer electronics retailer, appreciated more than 47% on strong second-quarter earnings guidance from the company. Beauty products manufacturer Avon, one of the fund's largest holdings, met Wall Street's second-quarter earnings target and its shares rose roughly 9%. On the down side, investors reacted unfavorably to Walt Disney's high exposure to economically sensitive businesses - such as theme parks and hotels. Elsewhere, top detractor CVS fell roughly 18% during a single day in June when it warned of lower second-quarter earnings due to an industry-wide shortage of pharmacists.

Q. What's your outlook?

A. I believe the economy will continue to bump along with modest growth, despite the Fed's efforts, and things may get worse before they get better. To that end, more pressure may be put on the consumer in the coming months. The key variable I'm watching is job growth, which has consistently declined during the past year. If the job market stabilizes, then the consumer may feel a lot better about spending. However, for that to occur, I believe we'll need to see corporate profits start to improve. Unfortunately, improving corporate profits may take more cost-cutting - in the form of layoffs - which is necessary for firms to become more efficient, allowing growth to resume and economically sensitive stocks to recover. Turning to the fund, I believe its current defensive positioning could be beneficial should the economic uncertainty persist.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 29, 1990

Fund number: 517

Trading symbol: FSCPX

Size: as of August 31, 2001, more than $20 million

Manager: John Porter, since 1999; manager, Fidelity Advisor Consumer Industries Fund, since 1999; several Fidelity Select Portfolios, 1996-1999; joined Fidelity in 1995

Semiannual Report

Consumer Industries Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.2%
	Shares	Value (Note 1)
BEVERAGES - 9.0%
Anheuser-Busch Companies, Inc.	1,300	$ 55,952
Pepsi Bottling Group, Inc.	2,500	110,375
PepsiCo, Inc.	11,260	529,220
The Coca-Cola Co.	24,500	1,192,414
TOTAL BEVERAGES		1,887,961
COMMERCIAL SERVICES & SUPPLIES - 1.8%
Cendant Corp. (a)	6,300	120,141
Cintas Corp.	900	41,904
Dun & Bradstreet Corp. (a)	400	13,344
Manpower, Inc.	4,600	141,772
Robert Half International, Inc. (a)	2,600	64,714
TOTAL COMMERCIAL SERVICES & SUPPLIES		381,875
DIVERSIFIED FINANCIALS - 0.4%
Charles Schwab Corp.	3,800	47,348
Moody's Corp.	900	30,951
TOTAL DIVERSIFIED FINANCIALS		78,299
ELECTRICAL EQUIPMENT - 0.3%
Rayovac Corp. (a)	3,260	55,746
FOOD & DRUG RETAILING - 3.7%
Albertson's, Inc.	2,980	104,270
CVS Corp.	2,750	99,303
Kroger Co. (a)	3,200	85,184
Rite Aid Corp. (a)	14,600	115,924
Safeway, Inc. (a)	4,600	207,506
Sysco Corp.	1,900	53,238
Walgreen Co.	3,000	103,050
TOTAL FOOD & DRUG RETAILING		768,475
FOOD PRODUCTS - 3.3%
Campbell Soup Co.	1,500	42,285
General Mills, Inc.	900	39,906
H.J. Heinz Co.	1,600	72,288
Hershey Foods Corp.	2,160	139,277
Hormel Foods Corp.	400	10,188
Kellogg Co.	1,900	60,781
Kraft Foods, Inc. Class A	2,200	70,950
McCormick & Co., Inc. (non-vtg.)	1,490	67,348
Sara Lee Corp.	2,400	52,800
Suiza Foods Corp. (a)	380	22,032
Unilever NV (NY Shares)	700	42,763
Wm. Wrigley Jr. Co.	1,200	60,168
TOTAL FOOD PRODUCTS		680,786
HOTELS, RESTAURANTS & LEISURE - 5.4%
Brinker International, Inc. (a)	870	23,142
Carnival Corp.	2,100	65,688

	Shares	Value (Note 1)
CEC Entertainment, Inc. (a)	1,400	$ 52,710
Harrah's Entertainment, Inc. (a)	3,700	105,746
Hilton Hotels Corp.	1,700	21,607
Jack in the Box, Inc. (a)	3,300	108,504
Mandalay Resort Group (a)	600	14,928
Marriott International, Inc. Class A	700	30,695
McDonald's Corp.	13,100	393,393
MGM Mirage, Inc. (a)	1,800	52,470
Outback Steakhouse, Inc. (a)	2,000	58,500
Park Place Entertainment Corp. (a)	3,300	35,079
Six Flags, Inc. (a)	1,400	23,282
Starbucks Corp. (a)	800	13,496
Starwood Hotels & Resorts Worldwide, Inc. unit	900	30,465
Tricon Global Restaurants, Inc. (a)	1,800	76,716
Wendy's International, Inc.	1,070	30,377
TOTAL HOTELS, RESTAURANTS & LEISURE		1,136,798
HOUSEHOLD DURABLES - 0.4%
Black & Decker Corp.	800	31,464
Tupperware Corp.	500	11,815
Whirlpool Corp.	600	39,612
TOTAL HOUSEHOLD DURABLES		82,891
HOUSEHOLD PRODUCTS - 12.0%
Colgate-Palmolive Co.	9,290	503,054
Kimberly-Clark Corp.	16,900	1,048,645
Procter & Gamble Co.	12,760	946,154
TOTAL HOUSEHOLD PRODUCTS		2,497,853
LEISURE EQUIPMENT & PRODUCTS - 0.3%
Mattel, Inc.	3,200	57,568
MEDIA - 18.9%
Adelphia Communications Corp. Class A (a)	1,800	56,790
AOL Time Warner, Inc. (a)	1,060	39,591
Cablevision Systems Corp.	200	9,340
Charter Communications, Inc. Class A (a)	2,900	58,580
Clear Channel Communications, Inc. (a)	6,658	334,698
Comcast Corp. Class A (special) (a)	4,600	168,498
Cox Communications, Inc. Class A (a)	1,900	75,544
Dow Jones & Co., Inc.	300	16,464
E.W. Scripps Co. Class A	500	32,725
EchoStar Communications Corp. Class A (a)	1,700	47,872
Fox Entertainment Group, Inc. Class A (a)	14,200	348,184
Gannett Co., Inc.	1,700	104,822
Gemstar-TV Guide International, Inc. (a)	2,100	62,286
General Motors Corp. Class H	1,200	22,380
Insight Communications, Inc. Class A (a)	1,000	22,790
Interpublic Group of Companies, Inc.	4,634	125,489
Liberty Media Corp. Class A (a)	17,900	272,080
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA - CONTINUED
McGraw-Hill Companies, Inc.	2,200	$ 130,350
News Corp. Ltd. ADR	900	29,331
Omnicom Group, Inc.	5,200	404,508
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	800	10,920
Radio One, Inc. Class A (a)	5,000	76,650
Scholastic Corp. (a)	2,100	81,753
The New York Times Co. Class A	1,200	51,300
Tribune Co.	3,100	122,202
Univision Communications, Inc. Class A (a)	6,500	193,895
Viacom, Inc. Class B (non-vtg.) (a)	16,928	717,747
Walt Disney Co.	12,400	315,332
TOTAL MEDIA		3,932,121
MULTILINE RETAIL - 7.4%
Ames Department Stores, Inc. (a)	14,000	9,660
Big Lots, Inc. (a)	1,600	16,960
BJ's Wholesale Club, Inc. (a)	2,800	137,200
Costco Wholesale Corp. (a)	5,000	187,050
Dillard's, Inc. Class A	2,900	51,910
Dollar General Corp.	6,300	108,675
Dollar Tree Stores, Inc. (a)	2,280	54,104
Family Dollar Stores, Inc.	2,200	66,000
Federated Department Stores, Inc. (a)	600	21,786
JCPenney Co., Inc.	4,100	98,400
Kmart Corp. (a)	14,100	141,564
Kohls Corp. (a)	560	31,080
Sears, Roebuck & Co.	1,100	47,025
Target Corp.	3,060	106,029
Wal-Mart Stores, Inc.	9,600	461,280
TOTAL MULTILINE RETAIL		1,538,723
OFFICE ELECTRONICS - 0.0%
Xerox Corp.	1,300	11,960
PERSONAL PRODUCTS - 12.6%
Alberto-Culver Co. Class A	1,600	57,600
Avon Products, Inc.	20,800	959,504
Estee Lauder Companies, Inc. Class A	13,800	536,130
Gillette Co.	35,300	1,081,945
TOTAL PERSONAL PRODUCTS		2,635,179
SOFTWARE - 0.1%
Take-Two Interactive Software, Inc. (a)	1,200	19,920
SPECIALTY RETAIL - 8.5%
Abercrombie & Fitch Co. Class A (a)	4,900	148,666
American Eagle Outfitters, Inc. (a)	4,180	107,635
AnnTaylor Stores Corp. (a)	1,800	60,300
AutoNation, Inc. (a)	4,500	48,420
Bed Bath & Beyond, Inc. (a)	1,700	49,045

	Shares	Value (Note 1)
Best Buy Co., Inc. (a)	2,820	$ 166,324
Chico's FAS, Inc. (a)	1,000	37,800
Circuit City Stores, Inc. - Circuit City Group	700	11,690
Gap, Inc.	6,337	124,522
Gymboree Corp. (a)	7,500	58,500
Home Depot, Inc.	8,500	390,575
Lowe's Companies, Inc.	8,540	317,688
Office Depot, Inc. (a)	3,200	44,480
Pier 1 Imports, Inc.	1,800	21,870
Staples, Inc. (a)	575	8,654
Talbots, Inc.	300	11,136
Too, Inc. (a)	800	22,016
Toys 'R' Us, Inc. (a)	2,800	67,004
Ultimate Electronics, Inc. (a)	2,700	74,925
TOTAL SPECIALTY RETAIL		1,771,250
TEXTILES & APPAREL - 1.2%
Coach, Inc.	4,200	152,460
Gucci Group NV (NY Shares)	900	70,632
NIKE, Inc. Class B	500	25,000
TOTAL TEXTILES & APPAREL		248,092
TOBACCO - 5.9%
DIMON, Inc.	6,800	50,320
Philip Morris Companies, Inc.	23,540	1,115,796
RJ Reynolds Tobacco Holdings, Inc.	1,100	63,525
TOTAL TOBACCO		1,229,641
TOTAL COMMON STOCKS (Cost $16,811,179)		19,015,138
Cash Equivalents - 14.0%

Fidelity Cash Central Fund, 3.64% (b)	1,690,983	1,690,983
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	1,225,400	1,225,400
TOTAL CASH EQUIVALENTS (Cost $2,916,383)		2,916,383
TOTAL INVESTMENT PORTFOLIO - 105.2% (Cost $19,727,562)		21,931,521
NET OTHER ASSETS - (5.2)%		(1,088,430)
NET ASSETS - 100%		$ 20,843,091
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $10,754,824 and $10,027,992, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $329 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $20,008,071. Net unrealized appreciation aggregated $1,923,450, of which $2,849,276 related to appreciated investment securities and $925,826 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Consumer Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,191,560) (cost $19,727,562) - See accompanying schedule		$ 21,931,521
Receivable for investments sold		200,274
Receivable for fund shares sold		11,722
Dividends receivable		14,928
Interest receivable		4,638
Redemption fees receivable		13
Other receivables		46
Total assets		22,163,142
Liabilities
Payable to custodian bank	$ 17,038
Payable for fund shares redeemed	47,553
Accrued management fee	10,364
Other payables and accrued expenses	19,696
Collateral on securities loaned, at value	1,225,400
Total liabilities		1,320,051
Net Assets		$ 20,843,091
Net Assets consist of:
Paid in capital		$ 18,745,275
Accumulated net investment loss		(29,698)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(76,445)
Net unrealized appreciation (depreciation) on investments		2,203,959
Net Assets, for 901,989 shares outstanding		$ 20,843,091
Net Asset Value and redemption price per share ($20,843,091 ÷ 901,989 shares)		$23.11
Maximum offering price per share (100/97.00 of $23.11)		$23.82

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 118,561
Interest		35,491
Security lending		1,156
Total income		155,208
Expenses
Management fee	$ 61,800
Transfer agent fees	61,779
Accounting and security lending fees	30,456
Non-interested trustees' compensation	35
Custodian fees and expenses	6,780
Registration fees	15,704
Audit	6,970
Legal	54
Reports to shareholders	3,238
Miscellaneous	38
Total expenses before reductions	186,854
Expense reductions	(1,948)	184,906
Net investment income (loss)		(29,698)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	212,671
Foreign currency transactions	8	212,679
Change in net unrealized appreciation (depreciation) on:
Investment securities	(778,602)
Assets and liabilities in foreign currencies	9	(778,593)
Net gain (loss)		(565,914)
Net increase (decrease) in net assets resulting from operations		$ (595,612)
Other Information Sales charges paid to FDC		$ 18,113
Exchange fees withheld by FSC		$ 398

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Consumer Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (29,698)	$ (83,311)
Net realized gain (loss)	212,679	5,582,552
Change in net unrealized appreciation (depreciation)	(778,593)	(6,380,251)
Net increase (decrease) in net assets resulting from operations	(595,612)	(881,010)
Distributions to shareholders from net realized gains	(1,212,594)	(2,546,244)
Share transactions Net proceeds from sales of shares	6,324,160	16,721,070
Reinvestment of distributions	1,180,365	2,429,097
Cost of shares redeemed	(5,341,790)	(58,632,173)
Net increase (decrease) in net assets resulting from share transactions	2,162,735	(39,482,006)
Redemption fees	5,741	61,431
Total increase (decrease) in net assets	360,270	(42,847,829)
Net Assets
Beginning of period	20,482,821	63,330,650
End of period (including accumulated net investment loss of $29,698 and $0, respectively)	$ 20,843,091	$ 20,482,821
Other Information Shares
Sold	264,376	590,436
Issued in reinvestment of distributions	53,242	99,228
Redeemed	(225,011)	(2,105,216)
Net increase (decrease)	92,607	(1,415,552)

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 I	1999	1998	1997
Net asset value, beginning of period	$ 25.31	$ 28.46	$ 31.81	$ 27.31	$ 20.66	$ 17.84
Income from Investment Operations
Net investment income (loss) E	(.03)	(.11)	.02F	(.04)	(.22)	(.22)
Net realized and unrealized gain (loss)	(.76)	.68 H	(1.29)	5.41	8.34	2.93
Total from investment operations	(.79)	.57	(1.27)	5.37	8.12	2.71
Less Distributions
From net investment income	-	-	(.02)	-	-	-
From net realized gain	(1.42)	(3.80)	(2.08)	(.90)	(1.52)	-
Total distributions	(1.42)	(3.80)	(2.10)	(.90)	(1.52)	-
Redemption fees added to paid in capital	.01	.08	.02	.03	.05	.11
Net asset value, end of period	$ 23.11	$ 25.31	$ 28.46	$ 31.81	$ 27.31	$ 20.66
Total Return B, C, D	(2.84)%	2.74%	(4.55)%	20.18%	40.36%	15.81%
Ratios to Average Net Assets
Expenses before expense reductions	1.71% A	1.80%	1.27%	1.34%	2.01%	2.49%
Expenses net of voluntary waivers, if any	1.71% A	1.80%	1.27%	1.34%	2.01%	2.49%
Expenses net of all reductions	1.69% A, G	1.78% G	1.25%G	1.32%G	1.97%G	2.44% G
Net investment income (loss)	(.27)% A	(.37)%	.06%	(.15)%	(.90)%	(1.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,843	$ 20,483	$ 63,331	$ 82,244	$ 72,152	$ 18,392
Portfolio turnover rate	99% A	92%	96%	150%	199%	340%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.04 per share. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund. I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Food and Agriculture Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	3.18%	20.55%	71.32%	220.60%
Select Food and Agriculture (load adj.)	0.08%	16.94%	66.18%	210.98%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Consumer Industries	-2.56%	2.13%	78.29%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 270 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Food and Agriculture	20.55%	11.37%	12.36%
Select Food and Agriculture (load adj.)	16.94%	10.69%	12.01%
S&P 500	-24.39%	13.33%	13.46%
GS Consumer Industries	2.13%	12.26%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Food and Agriculture Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $31,098 - a 210.98% increase on the initial investment. For comparison - look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
PepsiCo, Inc.	6.1
Kraft Foods, Inc. Class A	5.9
Philip Morris Companies, Inc.	5.6
The Coca-Cola Co.	5.2
McDonald's Corp.	5.1
Anheuser-Busch Companies, Inc.	5.0
Unilever NV (NY Shares)	5.0
Safeway, Inc.	3.9
Kroger Co.	3.8
Sara Lee Corp.	3.4
49.0
Top Industries as of August 31, 2001
% of fund's net assets
Food Products	40.6%
Beverages	19.9%
Food & Drug Retailing	15.5%
Hotels, Restaurants & Leisure	9.2%
Tobacco	8.0%
All Others *	6.8%

* Includes short-term investments and net other assets.

Semiannual Report

Food and Agriculture Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Gail Lese, Portfolio Manager of Fidelity Select Food and Agriculture Portfolio

Q. How did the fund perform, Gail?

A. It performed well on both an absolute and relative basis. For the six-month period that ended August 31, 2001, the fund returned 3.18%. In comparison, the Goldman Sachs Consumer Industries Index - an index of 270 stocks designed to measure the performance of companies in the consumer industries sector - declined 2.56% during the same period, while the Standard & Poor's 500 Index fell 7.97%. For the 12-month period that ended August 31, 2001, the fund returned 20.55%, while the Goldman Sachs index rose 2.13% and the S&P 500 fell 24.39%.

Q. What factors helped the fund outperform its benchmarks?

A. When I invest in companies, I spend a lot of time analyzing the fundamentals of companies and focus on three significant factors: vision, leadership and valuation. Vision and the ability to execute on it are paramount. Additionally, valuation is very important. With those factors in mind, I was able to find a number of strong-performing companies during the period that met those criteria and that were the major contributors to the fund's outperformance. Those companies were Quaker Oats, Kellogg, Unilever and Albertson's, the fund's top contributors to performance on an absolute basis.

Q. Can you give some more specifics about what made those companies successful during the past six months?

A. Sure. I spend a lot of time focusing on leadership within companies. Take Quaker Oats, for example. The company has outstanding leadership, is strongly focused on providing the highest levels of quality and service, and is sensitive to and squarely focused on serving the needs of its customers. During the period, the stock traded at a significant discount to its peer group and historical valuation due to uncertainty regarding the Pepsi merger, but I was compelled to buy it based on the company's strong intrinsic fundamentals, leadership and valuation. The company was acquired by Pepsi during the period. Albertson's - a national grocery and drug store chain - and Dutch-based Unilever both benefited from strong leadership during the period. Kellogg's stock rose on the strength of strong volume trends and improved pricing power.

Q. Was there anything else these stocks had in common?

A. Time and time again, favorable stock performance was driven by strong and improving fundamentals. Those companies with visionary leadership at all levels of the organization tend to consistently deliver superior results for shareholders. In making investment decisions, I strive to identify those opportunities for shareholders.

Q. What stocks detracted from performance?

A. Given my investment style and seeking to identify the strongest opportunities for investments for shareholders, I make investment decisions that I believe will have the best ultimate outcome for shareholders. Committing to invest in corporations with teams with vision, who have the ability and resources to execute on that vision, means that it sometimes - actually often - takes time for those individuals to thoughtfully and bountifully execute on their strategy. Therefore, it is often important to take a longer-term investment approach to reap the greatest shareholder benefit. Investments that detracted from performance in the period were generally those in which I have confidence in longer-term strategy for outperformance for shareholders. Examples among them include Coca-Cola and Starbucks.

Q. What's your outlook for the next six months?

A. Food stocks have tended to outperform during periods of economic uncertainty. Intrinsic factors, such as earnings stability and visibility, and extrinsic factors such as slower consumer retail spending, are likely to continue to drive sentiment to these traditionally defensive names. I expect there to be a continuation of the recent economic uncertainty in the global marketplace. As a result, I believe that the defensive characteristics of the food industry could potentially continue to produce opportunities for these groups to outperform the broader market over the near term.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 29, 1985

Fund number: 009

Trading symbol: FDFAX

Size: as of August 31, 2001, more than
$134 million

Manager: Gail Lese, since January 2001; analyst, since 1998; joined Fidelity in 1998

Semiannual Report

Food and Agriculture Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (Note 1)
BEVERAGES - 19.9%
Anheuser-Busch Companies, Inc.	156,500	$ 6,735,760
Brown-Forman Corp. Class B (non-vtg.)	8,200	528,900
Constellation Brands, Inc. Class A (a)	7,500	317,625
Pepsi Bottling Group, Inc.	74,800	3,302,420
PepsiAmericas, Inc.	42,900	673,530
PepsiCo, Inc.	174,400	8,196,799
The Coca-Cola Co.	143,800	6,998,746
TOTAL BEVERAGES		26,753,780
CHEMICALS - 1.7%
IMC Global, Inc.	23,600	278,716
Monsanto Co.	56,700	1,934,037
TOTAL CHEMICALS		2,212,753
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Optimal Robotics Corp. Class A (a)	6,300	274,680
FOOD & DRUG RETAILING - 15.5%
Albertson's, Inc.	96,300	3,369,537
Fleming Companies, Inc.	10,500	310,800
Koninklijke Ahold NV sponsored ADR	25,500	772,140
Kroger Co. (a)	190,300	5,065,786
Performance Food Group Co. (a)	3,700	124,912
Rite Aid Corp. (a)	58,700	466,078
Safeway, Inc. (a)	117,100	5,282,381
SUPERVALU, Inc.	26,400	553,872
Sysco Corp.	154,700	4,334,694
Weis Markets, Inc.	2,300	69,023
Winn-Dixie Stores, Inc.	18,100	406,345
TOTAL FOOD & DRUG RETAILING		20,755,568
FOOD PRODUCTS - 40.6%
American Italian Pasta Co. Class A (a)	3,300	151,470
Archer-Daniels-Midland Co.	169,530	2,276,788
Campbell Soup Co.	93,300	2,630,127
ConAgra Foods, Inc.	138,400	3,176,280
Corn Products International, Inc.	8,800	290,400
Dean Foods Co.	21,900	944,109
Delta & Pine Land Co.	10,100	204,020
Dole Food Co., Inc.	10,600	254,294
Flowers Foods, Inc. (a)	4,700	189,880
General Mills, Inc.	11,300	501,042
Groupe Danone sponsored ADR	9,000	244,710
H.J. Heinz Co.	86,800	3,921,624

	Shares	Value (Note 1)
Hershey Foods Corp.	63,800	$ 4,113,824
Hormel Foods Corp.	32,100	817,587
International Multifoods Corp.	10,300	213,416
Interstate Bakeries Corp.	29,100	718,770
Kellogg Co.	104,000	3,326,960
Kraft Foods, Inc. Class A	244,900	7,898,025
McCormick & Co., Inc. (non-vtg.)	57,800	2,612,560
Nestle SA ADR	43,100	2,273,525
Ralston Purina Co.	74,800	2,444,464
Sara Lee Corp.	210,600	4,633,200
Sensient Technologies Corp.	9,600	211,104
Smithfield Foods, Inc. (a)	15,200	672,600
Suiza Foods Corp. (a)	10,200	591,396
Tootsie Roll Industries, Inc.	8,800	347,952
Unilever NV (NY Shares)	108,900	6,652,701
Wm. Wrigley Jr. Co.	42,300	2,120,922
TOTAL FOOD PRODUCTS		54,433,750
HOTELS, RESTAURANTS & LEISURE - 9.2%
Applebee's International, Inc.	15,300	494,190
CBRL Group, Inc.	10,900	229,554
Cheesecake Factory, Inc. (a)	6,000	182,400
Darden Restaurants, Inc.	12,600	360,612
Jack in the Box, Inc. (a)	6,100	200,568
Krispy Kreme Doughnuts, Inc. (a)	6,000	185,100
McDonald's Corp.	227,700	6,837,831
Ruby Tuesday, Inc.	5,900	107,380
Sonic Corp. (a)	3,000	90,870
Starbucks Corp. (a)	93,400	1,575,658
Tricon Global Restaurants, Inc. (a)	33,700	1,436,294
Wendy's International, Inc.	24,100	684,199
TOTAL HOTELS, RESTAURANTS & LEISURE		12,384,656
MEDIA - 0.1%
Martha Stewart Living Omnimedia, Inc. Class A (a)	8,100	149,526
TOBACCO - 8.0%
Philip Morris Companies, Inc.	158,200	7,498,680
RJ Reynolds Tobacco Holdings, Inc.	27,000	1,559,250
Universal Corp.	5,300	224,879
UST, Inc.	46,000	1,518,000
TOTAL TOBACCO		10,800,809
TOTAL COMMON STOCKS (Cost $112,364,211)		127,765,522
Cash Equivalents - 12.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.64% (b)	9,639,486	$ 9,639,486
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	7,252,500	7,252,500
TOTAL CASH EQUIVALENTS (Cost $16,891,986)		16,891,986
TOTAL INVESTMENT PORTFOLIO - 107.8% (Cost $129,256,197)		144,657,508
NET OTHER ASSETS - (7.8)%		(10,448,809)
NET ASSETS - 100%		$ 134,208,699
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $161,737,551 and $144,956,392, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,407 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $130,375,356. Net unrealized appreciation aggregated $14,282,152, of which $15,748,841 related to appreciated investment securities and $1,466,689 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Food and Agriculture Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $7,040,974) (cost $129,256,197) - See accompanying schedule		$ 144,657,508
Receivable for investments sold		242,294
Receivable for fund shares sold		2,459,016
Dividends receivable		142,151
Interest receivable		24,230
Redemption fees receivable		611
Other receivables		1,684
Total assets		147,527,494
Liabilities
Payable for investments purchased	$ 5,804,565
Payable for fund shares redeemed	156,558
Accrued management fee	54,351
Other payables and accrued expenses	50,821
Collateral on securities loaned, at value	7,252,500
Total liabilities		13,318,795
Net Assets		$ 134,208,699
Net Assets consist of:
Paid in capital		$ 113,806,484
Undistributed net investment income		459,534
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,542,029
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,400,652
Net Assets, for 2,937,624 shares outstanding		$ 134,208,699
Net Asset Value and redemption price per share ($134,208,699 ÷ 2,937,624 shares)		$45.69
Maximum offering price per share (100/97.00 of $45.69)		$47.10

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 851,680
Interest		219,830
Security lending		5,473
Total income		1,076,983
Expenses
Management fee	$ 308,340
Transfer agent fees	275,908
Accounting and security lending fees	35,371
Non-interested trustees' compensation	180
Custodian fees and expenses	7,944
Registration fees	33,894
Audit	8,299
Legal	322
Reports to shareholders	11,381
Miscellaneous	123
Total expenses before reductions	681,762
Expense reductions	(64,313)	617,449
Net investment income		459,534
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	6,114,567
Foreign currency transactions	(143)	6,114,424
Change in net unrealized appreciation (depreciation) on:
Investment securities	(4,010,779)
Assets and liabilities in foreign currencies	33	(4,010,746)
Net gain (loss)		2,103,678
Net increase (decrease) in net assets resulting from operations		$ 2,563,212
Other Information Sales charges paid to FDC		$ 72,848
Deferred sales charges withheld by FDC		$ 636
Exchange fees withheld by FSC		$ 1,538

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Food and Agriculture Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 459,534	$ 1,185,581
Net realized gain (loss)	6,114,424	4,351,425
Change in net unrealized appreciation (depreciation)	(4,010,746)	30,518,589
Net increase (decrease) in net assets resulting from operations	2,563,212	36,055,595
Distributions to shareholders From net investment income	-	(1,180,679)
From net realized gain	(4,102,619)	-
Total distributions	(4,102,619)	(1,180,679)
Share transactions Net proceeds from sales of shares	45,302,416	155,000,267
Reinvestment of distributions	3,882,991	1,120,304
Cost of shares redeemed	(33,235,004)	(149,763,878)
Net increase (decrease) in net assets resulting from share transactions	15,950,403	6,356,693
Redemption fees	29,034	249,268
Total increase (decrease) in net assets	14,440,030	41,480,877
Net Assets
Beginning of period	119,768,669	78,287,792
End of period (including undistributed net investment income of $459,534 and $1,605, respectively)	$ 134,208,699	$ 119,768,669
Other Information Shares
Sold	1,005,847	3,736,972
Issued in reinvestment of distributions	91,731	24,728
Redeemed	(763,192)	(3,613,883)
Net increase (decrease)	334,386	147,817

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 H	1999	1998	1997
Net asset value, beginning of period	$ 46.01	$ 31.88	$ 46.92	$ 48.81	$ 44.53	$ 42.15
Income from Investment Operations
Net investment income E	.19	.44	.42 F	.21	.33	.42
Net realized and unrealized gain (loss)	1.13	13.96	(13.07)	3.50	9.22	4.91
Total from investment operations	1.32	14.40	(12.65)	3.71	9.55	5.33
Less Distributions
From net investment income	-	(.36)	(.42)	(.16)	(.37)	(.24)
From net realized gain	(1.65)	-	(1.79)	(5.47)	(4.95)	(2.77)
In excess of net realized gain	-	-	(.21)	-	-	-
Total distributions	(1.65)	(.36)	(2.42)	(5.63)	(5.32)	(3.01)
Redemption fees added to paid in capital	.01	.09	.03	.03	.05	.06
Net asset value, end of period	$ 45.69	$ 46.01	$ 31.88	$ 46.92	$ 48.81	$ 44.53
Total Return B, C, D	3.18%	45.47%	(27.86)%	7.83%	23.58%	13.59%
Ratios to Average Net Assets
Expenses before expense reductions	1.25% A	1.28%	1.31%	1.31%	1.49%	1.52%
Expenses net of voluntary waivers, if any	1.25% A	1.28%	1.31%	1.31%	1.49%	1.52%
Expenses net of all reductions	1.13% A, G	1.24% G	1.29% G	1.29% G	1.48% G	1.50% G
Net investment income	.84% A	1.07%	1.00%	.45%	.73%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$ 134,209	$ 119,769	$ 78,288	$ 206,007	$ 250,567	$ 223,423
Portfolio turnover rate	278% A	151%	38%	68%	74%	91%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income per share has been calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.28 per share. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Leisure Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Leisure	-5.36%	-14.06%	104.95%	381.43%
Select Leisure (load adj.)	-8.20%	-16.63%	98.80%	366.99%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Consumer Industries	-2.56%	2.13%	78.29%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 270 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Leisure	-14.06%	15.43%	17.02%
Select Leisure (load adj.)	-16.63%	14.73%	16.66%
S&P 500	-24.39%	13.33%	13.46%
GS Consumer Industries	2.13%	12.26%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Leisure Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $46,699 - a 366.99% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Viacom, Inc. Class B (non-vtg.)	6.6
AT&T Corp.	6.0
AOL Time Warner, Inc.	5.4
Liberty Media Corp. Class A	4.6
Fox Entertainment Group, Inc. Class A	4.5
Clear Channel Communications, Inc.	3.9
Omnicom Group, Inc.	3.7
McDonald's Corp.	3.6
Harrah's Entertainment, Inc.	3.3
Comcast Corp. Class A (special)	3.1
44.7
Top Industries as of August 31, 2001
% of fund's net assets
Media	62.3%
Hotels, Restaurants & Leisure	19.8%
Diversified Telecommunication Services	6.0%
Commercial Services & Supplies	3.1%
Leisure Equipment & Products	1.1%
All Others *	7.7%

* Includes short-term investments and net other assets.

Semiannual Report

Leisure Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Charles Hebard, Portfolio Manager of Fidelity Select Leisure Portfolio

Q. How did the fund perform, Charles?

A. For the six-month period that ended August 31, 2001, the fund fell 5.36%. By comparison, the Goldman Sachs Consumer Industries Index - an index of 270 stocks designed to measure the performance of companies in the consumer industries sector - was down 2.56%. The fund also compares its performance to the Standard & Poor's 500 Index, which dropped 7.97% during the same time period. For the 12-month period that ended August 31, 2001, the fund fell 14.06%. In comparison, the Goldman Sachs index and the Standard & Poor's 500 index returned 2.13% and -24.39%, respectively.

Q. Why did the fund have such a tough time during the past six months and underperform its Goldman Sachs benchmark?

A. The fund invests in a relatively narrow range of leisure stocks, with a significant proportion of its holdings invested in companies whose performance is tied to advertising activity. After performing strongly early in the period, many advertising-related companies had a difficult time. Their stocks were volatile, experiencing many ups and downs. Depending on which day you bought, they could do either very well or very poorly. Overall, advertising activity continued to contract during the period, reflecting the marked slowdown in economic growth. In contrast, the Goldman Sachs index held a broader universe of stocks, including a larger component of consumer staple stocks that are more defensive, and which performed relatively well during the period. The S&P index, which invests in an even broader range of stocks, including large-cap technology stocks, had much higher exposure to the economic slowdown, hurting its performance to an even greater degree.

Q. What was your strategy during the period?

A. I tried to use the volatile market to my advantage, buying when prices were depressed and selling when they appreciated. Throughout the period, I added to the fund's media holdings - by far the fund's largest sector weighting on August 31 - based on my belief that when we do emerge from the current economic climate to a more positive environment, media stocks could perform well. I also continued to follow a somewhat more defensive stance, adding more cable, restaurant and gaming stocks.

Q. What stocks helped the fund's performance during the period?

A. Fox Entertainment, a large fund holding, was one of the few companies that bucked the downward trend of media stocks. Although its composition is similar to many other media companies and was just as tied to the weakening advertising environment, its stock performed relatively well due to its attractive valuation, continued broadcast ratings gains and the sale of its Fox Family assets to Disney. AT&T performed well after receiving a hostile bid for its cable business, driving its stock price up substantially in July. Cendant, with lodging, real estate and car rental operations, did well after some acquisitions it made performed better than expected.

Q. What stocks detracted from performance?

A. Along with most of the media industry, Viacom and AOL Time Warner were hurt by declines in advertising. Time and time again during the period, investors sought out media stocks in anticipation of strong performance once economic conditions begin to improve, only to sell them when prospects for a near-term recovery - and a boost in advertising - faded. Disney was affected by the drop-off in theme park attendance when people substituted less-expensive vacation alternatives to high-priced Disney resorts as the economy slowed.

Q. What's your outlook going forward, Charles?

A. In light of the recent tragic events following the close of the period, it would be very difficult to predict how the market and economy will react in the near term. Travel and leisure spending could slow, consumers could pare back on their spending, and advertising activity could continue to drop. It's an uncertain time, and I remain concerned about the continuing economic slowdown. However, consumers have proven to be extremely resilient, so only time will tell. I can say that the strength and integrity of the financial system both at home and abroad remain intact, and I will continue to take a long-term approach for the fund. No matter what the economic or market climate, I'll continue to search for those companies that I believe offer excellent opportunities for investors.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: May 8, 1984

Fund number: 062

Trading symbol: FDLSX

Size: as of August 31, 2001, more than
$255 million

Manager: Charles Hebard, since January 2001; research analyst, newspaper, printing, gaming, cruise ship and leisure industries, since 1999; joined Fidelity in 1999

Semiannual Report

Leisure Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value (Note 1)
AUTOMOBILES - 0.3%
Harley-Davidson, Inc.	15,700	$ 762,863
COMMERCIAL SERVICES & SUPPLIES - 3.1%
Arbitron, Inc. (a)	16,440	484,158
Cendant Corp. (a)	274,500	5,234,715
Dun & Bradstreet Corp. (a)	31,550	1,052,508
Pegasus Solutions, Inc. (a)	13,400	174,200
R.R. Donnelley & Sons Co.	33,200	990,024
TOTAL COMMERCIAL SERVICES & SUPPLIES		7,935,605
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.0%
AT&T Corp.	807,200	15,369,088
HOTELS, RESTAURANTS & LEISURE - 19.8%
Brinker International, Inc. (a)	49,050	1,304,730
Carnival Corp.	76,900	2,405,432
CEC Entertainment, Inc. (a)	19,350	728,528
Cheesecake Factory, Inc. (a)	65,725	1,998,040
Darden Restaurants, Inc.	30,000	858,600
Harrah's Entertainment, Inc. (a)	298,200	8,522,556
Hilton Hotels Corp.	155,800	1,980,218
Hollywood Casino Corp. Class A (a)	38,200	260,142
International Game Technology (a)	26,800	1,434,336
Jack in the Box, Inc. (a)	18,400	604,992
Mandalay Resort Group (a)	27,800	691,664
Marriott International, Inc. Class A	93,000	4,078,050
McDonald's Corp.	311,200	9,345,336
MGM Mirage, Inc. (a)	72,400	2,110,460
Outback Steakhouse, Inc. (a)	93,550	2,736,338
Park Place Entertainment Corp. (a)	104,300	1,108,709
Royal Caribbean Cruises Ltd.	29,100	679,194
Six Flags, Inc. (a)	199,100	3,311,033
Starwood Hotels & Resorts Worldwide, Inc. unit	119,200	4,034,920
Tricon Global Restaurants, Inc. (a)	61,700	2,629,654
TOTAL HOTELS, RESTAURANTS & LEISURE		50,822,932
HOUSEHOLD DURABLES - 0.1%
Sony Corp. sponsored ADR	7,300	327,770
INTERNET SOFTWARE & SERVICES - 0.3%
Yahoo!, Inc. (a)	61,300	727,018
LEISURE EQUIPMENT & PRODUCTS - 1.1%
Callaway Golf Co.	21,300	385,956
Mattel, Inc.	136,200	2,450,238
TOTAL LEISURE EQUIPMENT & PRODUCTS		2,836,194
MEDIA - 62.3%
AOL Time Warner, Inc. (a)	367,504	13,726,274
Cablevision Systems Corp.	4,500	210,150

	Shares	Value (Note 1)
Cablevision Systems Corp. - Rainbow Media Group (a)	7,100	$ 168,980
Charter Communications, Inc. Class A (a)	172,200	3,478,440
Clear Channel Communications, Inc. (a)	199,741	10,040,980
Comcast Corp. Class A (special) (a)	216,500	7,930,395
Cox Communications, Inc. Class A (a)	144,687	5,752,755
E.W. Scripps Co. Class A	67,100	4,391,695
EchoStar Communications Corp. Class A (a)	120,500	3,393,280
EMI Group PLC	1,700	10,136
Fox Entertainment Group, Inc. Class A (a)	466,400	11,436,128
Gannett Co., Inc.	103,400	6,375,644
Gemstar-TV Guide International, Inc. (a)	121,000	3,588,860
General Motors Corp. Class H	331,500	6,182,475
Harte-Hanks, Inc.	12,500	298,000
Hearst-Argyle Television, Inc. (a)	56,100	1,139,952
Interpublic Group of Companies, Inc.	91,244	2,470,888
Knight-Ridder, Inc.	14,300	866,580
Lamar Advertising Co. Class A (a)	18,000	577,800
Liberty Media Corp. Class A (a)	769,188	11,691,658
McGraw-Hill Companies, Inc.	94,500	5,599,125
Meredith Corp.	25,400	826,770
Metro-Goldwyn-Mayer, Inc. (a)	39,300	668,100
News Corp. Ltd. ADR	131,000	4,269,290
Omnicom Group, Inc.	123,000	9,568,170
Pegasus Communications Corp. (a)	18,600	213,900
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	233,500	3,187,275
Radio One, Inc. Class D (non-vtg.) (a)	76,300	1,168,153
Reader's Digest Association, Inc. Class A (non-vtg.)	23,200	433,840
Sinclair Broadcast Group, Inc. Class A (a)	14,800	146,520
The New York Times Co. Class A	98,600	4,215,150
Tribune Co.	107,700	4,245,534
Univision Communications, Inc. Class A (a)	84,700	2,526,601
USA Networks, Inc. (a)	67,500	1,563,300
Viacom, Inc. Class B (non-vtg.) (a)	396,196	16,798,710
Vivendi Universal SA sponsored ADR	34,840	1,906,096
Walt Disney Co.	275,856	7,015,018
Westwood One, Inc. (a)	22,300	635,550
WPP Group PLC sponsored ADR	13,960	690,601
TOTAL MEDIA		159,408,773
REAL ESTATE - 0.3%
Host Marriott Corp.	56,000	716,800
TEXTILES & APPAREL - 1.1%
NIKE, Inc. Class B	55,600	2,780,000
Common Stocks - continued
	Shares	Value (Note 1)
WIRELESS TELECOMMUNICATION SERVICES - 0.8%
American Tower Corp. Class A (a)	135,100	$ 1,954,897
AT&T Wireless Services, Inc. (a)	660	10,230
TOTAL WIRELESS TELECOMMUNICATION SERVICES		1,965,127
TOTAL COMMON STOCKS (Cost $222,257,423)		243,652,170
Cash Equivalents - 5.1%

Fidelity Cash Central Fund, 3.64% (b) (Cost $13,084,475)	13,084,475	13,084,475
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $235,341,898)		256,736,645
NET OTHER ASSETS - (0.3)%		(879,799)
NET ASSETS - 100%		$ 255,856,846
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $93,452,926 and $84,814,002, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $11,509 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $236,148,857. Net unrealized appreciation aggregated $20,587,788, of which $40,747,731 related to appreciated investment securities and $20,159,943 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $5,784,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Leisure Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $235,341,898) - See accompanying schedule		$ 256,736,645
Receivable for investments sold		1,957,595
Receivable for fund shares sold		104,988
Dividends receivable		95,499
Interest receivable		60,649
Redemption fees receivable		2
Total assets		258,955,378
Liabilities
Payable for investments purchased	$ 1,533,528
Payable for fund shares redeemed	1,319,395
Accrued management fee	133,731
Other payables and accrued expenses	111,878
Total liabilities		3,098,532
Net Assets		$ 255,856,846
Net Assets consist of:
Paid in capital		$ 243,672,734
Accumulated net investment loss		(556,354)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,654,027)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		21,394,493
Net Assets, for 4,082,563 shares outstanding		$ 255,856,846
Net Asset Value and redemption price per share ($255,856,846 ÷ 4,082,563 shares)		$62.67
Maximum offering price per share (100/97.00 of $62.67)		$64.61

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 499,567
Interest		408,364
Security lending		6,253
Total income		914,184
Expenses
Management fee	$ 792,260
Transfer agent fees	566,571
Accounting and security lending fees	90,570
Non-interested trustees' compensation	454
Custodian fees and expenses	6,369
Registration fees	27,664
Audit	8,352
Legal	669
Reports to shareholders	17,785
Miscellaneous	308
Total expenses before reductions	1,511,002
Expense reductions	(40,464)	1,470,538
Net investment income (loss)		(556,354)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,281,292)
Foreign currency transactions	17	(2,281,275)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(15,629,546)
Assets and liabilities in foreign currencies	81	(15,629,465)
Net gain (loss)		(17,910,740)
Net increase (decrease) in net assets resulting from operations		$ (18,467,094)
Other Information Sales charges paid to FDC		$ 154,317
Deferred sales charges withheld by FDC		$ 2,933
Exchange fees withheld by FSC		$ 3,435

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Leisure Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (556,354)	$ (396,435)
Net realized gain (loss)	(2,281,275)	(4,473,201)
Change in net unrealized appreciation (depreciation)	(15,629,465)	(31,646,422)
Net increase (decrease) in net assets resulting from operations	(18,467,094)	(36,516,058)
Distributions to shareholders from net realized gain	-	(35,092,771)
Share transactions Net proceeds from sales of shares	96,299,280	124,653,987
Reinvestment of distributions	-	33,599,839
Cost of shares redeemed	(91,858,975)	(131,297,770)
Net increase (decrease) in net assets resulting from share transactions	4,440,305	26,956,056
Redemption fees	35,407	153,356
Total increase (decrease) in net assets	(13,991,382)	(44,499,417)
Net Assets
Beginning of period	269,848,228	314,347,645
End of period (including accumulated net investment loss of $556,354 and $0, respectively)	$ 255,856,846	$ 269,848,228
Other Information Shares
Sold	1,417,469	1,754,955
Issued in reinvestment of distributions	-	424,938
Redeemed	(1,409,831)	(1,815,094)
Net increase (decrease)	7,638	364,799

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 I	1999	1998	1997
Net asset value, beginning of period	$ 66.22	$ 84.73	$ 81.44	$ 62.30	$ 47.83	$ 46.17
Income from Investment Operations
Net investment income (loss) E	(.13)	(.11)	(.28) F	(.27)	(.25)	(.06) G
Net realized and unrealized gain (loss)	(3.43)	(8.52)	11.58	22.78	21.10	4.47
Total from investment operations	(3.56)	(8.63)	11.30	22.51	20.85	4.41
Less Distributions
From net realized gain	-	(9.92)	(8.15)	(3.44)	(6.46)	(2.83)
Redemption fees added to paid in capital	.01	.04	.14	.07	.08	.08
Net asset value, end of period	$ 62.67	$ 66.22	$ 84.73	$ 81.44	$ 62.30	$ 47.83
Total Return B, C, D	(5.36)%	(12.04)%	13.89%	37.54%	47.29%	10.14%
Ratios to Average Net Assets
Expenses before expense reductions	1.08% A	1.12%	1.15%	1.26%	1.44%	1.56%
Expenses net of voluntary waivers, if any	1.08% A	1.12%	1.15%	1.26%	1.44%	1.56%
Expenses net of all reductions	1.05% A, H	1.12%	1.12% H	1.24% H	1.39% H	1.54% H
Net investment income (loss)	(.40)% A	(.15)%	(.32)%	(.40)%	(.46)%	(.12)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 255,857	$ 269,848	$ 314,348	$ 346,139	$ 257,199	$ 98,133
Portfolio turnover rate	65% A	71%	120%	107%	209%	127%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.04 per share.

G Investment income per share reflects a special dividend which amounted to $.23 per share. H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.
I For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Multimedia Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	-7.18%	-18.24%	98.33%	431.18%
Select Multimedia (load adj.)	-9.97%	-20.69%	92.38%	415.25%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Consumer Industries	-2.56%	2.13%	78.29%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 270 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Multimedia	-18.24%	14.68%	18.17%
Select Multimedia (load adj.)	-20.69%	13.98%	17.82%
S&P 500	-24.39%	13.33%	13.46%
GS Consumer Industries	2.13%	12.26%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Multimedia Portfolio on August 31, 1991 and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $51,525 - a 415.25% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Omnicom Group, Inc.	7.1
Viacom, Inc. Class B (non-vtg.)	6.8
AT&T Corp.	6.1
AOL Time Warner, Inc.	6.1
Clear Channel Communications, Inc.	4.7
Gannett Co., Inc.	4.7
Fox Entertainment Group, Inc. Class A	4.5
Liberty Media Corp. Class A	3.9
General Motors Corp. Class H	3.7
Moody's Corp.	3.5
51.1
Top Industries as of August 31, 2001
% of fund's net assets
Media	83.2%
Diversified Telecommunication Services	6.1%
Diversified Financials	3.5%
Internet & Catalog Retail	0.4%
All Others *	6.8%

* Includes short-term investments and net other assets.

Semiannual Report

Multimedia Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Victor Thay, Portfolio Manager of Fidelity Select Multimedia Portfolio

Q. How did the fund perform, Victor?

A. It did about as well as the overall market. For the six months ending August 31, 2001, the fund returned -7.18%, versus -7.97% for the Standard & Poor's 500 Index. The Goldman Sachs Consumer Industries Index - an index of 270 stocks designed to measure the performance of companies in the consumer industries sector - finished with a return of -2.56%. For the 12 months ending August 31, 2001, the fund returned -18.24%, compared with -24.39% and 2.13% for the S&P 500 and the Goldman Sachs index, respectively.

Q. What factors influenced the fund's relative performance during the six-month period?

A. A weakening economy contributed to the poor performance of advertising-sensitive companies. As their earnings outlooks deteriorated, many companies cut back on their advertising budgets, hurting advertising agencies, media companies and others that depend on ad revenues. The S&P 500, a widely used proxy for the overall market, was particularly hampered by the underperformance of stocks in technology, telecommunications and other growth sectors. On the other hand, the Goldman Sachs index was buttressed by nice gains in many retail stocks, which responded positively to evidence during the period that consumer spending was holding up well and to continued cuts in interest rates by the Federal Reserve Board. Lower interest rates reduce consumers' borrowing costs and generally have a favorable impact on consumer spending.

Q. Can you comment on your strategy during the period?

A. In retrospect, I should have given the fund a more defensive tilt, with a lower profile in entertainment companies and a higher exposure to cable firms, which have a more stable revenue stream that is valued by investors when stocks in other industries are languishing. However, most investors - me included - had a much more upbeat outlook for the economy early in the period than at the end. For a while, it looked as though the Federal Reserve Board's rate cuts would avert a prolonged slowdown, making advertising-sensitive stocks a good way to bet on a recovery. As the period progressed, it became clear that the slowdown was more entrenched than previously thought.

Q. What stocks helped the fund's performance?

A. Moody's, which offers a rating service for public debt issues, was the fund's top contributor. The stock was a beneficiary of investors' search for stable earnings growth, and it also was helped by healthy refinancing activity in the debt markets. Fox Entertainment Group also aided performance, buoyed by improving ratings and operating leverage of its cable network. AT&T's stock responded positively to a hostile bid for the company's cable division from rival Comcast.

Q. What stocks detracted from performance?

A. Viacom fell after the company lowered its guidance to analysts on expected revenues and earnings. Another poor performer, AOL Time Warner, had a soft second quarter and was expected to downwardly revise its financial estimates for the near term. General Motors Class H, the tracking stock for the Hughes Electronics subsidiary of General Motors, declined when the former delivered poor results.

Q. What's your outlook, Victor?

A. From the perspective of mid-September 2001, when this report is being written, the outlook for multimedia stocks and the economy is quite uncertain. After the end of the period, in the days immediately following the terrorist attacks of September 11, advertising virtually dried up in many media, as companies sought to distance themselves from events that are shocking and tragic on a virtually unprecedented scale. A lot will depend on how quickly business returns to some semblance of normality. In a drawn-out war, even defensive stocks could be hurt. On a more positive note, I still anticipate that the winter Olympics in Salt Lake City and competition for U.S. Senate seats should stimulate ad revenues and provide some support for ad-sensitive stocks in 2002. Further cuts in interest rates by the Fed also could be constructive for the stock market and the economy. For now, I am sticking with my strategy of trying to find a suitable mix of offensive stocks - that is, those that should respond to improving economic conditions - and defensive holdings with steady earnings growth.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 30, 1986

Fund number: 503

Trading symbol: FBMPX

Size: as of August 31, 2001, more than
$169 million

Manager: Victor Thay, since 2001; manager, Fidelity Select Home Finance Portfolio, 1999-2001; Fidelity Select Natural Gas Portfolio, 1997-1999; analyst, U.S. and Canadian exploration and production industry, 1996-1999; analyst, Canadian equities, 1995-1996; joined Fidelity in 1995

Semiannual Report

Multimedia Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value (Note 1)
DIVERSIFIED FINANCIALS - 3.5%
Moody's Corp.	175,400	$ 6,032,006
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.1%
AT&T Corp.	547,300	10,420,592
INTERNET & CATALOG RETAIL - 0.4%
Shop At Home, Inc. (a)	200,000	640,000
MEDIA - 82.1%
Adelphia Communications Corp. Class A (a)	75,000	2,366,250
ADVO, Inc. (a)	8,500	309,400
AOL Time Warner, Inc. (a)	275,225	10,279,654
Astral Media, Inc. Class A (non-vtg.)	90,600	2,600,426
Charter Communications, Inc. Class A (a)	245,000	4,949,000
Clear Channel Communications, Inc. (a)	158,426	7,964,075
Comcast Corp. Class A (special) (a)	104,100	3,813,183
Corus Entertainment, Inc. Class B (a)	104,200	2,007,517
Cox Communications, Inc. Class A (a)	93,960	3,735,850
Dow Jones & Co., Inc.	13,700	751,856
E.W. Scripps Co. Class A	57,000	3,730,650
EchoStar Communications Corp. Class A (a)	135,900	3,826,944
Fox Entertainment Group, Inc. Class A (a)	310,600	7,615,912
Gannett Co., Inc.	128,500	7,923,310
Gemstar-TV Guide International, Inc. (a)	152,000	4,508,320
General Motors Corp. Class H	340,100	6,342,865
Hearst-Argyle Television, Inc. (a)	32,500	660,400
Insight Communications, Inc. Class A (a)	18,900	430,731
Lamar Advertising Co. Class A (a)	33,700	1,081,770
Liberty Media Corp. Class A (a)	439,292	6,677,238
McGraw-Hill Companies, Inc.	101,600	6,019,800
Mediacom Communications Corp. Class A (a)	50,500	872,640
Meredith Corp.	16,300	530,565
News Corp. Ltd. ADR	104,300	3,399,137
Omnicom Group, Inc.	154,900	12,049,671
Paxson Communications Corp. Class A (a)	24,300	232,065
Pegasus Communications Corp. (a)	108,300	1,245,450
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	149,600	2,042,040
Radio One, Inc. Class D (non-vtg.) (a)	97,200	1,488,132
Reader's Digest Association, Inc. Class A (non-vtg.)	38,600	721,820
The New York Times Co. Class A	91,800	3,924,450
TMP Worldwide, Inc. (a)	15,600	699,660
Tribune Co.	125,600	4,951,152
Univision Communications, Inc. Class A (a)	58,300	1,739,089
USA Networks, Inc. (a)	82,500	1,910,700
Viacom, Inc. Class B (non-vtg.) (a)	272,196	11,541,110
Walt Disney Co.	110,900	2,820,187

	Shares	Value (Note 1)
Westwood One, Inc. (a)	44,900	$ 1,279,650
XM Satellite Radio Holdings, Inc. Class A (a)	8,900	89,445
TOTAL MEDIA		139,132,114
TOTAL COMMON STOCKS (Cost $143,214,171)		156,224,712
Convertible Bonds - 1.1%
Moody's Ratings (unaudited)		Principal Amount
MEDIA - 1.1%
EchoStar Communications Corp. 5.75% 5/15/08 (c) (Cost $2,000,000)	Caa1	$ 2,000,000	1,845,000
Cash Equivalents - 4.8%
	Shares
Fidelity Cash Central Fund, 3.64% (b)	7,692,235	7,692,235
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	425,000	425,000
TOTAL CASH EQUIVALENTS (Cost $8,117,235)		8,117,235
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $153,331,406)		166,186,947
NET OTHER ASSETS - 2.0%		3,333,525
NET ASSETS - 100%		$ 169,520,472
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,845,000 or 1.1% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $55,403,392 and $101,069,597, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $6,685 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $154,048,002. Net unrealized appreciation aggregated $12,138,945, of which $27,062,458 related to appreciated investment securities and $14,923,513 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Multimedia Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $382,750) (cost $153,331,406) - See accompanying schedule		$ 166,186,947
Receivable for investments sold		4,381,232
Receivable for fund shares sold		26,237
Dividends receivable		70,806
Interest receivable		66,288
Other receivables		516
Total assets		170,732,026
Liabilities
Payable for fund shares redeemed	$ 615,282
Accrued management fee	92,302
Other payables and accrued expenses	78,970
Collateral on securities loaned, at value	425,000
Total liabilities		1,211,554
Net Assets		$ 169,520,472
Net Assets consist of:
Paid in capital		$ 162,621,656
Accumulated net investment loss		(437,809)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,518,865)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,855,490
Net Assets, for 4,357,443 shares outstanding		$ 169,520,472
Net Asset Value and redemption price per share ($169,520,472 ÷ 4,357,443 shares)		$38.90
Maximum offering price per share (100/97.00 of $38.90)		$40.10

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 317,667
Interest		303,490
Security lending		10,333
Total income		631,490
Expenses
Management fee	$ 574,474
Transfer agent fees	418,120
Accounting and security lending fees	66,010
Non-interested trustees' compensation	350
Custodian fees and expenses	5,628
Registration fees	21,891
Audit	7,910
Legal	544
Reports to shareholders	14,431
Miscellaneous	228
Total expenses before reductions	1,109,586
Expense reductions	(40,287)	1,069,299
Net investment income (loss)		(437,809)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(5,292,764)
Foreign currency transactions	8,605	(5,284,159)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(10,400,426)
Assets and liabilities in foreign currencies	(15)	(10,400,441)
Net gain (loss)		(15,684,600)
Net increase (decrease) in net assets resulting from operations		$ (16,122,409)
Other Information Sales charges paid to FDC		$ 94,848
Deferred sales charges withheld by FDC		$ 762
Exchange fees withheld by FSC		$ 6,390

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Multimedia Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (437,809)	$ (300,672)
Net realized gain (loss)	(5,284,159)	9,414,966
Change in net unrealized appreciation (depreciation)	(10,400,441)	(44,796,474)
Net increase (decrease) in net assets resulting from operations	(16,122,409)	(35,682,180)
Distributions to shareholders from net realized gains	-	(17,570,962)
Share transactions Net proceeds from sales of shares	52,774,097	175,106,656
Reinvestment of distributions	-	17,084,275
Cost of shares redeemed	(102,932,052)	(141,924,829)
Net increase (decrease) in net assets resulting from share transactions	(50,157,955)	50,266,102
Redemption fees	39,920	136,256
Total increase (decrease) in net assets	(66,240,444)	(2,850,784)
Net Assets
Beginning of period	235,760,916	238,611,700
End of period (including accumulated net investment loss of $437,809 and $0, respectively)	$ 169,520,472	$ 235,760,916
Other Information Shares
Sold	1,237,254	3,796,664
Issued in reinvestment of distributions	-	384,015
Redeemed	(2,505,864)	(3,024,250)
Net increase (decrease)	(1,268,610)	1,156,429

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 H	1999	1998	1997
Net asset value, beginning of period	$ 41.91	$ 53.39	$ 43.13	$ 33.58	$ 24.91	$ 27.18
Income from Investment Operations
Net investment income (loss) E	(.09)	(.06)	(.16)	(.19)	(.17)	.35 F
Net realized and unrealized gain (loss)	(2.93)	(7.29)	11.90	11.85	10.30	(1.58)
Total from investment operations	(3.02)	(7.35)	11.74	11.66	10.13	(1.23)
Less Distributions
From net realized gain	-	(4.16)	(1.57)	(2.19)	(1.52)	(1.07)
Redemption fees added to paid in capital	.01	.03	.09	.08	.06	.03
Net asset value, end of period	$ 38.90	$ 41.91	$ 53.39	$ 43.13	$ 33.58	$ 24.91
Total Return B, C, D	(7.18)%	(13.97)%	27.62%	36.68%	42.42%	(4.52)%
Ratios to Average Net Assets
Expenses before expense reductions	1.09% A	1.13%	1.17%	1.35%	1.75%	1.60%
Expenses net of voluntary waivers, if any	1.09% A	1.13%	1.17%	1.35%	1.75%	1.60%
Expenses net of all reductions	1.05% A, G	1.12% G	1.15% G	1.33% G	1.71% G	1.56% G
Net investment income (loss)	(.43)% A	(.14)%	(.32)%	(.52)%	(.59)%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 169,520	$ 235,761	$ 238,612	$ 159,730	$ 115,485	$ 54,171
Portfolio turnover rate	58% A	73%	76%	109%	219%	99%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.49 per share. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Retailing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Retailing	-5.24%	-2.25%	89.55%	258.15%
Select Retailing (load adj.)	-8.08%	-5.18%	83.86%	247.41%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Consumer Industries	-2.56%	2.13%	78.29%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Consumer Industries Index - a market capitalization-weighted index of 270 stocks designed to measure the performance of companies in the consumer industries sector. Issues in the index include providers of consumer services and products, including producers of beverages - alcoholic and non-alcoholic, food, personal care, household products, and tobacco companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Retailing	-2.25%	13.64%	13.61%
Select Retailing (load adj.)	-5.18%	12.95%	13.26%
S&P 500	-24.39%	13.33%	13.46%
GS Consumer Industries	2.13%	12.26%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Retailing Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $34,741 - a 247.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Lowe's Companies, Inc.	9.6
Kmart Corp.	7.1
Wal-Mart Stores, Inc.	6.2
McDonald's Corp.	5.9
Abercrombie & Fitch Co. Class A	5.1
BJ's Wholesale Club, Inc.	4.2
Costco Wholesale Corp.	4.1
Rite Aid Corp.	3.6
Safeway, Inc.	3.5
Best Buy Co., Inc.	2.8
52.1
Top Industries as of August 31, 2001
% of fund's net assets
Specialty Retail	35.0%
Multiline Retail	30.8%
Food & Drug Retailing	14.7%
Hotels, Restaurants & Leisure	6.7%
Electronic Equipment & Instruments	2.2%
All Others *	10.6%

* Includes short-term investments and net other assets.

Semiannual Report

Retailing Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Steve Calhoun, Portfolio Manager of Fidelity Select Retailing Portfolio

Q. How did the fund perform, Steve?

A. During the six-month period that ended August 31, 2001, the fund fell 5.24%. This performance compares to the Goldman Sachs Consumer Industries Index - an index of 270 stocks designed to measure the performance of companies in the consumer industries sector - which slipped 2.56%. The Standard & Poor's 500 Index fell 7.97%. For the 12 months that ended August 31, 2001, the fund's -2.25% return compares to a 2.13% return for the Goldman Sachs index. The Standard & Poor's 500 Index returned -24.39% during the same 12-month period.

Q. What market factors affected performance over the past six months, and how did this affect your investment strategy?

A. The market environment was characterized by slowing economic conditions as evidenced by decreasing interest rates, rising unemployment and moderating energy prices. Against this backdrop, consumers, uncertain about future economic conditions, were careful with their spending. Given this environment, I chose to focus on retailers that were able to continue to attract consumers and increase their market share while offering favorable valuations. Companies such as Wal-Mart, which continued to aggressively expand its grocery business, and Safeway, a grocer with above-average industry margins, offered many of these characteristics.

Q. Did you employ any other investment strategies?

A. Yes, I did. I looked for companies where declining interest rates offered them a chance to refinance their debt, improve their balance sheets and refine their operations. I liked Rite Aid, for example, because its new management team appeared to be showing favorable results in implementing its new business strategies. Declining interest rates also proved to be beneficial in the currency market for select companies. McDonald's, a long-time consumer favorite, saw its overseas profits benefit from the euro's recent rise when translated from the euro into the U.S. dollar.

Q. What other stocks benefited performance?

A. Home improvement companies and wholesale clubs helped. BJ's, a regional wholesale club, continued its positive performance. Lowe's also was a positive contributor. Its nationwide expansion continued to take away consumers from its older, more mature rivals such as Home Depot. In addition, Lowe's was able to attract consumers with different demographic characteristics to its stores. This helped Lowe's show more favorable sales growth than its competitors. Kmart was a positive contributor as it benefited from store upgrades and the consumer's focus on basic goods.

Q. What stocks were disappointing?

A. Specialty retailers continued to be disappointing as they struggled to attract the discretionary sales dollar. Companies such as Abercrombie & Fitch executed good business strategies and had good store traffic, but still were affected by a reluctant consumer. Other companies, including GAP, suffered as consumers were slow to accept its fashions. Many consumers simply cut back or postponed their purchases of specialty apparel. In many cases, consumers were only purchasing staple goods such as groceries.

Q. What's your outlook for the coming months?

A. I am cautious, and I would not be surprised if the current economic conditions continued. Further interest-rate reductions and slowing consumer spending cannot be ruled out. In this environment, I will continue to look for companies with defensive characteristics - meaning companies that are able attract consumers in a variety of economic conditions. I'll also look for companies with increasing market share, favorable industry operating margins and attractive valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 046

Trading symbol: FSRPX

Size: as of August 31, 2001, more than
$70 million

Manager: Steve Calhoun, since 1999; director of associate research, 1997-1999; equity research associate, 1994-1997; joined Fidelity in 1994

Semiannual Report

Retailing Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value (Note 1)
ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.2%
Optimal Robotics Corp. Class A (a)	35,800	$ 1,560,880
FOOD & DRUG RETAILING - 14.7%
Albertson's, Inc.	46,000	1,609,540
CVS Corp.	40,600	1,466,066
Duane Reade, Inc. (a)	29,500	1,044,300
Longs Drug Stores Corp.	18,700	483,956
Rite Aid Corp. (a)	319,800	2,539,212
Safeway, Inc. (a)	55,400	2,499,094
Walgreen Co.	22,600	776,310
Whole Foods Market, Inc. (a)	200	7,038
TOTAL FOOD & DRUG RETAILING		10,425,516
HOTELS, RESTAURANTS & LEISURE - 6.7%
McDonald's Corp.	139,600	4,192,188
P.F. Chang's China Bistro, Inc. (a)	12,800	569,600
TOTAL HOTELS, RESTAURANTS & LEISURE		4,761,788
MULTILINE RETAIL - 30.8%
Big Lots, Inc. (a)	64,200	680,520
BJ's Wholesale Club, Inc. (a)	60,000	2,940,000
Costco Wholesale Corp. (a)	77,100	2,884,311
Dillard's, Inc. Class A	45,000	805,500
Federated Department Stores, Inc. (a)	35,400	1,285,374
JCPenney Co., Inc.	63,600	1,526,400
Kmart Corp. (a)	497,700	4,996,908
Sears, Roebuck & Co.	37,000	1,581,750
Target Corp.	18,000	623,700
Wal-Mart Stores, Inc.	92,100	4,425,405
TOTAL MULTILINE RETAIL		21,749,868
SPECIALTY RETAIL - 35.0%
Abercrombie & Fitch Co. Class A (a)	118,300	3,589,222
American Eagle Outfitters, Inc. (a)	49,700	1,279,775
AnnTaylor Stores Corp. (a)	18,200	609,700
AutoZone, Inc. (a)	13,300	614,460
Bed Bath & Beyond, Inc. (a)	33,900	978,015
Best Buy Co., Inc. (a)	34,300	2,023,014
Borders Group, Inc. (a)	50,800	1,181,608
Circuit City Stores, Inc. - Circuit City Group	48,700	813,290
Copart, Inc. (a)	20,300	499,989
Home Depot, Inc.	16,950	778,853
Hot Topic, Inc. (a)	21,000	698,250
Linens 'N Things, Inc. (a)	46,200	1,201,200
Lowe's Companies, Inc.	182,600	6,792,720
Pacific Sunwear of California, Inc. (a)	70,800	1,164,660
The Pep Boys - Manny, Moe & Jack	25,600	325,888
Too, Inc. (a)	26,600	732,032

	Shares	Value (Note 1)
Toys 'R' Us, Inc. (a)	30,800	$ 737,044
Williams-Sonoma, Inc. (a)	23,900	760,020
TOTAL SPECIALTY RETAIL		24,779,740
TEXTILES & APPAREL - 2.2%
Fossil, Inc. (a)	29,600	607,096
Oshkosh B'Gosh, Inc. Class A	10,700	331,379
Tommy Hilfiger Corp. (a)	48,200	621,780
TOTAL TEXTILES & APPAREL		1,560,255
TOTAL COMMON STOCKS (Cost $61,850,751)		64,838,047
Cash Equivalents - 8.6%

Fidelity Cash Central Fund, 3.64% (b)	3,286,664	3,286,664
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	2,800,000	2,800,000
TOTAL CASH EQUIVALENTS (Cost $6,086,664)		6,086,664
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $67,937,415)		70,924,711
NET OTHER ASSETS - (0.2)%		(156,150)
NET ASSETS - 100%		$ 70,768,561
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $129,340,127 and $145,734,679, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $8,153 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $68,625,221. Net unrealized appreciation aggregated $2,299,490, of which $6,529,110 related to appreciated investment securities and $4,229,620 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Retailing Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $2,717,000) (cost $67,937,415) - See accompanying schedule		$ 70,924,711
Receivable for investments sold		3,194,064
Receivable for fund shares sold		12,548
Dividends receivable		15,797
Interest receivable		16,207
Redemption fees receivable		49
Other receivables		3,759
Total assets		74,167,135
Liabilities
Payable for investments purchased	$ 6,995
Payable for fund shares redeemed	517,445
Accrued management fee	40,953
Other payables and accrued expenses	33,181
Collateral on securities loaned, at value	2,800,000
Total liabilities		3,398,574
Net Assets		$ 70,768,561
Net Assets consist of:
Paid in capital		$ 64,804,261
Accumulated net investment loss		(156,147)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,133,151
Net unrealized appreciation (depreciation) on investments		2,987,296
Net Assets, for 1,669,477 shares outstanding		$ 70,768,561
Net Asset Value and redemption price per share ($70,768,561 ÷ 1,669,477 shares)		$42.39
Maximum offering price per share (100/97.00 of $42.39)		$43.70

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 135,421
Interest		147,734
Security lending		24,720
Total income		307,875
Expenses
Management fee	$ 239,010
Transfer agent fees	217,324
Accounting and security lending fees	30,874
Non-interested trustees' compensation	129
Custodian fees and expenses	6,897
Registration fees	21,527
Audit	8,033
Legal	208
Reports to shareholders	8,437
Miscellaneous	103
Total expenses before reductions	532,542
Expense reductions	(68,520)	464,022
Net investment income (loss)		(156,147)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,759,731
Foreign currency transactions	(10,145)	3,749,586
Change in net unrealized appreciation (depreciation) on investment securities		(9,120,988)
Net gain (loss)		(5,371,402)
Net increase (decrease) in net assets resulting from operations		$ (5,527,549)
Other Information Sales charges paid to FDC		$ 59,774
Deferred sales charges withheld by FDC		$ 258
Exchange fees withheld by FSC		$ 2,385

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Retailing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (156,147)	$ (390,110)
Net realized gain (loss)	3,749,586	8,363,845
Change in net unrealized appreciation (depreciation)	(9,120,988)	(7,756,333)
Net increase (decrease) in net assets resulting from operations	(5,527,549)	217,402
Distributions to shareholders from net realized gains	(2,696,929)	(12,751,208)
Share transactions Net proceeds from sales of shares	52,649,736	135,724,964
Reinvestment of distributions	2,576,800	12,166,652
Cost of shares redeemed	(73,250,060)	(114,614,368)
Net increase (decrease) in net assets resulting from share transactions	(18,023,524)	33,277,248
Redemption fees	128,886	322,540
Total increase (decrease) in net assets	(26,119,116)	21,065,982
Net Assets
Beginning of period	96,887,677	75,821,695
End of period (including accumulated net investment loss of $156,147 and $0, respectively)	$ 70,768,561	$ 96,887,677
Other Information Shares
Sold	1,176,936	2,706,491
Issued in reinvestment of distributions	62,941	246,750
Redeemed	(1,661,115)	(2,366,194)
Net increase (decrease)	(421,238)	587,047

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 46.34	$ 50.42	$ 67.50	$ 50.04	$ 33.25	$ 27.87
Income from Investment Operations
Net investment income (loss) E	(.08)	(.25)	(.39)	(.28)	(.27)	(.13)
Net realized and unrealized gain (loss)	(2.47)	3.15	(6.72)	18.27	17.14	5.49
Total from investment operations	(2.55)	2.90	(7.11)	17.99	16.87	5.36
Less Distributions
From net realized gain	(1.47)	(7.18)	(10.13)	(.39)	(.51)	(.08)
In excess of net realized gain	-	-	-	(.30)	-	-
Total distributions	(1.47)	(7.18)	(10.13)	(.69)	(.51)	(.08)
Redemption fees added to paid in capital	.07	.20	.16	.16	.43	.10
Net asset value, end of period	$ 42.39	$ 46.34	$ 50.42	$ 67.50	$ 50.04	$ 33.25
Total Return B, C, D	(5.24)%	5.77%	(12.15)%	36.66%	52.61%	19.59%
Ratios to Average Net Assets
Expenses before expense reductions	1.26% A	1.36%	1.25%	1.25%	1.63%	1.45%
Expenses net of voluntary waivers, if any	1.26% A	1.36%	1.25%	1.25%	1.63%	1.45%
Expenses net of all reductions	1.10% A, F	1.29% F	1.20% F	1.22% F	1.55% F	1.39% F
Net investment income (loss)	(.37)% A	(.51)%	(.60)%	(.50)%	(.67)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 70,769	$ 96,888	$ 75,822	$ 337,513	$ 192,861	$ 59,348
Portfolio turnover rate	328% A	278%	88%	165%	308%	278%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Consumer Sector

Air Transportation Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performancde. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	-3.12%	2.26%	171.11%	358.64%
Select Air Transportation (load adj.)	-6.02%	-0.81%	162.97%	344.88%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Cyclical Industries	-3.93%	-1.50%	43.58%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Air Transportation	2.26%	22.08%	16.45%
Select Air Transportation (load adj.)	-0.81%	21.33%	16.10%
S&P 500	-24.39%	13.33%	13.46%
GS Cyclical Industries	-1.50%	7.50%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Air Transportation Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $44,488 - a 344.88% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
General Dynamics Corp.	7.5
Lockheed Martin Corp.	7.1
Delta Air Lines, Inc.	6.7
United Parcel Service, Inc. Class B	6.5
AMR Corp.	6.0
UAL Corp.	5.4
United Technologies Corp.	4.7
Continental Airlines, Inc. Class B	4.6
C.H. Robinson Worldwide, Inc.	4.5
Northwest Airlines Corp.	4.4
57.4
Top Industries as of August 31, 2001
% of fund's net assets
Airlines	41.0%
Aerospace & Defense	34.5%
Air Freight & Couriers	14.3%
Road & Rail	4.5%
Commercial Services & Supplies	1.1%
All Others *	4.6%

* Includes short-term investments and net other assets.

Semiannual Report

Air Transportation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Matthew Fruhan, Portfolio Manager of Fidelity Select Air Transportation Portfolio

Q. How did the fund perform, Matt?

A. For the six months that ended August 31, 2001, the fund fell 3.12%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - declined 3.93%. During the same period, the Standard & Poor's 500 Index fell 7.97%. For the 12 months that ended August 31, the fund returned 2.26%, while the Goldman Sachs index fell 1.50% and the S&P 500 fell 24.39%.

Q. Despite losing ground during the period, the fund was able to minimize its losses relative to the broader market and fared slightly better than the Goldman Sachs index. Why?

A. While nearly the entire market witnessed a downturn during the period, many investors looked beyond the malaise toward a rebound in the economy. Cyclical stocks - especially airline stocks with their "trough," or very cheap valuations - are closely tied to expectations for an economic recovery and, in general, they performed well during the period. The fund's overweighted position in certain airline stocks - relative to both indexes - helped performance. While airline stocks were cheap, however, the airlines themselves reported sizable declines in operating profits over the past year. When airlines don't make money, they stop ordering airplanes, which hurt the aerospace manufacturers. In turn, aerospace stocks performed poorly during the period because their valuations depend on orders as the driver of future profits. The fund was underweighted in the aerospace industry - relative to both indexes - during the period, which helped performance.

Q. Which stocks performed well during the period, and why?

A. General Dynamics and Lockheed Martin - two of the biggest defense contractors in the U.S. - made big contributions to the fund's returns. Investors rewarded defense stocks for their robust cash flow numbers, strong year-over-year earnings growth and attractive valuations during the period. A regional airline - SkyWest - also fared well during the period because the company reported higher and more consistent earnings growth than many of the larger airline companies.

Q. Which of the fund's holdings were the most disappointing?

A. Despite reporting solid earnings growth, Boeing - the largest manufacturer of airplanes in the U.S. - suffered along with the rest of the aerospace industry on forecasts of declining airplane orders for 2002 and 2003 versus this year. Goodrich, a commercial aerospace supplier, also lost ground on expectations of a slowdown in airplane orders. Among the larger airlines, investors punished Delta during the period for an extended labor strike at its regional carrier, Comair.

Q. What's your outlook?

A. The outlook for the airline industry is tenuous. I believe some carriers may go bankrupt as demand for air travel takes some time to rebound after the tragic events of September 11th, following the end of the period. The recent government guaranteed loan package for U.S. airlines, however, does give carriers more leeway for merger and acquisition activity. For those airlines left standing, the upside could be enormous. It is important for investors to own stocks of companies that have solid balance sheets and are likely to survive a prolonged downturn. As for aerospace, we have entered a down cycle in orders and the length of the downturn is hard to pinpoint. I believe it will be difficult to make money in this sector in the short term, but if the market punishes these stocks too harshly, good buying opportunities may emerge. In general, I expect lots of volatility in airline and aerospace stocks due to the uncertainty that lies ahead. However, this situation also may provide investors with valuable opportunities to buy great companies at great prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 034

Trading symbol: FSAIX

Size: as of August 31, 2001, more than
$42 million

Manager: Matthew Fruhan, since January 2001; manager, Fidelity Select Defense and Aerospace Portfolio, since January 2001; Fidelity Select Food and Agriculture Portfolio, 1999-2001; joined Fidelity in 1995

Semiannual Report

Air Transportation Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 34.5%
Boeing Co.	30,200	$ 1,546,240
Bombardier, Inc. Class B (sub. vtg.)	146,200	1,885,965
General Dynamics Corp.	40,800	3,221,567
Goodrich Corp.	53,100	1,701,855
Honeywell International, Inc.	6,400	238,464
Lockheed Martin Corp.	76,500	3,049,290
Precision Castparts Corp.	34,200	1,174,428
United Technologies Corp.	29,500	2,017,800
TOTAL AEROSPACE & DEFENSE		14,835,609
AIR FREIGHT & COURIERS - 14.3%
Expeditors International of Washington, Inc.	24,100	1,225,726
FedEx Corp. (a)	8,900	374,690
Forward Air Corp. (a)	24,700	691,353
United Parcel Service, Inc. Class B	50,720	2,801,266
UTI Worldwide, Inc.	60,300	1,031,130
TOTAL AIR FREIGHT & COURIERS		6,124,165
AIRLINES - 41.0%
Air Canada (a)	3,700	15,441
AirTran Holdings, Inc. (a)	61,100	398,983
Alaska Air Group, Inc. (a)	19,000	620,160
America West Holding Corp. Class B (a)	9,300	88,443
AMR Corp. (a)	80,800	2,584,792
Atlantic Coast Airlines Holdings, Inc. (a)	23,800	602,140
British Airways PLC ADR	8,100	362,070
Continental Airlines, Inc. Class B (a)	45,100	1,967,262
Delta Air Lines, Inc.	74,600	2,879,560
Mesa Air Group, Inc. (a)	43,900	646,208
Midwest Express Holdings, Inc. (a)	21,500	396,245
Northwest Airlines Corp. (a)	90,400	1,905,632
SkyWest, Inc.	49,000	1,560,160
Southwest Airlines Co.	58,625	1,048,801
UAL Corp.	70,700	2,310,476
WestJet Airlines Ltd. (a)	19,400	215,597
TOTAL AIRLINES		17,601,970
COMMERCIAL SERVICES & SUPPLIES - 1.1%
Pittston Co. - Brinks Group	22,100	487,526
ROAD & RAIL - 4.5%
C.H. Robinson Worldwide, Inc.	62,800	1,952,452
TOTAL COMMON STOCKS (Cost $36,471,048)		41,001,722
Cash Equivalents - 5.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.64% (b) (Cost $2,178,648)	2,178,648	$ 2,178,648
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $38,649,696)		43,180,370
NET OTHER ASSETS - (0.5)%		(214,656)
NET ASSETS - 100%		$ 42,965,714
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $27,813,720 and $28,891,849, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $238 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $39,429,785. Net unrealized appreciation aggregated $3,750,585, of which $7,075,601 related to appreciated investment securities and $3,325,016 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Air Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $38,649,696) - See accompanying schedule		$ 43,180,370
Receivable for investments sold		111,942
Receivable for fund shares sold		125,859
Dividends receivable		48,917
Interest receivable		10,470
Redemption fees receivable		5
Other receivables		524
Total assets		43,478,087
Liabilities
Payable for investments purchased	$ 239,155
Payable for fund shares redeemed	215,059
Accrued management fee	22,284
Other payables and accrued expenses	35,875
Total liabilities		512,373
Net Assets		$ 42,965,714
Net Assets consist of:
Paid in capital		$ 37,196,456
Accumulated net investment loss		(29,889)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,268,442
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,530,705
Net Assets, for 1,313,521 shares outstanding		$ 42,965,714
Net Asset Value and redemption price per share ($42,965,714 ÷ 1,313,521 shares)		$32.71
Maximum offering price per share (100/97.00 of $32.71)		$33.72

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 209,249
Interest		85,029
Security lending		422
Total income		294,700
Expenses
Management fee	$ 135,600
Transfer agent fees	123,774
Accounting and security lending fees	30,469
Non-interested trustees' compensation	81
Custodian fees and expenses	7,741
Registration fees	24,407
Audit	7,349
Legal	142
Reports to shareholders	5,615
Miscellaneous	63
Total expenses before reductions	335,241
Expense reductions	(10,652)	324,589
Net investment income (loss)		(29,889)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	1,482,941
Foreign currency transactions	(1,888)	1,481,053
Change in net unrealized appreciation (depreciation) on:
Investment securities	(4,099,832)
Assets and liabilities in foreign currencies	(584)	(4,100,416)
Net gain (loss)		(2,619,363)
Net increase (decrease) in net assets resulting from operations		$ (2,649,252)
Other Information Sales charges paid to FDC		$ 54,195
Deferred sales charges withheld by FDC		$ 132
Exchange fees withheld by FSC		$ 1,283

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Air Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (29,889)	$ (56,725)
Net realized gain (loss)	1,481,053	7,065,916
Change in net unrealized appreciation (depreciation)	(4,100,416)	8,526,239
Net increase (decrease) in net assets resulting from operations	(2,649,252)	15,535,430
Distributions to shareholders from net realized gains	(1,972,456)	(5,252,098)
Share transactions Net proceeds from sales of shares	30,598,333	132,401,031
Reinvestment of distributions	1,909,250	5,040,955
Cost of shares redeemed	(32,909,851)	(124,450,538)
Net increase (decrease) in net assets resulting from share transactions	(402,268)	12,991,448
Redemption fees	37,802	214,359
Total increase (decrease) in net assets	(4,986,174)	23,489,139
Net Assets
Beginning of period	47,951,888	24,462,749
End of period (including accumulated net investment loss of $29,889 and $0, respectively)	$ 42,965,714	$ 47,951,888
Other Information Shares
Sold	874,731	4,019,383
Issued in reinvestment of distributions	60,324	160,876
Redeemed	(972,916)	(3,753,860)
Net increase (decrease)	(37,861)	426,399

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 35.48	$ 26.45	$ 27.76	$ 26.86	$ 17.72	$ 21.11
Income from Investment Operations
Net investment income (loss) E	(.02)	(.04)	(.15)	(.14)	(.19)	(.22)
Net realized and unrealized gain (loss)	(1.17)	12.62	2.59	1.06	10.59	(3.12)
Total from investment operations	(1.19)	12.58	2.44	.92	10.40	(3.34)
Less Distributions
From net realized gain	(1.61)	(3.68)	(3.88)	(.21)	(1.43)	(.07)
In excess of net realized gain	-	-	-	-	-	(.20)
Total distributions	(1.61)	(3.68)	(3.88)	(.21)	(1.43)	(.27)
Redemption fees added to paid in capital	.03	.13	.13	.19	.17	.22
Net asset value, end of period	$ 32.71	$ 35.48	$ 26.45	$ 27.76	$ 26.86	$ 17.72
Total Return B, C, D	(3.12)%	50.37%	8.50%	4.11%	61.10%	(15.06)%
Ratios to Average Net Assets
Expenses before expense reductions	1.40% A	1.34%	1.40%	1.35%	1.93%	1.89%
Expenses net of voluntary waivers, if any	1.40% A	1.34%	1.40%	1.35%	1.93%	1.89%
Expenses net of all reductions	1.35% A, F	1.30% F	1.35% F	1.27% F	1.87% F	1.80% F
Net investment income (loss)	(.12)% A	(.11)%	(.48)%	(.50)%	(.84)%	(1.10)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,966	$ 47,952	$ 24,463	$ 65,949	$ 181,185	$ 35,958
Portfolio turnover rate	124% A	198%	252%	260%	294%	469%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Automotive Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Automotive	7.84%	1.72%	19.91%	150.63%
Select Automotive (load adj.)	4.60%	-1.33%	16.32%	143.11%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Cyclical Industries	-3.93%	-1.50%	43.58%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Automotive	1.72%	3.70%	9.62%
Select Automotive (load adj.)	-1.33%	3.07%	9.29%
S&P 500	-24.39%	13.33%	13.46%
GS Cyclical Industries	-1.50%	7.50%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Automotive Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $24,311 - a 143.11% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Delphi Automotive Systems Corp.	6.2
Johnson Controls, Inc.	5.6
AutoZone, Inc.	5.4
Toyota Motor Corp.	5.1
DaimlerChrysler AG (Reg.)	5.0
General Motors Corp.	5.0
Honda Motor Co. Ltd.	4.6
Michelin SA (Compagnie Generale des Etablissements) Series B	4.2
Ford Motor Co.	3.5
Eaton Corp.	3.4
48.0
Top Industries as of August 31, 2001
% of fund's net assets
Auto Components	37.3%
Automobiles	24.8%
Machinery	15.1%
Specialty Retail	13.6%
Trading Companies & Distributors	3.3%
All Others *	5.9%

* Includes short-term investments and net other assets.

Semiannual Report

Automotive Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Kelly Cardwell became Portfolio Manager of Fidelity Select Automotive Portfolio on July 1, 2001.

Q. How did the fund perform, Kelly?

A. Pretty well. For the six-month period that ended August 31, 2001, the fund returned 7.84%. The Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - returned -3.93%, and the Standard & Poor's 500 Index fell 7.97%. For the 12-month period ending August 31, 2001, the fund returned 1.72%, whereas the Goldman Sachs and the S&P 500 indexes returned -1.50% and -24.39%, respectively.

Q. What factors helped the fund outperform both the S&P 500 and the Goldman Sachs index during the six-month period?

A. During this period, technology stocks fell significantly. The fund outperformed the S&P because - given its nature - it had much less exposure to these tech stocks. As investors fled tech stocks, they looked to more industrial-type companies because of their low valuations and the perception that they would perform well when an economic recovery is anticipated. These industrial-type companies frequently are found in the cyclical sector. The fund outperformed the Goldman Sachs index because of good positioning and solid stock selection within the better performing areas of the automotive industry.

Q. As the economy slowed down, what helped the fund maintain its positive performance?

A. One of the primary reasons was that U.S. auto manufacturers continued to produce higher-than-expected sales despite being down so far this year. Automotive securities started the year depressed because earnings and revenues were down, which made it easier for the companies to exceed lowered expectations. In an effort to appeal to consumers, manufacturers issued significant discounts such as cash rebates, low-interest financing and subsidized leases. As interest rates dropped, automakers were in an even better position to offer cut-rate loans. Rebates and cheap financing amid slowing economic growth helped the auto industry provide affordable new vehicles to customers. Another contributor was the refinancing boom related to the lower interest rates. With the ability to refinance their homes at a lower rate, for example, consumers were able to take that "extra" money and purchase automobiles. Also, relatively stable and low unemployment rates and stable consumer confidence, particularly earlier in the period, kept the automotive industry running. When people have jobs, they buy cars. Thanks to these factors, the automotive industry was able to keep its head above water.

Q. What stocks helped the fund's performance?

A. Johnson Controls, a leading automotive interiors supplier and industrial controls provider, performed very well. This company was one of the few auto suppliers projected to have an increase in earnings despite declining auto sales. Also, the auto interiors market grew much faster than the overall auto-parts market, and Johnson was able to take market share. AutoZone was another great performer. This company has really rebounded after a few bad years in the auto-parts after-market. The company was able to increase its sales and exceed earnings expectations. Sonic Automotive, an automotive dealer, also was a key contributor.

Q. What holdings detracted from the fund's performance?

A. Danaher, a major tools and components manufacturer as well as a process and environmental controls maker, hurt the fund. This company was a relatively good contributor until the final few months of the period when the effects of the weakening economy began to catch up with its business. Michelin, a leading tire manufacturer, was hit especially hard by the decline in the commercial truck market. Toyota also was a disappointment. Investors were looking for more single-product-specific stocks rather than a stock like Toyota, which is a broad, general automaker. Toyota also had less exposure to the U.S. market and, during the period, the U.S.-exposed stocks generally performed better than the foreign-exposed stocks.

Q. What's your outlook?

A. The combination of the slowing economy and the tragic events of September 11, shortly after the close of the period, have made me cautious. The two most important factors that I'll be watching are unemployment and consumer confidence. If unemployment rises and consumer confidence dips, the automotive industry could experience a slowdown. However, I believe the market is cyclical, meaning that even if consumers stop spending now, they will eventually come back buying at some point down the road. I'll be looking to buy the best positioned companies coming out of a downturn.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 30, 1986

Fund number: 502

Trading symbol: FSAVX

Size: as of August 31, 2001, more than $26 million

Manager: Kelly Cardwell, since July 2001; analyst, various industries, since 1997; joined Fidelity in 1997

Semiannual Report

Automotive Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.5%
GenCorp, Inc.	9,900	$ 122,760
AUTO COMPONENTS - 37.3%
American Axle & Manufacturing Holdings, Inc. (a)	44,500	838,825
ArvinMeritor, Inc.	13,800	244,260
BorgWarner, Inc.	7,500	383,250
Cooper Tire & Rubber Co.	11,900	198,373
Dana Corp.	19,700	386,120
Delphi Automotive Systems Corp.	108,524	1,626,774
Federal Signal Corp.	7,400	153,032
Gentex Corp. (a)	10,900	325,910
IMPCO Technologies, Inc. (a)	1,900	28,139
Johnson Controls, Inc.	20,250	1,483,313
Keystone Automotive Industries, Inc. (a)	19,300	284,096
Lear Corp. (a)	6,450	233,748
Michelin SA (Compagnie Generale des Etablissements) Series B	35,000	1,098,981
Modine Manufacturing Co.	5,200	149,084
Snap-On, Inc.	30,450	775,257
Superior Industries International, Inc.	9,700	371,995
Tenneco Automotive, Inc.	45,300	168,516
Tower Automotive, Inc. (a)	18,200	233,324
TRW, Inc.	25,050	881,760
TOTAL AUTO COMPONENTS		9,864,757
AUTOMOBILES - 24.8%
DaimlerChrysler AG (Reg.)	30,200	1,327,290
Ford Motor Co.	46,737	928,664
General Motors Corp.	24,000	1,314,000
Honda Motor Co. Ltd.	33,100	1,208,150
Monaco Coach Corp. (a)	2,900	84,970
Peugeot Citroen SA (a)	5,000	239,028
Toyota Motor Corp.	43,900	1,341,145
Winnebago Industries, Inc.	3,700	106,930
TOTAL AUTOMOBILES		6,550,177
COMMERCIAL SERVICES & SUPPLIES - 1.9%
Insurance Auto Auctions, Inc. (a)	31,400	505,540
HOUSEHOLD DURABLES - 0.8%
Fleetwood Enterprises, Inc.	15,100	223,480
MACHINERY - 15.1%
Danaher Corp.	10,800	600,156
Eaton Corp.	12,750	917,108
Navistar International Corp. (a)	16,194	554,968
Oshkosh Truck Co.	5,800	216,050
PACCAR, Inc.	16,200	895,860
SPX Corp. (a)	7,050	819,563
TOTAL MACHINERY		4,003,705

	Shares	Value (Note 1)
OIL & GAS - 1.1%
Pennzoil-Quaker State Co.	22,600	$ 277,528
REAL ESTATE - 0.6%
Capital Automotive (SBI)	8,200	145,878
SPECIALTY RETAIL - 13.6%
AutoZone, Inc. (a)	30,800	1,422,960
Group 1 Automotive, Inc. (a)	25,800	761,100
Lithia Motors, Inc. Class A (a)	13,100	220,080
O'Reilly Automotive, Inc. (a)	16,600	517,920
Sonic Automotive, Inc. Class A (a)	20,645	363,352
The Pep Boys - Manny, Moe & Jack	25,300	322,069
TOTAL SPECIALTY RETAIL		3,607,481
TRADING COMPANIES & DISTRIBUTORS - 3.3%
Genuine Parts Co.	28,100	864,356
TOTAL COMMON STOCKS (Cost $25,612,304)		26,165,662
Cash Equivalents - 3.3%

Fidelity Cash Central Fund, 3.64% (b) (Cost $884,990)	884,990	884,990
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $26,497,294)		27,050,652
NET OTHER ASSETS - (2.3)%		(612,920)
NET ASSETS - 100%		$ 26,437,732
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $29,770,952 and $13,070,684, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,290 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	80.2%
Japan	9.7
France	5.1
Germany	5.0
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $27,324,670. Net unrealized depreciation aggregated $274,018, of which $2,153,685 related to appreciated investment securities and $2,427,703 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $8,426,000 of which $1,009,000, $6,470,000 and $947,000 will expire on February 28, 2007, February 29, 2008 and February 28, 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Automotive Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $26,497,294) - See accompanying schedule		$ 27,050,652
Receivable for investments sold		499,137
Receivable for fund shares sold		155,861
Dividends receivable		66,659
Interest receivable		9,929
Redemption fees receivable		1,836
Other receivables		4
Total assets		27,784,078
Liabilities
Payable for fund shares redeemed	$ 1,308,987
Accrued management fee	16,451
Other payables and accrued expenses	20,908
Total liabilities		1,346,346
Net Assets		$ 26,437,732
Net Assets consist of:
Paid in capital		$ 34,859,076
Undistributed net investment income		7,823
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,982,620)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		553,453
Net Assets, for 1,178,708 shares outstanding		$ 26,437,732
Net Asset Value and redemption price per share ($26,437,732 ÷ 1,178,708 shares)		$22.43
Maximum offering price per share (100/97.00 of $22.43)		$23.12

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 141,923
Interest		36,129
Security lending		910
Total income		178,962
Expenses
Management fee	$ 52,207
Transfer agent fees	53,481
Accounting and security lending fees	30,440
Non-interested trustees' compensation	29
Custodian fees and expenses	10,385
Registration fees	17,924
Audit	7,422
Legal	25
Reports to shareholders	2,834
Miscellaneous	29
Total expenses before reductions	174,776
Expense reductions	(3,637)	171,139
Net investment income		7,823
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(480,606)
Foreign currency transactions	3,069	(477,537)
Change in net unrealized appreciation (depreciation) on:
Investment securities	34,158
Assets and liabilities in foreign currencies	102	34,260
Net gain (loss)		(443,277)
Net increase (decrease) in net assets resulting from operations		$ (435,454)
Other Information Sales charges paid to FDC		$ 45,344
Deferred sales charges withheld by FDC		$ 37
Exchange fees withheld by FSC		$ 525

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Automotive Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ 7,823	$ (72,931)
Net realized gain (loss)	(477,537)	(38,973)
Change in net unrealized appreciation (depreciation)	34,260	878,617
Net increase (decrease) in net assets resulting from operations	(435,454)	766,713
Share transactions Net proceeds from sales of shares	37,725,415	16,849,475
Cost of shares redeemed	(21,987,720)	(17,131,022)
Net increase (decrease) in net assets resulting from share transactions	15,737,695	(281,547)
Redemption fees	55,478	33,364
Total increase (decrease) in net assets	15,357,719	518,530
Net Assets
Beginning of period	11,080,013	10,561,483
End of period (including undistributed net investment income of $7,823 and $0, respectively)	$ 26,437,732	$ 11,080,013
Other Information Shares
Sold	1,625,879	773,909
Redeemed	(979,805)	(790,361)
Net increase (decrease)	646,074	(16,452)

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 20.80	$ 19.23	$ 23.28	$ 27.50	$ 25.38	$ 21.85
Income from Investment Operations
Net investment income (loss) E	.01	(.14)	(.12)	.03	.05	.13
Net realized and unrealized gain (loss)	1.55 H	1.65	(4.01)	(2.09)	5.21	4.28
Total from investment operations	1.56	1.51	(4.13)	(2.06)	5.26	4.41
Less Distributions
From net investment income	-	-	-	(.01)	(.08)	(.17)
From net realized gain	-	-	-	(2.17)	(3.09)	(.75)
Total distributions	-	-	-	(2.18)	(3.17)	(.92)
Redemption fees added to paid in capital	.07	.06	.08	.02	.03	.04
Net asset value, end of period	$ 22.43	$ 20.80	$ 19.23	$ 23.28	$ 27.50	$ 25.38
Total Return B, C, D	7.84%	8.16%	(17.40)%	(8.52)%	22.78%	20.60%
Ratios to Average Net Assets
Expenses before expense reductions	1.86% A	2.44%	1.94%	1.45%	1.60%	1.56%
Expenses net of voluntary waivers, if any	1.86% A	2.44%	1.94%	1.45%	1.60%	1.56%
Expenses net of all reductions	1.82% A, F	2.43% F	1.91% F	1.41% F	1.56% F	1.52% F
Net investment income (loss)	.08% A	(.65)%	(.49)%	.11%	.17%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,438	$ 11,080	$ 10,561	$ 64,541	$ 32,489	$ 86,347
Portfolio turnover rate	156% A	166%	29%	96%	153%	175%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Chemicals Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	-0.45%	14.47%	32.22%	173.44%
Select Chemicals (load adj.)	-3.43%	11.04%	28.26%	165.24%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Cyclical Industries	-3.93%	-1.50%	43.58%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Chemicals	14.47%	5.75%	10.58%
Select Chemicals (load adj.)	11.04%	5.10%	10.25%
S&P 500	-24.39%	13.33%	13.46%
GS Cyclical Industries	-1.50%	7.50%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Chemicals Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $26,524 - a 165.24% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Solutia, Inc.	15.0
Georgia Gulf Corp.	14.9
Celanese AG	10.6
Minnesota Mining & Manufacturing Co.	9.2
Lyondell Chemical Co.	8.4
Praxair, Inc.	7.9
Millennium Chemicals, Inc.	5.0
PolyOne Corp.	5.0
Air Products & Chemicals, Inc.	3.2
Avery Dennison Corp.	3.1
82.3
Top Industries as of August 31, 2001
% of fund's net assets
Chemicals	79.4%
Industrial Conglomerates	9.2%
Commercial Services & Supplies	3.1%
Food Products	2.0%
All Others *	6.3%

* Includes short-term investments and net other assets.

Semiannual Report

Chemicals Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jonathan Zang, Portfolio Manager of Fidelity Select Chemicals Portfolio

Q. How did the fund perform, Jonathan?

A. For the six-month period that ended August 31, 2001, the fund returned -0.45%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - fell 3.93%. The Standard & Poor's 500 Index was down 7.97% during the same period. For the 12-month period ending August 31, 2001, the fund returned 14.47%. In comparison, the Goldman Sachs index dropped 1.50% and the Standard & Poor's 500 Index fell 24.39%.

Q. Why did the fund outperform its benchmarks during the period?

A. Chemical company fundamentals worsened during the period, but the stocks generally held up better than many other sectors of the market. The Goldman Sachs index, one of the fund's benchmarks, invests in a much broader group of cyclical stocks, many of whose valuations were affected more by the slowing economy. Large-capitalization technology and telecommunications stocks, which make up a significant portion of the S&P 500 index, also saw their valuations negatively affected by the economic slowdown, accounting for much of the S&P 500's relative underperformance. In comparison, chemical stocks remained relatively flat during the period as many investors chose to look beyond their current fundamental weakness toward a hoped-for eventual recovery. As a result, in comparison to the broader market, chemical stocks outperformed.

Q. What else helped the fund endure such a difficult investment climate?

A. I would draw a distinction between chemical stock prices and chemical company fundamentals. Through the period, chemical stock performance generally was flat, as investors continued to hope for an economic recovery and the positive impact that this would have on chemical company business fundamentals. Chemical company fundamentals worsened considerably, however, driven by continued weakness in North American manufacturing sectors. There also were clear indications that this weakness had spread to Asia and Europe, which account for roughly one-third of U.S. chemical companies' revenues and profits. I bought stocks of companies with significant leverage to an improving economy, and whose valuations I believed were close to their historical lows. I found many more of these opportunities in small-cap stocks than in large caps.

Q. Which stocks helped the fund's performance?

A. PolyOne, one of the fund's larger holdings, was the top contributor to performance. I believed its valuation was low compared to its earnings power under a more normal economic environment. During the period, its stock appreciated, moving closer to what I believed to be its true value. Solutia, the fund's largest holding, makes nylon fiber for carpets, plastic films used in architectural and automotive windows, and other products. It rose modestly, but nevertheless made a material positive contribution to the fund's performance due to its large weighting in the portfolio. Praxair, another top holding, also did well. This industrial gas producer's stock benefited from investors' interest in the company's perceived lower sensitivity to economic cycles relative to other chemical stocks.

Q. Which holdings detracted from the fund's performance?

A. Celanese, a European producer of paint and coatings additives, plastics used in automobiles, and connectors used in cell phones, derives about two-thirds of its business from North American markets. It lowered its outlook for earnings expectations, and then lowered its outlook again just a month later. Investors reacted to the company's inability to predict its earnings by selling the stock. I'm still holding it because I believe it's very cheap relative to the company's potential earnings when the economy improves. Two other detractors were Lyondell Chemical and Millennium, both of which were involved in a commodity plastics partnership. Both moved lower during the period as the economic environment worsened around the world, causing their risk profiles to increase more than many other chemical stocks and resulting in underperformance.

Q. What's your outlook, Jonathan?

A. I think there's a reasonable chance that over the next 12 months chemical stock fundamentals could improve, although in the near term things could get worse for the economy in general and chemical companies' earnings in particular. If history is any guide, chemical stock valuations could improve six to 12 months before any improvement in the economy is evident.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 29, 1985

Fund number: 069

Trading symbol: FSCHX

Size: as of August 31, 2001, more than $39 million

Manager: Jonathan Zang, since 1999; manager, Fidelity Select Utilities Growth Portfolio, 1998-1999; analyst, electric and gas utilities and independent power producers, 1997-1999; joined Fidelity in 1997

Semiannual Report

Chemicals Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.7%
	Shares	Value (Note 1)
CHEMICALS - 79.4%
Air Products & Chemicals, Inc.	30,000	$ 1,272,000
Arch Chemicals, Inc.	30,350	628,245
Celanese AG	232,700	4,153,695
Georgia Gulf Corp.	354,112	5,885,341
H.B. Fuller Co.	17,622	945,773
IMC Global, Inc.	100,000	1,181,000
Lyondell Chemical Co.	242,700	3,303,147
Millennium Chemicals, Inc.	147,600	1,983,744
Minerals Technologies, Inc.	21,300	930,810
PolyOne Corp.	195,300	1,972,530
Praxair, Inc.	65,880	3,100,972
Solutia, Inc.	429,158	5,926,672
TOTAL CHEMICALS		31,283,929
COMMERCIAL SERVICES & SUPPLIES - 3.1%
Avery Dennison Corp.	23,500	1,208,135
FOOD PRODUCTS - 2.0%
Delta & Pine Land Co.	39,000	787,800
INDUSTRIAL CONGLOMERATES - 9.2%
Minnesota Mining & Manufacturing Co.	34,800	3,622,680
TOTAL COMMON STOCKS (Cost $35,021,891)		36,902,544
Cash Equivalents - 9.3%

Fidelity Cash Central Fund, 3.64% (a) (Cost $3,686,773)	3,686,773	3,686,773
TOTAL INVESTMENT PORTFOLIO - 103.0% (Cost $38,708,664)		40,589,317
NET OTHER ASSETS - (3.0)%		(1,187,854)
NET ASSETS - 100%		$ 39,401,463
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $64,233,846 and $76,000,024, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,932 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	89.4%
Germany	10.6
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $39,001,417. Net unrealized appreciation aggregated $1,587,900, of which $3,591,169 related to appreciated investment securities and $2,003,269 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $1,236,000 all of which will expire on February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Chemicals Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $38,708,664) - See accompanying schedule		$ 40,589,317
Receivable for investments sold		1,280,266
Receivable for fund shares sold		195,593
Dividends receivable		102,436
Interest receivable		12,424
Redemption fees receivable		22
Total assets		42,180,058
Liabilities
Payable to custodian bank	$ 17,719
Payable for investments purchased	2,435,851
Payable for fund shares redeemed	283,569
Accrued management fee	20,048
Other payables and accrued expenses	21,408
Total liabilities		2,778,595
Net Assets		$ 39,401,463
Net Assets consist of:
Paid in capital		$ 39,200,829
Undistributed net investment income		227,835
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,907,854)
Net unrealized appreciation (depreciation) on investments		1,880,653
Net Assets, for 992,162 shares outstanding		$ 39,401,463
Net Asset Value and redemption price per share ($39,401,463 ÷ 992,162 shares)		$39.71
Maximum offering price per share (100/97.00 of $39.71)		$40.94

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 457,163
Interest		89,947
Security lending		62
Total income		547,172
Expenses
Management fee	$ 156,160
Transfer agent fees	122,569
Accounting and security lending fees	30,482
Non-interested trustees' compensation	93
Custodian fees and expenses	5,206
Registration fees	23,417
Audit	8,416
Legal	107
Reports to shareholders	5,405
Miscellaneous	80
Total expenses before reductions	351,935
Expense reductions	(33,968)	317,967
Net investment income		229,205
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	266,193
Foreign currency transactions	(728)	265,465
Change in net unrealized appreciation (depreciation) on investment securities		(3,089,536)
Net gain (loss)		(2,824,071)
Net increase (decrease) in net assets resulting from operations		$ (2,594,866)
Other Information Sales charges paid to FDC		$ 61,499
Deferred sales charges withheld by FDC		$ 465
Exchange fees withheld by FSC		$ 1,913

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Chemicals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 229,205	$ 276,147
Net realized gain (loss)	265,465	(981,023)
Change in net unrealized appreciation (depreciation)	(3,089,536)	5,839,413
Net increase (decrease) in net assets resulting from operations	(2,594,866)	5,134,537
Distributions to shareholders from net investment income	(82,959)	(213,062)
Share transactions Net proceeds from sales of shares	65,683,331	64,431,855
Reinvestment of distributions	77,919	196,809
Cost of shares redeemed	(78,282,299)	(41,556,874)
Net increase (decrease) in net assets resulting from share transactions	(12,521,049)	23,071,790
Redemption fees	179,449	120,170
Total increase (decrease) in net assets	(15,019,425)	28,113,435
Net Assets
Beginning of period	54,420,888	26,307,453
End of period (including undistributed net investment income of $227,835 and $81,589, respectively)	$ 39,401,463	$ 54,420,888
Other Information Shares
Sold	1,565,053	1,715,889
Issued in reinvestment of distributions	2,015	5,528
Redeemed	(1,936,970)	(1,137,822)
Net increase (decrease)	(369,902)	583,595

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 F	1999	1998	1997
Net asset value, beginning of period	$ 39.95	$ 33.79	$ 31.10	$ 45.90	$ 42.53	$ 39.53
Income from Investment Operations
Net investment income (loss) D	.23	.33	.15	.17	(.02)	.28
Net realized and unrealized gain (loss)	(.59)	5.95	3.22	(10.77)	7.88	5.49
Total from investment operations	(.36)	6.28	3.37	(10.60)	7.86	5.77
Less Distributions
From net investment income	(.06)	(.26)	(.09)	(.05)	-	(.12)
From net realized gain	-	-	(.73)	(3.52)	(4.54)	(2.74)
In excess of net realized gain	-	-	-	(.68)	-	-
Total distributions	(.06)	(.26)	(.82)	(4.25)	(4.54)	(2.86)
Redemption fees added to paid in capital	.18	.14	.14	.05	.05	.09
Net asset value, end of period	$ 39.71	$ 39.95	$ 33.79	$ 31.10	$ 45.90	$ 42.53
Total Return B, C, G	(0.45)%	19.09%	11.10%	(23.66)%	19.47%	15.06%
Ratios to Average Net Assets
Expenses before expense reductions	1.28% A	1.61%	1.64%	1.58%	1.68%	1.83%
Expenses net of voluntary waivers, if any	1.28% A	1.61%	1.64%	1.58%	1.68%	1.83%
Expenses net of all reductions	1.16% A, E	1.55% E	1.63% E	1.51% E	1.67% E	1.81% E
Net investment income (loss)	.83% A	.91%	.40%	.44%	(.05)%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,401	$ 54,421	$ 26,307	$ 31,862	$ 69,349	$ 111,409
Portfolio turnover rate	259% A	187%	132%	141%	31%	207%

A Annualized B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the effect of the one time sales charge. D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29.
G Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Construction and Housing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	9.82%	27.79%	76.63%	235.37%
Select Construction and Housing (load adj.)	6.53%	23.96%	71.34%	225.31%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Cyclical Industries	-3.93%	-1.50%	43.58%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Construction and Housing	27.79%	12.05%	12.86%
Select Construction and Housing (load adj.)	23.96%	11.37%	12.52%
S&P 500	-24.39%	13.33%	13.46%
GS Cyclical Industries	-1.50%	7.50%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Construction and Housing Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $32,531 - a 225.31% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Masco Corp.	5.2
Fannie Mae	5.0
Lowe's Companies, Inc.	4.7
Caterpillar, Inc.	4.5
Georgia-Pacific Group	4.2
PPG Industries, Inc.	3.8
Danaher Corp.	3.8
Home Depot, Inc.	3.6
Whirlpool Corp.	3.0
American Standard Companies, Inc.	2.9
40.7
Top Industries as of August 31, 2001
% of fund's net assets
Household Durables	26.4%
Building Products	13.3%
Specialty Retail	10.4%
Machinery	9.0%
Diversified Financials	7.4%
All Others *	33.5%

* Includes short-term investments and net other assets.

Semiannual Report

Construction and Housing Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Joshua Spencer, Portfolio Manager of Fidelity Select Construction and Housing Portfolio

Q. How did the fund perform, Josh?

A. It did very well. For the six months that ended August 31, 2001, the fund returned 9.82%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - declined 3.93%, while the Standard & Poor's 500 Index fell 7.97%. For the 12 months that ended August 31, 2001, the fund had a 27.79% return, compared with returns of -1.50% and -24.39% for the Goldman Sachs index and the S&P 500, respectively.

Q. What factors contributed to this strong performance?

A. The sector continued to benefit from falling interest rates. With population growth outpacing projections, home prices still at generally affordable levels and mortgage rates continuing to fall, demand for new housing remained strong even in the face of a severely slowing economy. Therefore, many of the fund's homebuilder stocks performed quite well, as did many of its holdings in the home furnishings and equipment segment. With oil prices stabilizing at relatively high levels during the period, major oil companies continued to make capital improvements on plant and equipment. This, along with the ongoing need to expand electrical power generation capacity, helped spur continued strength in the construction industry, creating new opportunities for many of the portfolio's engineering and construction companies and helping to boost their stock prices. The fund outperformed the broader indexes because, by definition, it has greater exposure to the housing and construction industries, which showed surprising resilience to the slowing trend in the overall market.

Q. Did you make any adjustment to your investment strategy during the period?

A. Nothing major. I increased positions in the building products segment - I bought more American Standard - a leading maker of air-conditioning systems and plumbing products - Whirlpool and Leggett & Platt, which makes furnishing for retail stores - because I felt these particular names would benefit from the strength in the housing sector and also because they were selling at attractive valuations. I also reduced the fund's relative weighting in Home Depot because I felt that, at 39 times earnings, the stock was overvalued. Given its otherwise strong fundamentals, Home Depot remains a top-10 holding and made a positive contribution to performance during the period.

Q. Which of the fund's other holdings helped drive performance higher?

A. Lowe's, another competitor in the home improvement market, was the largest relative contributor during the period. Caterpillar, which manufactures heavy construction equipment, also was a strong performer, as was Georgia-Pacific, the building materials company. Increasing exposure to the building products companies that I mentioned earlier also added to overall performance. Among homebuilders, D.R. Horton performed quite well, and in construction and engineering, Fluor Corporation benefited from increased capital spending by the oil industry.

Q. What stocks had disappointing performance?

A. Danaher, a diversified industrial company that makes Sears Craftsman tools, had a big sell-off during the period as a result of a reduced earnings estimate, ending a long run of double-digit gains. Ongoing weakness in the construction of new telecommunications networks continued to hurt companies such as Quanta Services. Paint manufacturer Sherwin-Williams had disappointing performance in the wake of a lawsuit calling for the company to clean up all lead-paint contamination in the state of Rhode Island. Interestingly, despite the overall strength in housing, mortgage originator Countrywide Credit was sold off when its price hit 15 times earnings, which seemed to signal market sentiment that the housing sector may be nearing its peak.

Q. What's your outlook, Josh?

A. I'm guarded. I believe that sector fundamentals should continue to be strong relative to the rest of the economy. Housing supply still needs to catch up with housing demand, which the 2000 census revealed has been underestimated for the past decade. Mortgage rates are at 30-year lows, and affordability is high. These factors should help buoy housing and construction. But I'm also concerned that investor sentiment about overall economic weakness may overshadow the favorable fundamentals of the sector, dragging it downward as well. Within this uncertain market scenario, I will try to keep the fund invested in companies that are gaining market share or are well-positioned to take advantage of the dynamics of their marketplaces.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: September 29, 1986

Fund number: 511

Trading symbol: FSHOX

Size: as of August 31, 2001, more than
$53 million

Manager: Joshua Spencer, since January 2001; analyst, homebuilding, engineering, construction and building materials industries, since 2000; joined Fidelity in 2000

Semiannual Report

Construction and Housing Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 13.3%
American Standard Companies, Inc. (a)	22,300	$ 1,557,655
Crane Co.	13,800	387,642
Dal-Tile International, Inc. (a)	36,700	634,910
Elcor Corp.	5,950	118,405
Griffon Corp.	5,170	56,612
Insituform Technologies, Inc. Class A (a)	6,300	182,133
Lennox International, Inc.	17,600	176,704
Masco Corp.	108,400	2,798,885
NCI Building Systems, Inc. (a)	7,900	121,660
Simpson Manufacturing Co. Ltd. (a)	4,100	245,385
Trex Co., Inc. (a)	6,800	144,092
U.S. Industries, Inc.	22,400	83,104
York International Corp.	15,900	604,200
TOTAL BUILDING PRODUCTS		7,111,387
CHEMICALS - 3.8%
PPG Industries, Inc.	37,800	2,045,736
COMMERCIAL SERVICES & SUPPLIES - 2.1%
Herman Miller, Inc.	23,000	524,860
HON Industries, Inc.	17,000	411,910
Steelcase, Inc. Class A	12,200	167,140
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,103,910
CONSTRUCTION & ENGINEERING - 5.6%
Dycom Industries, Inc. (a)	14,600	211,554
EMCOR Group, Inc. (a)	4,500	175,455
Fluor Corp.	26,800	1,214,844
Granite Construction, Inc.	10,150	246,138
Jacobs Engineering Group, Inc. (a)	10,000	586,200
MasTec, Inc. (a)	6,600	66,330
Quanta Services, Inc. (a)	10,500	188,895
Shaw Group, Inc. (a)	2,000	54,700
URS Corp. (a)	4,700	100,345
Walter Industries, Inc.	11,200	127,680
TOTAL CONSTRUCTION & ENGINEERING		2,972,141
CONSTRUCTION MATERIALS - 7.3%
Centex Construction Products, Inc.	10,800	345,168
Florida Rock Industries, Inc.	5,100	261,630
Lafarge Corp.	27,465	1,009,064
Martin Marietta Materials, Inc.	16,700	659,650
Oglebay Norton Co.	2,500	49,875
St. Lawrence Cement Group, Inc. Class A	3,900	47,794
Texas Industries, Inc.	8,500	352,920
Vulcan Materials Co.	24,500	1,176,245
TOTAL CONSTRUCTION MATERIALS		3,902,346

	Shares	Value (Note 1)
DIVERSIFIED FINANCIALS - 7.4%
Countrywide Credit Industries, Inc.	24,847	$ 1,031,151
Doral Financial Corp.	8,300	273,568
Fannie Mae	34,900	2,659,729
TOTAL DIVERSIFIED FINANCIALS		3,964,448
ELECTRICAL EQUIPMENT - 0.5%
Genlyte Group, Inc. (a)	2,000	62,000
Global Power Equipment Group, Inc.	14,700	209,916
TOTAL ELECTRICAL EQUIPMENT		271,916
HOUSEHOLD DURABLES - 26.4%
Bassett Furniture Industries, Inc.	2,700	41,445
Beazer Homes USA, Inc. (a)	4,200	272,580
Black & Decker Corp.	23,350	918,356
Cavalier Homes, Inc.	5,100	14,331
Centex Corp.	21,800	954,840
Champion Enterprises, Inc. (a)	25,300	265,650
Clayton Homes, Inc.	42,800	655,268
Crossmann Communities, Inc.	3,100	119,815
D.R. Horton, Inc.	33,950	856,898
Ethan Allen Interiors, Inc.	12,200	430,660
Fleetwood Enterprises, Inc.	6,000	88,800
Furniture Brands International, Inc. (a)	23,600	615,488
KB HOME	18,800	608,556
La-Z-Boy, Inc.	17,200	302,720
Leggett & Platt, Inc.	63,300	1,488,816
Lennar Corp.	11,300	503,415
Maytag Corp.	15,100	464,023
Meritage Corp. (a)	1,700	84,150
Mohawk Industries, Inc. (a)	15,230	679,258
NVR, Inc. (a)	1,600	257,600
Oakwood Homes Corp. (a)	8,100	62,370
Pulte Homes, Inc.	17,500	662,375
Ryland Group, Inc.	5,900	317,420
Standard Pacific Corp.	14,300	335,621
The Stanley Works	21,800	913,202
Toll Brothers, Inc. (a)	15,200	559,360
Toro Co.	1,200	54,660
Whirlpool Corp.	24,400	1,610,888
TOTAL HOUSEHOLD DURABLES		14,138,565
INDUSTRIAL CONGLOMERATES - 0.7%
Carlisle Companies, Inc.	10,300	364,105
INSURANCE - 0.1%
Conseco, Inc. (a)	6,900	63,342
INTERNET SOFTWARE & SERVICES - 0.1%
Homestore.com, Inc. (a)	4,300	71,251
Common Stocks - continued
	Shares	Value (Note 1)
MACHINERY - 9.0%
Caterpillar, Inc.	48,400	$ 2,420,000
Danaher Corp.	36,700	2,039,419
Mueller Industries, Inc. (a)	9,700	337,075
TOTAL MACHINERY		4,796,494
METALS & MINING - 0.3%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	10,100	125,038
Massey Energy Corp.	3,100	60,915
TOTAL METALS & MINING		185,953
PAPER & FOREST PRODUCTS - 4.6%
Georgia-Pacific Group	62,000	2,265,480
Louisiana-Pacific Corp.	19,100	202,842
TOTAL PAPER & FOREST PRODUCTS		2,468,322
REAL ESTATE - 4.2%
Catellus Development Corp. (a)	27,500	506,000
LNR Property Corp.	2,100	69,279
Security Capital Group, Inc. Class B (a)	24,800	514,600
The Rouse Co.	16,300	466,180
The St. Joe Co.	25,200	686,700
TOTAL REAL ESTATE		2,242,759
SPECIALTY RETAIL - 10.4%
Home Depot, Inc.	42,050	1,932,198
Hughes Supply, Inc.	2,200	60,170
Leon's Furniture Ltd.	4,900	76,800
Lowe's Companies, Inc.	67,500	2,511,000
Sherwin-Williams Co.	32,400	733,860
United Rentals, Inc. (a)	9,900	230,175
TOTAL SPECIALTY RETAIL		5,544,203
TOTAL COMMON STOCKS (Cost $47,798,569)		51,246,878
Cash Equivalents - 5.3%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.64% (b)	2,704,536	$ 2,704,536
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	126,600	126,600
TOTAL CASH EQUIVALENTS (Cost $2,831,136)		2,831,136
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $50,629,705)	54,078,014
NET OTHER ASSETS - (1.1)%	(600,420)
NET ASSETS - 100%	$ 53,477,594
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $40,559,096 and $10,298,348, respectively.
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $51,237,025. Net unrealized appreciation aggregated $2,840,989, of which $4,952,442 related to appreciated investment securities and $2,111,453 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Construction and Housing Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $121,929) (cost $50,629,705) - See accompanying schedule		$ 54,078,014
Receivable for investments sold		94,996
Receivable for fund shares sold		410,424
Dividends receivable		67,546
Interest receivable		8,514
Redemption fees receivable		434
Other receivables		151
Total assets		54,660,079
Liabilities
Payable for investments purchased	$ 273,302
Payable for fund shares redeemed	726,881
Accrued management fee	25,967
Other payables and accrued expenses	29,735
Collateral on securities loaned, at value	126,600
Total liabilities		1,182,485
Net Assets		$ 53,477,594
Net Assets consist of:
Paid in capital		$ 50,750,966
Undistributed net investment income		14,482
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(736,163)
Net unrealized appreciation (depreciation) on investments		3,448,309
Net Assets, for 2,209,181 shares outstanding		$ 53,477,594
Net Asset Value and redemption price per share ($53,477,594 ÷ 2,209,181 shares)		$24.21
Maximum offering price per share (100/97.00 of $24.21)		$24.96

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 213,561
Interest		45,464
Security lending		343
Total income		259,368
Expenses
Management fee	$ 95,000
Transfer agent fees	85,833
Accounting and security lending fees	30,433
Non-interested trustees' compensation	46
Custodian fees and expenses	9,807
Registration fees	18,348
Audit	6,831
Legal	46
Reports to shareholders	2,988
Miscellaneous	43
Total expenses before reductions	249,375
Expense reductions	(3,628)	245,747
Net investment income		13,621
Realized and Unrealized Gain (Loss) Net realized gain (loss) on
Investment securities		(326,929)
Change in net unrealized appreciation (depreciation) on investment securities		2,042,817
Net gain (loss)		1,715,888
Net increase (decrease) in net assets resulting from operations		$ 1,729,509
Other Information
Sales charges paid to FDC		$ 67,703
Deferred sales charges withheld by FDC		$ 196
Exchange fees withheld by FSC		$ 788

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Construction and Housing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ 13,621	$ (6,348)
Net realized gain (loss)	(326,929)	(105,813)
Change in net unrealized appreciation (depreciation)	2,042,817	2,405,737
Net increase (decrease) in net assets resulting from operations	1,729,509	2,293,576
Distributions to shareholders From net realized gain	(174,933)	(235,880)
In excess of net realized gain	-	(58,371)
Total distributions	(174,933)	(294,251)
Share transactions Net proceeds from sales of shares	56,485,603	30,200,767
Reinvestment of distributions	161,765	268,779
Cost of shares redeemed	(25,160,194)	(20,057,836)
Net increase (decrease) in net assets resulting from share transactions	31,487,174	10,411,710
Redemption fees	45,731	54,173
Total increase (decrease) in net assets	33,087,481	12,465,208
Net Assets
Beginning of period	20,390,113	7,924,905
End of period (including undistributed net investment income of $14,482 and $861, respectively)	$ 53,477,594	$ 20,390,113
Other Information Shares
Sold	2,362,916	1,428,324
Issued in reinvestment of distributions	7,549	13,461
Redeemed	(1,079,022)	(978,443)
Net increase (decrease)	1,291,443	463,342

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 22.22	$ 17.44	$ 25.02	$ 25.63	$ 22.00	$ 19.56
Income from Investment Operations
Net investment income (loss) E	.01	(.01)	(.13)	(.06)	(.25)	.06
Net realized and unrealized gain (loss)	2.12	5.20	(4.11)	(.53)	7.67	3.38
Total from investment operations	2.13	5.19	(4.24)	(.59)	7.42	3.44
Less Distributions
From net investment income	-	-	-	-	(.02)	(.02)
From net realized gain	(.17)	(.41)	(3.42)	(.06)	(3.87)	(1.03)
In excess of net realized gain	-	(.10)	-	-	-	-
Total distributions	(.17)	(.51)	(3.42)	(.06)	(3.89)	(1.05)
Redemption fees added to paid in capital	.03	.10	.08	.04	.10	.05
Net asset value, end of period	$ 24.21	$ 22.22	$ 17.44	$ 25.02	$ 25.63	$ 22.00
Total Return B, C, D	9.82%	30.67%	(18.28)%	(2.16)%	40.04%	18.64%
Ratios to Average Net Assets
Expenses before expense reductions	1.46% A	2.33%	2.42%	1.43%	2.54%	1.41%
Expenses net of voluntary waivers, if any	1.46% A	2.33%	2.42%	1.43%	2.50%	1.41%
Expenses net of all reductions	1.44% A, F	2.32% F	2.34% F	1.37% F	2.43% F	1.35% F
Net investment income (loss)	.08% A	(.06)%	(.53)%	(.23)%	(1.10)%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 53,478	$ 20,390	$ 7,925	$ 51,652	$ 57,484	$ 30,581
Portfolio turnover rate	63% A	135%	34%	226%	404%	270%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Cyclical Industries Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past one year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Life of fund
Select Cyclical Industries	-0.41%	4.88%	53.15%
Select Cyclical Industries (load adj.)	-3.40%	1.73%	48.56%
S&P 500	-7.97%	-24.39%	51.70%
GS Cyclical Industries	-3.93%	-1.50%	23.94%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Life of fund
Select Cyclical Industries	4.88%	9.94%
Select Cyclical Industries (load adj.)	1.73%	9.20%
S&P 500	-24.39%	9.70%
GS Cyclical Industries	-1.50%	4.89%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Cyclical Industries Portfolio on March 3, 1997, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $14,856 - a 48.56% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,170 - a 51.70% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Tyco International Ltd.	8.5
General Electric Co.	7.5
Minnesota Mining & Manufacturing Co.	4.1
Honeywell International, Inc.	2.6
United Technologies Corp.	2.5
Emerson Electric Co.	2.3
General Dynamics Corp.	2.2
Illinois Tool Works, Inc.	2.0
Boeing Co.	2.0
Union Pacific Corp.	1.9
35.6
Top Industries as of August 31, 2001
% of fund's net assets
Industrial Conglomerates	20.8%
Aerospace & Defense	12.9%
Machinery	11.7%
Household Durables	7.3%
Road & Rail	6.6%
All Others *	40.7%

* Includes short-term investments and net other assets.

Semiannual Report

Cyclical Industries Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Pratima Abichandani, Portfolio Manager of Fidelity Cyclical Industries Portfolio

Q. How did the fund perform, Pratima?

A. For the six-month period that ended August 31, 2001, the fund returned -0.41%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - fell 3.93%. The fund also outperformed the Standard & Poor's 500 Index, which declined 7.97%. For the 12-month period that ended August 31, 2001, the fund returned 4.88%, while the Goldman Sachs index and the S&P 500 returned -1.50% and -24.39%, respectively.

Q. Why did the fund outperform the broader market during the past six months?

A. As the economy worsened, many investors fleeing high-growth areas of the market turned to cyclicals in anticipation of a recovery. At the same time, these stocks looked attractive because they were extremely cheap on a valuation basis, both in absolute terms and relative to other areas of the market. Further, while cyclicals typically perform well coming out of an economic slowdown, they outperformed the broader market during this cycle while the economy was weakening. Much of this early recovery was due to a combination of factors, including a sharp decline in technology stocks and aggressive interest-rate cuts by the Federal Reserve Board.

Q. What helped the fund outperform the Goldman Sachs index during the past six months?

A. More than anything else, it was good stock picking in a number of industries. In particular, the fund owned a larger percentage of strong-performing defense stocks, such as General Dynamics and Alliant Techsystems, that benefited from an improved outlook for defense spending. Similarly, my stock selection in retail - where stocks such as O'Reilly Automotive rose by more than 60% - and in the electronic test and instrumentation group - led by a nearly 23% increase in Cabot Microelectronics and a 22% gain in Millipore - boosted both relative and absolute performance.

Q. What were your key investment strategies?

A. I kept the fund underexposed to automobile manufacturing because valuations weren't attractive given the slowing economy. This strategy was beneficial because auto stocks generally underperformed other areas of the market, but my stock selection in this group could have been better. While having significantly less or no exposure to poor-performing Ford Motor and DaimlerChrysler proved helpful, it was offset by my underweighting of General Motors, which had a positive return, and my overweighting of Toyota Motor, which declined more than 12%. Additionally, overweighting industrial conglomerates such as General Electric (GE) and Tyco, both of which had negative returns, hindered the fund's performance. However, I added to the fund's positions in these stocks as the period progressed because of their strong earnings visibility.

Q. What other stocks performed well? Which disappointed?

A. Top contributor Mohawk Industries, a carpet and rug producer, rose 49% during the period on record earnings in the second quarter. Elsewhere, investors rewarded industrial equipment and engine maker Caterpillar for the resilience of its diversified business lines in a slowing economy. The company exceeded Wall Street's second-quarter earnings expectations. On the down side, when GE announced its intent to acquire Honeywell, investors were unwilling to reward GE's strong earnings multiple to Honeywell and GE's stock suffered. Later, when the deal failed to gain approval from European regulators, GE shares declined further. Emerson Electric fell sharply after the company warned in July that an unprecedented decline in demand for its electronics and telecommunications products would reduce profits in its fiscal third quarter.

Q. What lies ahead for cyclical industry stocks, Pratima?

A. On a fundamental basis, I remain optimistic because a number of macroeconomic factors - including monetary policy easing, declining energy prices and federal income tax refunds - offer a good backdrop for economic recovery. While many cyclical industries stocks have performed well and are no longer at the absolute valuation lows that we saw in late 2000, they continue to be attractively valued relative to most other areas of the market. Going forward, I believe strong performance will continue to come from individual stock selection across all industries, rather than any one particular "hot" industry. The fund remains positioned to benefit from an improving economy by emphasizing companies with attractive valuations, good earnings visibility, restructuring/turnaround situations and management changes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: March 3, 1997

Fund number: 515

Trading symbol: FCYIX

Size: as of August 31, 2001, more than
$15 million

Manager: Pratima Abichandani, since 2000; manager, Fidelity Advisor Cyclical Industries Fund, since 2000; Fidelity Select Medical Delivery Portfolio, February 2000-December 2000; several Fidelity international funds, 1997-2000; joined Fidelity in 1994

Semiannual Report

Cyclical Industries Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 12.9%
Alliant Techsystems, Inc. (a)	1,080	$ 112,374
Boeing Co.	5,780	295,936
General Dynamics Corp.	4,230	334,001
Honeywell International, Inc.	10,720	399,427
Lockheed Martin Corp.	6,320	251,915
Northrop Grumman Corp.	1,590	130,380
Raytheon Co.	1,550	40,750
United Technologies Corp.	5,591	382,424
TOTAL AEROSPACE & DEFENSE		1,947,207
AIR FREIGHT & COURIERS - 1.1%
Expeditors International of Washington, Inc.	1,230	62,558
United Parcel Service, Inc. Class B	1,770	97,757
TOTAL AIR FREIGHT & COURIERS		160,315
AIRLINES - 4.9%
AMR Corp. (a)	5,690	182,023
Continental Airlines, Inc. Class B (a)	850	37,077
Delta Air Lines, Inc.	2,590	99,974
Northwest Airlines Corp. (a)	8,690	183,185
SkyWest, Inc.	920	29,293
Southwest Airlines Co.	2,815	50,360
UAL Corp.	4,920	160,786
TOTAL AIRLINES		742,698
AUTO COMPONENTS - 3.3%
American Axle & Manufacturing Holdings, Inc. (a)	2,720	51,272
ArvinMeritor, Inc.	1,660	29,382
Delphi Automotive Systems Corp.	9,180	137,608
Dura Automotive Systems, Inc. Class A (a)	910	12,740
Johnson Controls, Inc.	480	35,160
Keystone Automotive Industries, Inc. (a)	3,080	45,338
Michelin SA (Compagnie Generale des Etablissements) Series B	940	29,515
Snap-On, Inc.	2,830	72,052
Superior Industries International, Inc.	560	21,476
TRW, Inc.	1,800	63,360
TOTAL AUTO COMPONENTS		497,903
AUTOMOBILES - 3.5%
Ford Motor Co.	10,004	198,779
General Motors Corp.	3,372	184,617
Toyota Motor Corp.	3,200	97,760
Winnebago Industries, Inc.	1,830	52,887
TOTAL AUTOMOBILES		534,043

	Shares	Value (Note 1)
BUILDING PRODUCTS - 3.3%
American Standard Companies, Inc. (a)	2,160	$ 150,876
Dal-Tile International, Inc. (a)	2,080	35,984
Masco Corp.	8,640	223,085
York International Corp.	2,300	87,400
TOTAL BUILDING PRODUCTS		497,345
CHEMICALS - 6.5%
Dow Chemical Co.	3,882	136,103
Georgia Gulf Corp.	7,610	126,478
Lyondell Chemical Co.	5,810	79,074
Millennium Chemicals, Inc.	3,340	44,890
PolyOne Corp.	10,970	110,797
Praxair, Inc.	5,580	262,651
Solutia, Inc.	14,360	198,312
Valspar Corp.	830	30,835
TOTAL CHEMICALS		989,140
COMMERCIAL SERVICES & SUPPLIES - 2.4%
Avery Dennison Corp.	3,220	165,540
Ecolab, Inc.	2,920	117,034
Republic Services, Inc. (a)	2,060	40,891
Waste Connections, Inc. (a)	660	21,305
Waste Management, Inc.	850	26,291
TOTAL COMMERCIAL SERVICES & SUPPLIES		371,061
CONSTRUCTION & ENGINEERING - 1.4%
Fluor Corp.	2,090	94,740
Jacobs Engineering Group, Inc. (a)	1,900	111,378
TOTAL CONSTRUCTION & ENGINEERING		206,118
CONSTRUCTION MATERIALS - 1.4%
Centex Construction Products, Inc.	660	21,094
Lafarge Corp.	890	32,699
Martin Marietta Materials, Inc.	2,040	80,580
Texas Industries, Inc.	1,980	82,210
TOTAL CONSTRUCTION MATERIALS		216,583
CONTAINERS & PACKAGING - 1.0%
Aptargroup, Inc.	330	11,811
Bemis Co., Inc.	1,600	70,016
Owens-Illinois, Inc. (a)	2,880	15,926
Packaging Corp. of America (a)	410	7,536
Pactiv Corp. (a)	3,410	54,151
TOTAL CONTAINERS & PACKAGING		159,440
ELECTRICAL EQUIPMENT - 2.5%
AMETEK, Inc.	790	24,103
Common Stocks - continued
	Shares	Value (Note 1)
ELECTRICAL EQUIPMENT - CONTINUED
Baldor Electric Co.	720	$ 15,595
Emerson Electric Co.	6,390	342,504
TOTAL ELECTRICAL EQUIPMENT		382,202
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.1%
Millipore Corp.	2,160	137,052
PerkinElmer, Inc.	5,040	161,683
Thermo Electron Corp. (a)	7,830	169,676
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		468,411
ENERGY EQUIPMENT & SERVICES - 0.2%
Baker Hughes, Inc.	550	18,117
Weatherford International, Inc. (a)	490	16,302
TOTAL ENERGY EQUIPMENT & SERVICES		34,419
FOOD PRODUCTS - 0.5%
Delta & Pine Land Co.	3,430	69,286
HOUSEHOLD DURABLES - 7.3%
Black & Decker Corp.	1,980	77,873
Centex Corp.	1,740	76,212
Champion Enterprises, Inc. (a)	1,720	18,060
D.R. Horton, Inc.	3,420	86,321
Fleetwood Enterprises, Inc.	1,500	22,200
Furniture Brands International, Inc. (a)	1,600	41,728
KB HOME	1,420	45,965
Leggett & Platt, Inc.	3,320	78,086
Lennar Corp.	2,160	96,228
Maytag Corp.	3,320	102,024
Mohawk Industries, Inc. (a)	4,130	184,198
Oakwood Homes Corp. (a)	3,020	23,254
Ryland Group, Inc.	750	40,350
Standard Pacific Corp.	3,770	88,482
The Stanley Works	1,360	56,970
Toll Brothers, Inc. (a)	420	15,456
Whirlpool Corp.	750	49,515
TOTAL HOUSEHOLD DURABLES		1,102,922
INDUSTRIAL CONGLOMERATES - 20.8%
General Electric Co.	27,550	1,128,999
Minnesota Mining & Manufacturing Co.	5,940	618,354
Textron, Inc.	1,890	99,017
Tyco International Ltd.	24,900	1,293,553
TOTAL INDUSTRIAL CONGLOMERATES		3,139,923
MACHINERY - 11.7%
Albany International Corp. Class A (a)	2,730	57,603
Astec Industries, Inc. (a)	950	16,625
Caterpillar, Inc.	3,600	180,000

	Shares	Value (Note 1)
Danaher Corp.	3,290	$ 182,825
Deere & Co.	1,490	64,323
Eaton Corp.	1,500	107,895
Flowserve Corp. (a)	1,600	39,920
Graco, Inc.	900	30,960
Illinois Tool Works, Inc.	4,950	309,425
Ingersoll-Rand Co.	3,960	160,657
Kadant, Inc. (a)	479	6,634
Kennametal, Inc.	2,400	93,600
Milacron, Inc.	2,070	37,260
Navistar International Corp. (a)	2,450	83,962
Oshkosh Truck Co.	400	14,900
Parker Hannifin Corp.	2,220	97,680
Pentair, Inc.	1,600	60,000
Roper Industries, Inc.	470	19,270
SPX Corp. (a)	1,530	177,863
Terex Corp. (a)	1,240	27,478
TOTAL MACHINERY		1,768,880
MEDIA - 0.0%
General Motors Corp. Class H	382	7,124
METALS & MINING - 0.6%
Alcoa, Inc.	776	29,581
Allegheny Technologies, Inc.	1,500	27,750
Nucor Corp.	750	36,450
TOTAL METALS & MINING		93,781
OIL & GAS - 0.2%
Pennzoil-Quaker State Co.	1,900	23,332
REAL ESTATE - 0.3%
LNR Property Corp.	1,600	52,784
ROAD & RAIL - 6.6%
Burlington Northern Santa Fe Corp.	5,670	153,714
Canadian National Railway Co.	4,860	211,246
Canadian Pacific Ltd.	3,360	121,687
CNF, Inc.	720	21,622
CSX Corp.	4,190	148,075
J.B. Hunt Transport Services, Inc. (a)	310	7,195
Norfolk Southern Corp.	2,160	40,219
Union Pacific Corp.	5,490	292,452
TOTAL ROAD & RAIL		996,210
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
Applied Materials, Inc. (a)	1,080	46,537
Cabot Microelectronics Corp. (a)	1,451	101,643
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		148,180
SPECIALTY RETAIL - 1.6%
AutoNation, Inc. (a)	2,140	23,026
Common Stocks - continued
	Shares	Value (Note 1)
SPECIALTY RETAIL - CONTINUED
AutoZone, Inc. (a)	720	$ 33,264
Group 1 Automotive, Inc. (a)	2,170	64,015
Lithia Motors, Inc. Class A (a)	2,740	46,032
O'Reilly Automotive, Inc. (a)	2,330	72,696
TOTAL SPECIALTY RETAIL		239,033
TOTAL COMMON STOCKS (Cost $14,190,621)		14,848,340
Cash Equivalents - 2.9%

Fidelity Cash Central Fund, 3.64% (b) (Cost $434,784)	434,784	434,784
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $14,625,405)		15,283,124
NET OTHER ASSETS - (1.0)%		(156,712)
NET ASSETS - 100%		$ 15,126,412
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $12,530,531 and $5,122,745, respectively.
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $14,782,441. Net unrealized appreciation aggregated $500,683, of which $1,354,238 related to appreciated investment securities and $853,555 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Cyclical Industries Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $14,625,405) - See accompanying schedule		$ 15,283,124
Receivable for fund shares sold		21,324
Dividends receivable		25,833
Interest receivable		2,678
Total assets		15,332,959
Liabilities
Payable to custodian bank	$ 25,987
Payable for investments purchased	79,508
Payable for fund shares redeemed	79,105
Accrued management fee	7,507
Other payables and accrued expenses	14,440
Total liabilities		206,547
Net Assets		$ 15,126,412
Net Assets consist of:
Paid in capital		$ 14,720,734
Accumulated net investment loss		(19,985)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(232,057)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		657,720
Net Assets, for 1,050,716 shares outstanding		$ 15,126,412
Net Asset Value and redemption price per share ($15,126,412 ÷ 1,050,716 shares)		$14.40
Maximum offering price per share (100/97.00 of $14.40)		$14.85

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 83,512
Interest		18,242
Security lending		2
Total income		101,756
Expenses
Management fee	$ 36,839
Transfer agent fees	26,149
Accounting and security lending fees	30,289
Non-interested trustees' compensation	19
Custodian fees and expenses	10,687
Registration fees	9,595
Audit	6,771
Legal	20
Reports to shareholders	1,925
Miscellaneous	28
Total expenses before reductions	122,322
Expense reductions	(581)	121,741
Net investment income (loss)		(19,985)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(135,039)
Foreign currency transactions	(442)	(135,481)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(95,190)
Assets and liabilities in foreign currencies	6	(95,184)
Net gain (loss)		(230,665)
Net increase (decrease) in net assets resulting from operations		$ (250,650)
Other Information Sales charges paid to FDC		$ 16,721
Exchange fees withheld by FSC		$ 188

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Cyclical Industries Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (19,985)	$ (28,528)
Net realized gain (loss)	(135,481)	31,644
Change in net unrealized appreciation (depreciation)	(95,184)	932,590
Net increase (decrease) in net assets resulting from operations	(250,650)	935,706
Distributions to shareholders From net realized gain	(6,645)	(31,644)
In excess of net realized gain	-	(57,678)
Total distributions	(6,645)	(89,322)
Share transactions Net proceeds from sales of shares	13,548,867	11,950,294
Reinvestment of distributions	6,588	86,395
Cost of shares redeemed	(6,337,251)	(8,861,235)
Net increase (decrease) in net assets resulting from share transactions	7,218,204	3,175,454
Redemption fees	8,715	23,010
Total increase (decrease) in net assets	6,969,624	4,044,848
Net Assets
Beginning of period	8,156,788	4,111,940
End of period (including accumulated net investment loss of $19,985 and $0, respectively)	$ 15,126,412	$ 8,156,788
Other Information Shares
Sold	916,345	870,182
Issued in reinvestment of distributions	474	6,479
Redeemed	(429,950)	(668,740)
Net increase (decrease)	486,869	207,921

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 H	1999	1998 F
Net asset value, beginning of period	$ 14.47	$ 11.55	$ 11.39	$ 12.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.07)	(.13)	(.13)	(.11)
Net realized and unrealized gain (loss)	(.05)	3.11	.21	(.49)	2.59
Total from investment operations	(.07)	3.04	.08	(.62)	2.48
Less Distributions
From net realized gain	(.01)	(.06)	-	(.09)	(.46)
In excess of net realized gain	-	(.11)	-	-	-
Total distributions	(.01)	(.17)	-	(.09)	(.46)
Redemption fees added to paid in capital	.01	.05	.08	.03	.05
Net asset value, end of period	$ 14.40	$ 14.47	$ 11.55	$ 11.39	$ 12.07
Total Return B, C, D	(.41)%	26.88%	1.40%	(4.96)%	25.77%
Ratios to Average Net Assets
Expenses before expense reductions	1.86% A	3.14%	2.93%	3.97%	5.17% A
Expenses net of voluntary waivers, if any	1.86% A	2.50%	2.50%	2.50%	2.50% A
Expenses net of all reductions	1.85% A, G	2.49% G	2.49% G	2.49% G	2.50% A, G
Net investment income (loss)	(.30)% A	(.48)%	(1.00)%	(1.09)%	(.93)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,126	$ 8,157	$ 4,112	$ 3,087	$ 3,965
Portfolio turnover rate	84% A	150%	211%	103%	140% A
A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F For the period March 3, 1997 (commencement of operations) to February 28, 1998. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Defense and Aerospace Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	-6.51%	-5.89%	75.90%	308.82%
Select Defense and Aerospace (load adj.)	-9.31%	-8.72%	70.62%	296.56%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Cyclical Industries	-3.93%	-1.50%	43.58%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Defense and Aerospace	-5.89%	11.96%	15.12%
Select Defense and Aerospace (load adj.)	-8.72%	11.28%	14.77%
S&P 500	-24.39%	13.33%	13.46%
GS Cyclical Industries	-1.50%	7.50%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Defense and Aerospace Portfolio on August 31, 1991 and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $39,656 - a 296.56% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
General Dynamics Corp.	8.5
Northrop Grumman Corp.	7.8
Lockheed Martin Corp.	7.6
General Motors Corp. Class H	5.9
United Technologies Corp.	5.4
L-3 Communications Holdings, Inc.	5.1
Alliant Techsystems, Inc.	5.1
Harris Corp.	4.9
Honeywell International, Inc.	4.5
Rockwell International Corp.	4.5
59.3
Top Industries as of August 31, 2001
% of fund's net assets
Aerospace & Defense	65.9%
Media	8.2%
Communications Equipment	7.4%
Electrical Equipment	4.5%
Wireless Telecommunication Services	3.8%
All Others *	10.2%

* Includes short-term investments and net other assets.

Semiannual Report

Defense and Aerospace Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Matthew Fruhan, Portfolio Manager of Fidelity Select Defense and Aerospace Portfolio

Q. How did the fund perform, Matt?

A. For the six months that ended August 31, 2001, the fund was down 6.51%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - lost 3.93%. During the same period, the Standard & Poor's 500 Index fell 7.97%. For the 12 months that ended August 31, 2001, the fund lost 5.89%, while the Goldman Sachs index fell 1.50% and the S&P 500 declined 24.39%.

Q. The fund slightly outperformed the broader market during the past six months, but fared worse than the Goldman Sachs Cyclical Industries Index. Why?

A. Defense stocks, with their strong earnings growth and attractive valuations, were "safe havens" to investors during the recent downturn in the broader market. The fund fared slightly better than the S&P 500 because of its heavy weighting in defense names. The fund also benefited from its underweighted position - relative to its benchmarks - in aerospace stocks. We witnessed a sizable decline in airline operating profits during the period, leading to a drop in year-over-year airplane orders and a subsequent fall in the prices of aerospace stocks. The Goldman Sachs index reported narrower losses than the fund because some cyclical industries not represented in the fund, such as railroads and home builders, rebounded somewhat during the period.

Q. Which stocks performed well during the period, and why?

A. Robust cash flow numbers and year-over-year earnings growth boosted the stock prices of two of the biggest defense contractors in the U.S. - General Dynamics and Lockheed Martin. Both of these stocks were among the fund's top five holdings at the end of the period. Alliant Techsystems - a top-10 holding at the end of the period - was a big contributor to the fund's returns thanks to its cheap valuation relative to its strong cash flow numbers. The company makes booster rockets for the space shuttle. Among smaller contributors to the fund's performance, Newport News Shipbuilding - the only builder of the U.S. Navy's aircraft carriers - watched its stock price climb as a result of being named the target of potential takeovers by both General Dynamics and Northrop Grumman.

Q. Which of the fund's holdings were the most disappointing?

A. One of the biggest disappointments was Honeywell, which plummeted when plans for General Electric to buy the company were thwarted by regulators. Another big detractor was Goodrich, a commercial aerospace supplier. The company suffered along with the rest of the aerospace industry on forecasts of declining airplane orders for next year. In addition, Hughes Electronics, a division of General Motors, lost much ground as extended negotiations to sell the satellite television provider proved worrisome to investors looking for a high premium.

Q. What's your outlook?

A. In light of the recent tragedies that took place in New York City, the Pentagon and in Pennsylvania shortly after the close of the period, I expect defense spending to continue to increase, providing some support for defense stocks. As for commercial aerospace, we have entered a down cycle in orders and the length of the downturn is hard to pinpoint. I believe it will be difficult to make money in this sector in the short term, but if the market punishes these stocks too harshly, good buying opportunities may emerge. In general, I expect that the tragic events of September 11th will create uncertainty and volatility in the defense and aerospace sectors. However, this situation also may provide investors with valuable opportunities to buy great companies at good prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: May 8, 1984

Fund number: 067

Trading symbol: FSDAX

Size: as of August 31, 2001, more than $69 million

Manager: Matthew Fruhan, since January 2001; manager, Fidelity Select Air Transportation Portfolio, since January 2001; Fidelity Select Food and Agriculture Portfolio, 1999-2001; joined Fidelity in 1995

Semiannual Report

Defense and Aerospace Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 65.9%
AAR Corp.	11,000	$ 187,660
Aeroflex, Inc. (a)	48,100	425,685
Alliant Techsystems, Inc. (a)	33,980	3,535,619
BE Aerospace, Inc. (a)	28,500	495,900
Boeing Co.	41,400	2,119,680
Engineered Support Systems, Inc.	7,200	237,672
GenCorp, Inc.	25,500	316,200
General Dynamics Corp.	74,700	5,898,310
Goodrich Corp.	87,650	2,809,183
Honeywell International, Inc.	84,200	3,137,292
L-3 Communications Holdings, Inc. (a)	52,700	3,536,170
Lockheed Martin Corp.	131,400	5,237,604
Mercury Computer Systems, Inc. (a)	26,300	715,360
Newport News Shipbuilding, Inc.	28,000	1,844,080
Northrop Grumman Corp.	66,122	5,422,004
Precision Castparts Corp.	72,100	2,475,914
Raytheon Co.	104,152	2,738,156
Triumph Group, Inc. (a)	16,100	761,530
United Technologies Corp.	55,100	3,768,840
TOTAL AEROSPACE & DEFENSE		45,662,859
AIRLINES - 2.0%
AMR Corp. (a)	22,000	703,780
Delta Air Lines, Inc.	17,900	690,940
TOTAL AIRLINES		1,394,720
COMMUNICATIONS EQUIPMENT - 7.4%
Harris Corp.	116,700	3,422,811
Loral Space & Communications Ltd. (a)	590,500	1,110,140
REMEC, Inc. (a)	44,250	433,208
ViaSat, Inc. (a)	12,100	198,924
TOTAL COMMUNICATIONS EQUIPMENT		5,165,083
ELECTRICAL EQUIPMENT - 4.5%
Rockwell International Corp.	194,050	3,114,503
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
Trimble Navigation Ltd. (a)	19,800	326,700
MEDIA - 8.2%
EchoStar Communications Corp. Class A (a)	56,500	1,591,040
General Motors Corp. Class H	219,900	4,101,135
TOTAL MEDIA		5,692,175
WIRELESS TELECOMMUNICATION SERVICES - 3.8%
PanAmSat Corp. (a)	88,500	2,626,680
TOTAL COMMON STOCKS (Cost $62,886,596)		63,982,720
Cash Equivalents - 11.2%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.64% (b)	5,921,281	$ 5,921,281
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	1,875,000	1,875,000
TOTAL CASH EQUIVALENTS (Cost $7,796,281)		7,796,281
TOTAL INVESTMENT PORTFOLIO - 103.5% (Cost $70,682,877)		71,779,001
NET OTHER ASSETS - (3.5)%		(2,452,649)
NET ASSETS - 100%		$ 69,326,352
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $29,933,049 and $31,497,724, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,430 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $71,256,816. Net unrealized appreciation aggregated $522,185, of which $8,325,896 related to appreciated investment securities and $7,803,711 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Defense and Aerospace Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $705,000) (cost $70,682,877) - See accompanying schedule		$ 71,779,001
Receivable for fund shares sold		92,734
Dividends receivable		133,063
Interest receivable		19,939
Redemption fees receivable		11
Other receivables		574
Total assets		72,025,322
Liabilities
Payable for fund shares redeemed	$ 750,025
Accrued management fee	34,724
Other payables and accrued expenses	39,221
Collateral on securities loaned, at value	1,875,000
Total liabilities		2,698,970
Net Assets		$ 69,326,352
Net Assets consist of:
Paid in capital		$ 71,161,918
Undistributed net investment income		127,736
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,059,426)
Net unrealized appreciation (depreciation) on investments		1,096,124
Net Assets, for 1,753,524 shares outstanding		$ 69,326,352
Net Asset Value and redemption price per share ($69,326,352 ÷ 1,753,524 shares)		$39.54
Maximum offering price per share (100/97.00 of $39.54)		$40.76

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 452,046
Interest		129,758
Security lending		8,757
Total income		590,561
Expenses
Management fee	$ 215,646
Transfer agent fees	200,731
Accounting and security lending fees	30,559
Non-interested trustees' compensation	125
Custodian fees and expenses	4,764
Registration fees	19,605
Audit	7,224
Legal	161
Reports to shareholders	5,959
Miscellaneous	98
Total expenses before reductions	484,872
Expense reductions	(22,047)	462,825
Net investment income		127,736
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,836,734)
Foreign currency transactions	513	(2,836,221)
Change in net unrealized appreciation (depreciation) on investment securities		(3,097,020)
Net gain (loss)		(5,933,241)
Net increase (decrease) in net assets resulting from operations		$ (5,805,505)
Other Information Sales charges paid to FDC		$ 125,193
Deferred sales charges withheld by FDC		$ 124
Exchange fees withheld by FSC		$ 1,718

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Defense and Aerospace Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 127,736	$ 30,405
Net realized gain (loss)	(2,836,221)	2,958,636
Change in net unrealized appreciation (depreciation)	(3,097,020)	3,285,134
Net increase (decrease) in net assets resulting from operations	(5,805,505)	6,274,175
Distributions to shareholders From net investment income	-	(23,210)
From net realized gain	(817,282)	(1,761,557)
Total distributions	(817,282)	(1,784,767)
Share transactions Net proceeds from sales of shares	30,186,428	87,449,230
Reinvestment of distributions	784,794	1,724,061
Cost of shares redeemed	(33,323,615)	(36,869,375)
Net increase (decrease) in net assets resulting from share transactions	(2,352,393)	52,303,916
Redemption fees	32,024	70,663
Total increase (decrease) in net assets	(8,943,156)	56,863,987
Net Assets
Beginning of period	78,269,508	21,405,521
End of period (including undistributed net investment income of $127,736 and $5,004, respectively)	$ 69,326,352	$ 78,269,508
Other Information Shares
Sold	720,888	2,070,184
Issued in reinvestment of distributions	20,331	43,072
Redeemed	(815,022)	(908,882)
Net increase (decrease)	(73,803)	1,204,374

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 F	1999	1998	1997
Net asset value, beginning of period	$ 42.83	$ 34.36	$ 33.85	$ 37.57	$ 28.94	$ 26.97
Income from Investment Operations
Net investment income (loss) D	.07	.03	(.15)	(.19)	(.29)	(.11)
Net realized and unrealized gain (loss)	(2.89)	10.19	1.14	(3.61)	11.84	4.18
Total from investment operations	(2.82)	10.22	.99	(3.80)	11.55	4.07
Less Distributions
From net investment income	-	(.02)	-	-	-	-
From net realized gain	(.49)	(1.81)	(.59)	-	(3.04)	(2.17)
Total distributions	(.49)	(1.83)	(.59)	-	(3.04)	(2.17)
Redemption fees added to paid in capital	.02	.08	.11	.08	.12	.07
Net asset value, end of period	$ 39.54	$ 42.83	$ 34.36	$ 33.85	$ 37.57	$ 28.94
Total Return B, C, G	(6.51)%	30.45%	3.24%	(9.90)%	42.68%	15.87%
Ratios to Average Net Assets
Expenses before expense reductions	1.27% A	1.52%	1.61%	1.48%	1.77%	1.84%
Expenses net of voluntary waivers, if any	1.27% A	1.52%	1.61%	1.48%	1.77%	1.84%
Expenses net of all reductions	1.21% A, E	1.49% E	1.59% E	1.42% E	1.71% E	1.81% E
Net investment income (loss)	.33% A	.08%	(.42)%	(.53)%	(.85)%	(.39)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 69,326	$ 78,270	$ 21,406	$ 28,497	$ 101,805	$ 68,803
Portfolio turnover rate	86% A	119%	146%	221%	311%	219%

A Annualized B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the effect of the one time sales charge. D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29.
G Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Environmental Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Environmental	-4.08%	5.78%	-6.16%	12.61%
Select Environmental (load adj.)	-6.96%	2.60%	-8.98%	9.23%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Cyclical Industries	-3.93%	-1.50%	43.58%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Environmental	5.78%	-1.26%	1.19%
Select Environmental (load adj.)	2.60%	-1.86%	0.89%
S&P 500	-24.39%	13.33%	13.46%
GS Cyclical Industries	-1.50%	7.50%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Environmental Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $10,923 - a 9.23% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Allied Waste Industries, Inc.	7.4
Thermo Electron Corp.	7.2
Waste Management, Inc.	7.1
Republic Services, Inc.	7.0
Vivendi Environnement	7.0
Millipore Corp.	5.9
Ecolab, Inc.	5.8
Pall Corp.	5.1
Waste Connections, Inc.	4.4
Donaldson Co., Inc.	4.1
61.0
Top Industries as of August 31, 2001
% of fund's net assets
Commercial Services & Supplies	39.0%
Machinery	13.6%
Electronic Equipment & Instruments	13.1%
Multi-Utilities	9.8%
Electrical Equipment	3.9%
All Others *	20.6%

* Includes short-term investments and net other assets.

Semiannual Report

Environmental Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Valerie Friedholm became Portfolio Manager of Fidelity Select Environmental Portfolio on July 23, 2001.

Q. How did the fund perform, Valerie?

A. For the six-month period that ended August 31, 2001, the fund had a return of -4.08%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - declined 3.93%, while the Standard & Poor's 500 Index fell 7.97%. For the 12 months that ended August 31, 2001, the fund returned 5.78%, while the Goldman Sachs index and S&P 500 declined 1.50% and 24.39%, respectively.

Q. What factors drove performance during the six-month period?

A. Certain segments of the environmental industry - such as companies in the solid waste disposal business - are considered to be defensive plays because these services continue to be in demand even in times of severe economic slowdown. The fund had a generally equal weighting relative to the benchmark in this defensive segment for the most of the period, which explains to some extent why its results were essentially level with the Goldman Sachs index. It outperformed the broader index largely because of its secular concentration in an industry where there remains some defensive potential.

Q. You only recently took over managing the fund, Valerie. Have you made any changes in strategy?

A. I've positioned the fund a bit more defensively by overweighting the environmental services segment that I just spoke about. I've also maintained its underweighted positions in the various new and developing companies whose next-generation energy and environmental products have yet to create sustained earnings. The lesson from the dot-com experience is that while many companies may have good long-term stories, without earnings they are just too expensive.

Q. What holdings did the most to help overall performance?

A. The fund's holdings in the environmental services segment as a whole were helpful, with such solid waste-disposal names as Republic Services, Waste Management and Allied Waste Industries each making large contributions to overall performance. Each of these companies, whose stocks are among the fund's top-10 holdings, benefited not only from ongoing operational strength in their individual businesses, but also from the general movement within the broad market toward more defensive positioning. The fund also got a nice lift from Millipore, which earlier this year spun off its microelectronics business to concentrate on its core business of developing technology for use in drug development. Interestingly, the fund's largest positive contribution came from Whole Foods Market, which is the world's largest retailer of natural and organic foods and also one of the fund's larger holdings. This company benefits from a strong demographic trend toward healthier eating and an unexpectedly loyal customer base, which demonstrated that it would continue to pay higher prices for healthier food even in the face of a slowing economy. Its stock, which had been undervalued by the market, benefited from increased investor interest, based on the continuing strength of its revenue stream.

Q. Were there any especially disappointing performers?

A. Capstone Turbine, which makes microturbine systems for the electrical power generation industry, was the single largest drag on earnings. Its shares fell to a 52-week low near the end of the period when it announced a significant slowdown in new orders. Calpine, which owns and operates gas-fired power plants across the U.S., also was a weaker-than-expected performer, based mainly on investor concerns about electrical overcapacity. The biggest surprise, however, came from the fund's second largest holding, Thermo Electron, and what I believe was the market's overreaction to the company resetting its earnings expectations during the period. Thermo Electron, the maker of analytic instruments for a variety of industries, saw its stock price decline by about 25% in the aftermath of that announcement. The company continues to perform well, however, and I continue to hold its stock.

Q. What's your outlook for the next six months?

A. There is still a great deal of uncertainty in the market, and I'm not anticipating any immediate change in that scenario. Therefore, I expect to maintain the fund's defensive bias over the near term and will continue to stick with names that I feel have promising short-term fundamentals. I am comfortable with the fund's current positioning.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 29, 1989

Fund number: 516

Trading symbol: FSLEX

Size: as of August 31, 2001, more than $16 million

Manager: Valerie Friedholm, since July 2001; research analyst, 2000-2001; joined Fidelity in 2000

Semiannual Report

Environmental Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1)
BUILDING PRODUCTS - 3.0%
Insituform Technologies, Inc. Class A (a)	16,600	$ 479,906
COMMERCIAL SERVICES & SUPPLIES - 39.0%
Allied Waste Industries, Inc. (a)	65,660	1,190,416
Ecolab, Inc.	23,200	929,856
Ionics, Inc. (a)	12,300	343,539
Republic Services, Inc. (a)	57,000	1,131,450
Stericycle, Inc. (a)	9,700	467,249
Tetra Tech, Inc. (a)	15,737	377,373
Waste Connections, Inc. (a)	21,800	703,704
Waste Management, Inc.	37,193	1,150,379
TOTAL COMMERCIAL SERVICES & SUPPLIES		6,293,966
ELECTRIC UTILITIES - 1.8%
Calpine Corp. (a)	8,700	287,274
ELECTRICAL EQUIPMENT - 3.9%
Ballard Power Systems, Inc. (a)	11,900	223,355
Capstone Turbine Corp. (a)	24,600	122,754
FuelCell Energy, Inc. (a)	8,500	122,400
Plug Power, Inc. (a)	15,900	158,523
TOTAL ELECTRICAL EQUIPMENT		627,032
ELECTRONIC EQUIPMENT & INSTRUMENTS - 13.1%
Millipore Corp.	14,900	945,405
Thermo Electron Corp. (a)	53,950	1,169,097
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		2,114,502
ENERGY EQUIPMENT & SERVICES - 2.1%
Newpark Resources, Inc. (a)	43,400	343,728
FOOD & DRUG RETAILING - 3.4%
Whole Foods Market, Inc. (a)	15,700	552,483
FOOD PRODUCTS - 3.1%
Hain Celestial Group, Inc. (a)	22,400	503,104
MACHINERY - 13.6%
Catalytica Energy Systems, Inc.	14,300	113,685
CUNO, Inc. (a)	10,100	269,367
Danaher Corp.	2,100	116,697
Donaldson Co., Inc.	22,500	671,625
Kadant, Inc. (a)	15,106	209,218
Pall Corp.	36,700	820,612
TOTAL MACHINERY		2,201,204
MULTI-UTILITIES - 9.8%
Covanta Energy Corp. (a)	28,100	449,600
Vivendi Environnement	26,400	1,125,393
TOTAL MULTI-UTILITIES		1,574,993

	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.2%
Asyst Technologies, Inc. (a)	2,500	$ 31,650
TOTAL COMMON STOCKS (Cost $17,996,006)		15,009,842
Cash Equivalents - 18.8%

Fidelity Cash Central Fund, 3.64% (b)	1,797,119	1,797,119
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	1,235,250	1,235,250
TOTAL CASH EQUIVALENTS (Cost $3,032,369)		3,032,369
TOTAL INVESTMENT PORTFOLIO - 111.8% (Cost $21,028,375)		18,042,211
NET OTHER ASSETS - (11.8)%		(1,904,612)
NET ASSETS - 100%		$ 16,137,599
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $16,802,825 and $23,470,583, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,705 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $2,228,600. The weighted average interest rate was 3.92%. At period end there were no bank borrowings outstanding.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $22,023,939. Net unrealized depreciation aggregated $3,981,728, of which $362,555 related to appreciated investment securities and $4,344,283 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Environmental Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $1,172,295) (cost $21,028,375) - See accompanying schedule		$ 18,042,211
Receivable for investments sold		4,513
Receivable for fund shares sold		7,519
Dividends receivable		1,969
Interest receivable		4,063
Other receivables		89,698
Total assets		18,149,973
Liabilities
Payable for investments purchased	$ 649,596
Payable for fund shares redeemed	93,968
Accrued management fee	9,585
Other payables and accrued expenses	23,975
Collateral on securities loaned, at value	1,235,250
Total liabilities		2,012,374
Net Assets		$ 16,137,599
Net Assets consist of:
Paid in capital		$ 19,835,043
Accumulated net investment loss		(134,816)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(576,472)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,986,156)
Net Assets, for 1,295,863 shares outstanding		$ 16,137,599
Net Asset Value and redemption price per share ($16,137,599 ÷ 1,295,863 shares)		$12.45
Maximum offering price per share (100/97.00 of $12.45)		$12.84

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 48,025
Interest		35,334
Security lending		5,004
Total income		88,363
Expenses
Management fee	$ 70,752
Transfer agent fees	83,441
Accounting and security lending fees	30,577
Non-interested trustees' compensation	42
Custodian fees and expenses	6,637
Registration fees	20,831
Audit	6,958
Legal	64
Interest	1,213
Reports to shareholders	5,552
Miscellaneous	42
Total expenses before reductions	226,109
Expense reductions	(2,930)	223,179
Net investment income (loss)		(134,816)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	558,048
Foreign currency transactions	(197)	557,851
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,647,131)
Assets and liabilities in foreign currencies	760	(1,646,371)
Net gain (loss)		(1,088,520)
Net increase (decrease) in net assets resulting from operations		$ (1,223,336)
Other Information Sales charges paid to FDC		$ 29,328
Deferred sales charges withheld by FDC		$ 297
Exchange fees withheld by FSC		$ 578

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Environmental Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (134,816)	$ (236,099)
Net realized gain (loss)	557,851	566,547
Change in net unrealized appreciation (depreciation)	(1,646,371)	5,100,596
Net increase (decrease) in net assets resulting from operations	(1,223,336)	5,431,044
Share transactions Net proceeds from sales of shares	16,941,311	31,581,661
Cost of shares redeemed	(24,270,442)	(29,957,066)
Net increase (decrease) in net assets resulting from share transactions	(7,329,131)	1,624,595
Redemption fees	22,190	59,098
Total increase (decrease) in net assets	(8,530,277)	7,114,737
Net Assets
Beginning of period	24,667,876	17,553,139
End of period (including accumulated net investment loss of $134,816 and $0, respectively)	$ 16,137,599	$ 24,667,876
Other Information Shares
Sold	1,243,429	2,683,949
Redeemed	(1,847,617)	(2,617,912)
Net increase (decrease)	(604,188)	66,037

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 12.98	$ 9.57	$ 12.77	$ 16.46	$ 14.50	$ 12.42
Income from Investment Operations
Net investment income (loss) E	(.07)	(.13)	(.21)	(.18)	(.13)	(.08)
Net realized and unrealized gain (loss)	(.47)	3.51	(3.03)	(3.50)	2.07	2.04
Total from investment operations	(.54)	3.38	(3.24)	(3.68)	1.94	1.96
Less Distributions
In excess of net realized gain	-	-	(.01)	(.03)	-	(.02)
Redemption fees added to paid in capital	.01	.03	.05	.02	.02	.14
Net asset value, end of period	$ 12.45	$ 12.98	$ 9.57	$ 12.77	$ 16.46	$ 14.50
Total Return B, C, D	(4.08)%	35.63%	(25.00)%	(22.23)%	13.52%	16.93%
Ratios to Average Net Assets
Expenses before expense reductions	1.81% A	1.92%	2.47%	2.20%	2.23%	2.18%
Expenses net of voluntary waivers, if any	1.81% A	1.92%	2.47%	2.20%	2.23%	2.18%
Expenses net of all reductions	1.79% A, F	1.88% F	2.39% F	2.16% F	2.22% F	2.11% F
Net investment income (loss)	(1.08)% A	(1.17)%	(1.76)%	(1.23)%	(.84)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,138	$ 24,668	$ 17,553	$ 15,534	$ 25,183	$ 32,525
Portfolio turnover rate	148% A	168%	206%	123%	59%	252%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Equipment Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	1.48%	-13.91%	64.20%	298.97%
Select Industrial Equipment (load adj.)	-1.56%	-16.50%	59.27%	287.00%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Cyclical Industries	-3.93%	-1.50%	43.58%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Industrial Equipment	-13.91%	10.43%	14.84%
Select Industrial Equipment (load adj.)	-16.50%	9.76%	14.49%
S&P 500	-24.39%	13.33%	13.46%
GS Cyclical Industries	-1.50%	7.50%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Equipment Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $38,700 - a 287.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Illinois Tool Works, Inc.	9.9
Emerson Electric Co.	6.8
Tyco International Ltd.	5.5
General Electric Co.	4.9
KLA-Tencor Corp.	4.7
SPX Corp.	4.4
Ingersoll-Rand Co.	4.2
Applied Materials, Inc.	4.1
Parker Hannifin Corp.	4.0
Honeywell International, Inc.	3.1
51.6
Top Industries as of August 31, 2001
% of fund's net assets
Machinery	35.7%
Semiconductor Equipment & Products	12.5%
Industrial Conglomerates	11.8%
Electrical Equipment	9.8%
Electronic Equipment & Instruments	5.2%
All Others *	25.0%

* Includes short-term investments and net other assets.

Semiannual Report

Industrial Equipment Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Praveen Abichandani, Portfolio Manager of Fidelity Select Industrial Equipment Portfolio

Q. How did the fund perform, Praveen?

A. For the six months that ended August 31, 2001, the fund had a total return of 1.48%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in cyclical industries - declined 3.93%, while the Standard & Poor's 500 Index returned -7.97%. For the 12 months ending August 31, 2001, the fund returned -13.91%, while the Goldman Sachs Cyclical Industries returned -1.50% and the S&P 500 index had a return of -24.39%.

Q. What was the environment for industrial stocks like during the past six months?

A. The period began with heightened awareness of a weaker U.S. economy, even though consumer spending remained strong. Manufacturing activity was declining at a rate similar to that of the 1991 recession. The growth that telecommunications equipment and technology industries had enjoyed since 1998 was essentially wiped out. The Federal Reserve Board began its aggressive easing campaign in January 2001. By late spring, manufacturing lead indicators had begun to stabilize and most of the industrial stocks gained solidly. In the advanced industrial sector, stocks in industries such as semiconductor capital equipment, which are among the earliest to feel the effects of a renewed growth cycle, performed very well.

Q. What were your principal strategies during the six-month period?

A. I maintained a healthy weighting in semiconductor capital equipment stocks. I believed any potential revival in technology or telecommunications would first appear in increasing orders for the equipment used in the production of semiconductors. I also emphasized heavy equipment companies such as Caterpillar that were positioned to benefit from the improving long-term outlook for construction in power generation and public works projects as well as increased oil and natural gas production. In addition, I focused on higher-quality companies with reasonable stock valuations in industries such as plumbing and electrical component supplies that would be supported by continued strong construction activity. I also selectively added some defense-related stocks because I thought they could benefit from the new administration's favorable attitude about defense spending. My emphasis on the semiconductor equipment companies as well as on late-cyclical stocks such as Caterpillar helped the fund outperform the Goldman Sachs index.

Q. What were some of the investments that helped performance, and what investments were disappointing?

A. As I mentioned, Caterpillar was a very strong performer. Its earnings outlook improved as it booked equipment orders for power generation, public construction and energy exploration projects. Several semiconductor capital equipment companies did very well, including KLA-Tencor, Applied Materials and LAM Research. Building supply companies such as York International and SPX Corp., both of which produce electrical components, also supported performance. Alliant Techsystems, which makes components for missile systems, did well. On the down side, Emerson Electric, which had a major exposure to the telecommunications equipment industry, was a disappointment despite a strong showing early in the period. The stock prices of Weatherford and Halliburton, two energy services equipment suppliers, also declined sharply after natural gas prices plummeted.

Q. What's your outlook?

A. Industrial stock prices currently reflect investors' pessimistic expectations that the economy will make a hard landing, with capital spending in many industries slowing dramatically. The historical lessons drawn from recessions since the late 1960s indicate that early-cycle equipment companies tend to do well in such times and during the period I invested in early-cyclical stocks with reasonable valuations, such as Illinois Tool Works. Conversely, stocks of longer-cycle companies, such as power generation and energy development equipment firms, have tended to lag early cyclicals. The exceptions have occurred when there were external shocks that drove up oil and natural gas prices. Looking at historical trends and current market conditions, I expect to continue to focus on companies whose stock prices do not reflect overly optimistic outlooks for a quick, dramatic economic recovery.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: September 29, 1986

Fund number: 510

Trading symbol: FSCGZ

Size: as of August 31, 2001, more than
$24 million

Manager: Praveen Abichandani, since 2000, equity analyst, cable services and equipment, since 1998; joined Fidelity in 1998

Semiannual Report

Industrial Equipment Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 5.0%
Alliant Techsystems, Inc. (a)	4,000	$ 416,200
General Dynamics Corp.	500	39,480
Honeywell International, Inc.	20,325	757,310
Rockwell Collins, Inc.	800	16,256
TOTAL AEROSPACE & DEFENSE		1,229,246
AUTO COMPONENTS - 0.8%
Delphi Automotive Systems Corp.	5,500	82,445
Wabtec Corp.	8,000	111,120
TOTAL AUTO COMPONENTS		193,565
BUILDING PRODUCTS - 4.9%
American Standard Companies, Inc. (a)	10,300	719,455
Trex Co., Inc. (a)	1	21
York International Corp.	12,500	475,000
TOTAL BUILDING PRODUCTS		1,194,476
COMMERCIAL SERVICES & SUPPLIES - 1.6%
Pitney Bowes, Inc.	8,300	360,967
Ritchie Brothers Auctioneers, Inc. (a)	1,500	39,750
TOTAL COMMERCIAL SERVICES & SUPPLIES		400,717
ELECTRICAL EQUIPMENT - 9.8%
AMETEK, Inc.	20,500	625,455
Emerson Electric Co.	31,200	1,672,320
Hubbell, Inc. Class B	200	5,826
Power-One, Inc. (a)	6,000	65,460
Rockwell International Corp.	1,800	28,890
TOTAL ELECTRICAL EQUIPMENT		2,397,951
ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.2%
Millipore Corp.	9,500	602,775
PerkinElmer, Inc.	13,700	439,496
Thermo Electron Corp. (a)	10,500	227,535
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,269,806
ENERGY EQUIPMENT & SERVICES - 3.9%
Halliburton Co.	18,300	509,838
Weatherford International, Inc. (a)	13,700	455,799
TOTAL ENERGY EQUIPMENT & SERVICES		965,637

	Shares	Value (Note 1)
INDUSTRIAL CONGLOMERATES - 11.8%
General Electric Co.	29,550	$ 1,210,959
Textron, Inc.	6,400	335,296
Tyco International Ltd.	26,000	1,350,700
TOTAL INDUSTRIAL CONGLOMERATES		2,896,955
INTERNET & CATALOG RETAIL - 0.0%
Stamps.com, Inc. (a)	1,800	4,356
MACHINERY - 35.7%
AGCO Corp.	3,600	42,300
Caterpillar, Inc.	13,300	665,000
CNH Global NV	4,800	36,000
Danaher Corp.	6,200	344,534
Deere & Co.	2,800	120,876
Dover Corp.	13,500	484,920
Eaton Corp.	4,000	287,720
Illinois Tool Works, Inc.	39,100	2,444,141
Ingersoll-Rand Co.	25,300	1,026,421
Kennametal, Inc.	6,021	234,819
NACCO Industries, Inc. Class A	9,900	636,669
Oshkosh Truck Co.	5,000	186,250
Pall Corp.	1,700	38,012
Parker Hannifin Corp.	22,600	994,400
SPX Corp. (a)	9,350	1,086,938
Terex Corp. (a)	7,000	155,120
TOTAL MACHINERY		8,784,120
OFFICE ELECTRONICS - 0.3%
Xerox Corp.	9,200	84,640
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 12.5%
Applied Materials, Inc. (a)	23,600	1,016,924
ASML Holding NV (NY Shares) (a)	6,000	109,080
KLA-Tencor Corp. (a)	23,300	1,144,962
LAM Research Corp. (a)	11,585	327,971
Novellus Systems, Inc. (a)	2,300	101,913
Teradyne, Inc. (a)	11,100	363,858
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		3,064,708
TRADING COMPANIES & DISTRIBUTORS - 0.5%
Fastenal Co.	1,700	111,775
W.W. Grainger, Inc.	300	12,693
TOTAL TRADING COMPANIES & DISTRIBUTORS		124,468
TOTAL COMMON STOCKS (Cost $19,667,604)		22,610,645
Cash Equivalents - 9.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.64% (b)	2,208,941	$ 2,208,941
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	220,000	220,000
TOTAL CASH EQUIVALENTS (Cost $2,428,941)		2,428,941
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $22,096,545)		25,039,586
NET OTHER ASSETS - (1.9)%		(470,027)
NET ASSETS - 100%		$ 24,569,559
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $29,843,286 and $26,120,072, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,197 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $22,163,699. Net unrealized appreciation aggregated $2,875,887, of which $4,445,300 related to appreciated investment securities and $1,569,413 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $583,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Equipment Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $214,400) (cost $22,096,545) - See accompanying schedule		$ 25,039,586
Receivable for investments sold		164,845
Receivable for fund shares sold		2,426
Dividends receivable		31,796
Interest receivable		5,960
Redemption fees receivable		69
Other receivables		11
Total assets		25,244,693
Liabilities
Payable for investments purchased	$ 353,933
Payable for fund shares redeemed	70,228
Accrued management fee	12,032
Other payables and accrued expenses	18,941
Collateral on securities loaned, at value	220,000
Total liabilities		675,134
Net Assets		$ 24,569,559
Net Assets consist of:
Paid in capital		$ 23,454,650
Accumulated net investment loss		(1,704)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,826,428)
Net unrealized appreciation (depreciation) on investments		2,943,041
Net Assets, for 1,118,062 shares outstanding		$ 24,569,559
Net Asset Value and redemption price per share ($24,569,559 ÷ 1,118,062 shares)		$21.98
Maximum offering price per share (100/97.00 of $21.98)		$22.66

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 158,757
Interest		62,756
Security lending		702
Total income		222,215
Expenses
Management fee	$ 93,064
Transfer agent fees	71,063
Accounting and security lending fees	30,478
Non-interested trustees' compensation	54
Custodian fees and expenses	5,644
Registration fees	17,035
Audit	6,937
Legal	63
Reports to shareholders	3,008
Miscellaneous	54
Total expenses before reductions	227,400
Expense reductions	(3,481)	223,919
Net investment income (loss)		(1,704)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,170,815)
Foreign currency transactions	132	(1,170,683)
Change in net unrealized appreciation (depreciation) on investment securities		347,553
Net gain (loss)		(823,130)
Net increase (decrease) in net assets resulting from operations		$ (824,834)
Other Information Sales charges paid to FDC		$ 20,418
Deferred sales charges withheld by FDC		$ 609
Exchange fees withheld by FSC		$ 3,698

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Industrial Equipment Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (1,704)	$ (14,794)
Net realized gain (loss)	(1,170,683)	2,109,834
Change in net unrealized appreciation (depreciation)	347,553	(4,167,513)
Net increase (decrease) in net assets resulting from operations	(824,834)	(2,072,473)
Distributions to shareholders from net realized gains	(33,419)	(2,364,619)
Share transactions Net proceeds from sales of shares	34,705,385	14,423,491
Reinvestment of distributions	32,099	2,248,212
Cost of shares redeemed	(30,732,553)	(16,985,828)
Net increase (decrease) in net assets resulting from share transactions	4,004,931	(314,125)
Redemption fees	30,489	26,465
Total increase (decrease) in net assets	3,177,167	(4,724,752)
Net Assets
Beginning of period (including accumulated net investment loss of $1,704 and $0, respectively)	21,392,392	26,117,144
End of period	$ 24,569,559	$ 21,392,392
Other Information Shares
Sold	1,482,712	560,582
Issued in reinvestment of distributions	1,512	101,485
Redeemed	(1,352,503)	(665,730)
Net increase (decrease)	131,721	(3,663)

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 F	1999	1998	1997
Net asset value, beginning of period	$ 21.69	$ 26.38	$ 25.23	$ 25.91	$ 25.51	$ 25.11
Income from Investment Operations
Net investment income (loss) D	(.00)	(.02)	.02	(.04)	(.08)	.06
Net realized and unrealized gain (loss)	.29 H	(2.03)	4.44	.25	5.73	4.15
Total from investment operations	.29	(2.05)	4.46	.21	5.65	4.21
Less Distributions
From net investment income	-	-	(.01)	-	(.02)	(.04)
From net realized gain	(.03)	(2.67)	(3.34)	(.92)	(5.26)	(3.84)
Total distributions	(.03)	(2.67)	(3.35)	(.92)	(5.28)	(3.88)
Redemption fees added to paid in capital	.03	.03	.04	.03	.03	.07
Net asset value, end of period	$ 21.98	$ 21.69	$ 26.38	$ 25.23	$ 25.91	$ 25.51
Total Return B, C, G	1.48%	(7.69)%	18.98%	1.00%	25.76%	18.25%
Ratios to Average Net Assets
Expenses before expense reductions	1.38% A	1.48%	1.43%	1.43%	1.67%	1.51%
Expenses net of voluntary waivers, if any	1.38% A	1.48%	1.43%	1.43%	1.67%	1.51%
Expenses net of all reductions	1.36% A, E	1.48%	1.41% E	1.41% E	1.60% E	1.44% E
Net investment income (loss)	(.01)% A	(.06)%	.06%	(.16)%	(.32)%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,570	$ 21,392	$ 26,117	$ 31,573	$ 50,428	$ 102,882
Portfolio turnover rate	178% A	48%	119%	84%	115%	261%

A Annualized B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the effect of the one time sales charge. D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29.
G Total returns for periods of less than one year are not annualized. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Materials Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	2.21%	15.55%	9.41%	111.96%
Select Industrial Materials (load adj.)	-0.86%	12.08%	6.13%	105.60%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Cyclical Industries	-3.93%	-1.50%	43.58%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Industrial Materials	15.55%	1.82%	7.80%
Select Industrial Materials (load adj.)	12.08%	1.20%	7.47%
S&P 500	-24.39%	13.33%	13.46%
GS Cyclical Industries	-1.50%	7.50%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Industrial Materials Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $20,560 - a 105.60% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Alcoa, Inc.	8.0
Alcan, Inc.	7.3
Minnesota Mining & Manufacturing Co.	6.3
Weyerhaeuser Co.	4.2
International Paper Co.	3.3
Masco Corp.	2.9
United Parcel Service, Inc. Class B	2.9
Union Pacific Corp.	2.6
Dow Chemical Co.	2.5
E.I. du Pont de Nemours & Co.	2.4
42.4
Top Industries as of August 31, 2001
% of fund's net assets
Metals & Mining	26.9%
Chemicals	17.1%
Paper & Forest Products	14.7%
Road & Rail	8.1%
Industrial Conglomerates	6.6%
All Others *	26.6%

* Includes short-term investments and net other assets.

Semiannual Report

Industrial Materials Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Mark Schmehl, Portfolio Manager of Fidelity Select Industrial Materials Portfolio

Q. How did the fund perform, Mark?

A. For the six months ending August 31, 2001, the fund had a total return of 2.21%, beating the -7.97% return of the Standard & Poor's 500 Index. The fund also bettered the -3.93% mark posted by the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. For the 12 months ending August 31, 2001, the fund's total return was 15.55%, eclipsing both the S&P 500 and the Goldman Sachs index, which had returns of -24.39% and -1.50%, respectively.

Q. Why did the fund outperform its benchmarks during the six-month period?

A. The prices for basic commodities such as chemicals, paper, metal and steel were relatively firm from March through May, providing support for the stocks of companies that manufacture or mine those materials. After May, hopes for a rapid economic recovery faded and stocks retreated across a broad front, including those in the industrial materials sector. The S&P 500 continued to be hurt by its exposure to technology, telecommunications and other growth sectors. Compared to the Goldman Sachs index, the fund was helped by its lack of consumer cyclicals stocks, which fell sharply in the latter half of the period. Additionally, the fund benefited from its overweighted position in aluminum stocks, which enjoyed moderately favorable supply/demand conditions during the period.

Q. Can you provide more details about what factors were driving the aluminum market?

A. Early in the period, high energy prices forced a number of smelters - producers of aluminum - to close, lessening the available supply of the metal. Although softer energy prices later in the period partially offset these advantages, the fund still saw a net benefit from its overweighted position.

Q. What stocks performed well during the period?

A. Alcoa, the world's largest aluminum maker, was the fund's best contributor for the reasons I mentioned earlier. As a result of the size and scope of its operations, Alcoa enjoys a favorable cost structure and other competitive advantages. Canadian National Railway was another holding that aided performance. A well-managed railroad, Canadian National was helped by firming prices for hauling coal, which experienced higher demand as an alternative power source because of relatively steep prices for oil and natural gas. A third positive contributor, lumber manufacturer Weyerhaeuser, showed modest gains due to the resilient housing market and the possibility of higher demand in a recovering economy.

Q. What holdings failed to perform up to your expectations?

A. One detractor was a stock that made our list of best performers six months ago - Minnesota Mining & Manufacturing (3M). Although the stock was boosted in December 2000 by the announced appointment of former General Electric executive Jim McNerney as 3M's new CEO, downward revisions in the company's estimated financial results for 2001 took their toll on the share price. Freeport-McMoRan, a copper and gold mining stock, was hurt when the company announced a large convertible bond issue, raising investors' concerns about potential earnings dilution. Finally, tantalum mining stock Sons of Gwalia struggled due to the deteriorating outlook for the technology industry. Tantalum is used in capacitors, which are a basic component of a wide variety of technological products.

Q. What's your outlook, Mark?

A. I will be watching with great interest how low short-term interest rates go, especially in light of the new realities stemming from the events of September 11, 2001. As this report is being written, real interest rates - that is, nominal rates minus the rate of inflation - are approaching zero, which could eventually unleash inflationary forces and trigger an economic rebound. Both factors would tend to favor industrial materials stocks. Against this backdrop, I have positioned the fund in two key ways. If the economy recovers, our overweighted position in aluminum stocks should do well. However, I've also increased the fund's exposure to gold mining stocks as a defensive measure. Gold stocks could do well even if the economy stays weak, especially if historically low interest rates and a weaker dollar begin to rekindle inflation.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: September 29, 1986

Fund number: 509

Trading symbol: FSDPX

Size: as of August 31, 2001, more than
$20 million

Manager: Mark Schmehl, since 2000; analyst, utilities companies, 1999-2000; joined Fidelity in 1999

Semiannual Report

Industrial Materials Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.6%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.6%
Goodrich Corp.	4,200	$ 134,610
AIR FREIGHT & COURIERS - 4.8%
Expeditors International of Washington, Inc.	1,400	71,204
FedEx Corp. (a)	6,600	277,860
Forward Air Corp. (a)	1,500	41,985
United Parcel Service, Inc. Class B	11,100	613,053
TOTAL AIR FREIGHT & COURIERS		1,004,102
BUILDING PRODUCTS - 4.5%
American Standard Companies, Inc. (a)	3,300	230,505
Masco Corp.	23,800	614,516
York International Corp.	2,600	98,800
TOTAL BUILDING PRODUCTS		943,821
CHEMICALS - 17.1%
Air Products & Chemicals, Inc.	6,900	292,560
Cabot Corp.	2,200	88,814
Crompton Corp.	5,195	47,275
Dow Chemical Co.	15,296	536,278
E.I. du Pont de Nemours & Co.	12,100	495,737
Eastman Chemical Co.	3,300	128,007
Great Lakes Chemical Corp.	2,300	57,385
H.B. Fuller Co.	1,911	102,563
Hercules, Inc.	4,800	54,240
Lubrizol Corp.	2,500	89,950
Lyondell Chemical Co.	10,100	137,461
Millennium Chemicals, Inc.	4,200	56,448
PolyOne Corp.	9,200	92,920
PPG Industries, Inc.	6,200	335,544
Praxair, Inc.	7,600	357,732
Rohm & Haas Co.	7,600	272,916
Sigma Aldrich Corp.	3,300	150,513
Solutia, Inc.	5,600	77,336
Valspar Corp.	6,000	222,900
TOTAL CHEMICALS		3,596,579
COMMERCIAL SERVICES & SUPPLIES - 2.0%
Avery Dennison Corp.	5,000	257,050
Ecolab, Inc.	4,200	168,336
TOTAL COMMERCIAL SERVICES & SUPPLIES		425,386
CONSTRUCTION MATERIALS - 2.4%
Lafarge Corp.	3,426	125,871
Martin Marietta Materials, Inc.	4,200	165,900
Texas Industries, Inc.	1,600	66,432
Vulcan Materials Co.	3,300	158,433
TOTAL CONSTRUCTION MATERIALS		516,636

	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 4.5%
Aptargroup, Inc.	1,900	$ 68,001
Ball Corp.	1,517	79,870
Bemis Co., Inc.	3,500	153,160
Owens-Illinois, Inc. (a)	13,400	74,102
Packaging Corp. of America (a)	5,500	101,090
Pactiv Corp. (a)	5,700	90,516
Sealed Air Corp. (a)	1,400	56,252
Smurfit-Stone Container Corp. (a)	6,700	115,642
Sonoco Products Co.	4,300	111,628
Temple-Inland, Inc.	1,700	99,212
TOTAL CONTAINERS & PACKAGING		949,473
INDUSTRIAL CONGLOMERATES - 6.6%
Carlisle Companies, Inc.	1,700	60,095
Minnesota Mining & Manufacturing Co.	12,700	1,322,070
TOTAL INDUSTRIAL CONGLOMERATES		1,382,165
MARINE - 0.4%
Teekay Shipping Corp.	2,200	78,980
METALS & MINING - 26.9%
Agnico-Eagle Mines Ltd.	13,800	129,954
AK Steel Holding Corp.	7,700	100,254
Alcan, Inc.	41,900	1,525,577
Alcoa, Inc.	44,198	1,684,827
Allegheny Technologies, Inc.	4,700	86,950
Arch Coal, Inc.	2,600	47,320
Century Aluminum Co.	10,700	179,546
CONSOL Energy, Inc.	5,100	132,600
Franco Nevada Mining Corp. Ltd.	5,702	74,217
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	26,900	333,022
Goldcorp, Inc.	40,000	432,147
Massey Energy Corp.	4,300	84,495
Meridian Gold, Inc. (a)	7,000	67,905
Nucor Corp.	3,500	170,100
Phelps Dodge Corp.	7,700	303,380
Ryerson Tull, Inc.	7,600	96,748
Steel Dynamics, Inc. (a)	6,700	89,445
USX - U.S. Steel Group	5,100	101,439
TOTAL METALS & MINING		5,639,926
PAPER & FOREST PRODUCTS - 14.7%
Boise Cascade Corp.	2,487	91,273
Bowater, Inc.	1,900	90,136
Canfor Corp.	45,100	310,673
Georgia-Pacific Group	9,185	335,620
Georgia-Pacific Group - Timber Group	2,800	110,656
International Paper Co.	17,005	682,241
Louisiana-Pacific Corp.	10,600	112,572
Mead Corp.	3,500	116,340
Common Stocks - continued
	Shares	Value (Note 1)
PAPER & FOREST PRODUCTS - CONTINUED
Stora Enso Oyj sponsored ADR	5,643	$ 65,233
Westvaco Corp.	3,400	103,530
Weyerhaeuser Co.	15,600	885,300
Willamette Industries, Inc.	3,700	179,450
TOTAL PAPER & FOREST PRODUCTS		3,083,024
ROAD & RAIL - 8.1%
Burlington Northern Santa Fe Corp.	16,700	452,737
C.H. Robinson Worldwide, Inc.	3,200	99,488
CNF, Inc.	2,000	60,060
CSX Corp.	6,600	233,244
Norfolk Southern Corp.	13,500	251,370
Swift Transportation Co., Inc. (a)	2,000	43,180
Union Pacific Corp.	10,400	554,008
TOTAL ROAD & RAIL		1,694,087
TOTAL COMMON STOCKS (Cost $16,672,613)		19,448,789
Cash Equivalents - 8.8%

Fidelity Cash Central Fund, 3.64% (b)	1,497,145	1,497,145
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	338,000	338,000
TOTAL CASH EQUIVALENTS (Cost $1,835,145)		1,835,145
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $18,507,758)		21,283,934
NET OTHER ASSETS - (1.4)%		(288,651)
NET ASSETS - 100%		$ 20,995,283
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $37,017,991 and $46,008,653, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $355 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.1%
Canada	12.2
Others (individually less than 1%)	0.7
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $18,585,632. Net unrealized appreciation aggregated $2,698,302, of which $3,087,531 related to appreciated investment securities and $389,229 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $3,911,000 of which $840,000, $1,365,000 and $1,706,000 will expire on February 28, 2007, February 29, 2008 and February 28, 2009, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $117,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Industrial Materials Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $321,880) (cost $18,507,758) - See accompanying schedule		$ 21,283,934
Receivable for fund shares sold		211,812
Dividends receivable		56,482
Interest receivable		4,465
Redemption fees receivable		41
Other receivables		804
Total assets		21,557,538
Liabilities
Payable for investments purchased	$ 4,018
Payable for fund shares redeemed	183,576
Accrued management fee	11,464
Other payables and accrued expenses	25,197
Collateral on securities loaned, at value	338,000
Total liabilities		562,255
Net Assets		$ 20,995,283
Net Assets consist of:
Paid in capital		$ 24,016,951
Undistributed net investment income		108,452
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,906,257)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,776,137
Net Assets, for 891,220 shares outstanding		$ 20,995,283
Net Asset Value and redemption price per share ($20,995,283 ÷ 891,220 shares)		$23.56
Maximum offering price per share (100/97.00 of $23.56)		$24.29

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 295,807
Interest		67,394
Security lending		3,581
Total income		366,782
Expenses
Management fee	$ 102,417
Transfer agent fees	79,665
Accounting and security lending fees	30,560
Non-interested trustees' compensation	61
Custodian fees and expenses	21,214
Registration fees	20,382
Audit	6,942
Legal	72
Reports to shareholders	3,539
Miscellaneous	58
Total expenses before reductions	264,910
Expense reductions	(16,319)	248,591
Net investment income		118,191
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,437,356)
Foreign currency transactions	(1,002)	(1,438,358)
Change in net unrealized appreciation (depreciation) on:
Investment securities	603,173
Assets and liabilities in foreign currencies	(350)	602,823
Net gain (loss)		(835,535)
Net increase (decrease) in net assets resulting from operations		$ (717,344)
Other Information Sales charges paid to FDC		$ 39,113
Deferred sales charges withheld by FDC		$ 55
Exchange fees withheld by FSC		$ 4,335

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Industrial Materials Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 118,191	$ 163,077
Net realized gain (loss)	(1,438,358)	(1,340,394)
Change in net unrealized appreciation (depreciation)	602,823	4,530,382
Net increase (decrease) in net assets resulting from operations	(717,344)	3,353,065
Distributions to shareholders from net investment income	(66,900)	(126,299)
Share transactions Net proceeds from sales of shares	49,559,411	48,434,764
Reinvestment of distributions	64,146	119,094
Cost of shares redeemed	(59,629,390)	(40,780,473)
Net increase (decrease) in net assets resulting from share transactions	(10,005,833)	7,773,385
Redemption fees	63,955	94,529
Total increase (decrease) in net assets	(10,726,122)	11,094,680
Net Assets
Beginning of period	31,721,405	20,626,725
End of period (including undistributed net investment income of $108,452 and $57,161, respectively)	$ 20,995,283	$ 31,721,405
Other Information Shares
Sold	2,051,317	2,242,076
Issued in reinvestment of distributions	2,755	5,643
Redeemed	(2,535,550)	(1,925,183)
Net increase (decrease)	(481,478)	322,536

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 23.11	$ 19.64	$ 20.32	$ 25.00	$ 27.66	$ 26.07
Income from Investment Operations
Net investment income (loss) E	.08	.16	.05	(.12)	(.11)	.06
Net realized and unrealized gain (loss)	.39 H	3.33	(.89)	(4.60)	1.43	3.12
Total from investment operations	.47	3.49	(.84)	(4.72)	1.32	3.18
Less Distributions
From net investment income	(.06)	(.11)	(.03)	-	(.03)	(.06)
From net realized gain	-	-	-	-	(4.00)	(1.57)
Total distributions	(.06)	(.11)	(.03)	-	(4.03)	(1.63)
Redemption fees added to paid in capital	.04	.09	.19	.04	.05	.04
Net asset value, end of period	$ 23.56	$ 23.11	$ 19.64	$ 20.32	$ 25.00	$ 27.66
Total Return B, C, D	2.21%	18.28%	(3.22)%	(18.72)%	6.59%	12.69%
Ratios to Average Net Assets
Expenses before expense reductions	1.47% A	1.80%	1.92%	2.07%	1.98%	1.54%
Expenses net of voluntary waivers, if any	1.47% A	1.80%	1.92%	2.07%	1.98%	1.54%
Expenses net of all reductions	1.37% A, F	1.78% F	1.89% F	2.04% F	1.94% F	1.51% F
Net investment income (loss)	.65% A	.75%	.21%	(.52)%	(.42)%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,995	$ 31,721	$ 20,627	$ 11,162	$ 22,582	$ 66,462
Portfolio turnover rate	234% A	141%	257%	82%	118%	105%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Paper and Forest Products Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	14.47%	26.99%	59.06%	204.70%
Select Paper and Forest Products (load adj.)	11.03%	23.18%	54.29%	195.56%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Cyclical Industries	-3.93%	-1.50%	43.58%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Paper and Forest Products	26.99%	9.73%	11.79%
Select Paper and Forest Products (load adj.)	23.18%	9.06%	11.45%
S&P 500	-24.39%	13.33%	13.46%
GS Cyclical Industries	-1.50%	7.50%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Paper and Forest Products Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $29,556 - a 195.56% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Westvaco Corp.	9.0
Georgia-Pacific Group	8.7
Smurfit-Stone Container Corp.	7.4
International Paper Co.	7.3
Bowater, Inc.	5.6
Mead Corp.	4.6
Boise Cascade Corp.	4.3
Abitibi-Consolidated, Inc.	4.2
Mercer International, Inc. (SBI)	4.0
Weyerhaeuser Co.	3.9
59.0
Top Industries as of August 31, 2001
% of fund's net assets
Paper & Forest Products	68.2%
Containers & Packaging	15.9%
Household Durables	2.5%
Household Products	0.2%
Metals & Mining	0.2%
All Others *	13.0%

* Includes short-term investments and net other assets.

Semiannual Report

Paper and Forest Products Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Adam Segel, Portfolio Manager of Fidelity Select Paper and Forest Products Portfolio

Q. How did the fund perform, Adam?

A. It performed very well. For the six-month period that ended August 31, 2001, the fund returned 14.47%. By comparison, the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - fell 3.93%. The fund also compares its performance to the Standard & Poor's 500 Index, which dropped 7.97% during the same time period. For the 12 months that ended August 31, 2001, the fund returned 26.99%, outperforming the Goldman Sachs and S&P 500 indexes, which were down 1.50% and 24.39%, respectively.

Q. How did the fund achieve such strong performance in this difficult environment?

A. Although the economy continued to slow and the market weakened during the period, paper companies became increasingly attractive to investors due to low valuations and positive industry themes. First, the industry had a positive supply story, with producers taking heavy downtime and permanently shutting higher-cost capacity in efforts to help reduce price volatility. Next, consolidation continued at a very strong pace within the industry, enabling companies to cut costs, increase market share and operate much more efficiently. Producers also improved their financial discipline, lowering capital expenditures. Finally, the economic backdrop helped generate optimism about a potential recovery, stimulated by aggressive credit easing by the Federal Reserve Board.

Q. Why did the fund outperform its benchmarks by such a wide margin?

A. The fund invests in a much narrower range of stocks than the Goldman Sachs index and, relative to many cyclical industries in the index, the environment for paper and forest product companies was much more positive, primarily because of the favorable conditions I mentioned. As a result, this group performed much better than most other cyclical stocks. The S&P index, which invests in an even broader range of stocks than the Goldman Sachs index - including large-cap technology stocks - had much higher exposure to the economic slowdown, hurting its performance to an even greater degree.

Q. What was your strategy during the period?

A. I searched for companies with low valuations that participated in some of the improving structural changes in the industry. I also focused on companies undergoing internal changes that could better position them for higher returns in the long term.

Q. Which stocks helped the fund's performance?

A. Top holding Westvaco, a diversified packaging and paper producer, benefited from a low valuation, a healthy dividend yield and a potential value-added merger with one of its competitors. Georgia-Pacific, the fund's No. 2 holding, performed well. The company was attractively priced and made good progress in improving its balance sheet during the period. Smurfit-Stone Container, another top holding, was pulled up along with the rest of the industry by the favorable environment and its cheap stock price.

Q. Which holdings hurt the fund's performance?

A. Although most of the fund's holdings contributed to its strong return, there were some with very moderate negative performance. Bowater, one of the fund's larger holdings, was hurt by very weak demand for newsprint. Gaylord Container was burdened by a very high debt load, and investors were concerned that it would not be able to survive another economic downturn. I sold this stock from the portfolio. Willamette's stock price was hindered by uncertainties about a hostile takeover attempt by competitor Weyerhaeuser.

Q. What's your outlook, Adam?

A. The recent tragic events around the country may have increased the chances of a recession, if we're not already in one. This could negatively affect the demand for paper, which often correlates with economic growth. I am encouraged by positive industry themes such as a benign supply outlook, consolidation, improved capital discipline and continued economic stimulus from the Fed. I'm cautiously optimistic that the paper group could perform well as valuations become more favorable and the potential grows for an eventual economic recovery resulting from aggressive interest-rate easing by the Fed.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Note to shareholders: Vincent Rivers became portfolio manager of Fidelity Select Paper and Forest Products Portfolio, effective October 9, 2001.

Fund Facts

Start date: June 30, 1986

Fund number: 506

Trading symbol: FSPFX

Size: as of August 31, 2001, more than
$43 million

Manager: Adam Segel, since 2000; analyst, cellular and wireless industries; furniture and appliance industries, since 1997; joined Fidelity in 1997

Semiannual Report

Paper and Forest Products Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 87.1%
	Shares	Value (Note 1)
CONTAINERS & PACKAGING - 15.9%
Bemis Co., Inc.	100	$ 4,376
Caraustar Industries, Inc.	104,829	1,084,980
Chesapeake Corp.	4,305	119,249
Jefferson Smurfit Group PLC	700	1,557
Jefferson Smurfit Group PLC sponsored ADR	31,300	699,555
Longview Fibre Co.	1,700	21,267
Packaging Corp. of America (a)	600	11,028
Rock-Tenn Co. Class A	7,000	92,750
Sealed Air Corp. (a)	100	4,018
Smurfit-Stone Container Corp. (a)	185,600	3,203,456
Sonoco Products Co.	800	20,768
Temple-Inland, Inc.	27,177	1,586,050
TOTAL CONTAINERS & PACKAGING		6,849,054
HOUSEHOLD DURABLES - 2.5%
A.T. Cross & Co. Class A (a)	137,589	1,066,315
HOUSEHOLD PRODUCTS - 0.2%
Kimberly-Clark Corp.	1,592	98,784
MEDIA - 0.1%
Belo Corp. Series A	1,100	20,064
McGraw-Hill Companies, Inc.	400	23,700
TOTAL MEDIA		43,764
METALS & MINING - 0.2%
Noranda, Inc.	5,700	59,743
PAPER & FOREST PRODUCTS - 68.2%
Abitibi-Consolidated, Inc.	228,353	1,798,368
Aracruz Celulose SA sponsored ADR	34,500	591,675
Boise Cascade Corp.	50,760	1,862,892
Bowater, Inc.	51,366	2,436,803
Buckeye Technologies, Inc. (a)	40,300	461,435
Canfor Corp.	9,200	63,375
Cascades, Inc.	25,600	134,572
Domtar, Inc.	15,150	141,201
Georgia-Pacific Group	103,059	3,765,776
Georgia-Pacific Group - Timber Group	53	2,095
International Paper Co.	79,074	3,172,449
Louisiana-Pacific Corp.	96,982	1,029,949
M-real Oyj (B Shares)	10,500	67,853
Mead Corp.	59,511	1,978,146
Mercer International, Inc. (SBI) (a)	193,313	1,708,887
Nexfor, Inc.	8,000	40,351
Norske Skog Canada Ltd. Class A	2,300	10,014
Norske Skogindustrier AS (A Shares)	2,900	50,029
P.H. Glatfelter Co.	6,200	98,828
Plum Creek Timber Co., Inc.	150	4,430
Pope & Talbot, Inc.	23,500	301,035
Potlatch Corp.	25,400	838,200
Sappi Ltd. sponsored ADR	57,000	590,520

	Shares	Value (Note 1)
Sino-Forest Corp. Class A (sub. vtg.) (a)	274,400	$ 212,384
Slocan Forest Products Ltd.	5,400	38,487
Stora Enso Oyj (R Shares)	23	269
Svenska Cellulosa AB (SCA) (B Shares)	1,000	23,255
Taiga Forest Products Ltd.	15,300	98,684
Tembec, Inc. (a)	110,300	847,312
UPM-Kymmene Corp. sponsored ADR	1,200	39,540
Votorantim Celulose e Papel SA (PN)	3,436,100	97,227
Wausau-Mosinee Paper Corp.	54,200	680,752
West Fraser Timber Co. Ltd.	900	21,043
Westvaco Corp.	126,969	3,866,201
Weyerhaeuser Co.	29,518	1,675,147
Willamette Industries, Inc.	14,300	693,550
TOTAL PAPER & FOREST PRODUCTS		29,442,734
TOTAL COMMON STOCKS (Cost $34,619,922)		37,560,394
Cash Equivalents - 17.6%

Fidelity Cash Central Fund, 3.64% (b)	7,109,932	7,109,932
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	495,000	495,000
TOTAL CASH EQUIVALENTS (Cost $7,604,932)		7,604,932
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $42,224,854)		45,165,326
NET OTHER ASSETS - (4.7)%		(2,018,242)
NET ASSETS - 100%		$ 43,147,084
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $33,609,935 and $11,959,530, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,418 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.9%
Canada	8.0
Ireland	1.6
Brazil	1.6
South Africa	1.4
Others (individually less than 1%)	0.5
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $42,495,492. Net unrealized appreciation aggregated $2,669,834, of which $3,148,994 related to appreciated investment securities and $479,160 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $3,019,000 of which $1,443,000 and $1,576,000 will expire on February 28, 2007 and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $163,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Paper and Forest Products Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $498,600) (cost $42,224,854) - See accompanying schedule		$ 45,165,326
Foreign currency held at value (cost $101,011)		101,011
Receivable for investments sold		406,265
Receivable for fund shares sold		2,443,553
Dividends receivable		33,211
Interest receivable		9,002
Redemption fees receivable		177
Other receivables		88
Total assets		48,158,633
Liabilities
Payable to custodian bank	$ 21,872
Payable for investments purchased	4,254,183
Payable for fund shares redeemed	205,487
Accrued management fee	12,032
Other payables and accrued expenses	22,975
Collateral on securities loaned, at value	495,000
Total liabilities		5,011,549
Net Assets		$ 43,147,084
Net Assets consist of:
Paid in capital		$ 43,451,581
Undistributed net investment income		45,376
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,283,290)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,933,417
Net Assets, for 1,510,343 shares outstanding		$ 43,147,084
Net Asset Value and redemption price per share ($43,147,084 ÷ 1,510,343 shares)		$28.57
Maximum offering price per share (100/97.00 of $28.57)		$29.45

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 173,327
Interest		29,817
Security lending		1,921
Total income		205,065
Expenses
Management fee	$ 51,881
Transfer agent fees	50,861
Accounting and security lending fees	30,428
Non-interested trustees' compensation	30
Custodian fees and expenses	14,917
Registration fees	17,082
Audit	6,312
Legal	46
Reports to shareholders	3,319
Miscellaneous	104
Total expenses before reductions	174,980
Expense reductions	(17,245)	157,735
Net investment income		47,330
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	207,664
Foreign currency transactions	1,804	209,468
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,692,240
Assets and liabilities in foreign currencies	(7,053)	1,685,187
Net gain (loss)		1,894,655
Net increase (decrease) in net assets resulting from operations		$ 1,941,985
Other Information Sales charges paid to FDC		$ 25,936
Deferred sales charges withheld by FDC		$ 90
Exchange fees withheld by FSC		$ 578

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Paper and Forest Products Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 47,330	$ 131,471
Net realized gain (loss)	209,468	(272,890)
Change in net unrealized appreciation (depreciation)	1,685,187	1,559,218
Net increase (decrease) in net assets resulting from operations	1,941,985	1,417,799
Distributions to shareholders from net investment income	(22,681)	(112,827)
Share transactions Net proceeds from sales of shares	41,712,859	49,802,781
Reinvestment of distributions	21,714	107,680
Cost of shares redeemed	(15,787,791)	(48,471,016)
Net increase (decrease) in net assets resulting from share transactions	25,946,782	1,439,445
Redemption fees	28,897	95,887
Total increase (decrease) in net assets	27,894,983	2,840,304
Net Assets
Beginning of period	15,252,101	12,411,797
End of period (including undistributed net investment income of $45,376 and $20,727, respectively)	$ 43,147,084	$ 15,252,101
Other Information Shares
Sold	1,515,832	2,090,796
Issued in reinvestment of distributions	887	4,538
Redeemed	(616,545)	(2,045,060)
Net increase (decrease)	900,174	50,274

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 25.00	$ 22.17	$ 18.45	$ 22.66	$ 21.63	$ 20.78
Income from Investment Operations
Net investment income (loss) E	.07	.20	.20	(.03)	(.12)	.01
Net realized and unrealized gain (loss)	3.50	2.64	3.26	(3.87)	3.13	2.08
Total from investment operations	3.57	2.84	3.46	(3.90)	3.01	2.09
Less Distributions
From net investment income	(.04)	(.15)	-	-	-	(.03)
In excess of net investment income	-	-	-	-	(.04)	(.07)
From net realized gain	-	-	-	-	(2.07)	(1.25)
In excess of net realized gain	-	-	-	(.44)	-	-
Total distributions	(.04)	(.15)	-	(.44)	(2.11)	(1.35)
Redemption fees added to paid in capital	.04	.14	.26	.13	.13	.11
Net asset value, end of period	$ 28.57	$ 25.00	$ 22.17	$ 18.45	$ 22.66	$ 21.63
Total Return B, C, D	14.47%	13.48%	20.16%	(17.01)%	15.53%	10.87%
Ratios to Average Net Assets
Expenses before expense reductions	1.88% A	2.10%	1.89%	2.30%	2.18%	2.19%
Expenses net of voluntary waivers, if any	1.88% A	2.10%	1.89%	2.30%	2.18%	2.19%
Expenses net of all reductions	1.69% A, F	2.03% F	1.74% F	2.21% F	2.15% F	2.16% F
Net investment income (loss)	.51% A	.86%	.85%	(.13)%	(.50)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,147	$ 15,252	$ 12,412	$ 10,247	$ 31,384	$ 19,484
Portfolio turnover rate	126% A	318%	383%	338%	235%	180%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the one time sales charge. ENet investment income (loss) per share has been calculated based on average shares outstanding during the period. FFMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. GFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Transportation Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Transportation	1.71%	18.81%	115.40%	377.21%
Select Transportation (load adj.)	-1.34%	15.24%	108.94%	362.90%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Cyclical Industries	-3.93%	-1.50%	43.58%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Cyclical Industries Index - a market capitalization-weighted index of 234 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include providers of consumer and commercial goods and services where performance is influenced by the cyclicality of economy, such as: manufacturers of automobiles and companies involved with construction of residential and commercial properties, producers of chemicals, electrical equipment and components, and providers of environmental services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Transportation	18.81%	16.59%	16.92%
Select Transportation (load adj.)	15.24%	15.88%	16.56%
S&P 500	-24.39%	13.33%	13.46%
GS Cyclical Industries	-1.50%	7.50%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Transportation Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $46,290 - a 362.90% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Union Pacific Corp.	7.9
Canadian National Railway Co.	7.6
CSX Corp.	6.0
Burlington Northern Santa Fe Corp.	5.9
United Parcel Service, Inc. Class B	5.7
AMR Corp.	4.9
Canadian Pacific Ltd.	4.5
Delta Air Lines, Inc.	4.2
Eaton Corp.	3.8
Sabre Holdings Corp. Class A	3.2
53.7
Top Industries as of August 31, 2001
% of fund's net assets
Road & Rail	47.9%
Airlines	20.8%
Air Freight & Couriers	12.8%
Machinery	6.6%
Commercial Services & Supplies	3.4%
All Others *	8.5%

* Includes short-term investments and net other assets.

Semiannual Report

Transportation Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Ian Gutterman, Portfolio Manager of Fidelity Select Transportation Portfolio

Q. How did the fund perform, Ian?

A. For the six-month period that ended August 31, 2001, the fund returned 1.71%. In comparison, the Goldman Sachs Cyclical Industries Index - an index of 234 stocks designed to measure the performance of companies in the cyclical industries sector - fell 3.93%. During the same period, the Standard & Poor's 500 Index returned -7.97%. For the 12-month period that ended August 31, 2001, the fund returned 18.81%, outperforming the Goldman Sachs index and the S&P 500 index, which returned -1.50% and -24.39%, respectively.

Q. What factors helped the fund outperform the Goldman Sachs index and the S&P 500 index during the past six months?

A. Transportation stocks had been punished more severely than other cyclical industries for an extended length of time prior to the sector's strong rally, one that began in mid-2000 and coincided with a correction in the information technology sector. During the past six months, we had a weak market environment overall, and investors looked more favorably on those companies whose earnings held up relatively well given the slowing economy. In this environment, the earnings of transportation stocks generally didn't suffer as badly as the broader market and, given their lower valuations relative to other cyclical industries going into the period, the stocks outperformed. In particular, railroad and trucking freight industries were among the top-performing cyclical industries because of their low valuations, pricing power and earnings growth.

Q. Were cheap valuations why road and railroad freight stocks made up the largest portion of the fund?

A. Absolutely. There just weren't many areas of the overall market that rallied the way railroad and trucking stocks did, while remaining undervalued. Further, while the difficult economic environment weakened the fundamentals of these stocks, I felt they were likely to benefit from any signs of economic recovery.

Q. Did you make any adjustments to your strategy since you addressed shareholders six months ago?

A. I did a couple of things. First, I steered the fund's exposure in the trucking freight industry a little more away from higher-quality, blue-chip stocks, such as Swift Transportation, and added exposure to trucking stocks with more attractive valuations, such as selected stocks in the national less-than-truckload group - trucking of multiple shipments combined into a single truck for multiple deliveries within a network. Additionally, I increased the fund's exposure to major airline stocks, such as AMR, Northwest and Delta, because valuations had dropped to inexpensive levels after it became clear that sustained economic weakness was reducing demand for business and consumer airline travel. I also continued to own selected regional airlines, such as Atlantic Coast and SkyWest, but I believed the potential for greater price appreciation was in the major airlines, given their reduced valuations.

Q. What stocks stood out as top performers? Which disappointed?

A. Canadian National Railway, the fund's top contributor, benefited from strong earnings growth due to its operating efficiency. Two other railroad stocks, CSX and Norfolk Southern, performed well as investors grew less concerned about merger integration issues. All three of these railroad stocks also benefited from improved pricing power for the first time in roughly 20 years, which translated into stronger earnings. On the down side, Burlington Northern Santa Fe, the fund's biggest disappointment, missed Wall Street's second-quarter earnings target by a penny and its shares suffered. Investors punished diverse freight carrier CNF after it failed to meet investors' expectations for shedding its less-attractive Emery Worldwide air carrier unit. CNF shares were further pressured after the Federal Aviation Administration suspended the company's operations for maintenance issues.

Q. What's your outlook for transportation stocks?

A. In light of the tragic events that occurred in New York City, at the Pentagon and in Pennsylvania on September 11 after the end of the period, I will be readdressing the fund's exposure to all of the transportation industries. At this time, it's too soon to accurately assess the long-term impact these unfortunate events will have on the various transportation industries, but it's clear that airline stocks could experience a period of pressure, at least in the short term. Going forward, it looks like the direction of the economy is uncertain. As such, there is a real possibility of lower corporate earnings in coming quarters. Therefore, I will be re-examining the valuations of the fund's stocks to identify the companies with the best potential.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: September 29, 1986

Fund number: 512

Trading symbol: FSRFX

Size: as of August 31, 2001, more than $47 million

Manager: Ian Gutterman, since 2000; manager, Fidelity Select Insurance Portfolio, since July 2001; Fidelity Select Environmental Services Portfolio, 1999-2001; joined Fidelity in 1999

Semiannual Report

Transportation Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.4%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.3%
Bombardier, Inc.:
Class A	25,400	$ 330,606
Class B (sub. vtg.)	95,000	1,225,490
TOTAL AEROSPACE & DEFENSE		1,556,096
AIR FREIGHT & COURIERS - 12.8%
Expeditors International of Washington, Inc.	24,330	1,237,424
FedEx Corp. (a)	34,905	1,469,501
Forward Air Corp. (a)	1,400	39,186
United Parcel Service, Inc. Class B	49,600	2,739,408
UTI Worldwide, Inc.	37,000	632,700
TOTAL AIR FREIGHT & COURIERS		6,118,219
AIRLINES - 20.8%
AirTran Holdings, Inc. (a)	40,700	265,771
AMR Corp. (a)	73,600	2,354,464
Atlantic Coast Airlines Holdings, Inc. (a)	600	15,180
Continental Airlines, Inc. Class B (a)	26,700	1,164,654
Delta Air Lines, Inc.	51,300	1,980,180
Frontier Airlines, Inc. (a)	650	8,112
Japan Airlines Co. Ltd. (a)	3,000	8,866
Mesa Air Group, Inc. (a)	600	8,832
Northwest Airlines Corp. (a)	68,800	1,450,304
Ryanair Holdings PLC sponsored ADR (a)	1,500	75,825
SkyWest, Inc.	4,300	136,912
Southwest Airlines Co.	61,887	1,107,158
U.S. Airways Group, Inc. (a)	1,700	21,590
UAL Corp.	40,000	1,307,200
TOTAL AIRLINES		9,905,048
AUTO COMPONENTS - 0.1%
Michelin SA (Compagnie Generale des Etablissements) Series B	1,900	59,659
AUTOMOBILES - 0.2%
Toyota Motor Corp.	3,200	97,760
COMMERCIAL SERVICES & SUPPLIES - 3.4%
Banta Corp.	2,200	65,978
Sabre Holdings Corp. Class A (a)	36,480	1,538,726
TOTAL COMMERCIAL SERVICES & SUPPLIES		1,604,704
INTERNET SOFTWARE & SERVICES - 0.1%
Travelocity.com, Inc. (a)	2,700	64,584
MACHINERY - 6.6%
Cummins, Inc.	400	15,100
Eaton Corp.	25,300	1,819,829
Navistar International Corp. (a)	29,100	997,257

	Shares	Value (Note 1)
Oshkosh Truck Co.	8,000	$ 298,000
PACCAR, Inc.	300	16,590
TOTAL MACHINERY		3,146,776
ROAD & RAIL - 47.9%
Arkansas Best Corp. (a)	1,800	47,826
Burlington Northern Santa Fe Corp.	104,200	2,824,862
C.H. Robinson Worldwide, Inc.	18,400	572,056
Canadian National Railway Co.	83,900	3,646,814
Canadian Pacific Ltd.	58,900	2,133,149
CNF, Inc.	31,400	942,942
Covenant Transport, Inc. Class A (a)	5,700	86,070
CSX Corp.	80,300	2,837,802
GATX Corp.	800	31,408
Genesee & Wyoming, Inc. Class A (a)	32,700	833,850
Heartland Express, Inc. (a)	10,250	277,775
J.B. Hunt Transport Services, Inc. (a)	1,300	30,173
Kansas City Southern Industries, Inc. (a)	16,850	219,050
Knight Transportation, Inc. (a)	3,150	69,363
Landstar System, Inc. (a)	11,200	831,824
Norfolk Southern Corp.	68,700	1,279,194
Ryder System, Inc.	21,900	494,721
Swift Transportation Co., Inc. (a)	60,141	1,298,444
Tibbett & Britten Group PLC	1,200	12,652
Union Pacific Corp.	70,600	3,760,864
USFreightways Corp.	6,600	240,240
Werner Enterprises, Inc.	2,400	53,760
Yellow Corp. (a)	12,100	321,981
TOTAL ROAD & RAIL		22,846,820
SPECIALTY RETAIL - 0.2%
Lithia Motors, Inc. Class A (a)	3,900	65,520
TOTAL COMMON STOCKS (Cost $41,978,080)		45,465,186
Cash Equivalents - 5.2%

Fidelity Cash Central Fund, 3.64% (b) (Cost $2,484,877)	2,484,877	2,484,877
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $44,462,957)		47,950,063
NET OTHER ASSETS - (0.6)%		(271,338)
NET ASSETS - 100%		$ 47,678,725
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $36,230,669 and $44,360,564, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,550 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	82.8%
Canada	15.4
British Virgin Islands	1.3
Others (individually less than 1%)	0.5
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $44,767,786. Net unrealized appreciation aggregated $3,182,277, of which $5,157,827 related to appreciated investment securities and $1,975,550 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Transportation Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $44,462,957) - See accompanying schedule		$ 47,950,063
Receivable for investments sold		962,104
Receivable for fund shares sold		332,053
Dividends receivable		40,662
Interest receivable		10,794
Redemption fees receivable		42
Other receivables		387
Total assets		49,296,105
Liabilities
Payable for investments purchased	$ 27,494
Payable for fund shares redeemed	1,532,947
Accrued management fee	25,156
Other payables and accrued expenses	31,783
Total liabilities		1,617,380
Net Assets		$ 47,678,725
Net Assets consist of:
Paid in capital		$ 44,607,830
Accumulated net investment loss		(3,368)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(412,889)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,487,152
Net Assets, for 1,618,424 shares outstanding		$ 47,678,725
Net Asset Value and redemption price per share ($47,678,725 ÷ 1,618,424 shares)		$29.46
Maximum offering price per share (100/97.00 of $29.46)		$30.37

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 248,319
Interest		85,879
Security lending		2,292
Total income		336,490
Expenses
Management fee	$ 145,240
Transfer agent fees	125,432
Accounting and security lending fees	30,478
Non-interested trustees' compensation	84
Custodian fees and expenses	11,355
Registration fees	29,498
Audit	7,365
Legal	78
Reports to shareholders	3,649
Miscellaneous	71
Total expenses before reductions	353,250
Expense reductions	(13,392)	339,858
Net investment income (loss)		(3,368)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(112,319)
Foreign currency transactions	(3,428)	(115,747)
Change in net unrealized appreciation (depreciation) on:
Investment securities	503,012
Assets and liabilities in foreign currencies	46	503,058
Net gain (loss)		387,311
Net increase (decrease) in net assets resulting from operations		$ 383,943
Other Information Sales charges paid to FDC		$ 164,161
Deferred sales charges withheld by FDC		$ 107
Exchange fees withheld by FSC		$ 4,875

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Transportation Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (3,368)	$ (43,237)
Net realized gain (loss)	(115,747)	339,226
Change in net unrealized appreciation (depreciation)	503,058	4,215,743
Net increase (decrease) in net assets resulting from operations	383,943	4,511,732
Distributions to shareholders from net realized gains	(338,141)	(192,271)
Share transactions Net proceeds from sales of shares	75,428,594	70,672,508
Reinvestment of distributions	323,599	177,515
Cost of shares redeemed	(85,755,015)	(27,871,482)
Net increase (decrease) in net assets resulting from share transactions	(10,002,822)	42,978,541
Redemption fees	63,936	72,288
Total increase (decrease) in net assets	(9,893,084)	47,370,290
Net Assets
Beginning of period	57,571,809	10,201,519
End of period (including accumulated net investment loss of $3,368 and $0, respectively)	$ 47,678,725	$ 57,571,809
Other Information Shares
Sold	2,548,262	2,553,399
Issued in reinvestment of distributions	11,418	7,228
Redeemed	(2,912,581)	(1,075,934)
Net increase (decrease)	(352,901)	1,484,693

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 29.20	$ 20.96	$ 25.04	$ 28.34	$ 22.23	$ 21.92
Income from Investment Operations
Net investment income (loss) E	(.00)	(.06)	(.14)	(.18)	(.02)	(.13)
Net realized and unrealized gain (loss)	.45	8.50	.93	(.58)	8.85	1.06
Total from investment operations	.45	8.44	.79	(.76)	8.83	.93
Less Distributions
From net realized gain	(.23)	(.31)	(4.97)	(2.64)	(2.80)	(.71)
Redemption fees added to paid in capital	.04	.11	.10	.10	.08	.09
Net asset value, end of period	$ 29.46	$ 29.20	$ 20.96	$ 25.04	$ 28.34	$ 22.23
Total Return B, C, D	1.71%	41.09%	2.15%	(1.73)%	41.15%	4.67%
Ratios to Average Net Assets
Expenses before expense reductions	1.37% A	1.87%	1.77%	1.96%	1.58%	2.70%
Expenses net of voluntary waivers, if any	1.37% A	1.87%	1.77%	1.96%	1.58%	2.50%
Expenses net of all reductions	1.32% A, F	1.84% F	1.71% F	1.90% F	1.54% F	2.48% F
Net investment income (loss)	(.01)% A	(.25)%	(.54)%	(.68)%	(.06)%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 47,679	$ 57,572	$ 10,202	$ 19,855	$ 64,282	$ 8,890
Portfolio turnover rate	149% A	137%	318%	182%	210%	148%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Cyclicals Sector

Banking Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Banking	-0.29%	9.59%	102.80%	519.74%
Select Banking (load adj.)	-3.28%	6.31%	96.71%	501.15%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Financial Services	-1.00%	0.55%	131.71%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Banking	9.59%	15.19%	20.01%
Select Banking (load adj.)	6.31%	14.49%	19.65%
S&P 500	-24.39%	13.33%	13.46%
GS Financial Services	0.55%	18.30%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Banking Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $60,115 - a 501.15% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
PNC Financial Services Group, Inc.	5.5
FleetBoston Financial Corp.	5.3
Bank One Corp.	5.3
Wells Fargo & Co.	5.2
Bank of America Corp.	5.1
Fifth Third Bancorp	5.0
U.S. Bancorp, Delaware	4.9
Citigroup, Inc.	4.2
SunTrust Banks, Inc.	4.1
Mellon Financial Corp.	4.1
48.7
Top Industries as of August 31, 2001
% of fund's net assets
Banks	84.1%
Diversified Financials	9.1%
All Others *	6.8%

* Includes short-term investments and net other assets.

Semiannual Report

Banking Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Sam Peters, Portfolio Manager of Fidelity Select Banking Portfolio

Q. How did the fund perform, Sam?

A. For the six-month period that ended August 31, 2001, the fund declined 0.29%. The Goldman Sachs Financial Services Index - an index of 225 stocks designed to measure the performance of companies in the financial services sector - lost 1.00% for the same period, while the Standard & Poor's 500 Index dropped 7.97%. For the 12 months that ended August 31, 2001, the fund gained 9.59%, while the Goldman Sachs index returned 0.55% and the S&P 500 lost 24.39%.

Q. What helped the fund outperform both of its benchmarks?

A. The fund's focus on traditional bank stocks was the key contributor to performance. The Federal Reserve Board's aggressive easing of interest rates during the period helped bank stocks, particularly those relying on spread revenues - or loan activity - since the cost to borrow money was lower and resulted in more profitable loan portfolios. Those stocks held up much better than many of the other components within the Goldman Sachs index, leading to the fund's outperformance. The S&P 500 index was hurt by the widespread slowdown in the economy, particularly among technology stocks.

Q. What was your focus during the past six months?

A. My focus was three-pronged: valuation, interest-rate sensitivity and balance sheet quality. In terms of valuation, I looked for low-priced stocks that had the potential to profit in a falling interest-rate environment, which would result in increased valuations for the stocks. Second, I focused on liability-sensitive banks - where the rates at which they borrow money adjust to lower interest rates more quickly than the rates at which they lend money - that were most likely to beat earnings estimates and were reasonably valued. Finally, in terms of balance sheet quality, I looked for banks that had superior credit portfolios or the capital strength to absorb higher credit costs. Incidentally, lower rates helped larger banks with deteriorating credit since lower rates improved secondary loan market liquidity, allowing banks to sell troubled loans and actively manage their risk profile. This helped fund performance since I had a larger capitalization bias during the period.

Q. Which stocks contributed to the fund's outperformance?

A. Bank of America and First Union were strong contributors. I bought them at very reasonable valuations in late 2000 and the stocks benefited from lower short-term interest rates. Fifth Third Bancorp, although expensive in terms of traditional metrics, continued to build intrinsic value well in excess of the banking average. Although its value dipped temporarily on concerns over its Old Kent acquisition, the acquisition appeared to be going better than expected, and that boosted stock performance. SouthTrust rose in value as a result of its liability-sensitive balance sheet, which improved its lending margins dramatically.

Q. Let's talk about detractors from performance. What can you tell us about them?

A. Bank of New York and Mellon Financial, which are large trust and custody banks, were both hurt by the impact of weak capital markets on their securities processing operations. Their valuations were stretched at the end of last year and compressed accordingly as business slowed during the six-month period. Mellon's difficulties were further exacerbated by the divestiture of its banking operations, which proved to dilute earnings more than expected. Also hurting performance were FleetBoston Financial and J.P. Morgan. These stocks suffered due to capital market weakness, highlighted by write-offs in their venture capital businesses and slowing revenues in their brokerage and investment banking areas. I've continued to hold these stocks because their valuations reflected much of the market-induced weakness in fundamentals, and I thought the stocks' performance would improve when the economy turns upward.

Q. What's your outlook, Sam?

A. I remain cautious. I'm concerned that the economy will continue to slow over the next few months. The past six months marked a period where conservative valuation-oriented strategies were rewarded. I believe that I have positioned the fund conservatively and I don't expect to make any dramatic changes going forward. I will continue to emphasize reasonably valued banks that have solid balance sheets and manageable credit portfolios. The combination of stock buybacks and the eventual abatement of credit deterioration at these banks should drive earnings growth as the economy improves, with lower risk of business distress if the slowdown deepens dramatically.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 30, 1986

Fund number: 507

Trading symbol: FSRBX

Size: as of August 31, 2001, more than $469 million

Manager: Samuel Peters, since 2000; analyst, retail and office furniture industries, since 1998; joined Fidelity in 1998

Semiannual Report

Banking Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.2%
	Shares	Value (Note 1)
BANKS - 84.1%
AmSouth Bancorp.	200,000	$ 3,804,000
Associated Banc-Corp.	50,000	1,695,500
Bank of America Corp.	391,606	24,083,769
Bank of New York Co., Inc.	400,996	15,919,541
Bank One Corp.	720,026	24,977,702
Banknorth Group, Inc.	150,000	3,300,000
BB&T Corp.	274,842	10,108,689
City National Corp.	45,000	2,094,300
Comerica, Inc.	246,000	14,698,500
Commerce Bancorp, Inc., New Jersey	90,761	6,130,906
Commerce Bancshares, Inc.	90,850	3,669,432
Compass Bancshares, Inc.	140,000	3,731,000
Fifth Third Bancorp	400,280	23,336,324
First Commonwealth Financial Corp.	60,000	768,000
First Union Corp.	479,236	16,495,303
First Virginia Banks, Inc.	60,000	2,757,000
FleetBoston Financial Corp.	678,954	25,005,876
Fulton Financial Corp.	121,250	2,620,213
Hibernia Corp. Class A	142,251	2,459,520
Huntington Bancshares, Inc.	271,870	4,942,597
Investors Financial Services Corp.	30,000	1,921,500
KeyCorp	394,000	9,889,400
M&T Bank Corp.	90,000	6,538,500
Marshall & Ilsley Corp.	50,000	2,781,000
Mellon Financial Corp.	540,000	19,035,000
Mercantile Bankshares Corp.	102,951	4,195,253
National City Corp.	394,758	12,186,179
National Commerce Financial Corp.	125,000	3,170,000
North Fork Bancorp, Inc.	180,000	5,364,000
Northern Trust Corp.	196,000	11,113,200
Pacific Century Financial Corp.	78,300	2,045,196
PNC Financial Services Group, Inc.	387,500	25,803,624
Popular, Inc.	78,800	2,541,300
Provident Financial Group, Inc.	40,000	1,234,000
SouthTrust Corp.	281,590	6,859,532
Southwest Bancorp of Texas, Inc. (a)	50,000	1,602,000
SunTrust Banks, Inc.	280,747	19,175,020
Synovus Financial Corp.	120,400	3,708,320
TCF Financial Corp.	10,000	454,000
U.S. Bancorp, Delaware	955,100	23,151,624
Union Planters Corp.	150,000	6,675,000
Wachovia Corp.	60,200	4,192,930
Wells Fargo & Co.	529,100	24,343,891
Zions Bancorp	70,000	4,008,200
TOTAL BANKS		394,586,841
DIVERSIFIED FINANCIALS - 9.1%
Charles Schwab Corp.	100,000	1,246,000
Citigroup, Inc.	430,000	19,672,500

	Shares	Value (Note 1)
Freddie Mac	50,000	$ 3,144,000
J.P. Morgan Chase & Co.	470,000	18,518,000
TOTAL DIVERSIFIED FINANCIALS		42,580,500
TOTAL COMMON STOCKS (Cost $330,553,411)		437,167,341
Cash Equivalents - 5.1%

Fidelity Cash Central Fund, 3.64% (b)	19,191,098	19,191,098
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	5,032,000	5,032,000
TOTAL CASH EQUIVALENTS (Cost $24,223,098)		24,223,098
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $354,776,509)		461,390,439
NET OTHER ASSETS - 1.7%		7,741,759
NET ASSETS - 100%		$ 469,132,198
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $86,279,922 and $117,429,092, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $18,354 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $357,449,568. Net unrealized appreciation aggregated $103,940,871, of which $110,993,594 related to appreciated investment securities and $7,052,723 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $4,379,000 all of which will expire on February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Banking Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $4,927,660) (cost $354,776,509) - See accompanying schedule		$ 461,390,439
Receivable for investments sold		8,970,909
Receivable for fund shares sold		8,578,029
Dividends receivable		920,683
Interest receivable		85,104
Redemption fees receivable		1,398
Other receivables		1,319
Total assets		479,947,881
Liabilities
Payable for fund shares redeemed	$ 5,339,563
Accrued management fee	234,549
Other payables and accrued expenses	209,571
Collateral on securities loaned, at value	5,032,000
Total liabilities		10,815,683
Net Assets		$ 469,132,198
Net Assets consist of:
Paid in capital		$ 362,934,115
Undistributed net investment income		3,680,456
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,096,303)
Net unrealized appreciation (depreciation) on investments		106,613,930
Net Assets, for 14,133,224 shares outstanding		$ 469,132,198
Net Asset Value and redemption price per share ($469,132,198 ÷ 14,133,224 shares)		$33.19
Maximum offering price per share (100/97.00 of $33.19)		$34.22

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 5,706,581
Interest		629,275
Security lending		6,741
Total income		6,342,597
Expenses
Management fee	$ 1,379,752
Transfer agent fees	1,001,254
Accounting and security lending fees	156,321
Non-interested trustees' compensation	766
Custodian fees and expenses	5,674
Registration fees	29,798
Audit	8,959
Legal	1,308
Reports to shareholders	37,215
Miscellaneous	520
Total expenses before reductions	2,621,567
Expense reductions	(32,604)	2,588,963
Net investment income		3,753,634
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,044,646
Foreign currency transactions	5	3,044,651
Change in net unrealized appreciation (depreciation) on investment securities		(10,675,124)
Net gain (loss)		(7,630,473)
Net increase (decrease) in net assets resulting from operations		$ (3,876,839)
Other Information Sales charges paid to FDC		$ 217,324
Deferred sales charges withheld by FDC		$ 1,212
Exchange fees withheld by FSC		$ 8,160

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Banking Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 3,753,634	$ 8,318,271
Net realized gain (loss)	3,044,651	(1,604,373)
Change in net unrealized appreciation (depreciation)	(10,675,124)	117,579,994
Net increase (decrease) in net assets resulting from operations	(3,876,839)	124,293,892
Distributions to shareholders From net investment income	(1,576,755)	(8,323,152)
From net realized gain	-	(31,788,294)
In excess of net realized gain	-	(5,536,581)
Total distributions	(1,576,755)	(45,648,027)
Share transactions Net proceeds from sales of shares	79,237,938	466,126,861
Reinvestment of distributions	1,486,009	43,324,307
Cost of shares redeemed	(120,052,615)	(438,934,707)
Net increase (decrease) in net assets resulting from share transactions	(39,328,668)	70,516,461
Redemption fees	76,760	1,138,367
Total increase (decrease) in net assets	(44,705,502)	150,300,693
Net Assets
Beginning of period	513,837,700	363,537,007
End of period (including undistributed net investment income of $3,680,456 and $1,503,577, respectively)	$ 469,132,198	$ 513,837,700
Other Information Shares
Sold	2,364,301	15,024,378
Issued in reinvestment of distributions	45,893	1,536,776
Redeemed	(3,662,579)	(14,907,569)
Net increase (decrease)	(1,252,385)	1,653,585

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 33.40	$ 26.47	$ 41.57	$ 43.18	$ 32.82	$ 24.37
Income from Investment Operations
Net investment income E	.26	.56	.39	.39	.40	.37
Net realized and unrealized gain (loss)	(.37)	9.36	(7.74)	.91	11.41	9.70
Total from investment operations	(.11)	9.92	(7.35)	1.30	11.81	10.07
Less Distributions
From net investment income	(.11)	(.60)	(.36)	(.28)	(.28)	(.27)
From net realized gain	-	(2.10)	(7.44)	(2.66)	(1.23)	(1.40)
In excess of net realized gain	-	(.37)	-	-	-	-
Total distributions	(.11)	(3.07)	(7.80)	(2.94)	(1.51)	(1.67)
Redemption fees added to paid in capital	.01	.08	.05	.03	.06	.05
Net asset value, end of period	$ 33.19	$ 33.40	$ 26.47	$ 41.57	$ 43.18	$ 32.82
Total Return B, C, D	(0.29)%	40.08%	(22.07)%	3.10%	36.64%	43.33%
Ratios to Average Net Assets
Expenses before expense reductions	1.07% A	1.20%	1.23%	1.17%	1.25%	1.46%
Expenses net of voluntary waivers, if any	1.07% A	1.20%	1.23%	1.17%	1.25%	1.46%
Expenses net of all reductions	1.06% A, F	1.18% F	1.19% F	1.16% F	1.24% F	1.45% F
Net investment income	1.54% A	1.86%	1.00%	.91%	1.07%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$ 469,132	$ 513,838	$ 363,537	$ 925,829	$ 1,338,896	$ 837,952
Portfolio turnover rate	37% A	63%	94%	22%	25%	43%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Brokerage and Investment Management Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	-10.29%	-22.17%	198.54%	588.46%
Select Brokerage and Investment Management (load adj.)	-12.99%	-24.50%	189.58%	567.80%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Financial Services	-1.00%	0.55%	131.71%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Brokerage and Investment Management	-22.17%	24.45%	21.28%
Select Brokerage and Investment Management (load adj.)	-24.50%	23.70%	20.91%
S&P 500	-24.39%	13.33%	13.46%
GS Financial Services	0.55%	18.30%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Brokerage and Investment Management Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $66,780 - a 567.80% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Goldman Sachs Group, Inc.	5.4
Merrill Lynch & Co., Inc.	5.2
Citigroup, Inc.	5.0
Lehman Brothers Holdings, Inc.	4.8
Morgan Stanley Dean Witter & Co.	4.6
American Express Co.	4.5
Charles Schwab Corp.	4.1
Federated Investors, Inc. Class B (non-vtg.)	4.1
J.P. Morgan Chase & Co.	3.7
Marsh & McLennan Companies, Inc.	3.6
45.0
Top Industries as of August 31, 2001
% of fund's net assets
Diversified Financials	87.2%
Insurance	4.3%
IT Consulting & Services	2.1%
Banks	0.4%
All Others *	6.0%

* Includes short-term investments and net other assets.

Semiannual Report

Brokerage and Investment Management Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jennifer Nettesheim, Portfolio Manager of Fidelity Select Brokerage and Investment Management Portfolio

Q. How did the fund perform, Jennifer?

A. For the six-month period that ended August 31, 2001, the fund declined 10.29%. The Goldman Sachs Financial Services Index - an index of 225 stocks designed to measure the performance of companies in the financial services sector - lost 1.00% for the same period, while the Standard & Poor's 500 Index dropped 7.97%. For the 12 months that ended August 31, 2001, the fund lost 22.17%, while the Goldman Sachs index returned 0.55% and the S&P 500 dropped 24.39%.

Q. What was the market like for brokerage and investment management stocks during the six-month period?

A. We've been in a slowing economy for the past six months. Fears of a global recession, coupled with the purging of excesses created by the technology/dot-com boom, created uncertainty and volatility in the markets, which hurt the earnings of brokerage and investment management companies. Brokerage companies were hurt as investors slowed their trading volumes and were less receptive to investment banking deals, while investment managers were hurt by a reduction in management fee revenue reflecting decreased assets under management due to market depreciation. As a result, the profitability and, consequently, the stock performance for these two groups fared poorly during the period. The fund underperformed both of its benchmarks because they are more diversified indexes that included sectors that were not as dependent on the strength of the equity markets for their earnings.

Q. Where did you focus in this difficult market?

A. Given the difficult market conditions, there were not a lot of places to hide within brokerage and investment management stocks. However, I tried to limit the fund's downside by focusing on companies that had unique niches or business models, and on companies that had less exposure to the equity markets. I also looked for under-analyzed stocks with beaten-up valuations. This strategy was somewhat successful, although it was not enough to offset the losses incurred by a large number of stocks held by the fund.

Q. What stocks helped the performance of the fund?

A. Fiserv, a leading processor of financial data, has a business model that is less tied to the equity market, enabling it to show relative consistency in earnings and help its stock performance. I took advantage of the gains and sold the stock prior to the end of the period. Investment Technology Group provides automated equity-trading services to institutional investors and brokers. Its proprietary system enabled the company to profit even as many of its competitors struggled with the move to decimalization and other market structure changes. Bear Stearns was an example of both an undervalued stock and a stock that benefited from having less equity exposure in its investment mix.

Q. Which stocks detracted from performance?

A. Retail brokers were the hardest hit, since they depend on transactional volume from customers for revenues. The weak market had an exaggerated impact on these stocks. These brokers benefited wildly a year ago due to the onslaught of day trading and self-directed investors, but saw their customers slow or stop trading completely with the downdraft in the equity markets during the period. While I overweighted brokers with more institutional customer exposure, positions in retail brokers Charles Schwab and TD Waterhouse hurt absolute performance. Also taking away from performance was DST Systems, a mutual fund processor, which suffered along with its clients as assets under management were lower and trading slowed. The stock is no longer in the fund. American Express was another detractor as its credit card business felt the impact of reduced consumer spending caused by the economic slowdown and its asset management business declined due to the market downturn.

Q. What's your outlook?

A. Given recent events and the prolonged decline in the equity markets, it is clear we are in for a rough period. Consequently, it's tough to be optimistic for a fundamental recovery in financial services in the very short term. However, with the Federal Reserve Board's easing of interest rates five times within the period covered by this report, I'm confident that the economy and, consequently, the market will turn up eventually. Further, I believe that valuations of the group largely reflect the difficult period, leaving strong upside potential when the markets recover.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 29, 1985

Fund number: 068

Trading symbol: FSLBX

Size: as of August 31, 2001, more than
$435 million

Manager: Jennifer Nettesheim, since 2000; equity analyst, 1997-2000; joined Fidelity in 1997

Semiannual Report

Brokerage and Investment Management Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.0%
	Shares	Value (Note 1)
BANKS - 0.4%
Bank Sarasin & Compagnie Series B (Reg.)	1	$ 2,007
Daiwa Bank Ltd.	466,000	588,508
Mizuho Holdings, Inc.	295	1,221,974
TOTAL BANKS		1,812,489
COMMERCIAL SERVICES & SUPPLIES - 0.0%
Harbor Global Co. Ltd. (a)	2,000	18,600
DIVERSIFIED FINANCIALS - 87.2%
A.G. Edwards, Inc.	369,100	15,059,280
Affiliated Managers Group, Inc. (a)	158,400	11,230,560
Allied Capital Corp.	179,100	4,226,760
American Express Co.	544,200	19,819,764
Ameritrade Holding Corp. Class A (a)	300,100	1,788,596
Bear Stearns Companies, Inc.	291,086	15,191,778
BlackRock, Inc. Class A (a)	35,700	1,358,385
Charles Schwab Corp.	1,448,300	18,045,818
Citigroup, Inc.	476,566	21,802,895
E*TRADE Group, Inc. (a)	1,289,600	8,253,440
Eaton Vance Corp. (non-vtg.)	301,500	9,979,650
eSpeed, Inc. Class A (a)	74,000	668,220
Federated Investors, Inc. Class B (non-vtg.)	628,650	17,885,093
Franklin Resources, Inc.	366,100	15,021,083
Goldman Sachs Group, Inc.	293,900	23,541,388
J.P. Morgan Chase & Co.	404,620	15,942,028
Jefferies Group, Inc.	133,600	4,448,880
John Nuveen Co. Class A	33,100	2,165,071
Knight Trading Group, Inc. (a)	197,200	2,050,880
LaBranche & Co., Inc. (a)	273,300	7,176,858
Legg Mason, Inc.	247,932	11,085,040
Lehman Brothers Holdings, Inc.	321,000	21,073,650
Liberty Financial Companies, Inc.	227,000	7,422,900
Merrill Lynch & Co., Inc.	442,200	22,817,520
Morgan Stanley Dean Witter & Co.	375,430	20,029,191
Neuberger Berman, Inc.	354,000	15,476,880
Nikko Securities Co. Ltd.	106,000	703,246
Phoenix Companies, Inc.	584,100	9,958,905
Raymond James Financial, Inc.	228,025	6,457,668
Stilwell Financial, Inc.	464,900	13,296,140
T. Rowe Price Group, Inc.	293,500	10,973,965
TD Waterhouse Group, Inc. (a)	1,579,700	12,842,961
Waddell & Reed Financial, Inc. Class A	382,095	11,990,141
TOTAL DIVERSIFIED FINANCIALS		379,784,634
INSURANCE - 4.3%
Marsh & McLennan Companies, Inc.	169,700	15,765,130
Nationwide Financial Services, Inc. Class A	61,300	2,764,630
TOTAL INSURANCE		18,529,760

	Shares	Value (Note 1)
IT CONSULTING & SERVICES - 2.1%
Investment Technology Group, Inc. (a)	156,800	$ 9,092,832
TOTAL COMMON STOCKS (Cost $370,564,335)		409,238,315
Cash Equivalents - 7.3%

Fidelity Cash Central Fund, 3.64% (b)	29,434,515	29,434,515
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	2,585,500	2,585,500
TOTAL CASH EQUIVALENTS (Cost $32,020,015)		32,020,015
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $402,584,350)		441,258,330
NET OTHER ASSETS - (1.3)%		(5,742,540)
NET ASSETS - 100%		$ 435,515,790
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $191,243,771 and $309,041,191, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $53,353 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $409,459,296. Net unrealized appreciation aggregated $31,799,034, of which $93,844,522 related to appreciated investment securities and $62,045,488 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Brokerage and Investment Management Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $2,229,029) (cost $402,584,350) - See accompanying schedule		$ 441,258,330
Receivable for investments sold		1,503,451
Receivable for fund shares sold		185,614
Dividends receivable		202,834
Interest receivable		100,123
Redemption fees receivable		1,180
Other receivables		1,626
Total assets		443,253,158
Liabilities
Payable for investments purchased	$ 2,721,845
Payable for fund shares redeemed	2,017,851
Accrued management fee	222,244
Other payables and accrued expenses	189,928
Collateral on securities loaned, at value	2,585,500
Total liabilities		7,737,368
Net Assets		$ 435,515,790
Net Assets consist of:
Paid in capital		$ 431,192,080
Undistributed net investment income		314,855
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(34,649,548)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		38,658,403
Net Assets, for 10,528,310 shares outstanding		$ 435,515,790
Net Asset Value and redemption price per share ($435,515,790 ÷ 10,528,310 shares)		$41.37
Maximum offering price per share (100/97.00 of $41.37)		$42.65

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 2,465,088
Interest		815,375
Security lending		30,230
Total income		3,310,693
Expenses
Management fee	$ 1,562,369
Transfer agent fees	1,203,657
Accounting and security lending fees	173,068
Non-interested trustees' compensation	983
Custodian fees and expenses	9,625
Registration fees	74,487
Audit	13,088
Legal	1,558
Reports to shareholders	56,088
Miscellaneous	615
Total expenses before reductions	3,095,538
Expense reductions	(127,349)	2,968,189
Net investment income		342,504
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(25,354,021)
Foreign currency transactions	271	(25,353,750)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(33,327,470)
Assets and liabilities in foreign currencies	(8,692)	(33,336,162)
Net gain (loss)		(58,689,912)
Net increase (decrease) in net assets resulting from operations		$ (58,347,408)
Other Information Sales charges paid to FDC		$ 412,534
Deferred sales charges withheld by FDC		$ 794
Exchange fees withheld by FSC		$ 15,810

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Brokerage and Investment Management Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 342,504	$ 1,456,905
Net realized gain (loss)	(25,353,750)	116,058,241
Change in net unrealized appreciation (depreciation)	(33,336,162)	(48,675,754)
Net increase (decrease) in net assets resulting from operations	(58,347,408)	68,839,392
Distributions to shareholders From net investment income	(819,247)	-
From net realized gain	(39,909,323)	(70,096,142)
Total distributions	(40,728,570)	(70,096,142)
Share transactions Net proceeds from sales of shares	91,097,283	685,748,426
Reinvestment of distributions	39,153,895	67,291,842
Cost of shares redeemed	(228,307,765)	(543,812,804)
Net increase (decrease) in net assets resulting from share transactions	(98,056,587)	209,227,464
Redemption fees	105,751	1,000,000
Total increase (decrease) in net assets	(197,026,814)	208,970,714
Net Assets
Beginning of period	632,542,604	423,571,890
End of period (including undistributed net investment income of $314,855 and $1,248,169, respectively)	$ 435,515,790	$ 632,542,604
Other Information Shares
Sold	1,991,523	12,206,689
Issued in reinvestment of distributions	971,543	1,314,814
Redeemed	(5,061,452)	(10,165,298)
Net increase (decrease)	(2,098,386)	3,356,205

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 F	1999	1998	1997
Net asset value, beginning of period	$ 50.10	$ 45.69	$ 41.16	$ 39.78	$ 25.76	$ 18.49
Income from Investment Operations
Net investment income (loss) D	.03	.13	(.04)	.10	.16	.08
Net realized and unrealized gain (loss)	(5.29)	10.68	7.64	1.72	14.46	7.80
Total from investment operations	(5.26)	10.81	7.60	1.82	14.62	7.88
Less Distributions
From net investment income	(.07)	-	(.05)	(.01)	(.09)	(.06)
From net realized gain	(3.41)	(6.49)	(3.13)	(.52)	(.61)	(.65)
Total distributions	(3.48)	(6.49)	(3.18)	(.53)	(.70)	(.71)
Redemption fees added to paid in capital	.01	.09	.11	.09	.10	.10
Net asset value, end of period	$ 41.37	$ 50.10	$ 45.69	$ 41.16	$ 39.78	$ 25.76
Total Return B, C, G	(10.29)%	23.77%	19.14%	4.76%	57.56%	44.27%
Ratios to Average Net Assets
Expenses before expense reductions	1.12% A	1.11%	1.29%	1.26%	1.33%	1.94%
Expenses net of voluntary waivers, if any	1.12% A	1.11%	1.29%	1.26%	1.33%	1.94%
Expenses net of all reductions	1.08% A, E	1.08% E	1.28% E	1.24% E	1.29% E	1.93% E
Net investment income (loss)	.12% A	.24%	(.09)%	.26%	.49%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 435,516	$ 632,543	$ 423,572	$ 482,525	$ 676,067	$ 458,787
Portfolio turnover rate	74% A	105%	47%	59%	100%	16%

A Annualized B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the effect of the one time sales charge. D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29.
G Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Financial Services Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	-3.47%	-0.52%	127.50%	546.57%
Select Financial Services (load adj.)	-6.36%	-3.51%	120.67%	527.17%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Financial Services	-1.00%	0.55%	131.71%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Financial Services	-0.52%	17.87%	20.52%
Select Financial Services (load adj.)	-3.51%	17.15%	20.15%
S&P 500	-24.39%	13.33%	13.46%
GS Financial Services	0.55%	18.30%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Financial Services Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $62,717 - a 527.17% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Bank of America Corp.	5.8
American International Group, Inc.	5.0
Wells Fargo & Co.	4.9
Citigroup, Inc.	4.7
Morgan Stanley Dean Witter & Co.	4.0
Merrill Lynch & Co., Inc.	4.0
Fannie Mae	3.7
J.P. Morgan Chase & Co.	3.7
American Express Co.	3.3
U.S. Bancorp, Delaware	3.2
42.3
Top Industries as of August 31, 2001
% of fund's net assets
Diversified Financials	39.1%
Banks	33.0%
Insurance	16.9%
Real Estate	3.1%
Commercial Services & Supplies	0.3%
All Others *	7.6%

* Includes short-term investments and net other assets.

Semiannual Report

Financial Services Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

James Catudal, Portfolio Manager of Fidelity Select Financial Services Portfolio

Q. How did the fund perform, Jim?

A. For the six months that ended August 31, 2001, the fund returned -3.47%. In comparison, the Goldman Sachs Financial Services Index - an index of 225 stocks designed to measure the performance of companies in the financial services industry - declined 1.00%, while the Standard & Poor's 500 Index returned -7.97%. For the 12 months ending August 31, 2001, the fund returned -0.52%, while the Goldman Sachs Financial Services Index returned 0.55% and the S&P 500 index had a return of -24.39%.

Q. What factors influenced performance during the six-month period?

A. Early in 2001, the Federal Reserve Board started moving aggressively to lower short-term interest rates to stimulate the economy. However, many financial stocks had rallied earlier on expectations of lower rates. While some interest-rate sensitive financial stocks continued to perform relatively well despite a declining stock market, other financial stocks fell in value. The slowing economy and the slumping stock market hurt the stocks of brokerages, asset managers and others directly involved in the capital markets. In contrast, some small- and mid-cap interest-rate sensitive companies, such as banks, savings and loans, and mortgage insurers, tended to fare well. As a result of the declining interest rates, earnings increased in many companies in these industries. Unfortunately, I thought their rally would end earlier and I had lowered the fund's emphasis on these stocks. This was a major factor in the fund's underperformance relative to the Goldman Sachs index.

Q. What were your principal strategies?

A. I overweighted government-sponsored enterprises (GSEs), such as Fannie Mae and Freddie Mac, which had favorable earnings outlooks and stood to benefit from lower interest rates. I also emphasized savings and loans because they typically benefit from lower interest rates and they have lower credit risk. I lowered my position in property-and-casualty insurers because of my concern about their high stock valuations, and I de-emphasized banks because I was concerned about their slow revenue growth and credit exposure in a slowing economy. I also reduced the fund's holdings in consumer finance-related businesses to protect against the effects of potential increases in consumer credit losses and personal bankruptcy filings.

Q. What types of investments helped performance?

A. Interest-rate sensitive stocks tended to do well. I increased my position in Bank of America after its stock price fell sharply following a pre-announcement of disappointing earnings in late 2000. The stock performed particularly well during the past six months as the Fed's moves to lower short-term interest rates increased the profitability of loans and as investors assumed the bank's worst news events were over. A number of savings and loans, such as Washington Mutual, performed well, also helped by the declines in short-term interest rates. H&R Block turned in solid performance as well. In a weakening economy, investors were attracted by its strong fundamentals.

Q. What types of investments were disappointing?

A. Brokerages such as Morgan Stanley Dean Witter, Charles Schwab and Merrill Lynch all detracted from the fund's returns. They were hurt by a slowing in equity stock offerings, declining trading volumes and losses in the values of assets under management stemming from the stock market slump. In addition, as the brokerage industry moved toward pricing securities on a decimal system rather than by fractions of dollars, it narrowed the spread between the bid and ask prices of securities, eroding brokers' profit margins.

Q. What's your outlook?

A. It's very difficult to assess the short-term market reactions to the attacks on the World Trade Center and the Pentagon on September 11, which occurred after the close of the fiscal period. It's also difficult to make judgments about the long-term impact on the overall economy. However, the markets appear to be operating in an orderly and efficient manner and we intend to keep our disciplined, long-term focus. Up until now, loan quality, with the exception of large commercial loans, has remained relatively stable, despite slowing economic growth. However, if the economy continues to weaken, credit quality could deteriorate, hurting banks and other lenders. I believe the Fed's aggressive actions and the government's accommodative fiscal policies should lead to an economic recovery, which would increase capital markets activity and limit potential credit losses. I intend to look for opportunities in those areas that will benefit from an economic recovery.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Note to shareholders: Jeffrey Feingold became portfolio manager of Fidelity Select Financial Services Portfolio, effective October 9, 2001.

Fund Facts

Start date: December 10, 1981

Fund number: 066

Trading symbol: FIDSX

Size: as of August 31, 2001, more than
$574 million

Manager: James Catudal, since 2000; manager, Fidelity Select Energy Service Portfolio, 1998-2000; Fidelity Select Industrial Materials Portfolio, 1997-1998; joined Fidelity in 1997

Semiannual Report

Financial Services Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.4%
	Shares	Value (Note 1)
BANKS - 33.0%
Asahi Bank Ltd.	208,000	$ 392,271
Astoria Financial Corp.	30,000	1,770,000
Bank of America Corp.	537,779	33,073,406
Bank of Montreal	30,000	805,921
Bank of New York Co., Inc.	283,736	11,264,319
Bank of Nova Scotia	10,000	311,210
Bank One Corp.	128,119	4,444,448
Banknorth Group, Inc.	35,000	770,000
Canadian Imperial Bank of Commerce	13,200	467,500
Charter One Financial, Inc.	40,637	1,186,600
Comerica, Inc.	72,067	4,306,003
Commerce Bancorp, Inc., New Jersey	15,000	1,013,250
Commercial Federal Corp.	60,000	1,512,000
Compass Bancshares, Inc.	20,000	533,000
Dime Bancorp, Inc.	25,000	965,000
Fifth Third Bancorp	88,100	5,136,230
First Union Corp.	16,611	571,751
FleetBoston Financial Corp.	275,134	10,133,185
Golden State Bancorp, Inc.	55,000	1,651,100
Greenpoint Financial Corp.	25,000	987,500
Hibernia Corp. Class A	70,915	1,226,120
Investors Financial Services Corp.	5,000	320,250
M&T Bank Corp.	7,000	508,550
Mellon Financial Corp.	80,000	2,820,000
Mizuho Holdings, Inc.	115	476,363
National Bank of Canada	80,000	1,532,508
Pacific Century Financial Corp.	60,000	1,567,200
PNC Financial Services Group, Inc.	271,500	18,079,185
Royal Bank of Canada	38,000	1,218,137
Silicon Valley Bancshares (a)	31,000	693,160
SouthTrust Corp.	35,000	852,600
Sumitomo Mitsui Banking Corp.	61,000	498,169
SunTrust Banks, Inc.	105,000	7,171,500
Synovus Financial Corp.	55,000	1,694,000
TCF Financial Corp.	65,000	2,951,000
Toronto-Dominion Bank	4,300	115,654
U.S. Bancorp, Delaware	748,002	18,131,568
Union Planters Corp.	30,000	1,335,000
UnionBanCal Corp.	31,538	1,170,060
Wachovia Corp.	29,000	2,019,850
Washington Federal, Inc.	45,000	1,116,900
Washington Mutual, Inc.	389,520	14,583,629
Wells Fargo & Co.	609,650	28,049,997
TOTAL BANKS		189,426,094
COMMERCIAL SERVICES & SUPPLIES - 0.3%
H&R Block, Inc.	46,000	1,789,860
DIVERSIFIED FINANCIALS - 39.1%
A.G. Edwards, Inc.	20,000	816,000
Affiliated Managers Group, Inc. (a)	20,000	1,418,000
AMBAC Financial Group, Inc.	49,600	2,936,320

	Shares	Value (Note 1)
American Express Co.	520,300	$ 18,949,326
Ameritrade Holding Corp. Class A (a)	145,000	864,200
Bear Stearns Companies, Inc.	40,000	2,087,600
Charles Schwab Corp.	508,586	6,336,982
Citigroup, Inc.	594,302	27,189,317
Countrywide Credit Industries, Inc.	18,358	761,857
Daiwa Securities Group, Inc.	49,000	415,020
Eaton Vance Corp. (non-vtg.)	5,000	165,500
Fannie Mae	277,200	21,125,412
Federated Investors, Inc. Class B (non-vtg.)	59,950	1,705,578
Franklin Resources, Inc.	52,100	2,137,663
Freddie Mac	249,600	15,694,848
Goldman Sachs Group, Inc.	101,200	8,106,120
Household International, Inc.	224,046	13,241,119
Instinet Group, Inc.	103,000	1,216,430
J.P. Morgan Chase & Co.	534,560	21,061,664
Knight Trading Group, Inc. (a)	35,000	364,000
Legg Mason, Inc.	30,000	1,341,300
Lehman Brothers Holdings, Inc.	204,400	13,418,860
MBNA Corp.	54,500	1,894,420
Merrill Lynch & Co., Inc.	441,000	22,755,600
Morgan Stanley Dean Witter & Co.	431,200	23,004,520
Neuberger Berman, Inc.	30,000	1,311,600
Nikko Securities Co. Ltd.	64,000	424,601
Nomura Securities Co. Ltd.	26,000	442,181
Phoenix Companies, Inc.	81,000	1,381,050
SEI Investments Co.	55,000	2,257,200
State Street Corp.	7,000	339,920
Stilwell Financial, Inc.	37,300	1,066,780
USA Education, Inc.	63,000	4,990,230
Waddell & Reed Financial, Inc. Class A	99,802	3,131,787
TOTAL DIVERSIFIED FINANCIALS		224,353,005
INSURANCE - 16.9%
ACE Ltd.	44,100	1,462,797
AFLAC, Inc.	94,800	2,608,896
Alleghany Corp.	5,100	1,103,130
Allmerica Financial Corp.	41,100	2,189,397
Allstate Corp.	262,000	8,889,660
American International Group, Inc.	370,151	28,945,808
Aon Corp.	5,000	185,750
Arthur J. Gallagher & Co.	23,000	609,730
Berkshire Hathaway, Inc.:
Class A (a)	70	4,858,000
Class B (a)	1,200	2,774,400
Conseco, Inc. (a)	172,100	1,579,878
Everest Re Group Ltd.	16,600	1,077,340
Fidelity National Financial, Inc.	5,500	133,320
First American Corp., California	35,000	640,500
Hartford Financial Services Group, Inc.	41,000	2,656,800
HCC Insurance Holdings, Inc.	50,000	1,261,000
Jefferson-Pilot Corp.	10,500	488,460
Common Stocks - continued
	Shares	Value (Note 1)
INSURANCE - CONTINUED
John Hancock Financial Services, Inc.	14,300	$ 571,285
Leucadia National Corp.	25,000	817,750
Lincoln National Corp.	20,000	997,200
Marsh & McLennan Companies, Inc.	37,500	3,483,750
MBIA, Inc.	6,600	356,466
MetLife, Inc.	130,000	3,965,000
Nationwide Financial Services, Inc. Class A	25,000	1,127,500
Old Republic International Corp.	15,000	402,750
PartnerRe Ltd.	22,000	1,085,700
Progressive Corp.	25,000	3,231,750
Protective Life Corp.	67,000	1,998,610
Radian Group, Inc.	135,000	5,414,850
Reinsurance Group of America, Inc.	22,700	837,630
Sun Life Financial Services of Canada, Inc.	170,000	3,959,430
The Chubb Corp.	40,000	2,700,000
The St. Paul Companies, Inc.	25,000	1,050,750
Transatlantic Holdings, Inc.	11,250	825,188
XL Capital Ltd. Class A	32,800	2,722,400
TOTAL INSURANCE		97,012,875
REAL ESTATE - 3.1%
Apartment Investment & Management Co. Class A	30,000	1,440,000
BRE Properties, Inc. Class A	10,000	314,500
CenterPoint Properties Trust (SBI)	15,000	731,250
Crescent Real Estate Equities Co.	80,000	1,884,000
Duke Realty Corp.	40,000	1,010,800
Equity Office Properties Trust	130,000	4,171,700
Equity Residential Properties Trust (SBI)	97,800	5,761,398
First Industrial Realty Trust, Inc.	25,000	789,250
Vornado Realty Trust	45,000	1,804,950
TOTAL REAL ESTATE		17,907,848
TOTAL COMMON STOCKS (Cost $429,068,913)		530,489,682
Cash Equivalents - 7.8%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.64% (b)	43,915,001	$ 43,915,001
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	695,100	695,100
TOTAL CASH EQUIVALENTS (Cost $44,610,101)		44,610,101
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $473,679,014)		575,099,783
NET OTHER ASSETS - (0.2)%		(906,765)
NET ASSETS - 100%		$ 574,193,018
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $309,091,804 and $374,407,294, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $39,464 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $480,185,682. Net unrealized appreciation aggregated $94,914,101, of which $121,971,838 related to appreciated investment securities and $27,057,737 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Financial Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $591,828) (cost $473,679,014) - See accompanying schedule		$ 575,099,783
Receivable for investments sold		6,641,546
Receivable for fund shares sold		9,070,761
Dividends receivable		489,558
Interest receivable		157,795
Redemption fees receivable		711
Other receivables		1,410
Total assets		591,461,564
Liabilities
Payable for investments purchased	$ 13,488,466
Payable for fund shares redeemed	2,597,920
Accrued management fee	284,465
Other payables and accrued expenses	202,595
Collateral on securities loaned, at value	695,100
Total liabilities		17,268,546
Net Assets		$ 574,193,018
Net Assets consist of:
Paid in capital		$ 466,214,982
Undistributed net investment income		2,584,056
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,973,308
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		101,420,672
Net Assets, for 5,607,223 shares outstanding		$ 574,193,018
Net Asset Value and redemption price per share ($574,193,018 ÷ 5,607,223 shares)		$102.40
Maximum offering price per share (100/97.00 of $102.40)		$105.57

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 4,630,979
Interest		891,185
Security lending		13,918
Total income		5,536,082
Expenses
Management fee	$ 1,712,001
Transfer agent fees	1,115,135
Accounting and security lending fees	182,582
Non-interested trustees' compensation	861
Custodian fees and expenses	12,447
Registration fees	59,773
Audit	12,855
Legal	1,477
Reports to shareholders	36,121
Miscellaneous	642
Total expenses before reductions	3,133,894
Expense reductions	(133,317)	3,000,577
Net investment income		2,535,505
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	11,141,504
Foreign currency transactions	(16,935)	11,124,569
Change in net unrealized appreciation (depreciation) on:
Investment securities	(35,623,258)
Assets and liabilities in foreign currencies	7,176	(35,616,082)
Net gain (loss)		(24,491,513)
Net increase (decrease) in net assets resulting from operations		$ (21,956,008)
Other Information Sales charges paid to FDC		$ 429,045
Deferred sales charges withheld by FDC		$ 2,713
Exchange fees withheld by FSC		$ 6,278

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 2,535,505	$ 5,575,955
Net realized gain (loss)	11,124,569	18,782,464
Change in net unrealized appreciation (depreciation)	(35,616,082)	105,953,843
Net increase (decrease) in net assets resulting from operations	(21,956,008)	130,312,262
Distributions to shareholders From net investment income	(1,337,216)	(4,137,696)
From net realized gain	(11,445,839)	(17,199,379)
Total distributions	(12,783,055)	(21,337,075)
Share transactions Net proceeds from sales of shares	130,554,313	645,809,973
Reinvestment of distributions	12,205,579	20,410,405
Cost of shares redeemed	(191,434,009)	(462,680,632)
Net increase (decrease) in net assets resulting from share transactions	(48,674,117)	203,539,746
Redemption fees	72,699	866,880
Total increase (decrease) in net assets	(83,340,481)	313,381,813
Net Assets
Beginning of period	657,533,499	344,151,686
End of period (including undistributed net investment income of $2,584,056 and $1,843,873, respectively)	$ 574,193,018	$ 657,533,499
Other Information Shares
Sold	1,226,394	6,180,466
Issued in reinvestment of distributions	120,919	199,735
Redeemed	(1,795,087)	(4,557,758)
Net increase (decrease)	(447,774)	1,822,443

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 F	1999	1998	1997
Net asset value, beginning of period	$ 108.59	$ 81.31	$ 100.82	$ 103.28	$ 82.94	$ 65.70
Income from Investment Operations
Net investment income D	.46	1.10	.67	.56	.70	.74
Net realized and unrealized gain (loss)	(4.27)	30.26	(14.61)	7.88	30.65	21.55
Total from investment operations	(3.81)	31.36	(13.94)	8.44	31.35	22.29
Less Distributions
From net investment income	(.25)	(.80)	(.64)	(.19)	(.64)	(.63)
From net realized gain	(2.14)	(3.45)	(5.09)	(10.81)	(10.51)	(4.56)
Total distributions	(2.39)	(4.25)	(5.73)	(11.00)	(11.15)	(5.19)
Redemption fees added to paid in capital	.01	.17	.16	.10	.14	.14
Net asset value, end of period	$ 102.40	$ 108.59	$ 81.31	$ 100.82	$ 103.28	$ 82.94
Total Return B, C, G	(3.47)%	39.19%	(14.53)%	8.42%	41.08%	35.54%
Ratios to Average Net Assets
Expenses before expense reductions	1.03% A	1.09%	1.19%	1.20%	1.31%	1.45%
Expenses net of voluntary waivers, if any	1.03% A	1.09%	1.19%	1.20%	1.31%	1.45%
Expenses net of all reductions	.99% A, E	1.06% E	1.17% E	1.18% E	1.29% E	1.43% E
Net investment income	.84% A	1.07%	.66%	.58%	.78%	1.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 574,193	$ 657,533	$ 344,152	$ 547,000	$ 604,908	$ 426,424
Portfolio turnover rate	108% A	107%	57%	60%	84%	80%

A Annualized B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the effect of the one time sales charge. D Net investment income per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29. G Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Home Finance Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	4.13%	34.29%	89.75%	647.51%
Select Home Finance (load adj.)	1.00%	30.26%	84.06%	625.08%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Financial Services	-1.00%	0.55%	131.71%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Home Finance	34.29%	13.67%	22.28%
Select Home Finance (load adj.)	30.26%	12.98%	21.91%
S&P 500	-24.39%	13.33%	13.46%
GS Financial Services	0.55%	18.30%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Home Finance Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $72,508 - a 625.08% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Freddie Mac	7.3
Fannie Mae	6.7
PNC Financial Services Group, Inc.	6.0
Washington Mutual, Inc.	5.5
Astoria Financial Corp.	5.5
Radian Group, Inc.	5.4
Wells Fargo & Co.	5.0
Golden State Bancorp, Inc.	4.9
Golden West Financial Corp., Delaware	4.7
North Fork Bancorp, Inc.	4.5
55.5
Top Industries as of August 31, 2001
% of fund's net assets
Banks	63.1%
Diversified Financials	23.0%
Insurance	13.0%
Household Durables	0.3%
All Others *	0.6%

* Includes short-term investments and net other assets.

Semiannual Report

Home Finance Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jeff Feingold, Portfolio Manager of Fidelity Select Home Finance Portfolio

Q. How did the fund perform, Jeff?

A. Relatively well. For the six months ending August 31, 2001, the fund returned 4.13%, beating the -7.97% return of the Standard & Poor's 500 Index. The fund's return also compared favorably with the -1.00% mark posted by the Goldman Sachs Financial Services Index, an index of 225 stocks designed to measure the performance of companies in the financial services sector. For the 12 months ending August 31, 2001, the fund returned 34.29%, compared with -24.39% and 0.55% for the S&P 500 and the Goldman Sachs index, respectively.

Q. Why was the fund able to beat its indexes during the six-month period?

A. The overall economy slowed considerably, resulting in falling share prices and plunging earnings for many companies in the S&P 500. However, housing was one pocket of strength, in large part due to the Federal Reserve Board's aggressive campaign to lower short-term interest rates. Lower rates spurred refinancing activity and new purchases of homes, boosting origination fees and loan growth for mortgage lenders. In addition, the Fed's actions widened the spread between short- and long-term interest rates. Wider spreads benefited thrifts, which borrow funds on a short-term basis and lend for the longer term. With respect to the Goldman Sachs index, the fund was helped by its lower exposure to brokerage stocks, investment banks and companies with a large exposure to credit card debt.

Q. What was your strategy during the period?

A. One of the primary concerns I had was the potential credit problems caused by a slowing economy. In an environment where corporate layoffs are spreading and stock prices are falling, consumers tend to have more difficulty repaying debt. In fact, we have seen consumer delinquencies increase modestly over the past several quarters. Mortgage delinquencies, on the other hand, have not risen as quickly. I therefore tried to focus on companies with less credit risk, such as the GSEs (government-sponsored enterprises) and some of the thrifts. I also was mindful of the ongoing trend toward consolidation among the thrifts and tried to position the fund to benefit from it in cases where I saw compelling fundamental reasons to own a stock.

Q. What stocks performed well for the fund?

A. Dime Bancorp was the top performer as a result of its acquisition by Washington Mutual, which also made the list of leading contributors. Currently the country's biggest thrift, Washington Mutual has grown aggressively through both acquisitions and internal expansion. North Fork Bancorp is a commercial bank that benefited from the more favorable interest-rate environment. Radian Group, a mortgage insurer, was helped by strong demand for new mortgage insurance and the relatively low level of mortgage delinquencies.

Q. What stocks failed to perform up to your expectations?

A. General Electric, the fund's biggest detractor, owns the largest mortgage insurance business in the country. The stock was hurt by GE's failed merger with Honeywell and the deteriorating economic environment. Two title insurers, First American and Fidelity National, did poorly as investors looked ahead to the possibility of a recovering economy, rising interest rates and a sharp drop in revenues from refinancings. Title insurance companies collect one-time fees for their services and therefore their stocks tend to be more sensitive to investors' near-term expectations for growth in the housing market. Finally, GSEs Fannie Mae and Freddie Mac weakened in response to concerns about initiatives in Congress that could have negatively affected the scope of their business. Investors' rotation from defensive to more aggressive financial stocks also hurt the GSEs.

Q. What's your outlook, Jeff?

A. Despite a weakening economy, I remain generally optimistic about the home finance sector. On average, total mortgage debt has grown 6% to 8% every year since 1953. Although this trend is subject to peaks and valleys, it represents a fundamentally sound backdrop for mortgage finance companies. Given the steep drop in interest rates during the period, I believe that the most recent refinancing wave may have run its course. However, absolute rates are low and the yield curve is steep, both of which should be positive influences. I will continue to monitor the health of the economy and consumer spending in view of their importance to the home finance sector.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 098

Trading symbol: FSVLX

Size: as of August 31, 2001, more than $443 million

Manager: Jeff Feingold, since 2001; manager, Fidelity Select Defense and Aerospace Portfolio and Fidelity Select Air Transportation Portfolio, 1998-2001; analyst, various industries, 1997-1998; joined Fidelity in 1997

Semiannual Report

Home Finance Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1)
BANKS - 63.1%
Astoria Financial Corp.	414,300	$ 24,443,700
Banknorth Group, Inc.	817,675	17,988,850
Capitol Federal Financial	3,900	76,245
Charter One Financial, Inc.	618,413	18,057,660
Colonial Bancgroup, Inc.	81,400	1,098,900
Commercial Federal Corp.	131,925	3,324,510
Dime Bancorp, Inc. warrants 12/31/49 (a)	425,000	106,250
Downey Financial Corp.	46,200	2,206,050
Golden State Bancorp, Inc.	718,792	21,578,136
Golden West Financial Corp., Delaware	358,700	20,757,969
Greenpoint Financial Corp.	478,100	18,884,950
Hudson City Bancorp, Inc.	401,700	9,134,658
Independence Community Bank Corp.	181,600	3,946,168
IndyMac Bancorp, Inc. (a)	37,000	975,690
New York Community Bancorp, Inc.	94,860	3,522,152
North Fork Bancorp, Inc.	667,300	19,885,540
People's Bank, Connecticut	137,900	3,432,331
PNC Financial Services Group, Inc.	402,400	26,795,816
Roslyn Bancorp, Inc.	321,922	6,065,010
Seacoast Financial Services Corp.	94,800	1,493,100
Sovereign Bancorp, Inc.	527,500	5,844,700
Staten Island Bancorp, Inc.	152,000	4,225,600
TCF Financial Corp.	204,000	9,261,600
Washington Federal, Inc.	236,247	5,863,651
Washington Mutual, Inc.	656,955	24,596,395
Webster Financial Corp.	123,600	4,019,472
Wells Fargo & Co.	484,300	22,282,643
TOTAL BANKS		279,867,746
DIVERSIFIED FINANCIALS - 23.0%
Bank United Corp. Litigation Contingent Payment Rights Trust rights 12/31/99 (a)	126,300	39,153
Countrywide Credit Industries, Inc.	157,614	6,540,981
Doral Financial Corp.	137,700	4,538,592
Fannie Mae	391,200	29,813,352
Freddie Mac	518,500	32,603,279
Household International, Inc.	222,100	13,126,110
J.P. Morgan Chase & Co.	389,200	15,334,480
TOTAL DIVERSIFIED FINANCIALS		101,995,947
HOUSEHOLD DURABLES - 0.3%
D.R. Horton, Inc.	56,400	1,423,536
INSURANCE - 13.0%
Fidelity National Financial, Inc.	150,040	3,636,970
First American Corp., California	146,000	2,671,800
MGIC Investment Corp.	94,300	6,591,570
Old Republic International Corp.	430,300	11,553,555
Radian Group, Inc.	598,500	24,005,835

	Shares	Value (Note 1)
The PMI Group, Inc.	81,210	$ 5,294,892
Triad Guaranty, Inc. (a)	107,400	3,858,882
TOTAL INSURANCE		57,613,504
TOTAL COMMON STOCKS (Cost $346,774,634)		440,900,733
Cash Equivalents - 1.0%

Fidelity Securities Lending Cash Central Fund, 3.60% (b) (Cost $4,267,400)	4,267,400	4,267,400
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $351,042,034)		445,168,133
NET OTHER ASSETS - (0.4)%		(1,657,688)
NET ASSETS - 100%		$ 443,510,445
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $201,635,824 and $162,597,784, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $22,334 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $5,626,500. The weighted average interest rate was 3.76%. Interest expense includes $1,176 paid under the interfund lending program.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $352,704,583. Net unrealized appreciation aggregated $92,463,550, of which $105,228,345 related to appreciated investment securities and $12,764,795 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Home Finance Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $4,204,512) (cost $351,042,034) - See accompanying schedule		$ 445,168,133
Cash		299
Receivable for investments sold		13,932,884
Receivable for fund shares sold		1,213,672
Dividends receivable		543,795
Interest receivable		85,753
Redemption fees receivable		1,791
Other receivables		667
Total assets		460,946,994
Liabilities
Payable for fund shares redeemed	$ 9,077,996
Accrued management fee	240,241
Notes payable	3,653,000
Other payables and accrued expenses	197,912
Collateral on securities loaned, at value	4,267,400
Total liabilities		17,436,549
Net Assets		$ 443,510,445
Net Assets consist of:
Paid in capital		$ 342,293,874
Undistributed net investment income		1,997,112
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,095,794
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		94,123,665
Net Assets, for 8,780,030 shares outstanding		$ 443,510,445
Net Asset Value and redemption price per share ($443,510,445 ÷ 8,780,030 shares)		$50.51
Maximum offering price per share (100/97.00 of $50.51)		$52.07

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 3,775,909
Interest		532,034
Security lending		988
Total income		4,308,931
Expenses
Management fee	$ 1,237,690
Transfer agent fees	960,525
Accounting and security lending fees	139,998
Non-interested trustees' compensation	592
Custodian fees and expenses	5,811
Registration fees	36,962
Audit	11,226
Legal	1,061
Interest	1,176
Reports to shareholders	35,155
Miscellaneous	439
Total expenses before reductions	2,430,635
Expense reductions	(79,203)	2,351,432
Net investment income		1,957,499
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		6,725,811
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,130,401
Assets and liabilities in foreign currencies	71	2,130,472
Net gain (loss)		8,856,283
Net increase (decrease) in net assets resulting from operations		$ 10,813,782
Other Information Sales charges paid to FDC		$ 342,265
Deferred sales charges withheld by FDC		$ 470
Exchange fees withheld by FSC		$ 7,733

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Home Finance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 1,957,499	$ 2,655,809
Net realized gain (loss)	6,725,811	34,939,556
Change in net unrealized appreciation (depreciation)	2,130,472	94,735,069
Net increase (decrease) in net assets resulting from operations	10,813,782	132,330,434
Distributions to shareholders From net investment income	(469,393)	(2,279,946)
From net realized gain	(25,310,727)	(486,376)
Total distributions	(25,780,120)	(2,766,322)
Share transactions Net proceeds from sales of shares	217,985,130	484,445,851
Reinvestment of distributions	24,511,674	2,625,471
Cost of shares redeemed	(201,848,025)	(413,070,852)
Net increase (decrease) in net assets resulting from share transactions	40,648,779	74,000,470
Redemption fees	238,994	966,459
Total increase (decrease) in net assets	25,921,435	204,531,041
Net Assets
Beginning of period	417,589,010	213,057,969
End of period (including undistributed net investment income of $1,997,112 and $543,035, respectively)	$ 443,510,445	$ 417,589,010
Other Information Shares
Sold	4,199,352	10,506,806
Issued in reinvestment of distributions	508,645	54,779
Redeemed	(3,986,742)	(9,393,019)
Net increase (decrease)	721,255	1,168,566

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 51.82	$ 30.92	$ 42.09	$ 53.36	$ 46.00	$ 33.30
Income from Investment Operations
Net investment income E	.23	.37	.30	.28	.33	.53
Net realized and unrealized gain (loss)	1.72	20.73	(10.64)	(10.16)	13.10	14.60
Total from investment operations	1.95	21.10	(10.34)	(9.88)	13.43	15.13
Less Distributions
From net investment income	(.06)	(.26)	(.19)	(.07)	(.29)	(.32)
From net realized gain	(3.23)	(.07)	(.69)	(1.38)	(5.84)	(2.16)
Total distributions	(3.29)	(.33)	(.88)	(1.45)	(6.13)	(2.48)
Redemption fees added to paid in capital	.03	.13	.05	.06	.06	.05
Net asset value, end of period	$ 50.51	$ 51.82	$ 30.92	$ 42.09	$ 53.36	$ 46.00
Total Return B, C, D	4.13%	68.78%	(24.88)%	(19.12)%	32.39%	47.50%
Ratios to Average Net Assets
Expenses before expense reductions	1.11% A	1.30%	1.39%	1.19%	1.21%	1.38%
Expenses net of voluntary waivers, if any	1.11% A	1.30%	1.39%	1.19%	1.21%	1.38%
Expenses net of all reductions	1.07% A, F	1.27% F	1.37% F	1.18% F	1.19% F	1.34% F
Net investment income	.89% A	.87%	.72%	.57%	.67%	1.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 443,510	$ 417,589	$ 213,058	$ 740,440	$ 1,668,610	$ 1,176,828
Portfolio turnover rate	78% A	115%	91%	18%	54%	78%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Insurance Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Insurance	0.76%	12.74%	164.57%	459.74%
Select Insurance (load adj.)	-2.26%	9.36%	156.64%	442.94%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Financial Services	-1.00%	0.55%	131.71%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Financial Services Index - a market capitalization-weighted index of 225 stocks designed to measure the performance of companies in the financial services sector. Issues in the index include financial institutions providing banking services, brokerage firms and asset managers, insurance companies, and real estate holding and development companies. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Insurance	12.74%	21.48%	18.80%
Select Insurance (load adj.)	9.36%	20.74%	18.43%
S&P 500	-24.39%	13.33%	13.46%
GS Financial Services	0.55%	18.30%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Insurance Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $54,294 - a 442.94% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
American International Group, Inc.	7.0
Allstate Corp.	4.7
Hartford Financial Services Group, Inc.	4.7
AFLAC, Inc.	4.1
John Hancock Financial Services, Inc.	4.0
The Chubb Corp.	4.0
Marsh & McLennan Companies, Inc.	3.9
Berkshire Hathaway, Inc. Class A	3.9
XL Capital Ltd. Class A	3.8
The St. Paul Companies, Inc.	3.4
43.5
Top Industries as of August 31, 2001
% of fund's net assets
Insurance	90.7%
Diversified Financials	2.2%
All Others *	7.1%

* Includes short-term investments and net other assets.

Semiannual Report

Insurance Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Ian Gutterman became Portfolio Manager of Fidelity Select Insurance Portfolio on July 23, 2001.

Q. How did the fund perform, Ian?

A. For the six-month period that ended August 31, 2001, the fund returned 0.76%. In comparison, the Goldman Sachs Financial Services Index - an index of 225 stocks designed to measure the performance of companies in the financial services industry - fell 1.00%. During the same period, the Standard & Poor's 500 Index returned -7.97%. For the 12-month period that ended August 31, 2001, the fund returned 12.74%, outperforming the Goldman Sachs index and the S&P 500 index, which returned 0.55% and -24.39%, respectively.

Q. What factors helped the fund outperform its benchmarks during the past six months?

A. The fund's exposure to insurance stocks, which were among the top performing groups within the financial services sector, was the differentiating factor. Specifically, the fund's collective positions in its three largest insurance categories - property and casualty, life and multi-line - each delivered positive returns for the period. At the same time, not being exposed to underperforming brokerages and diversified financials, which were hurt more significantly by the economic slowdown, enhanced the fund's relative return. The fund's gains in those areas were offset to some degree, however, by strong-performing regional banking stocks included in the Goldman Sachs index. Compared to the broader market, investors looked more favorably on the reasonable valuations of insurance stocks than those of other industries, such as information technology and telecommunication services.

Q. Why have insurance stocks held up relatively well despite the slowing economy?

A. As I mentioned, the valuations were more attractive. As stocks in more-aggressive sectors with higher price-to-earnings ratios started to measurably underperform, investors turned to insurance stocks, which by and large had faster earnings growth than the market average and were more moderately valued. Insurance companies also are major bond investors, and therefore benefited from a bond market rally due to the Federal Reserve Board's ongoing interest-rate cuts. Additionally, some segments of the insurance industry - most notably property and casualty, and life - had a positive pricing cycle, meaning they were able to raise the premiums they charge to their customers. The market expected that pricing power to be reflected in higher earnings growth in 2001, but through the end of the period that growth had yet to materialize as expected; hence the fund's flat performance. Not all insurance categories performed well. Diversified financial companies, such as March & McLennan, Conseco and Liberty Financial, which had large insurance units as well as annuity or asset management operations, experienced declining share prices as a result of their vulnerability to the stock market.

Q. What stocks stood out as top performers? Which disappointed?

A. Shares of American General, the fund's top contributor, soared after it agreed to be bought out by American International Group. Investors reacted positively to John Hancock Financial Services, which reported better-than-expected second-quarter operating earnings. On the down side, Allstate, the fund's second-largest holding, badly missed Wall Street's second-quarter earnings target and its shares plummeted. The company cited the impact of June's Tropical Storm Allison for sharply higher catastrophe loss payouts to homeowners. Shares of Conseco fell roughly 12% during a single day in August after the company slashed its 2001 earnings projections by more than 10%.

Q. What's your outlook for insurance stocks?

A. The tragic events that occurred in New York City, at the Pentagon and in Pennsylvania shortly after the close of the period could have a significant short-term impact on insurance stocks. At this time, however, it is too soon to accurately gauge the degree of influence these events will have on the industry. A number of factors - such as whether or not this was legally defined as a single event or multiple events, and the handling of "acts of war" policy exclusions - contribute to the uncertainty surrounding total insurable loss projections at this time. What's clear is that all the insurance segments are likely to be affected to some degree. While these tragic events are likely to cause a financial strain on the industry, I believe they are unlikely to put any of the companies out of business. In other matters, the possibility of more companies demutualizing their corporate structures and becoming public companies could present some opportunities going forward.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 045

Trading symbol: FSPCX

Size: as of August 31, 2001, more than $133 million

Manager: Ian Gutterman, since July 2001; manager, Fidelity Select Transportation Portfolio, since 2000; Fidelity Select Environmental Services Portfolio, 1999-2001; joined Fidelity in 1999

Semiannual Report

Insurance Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.0%
ChoicePoint, Inc. (a)	300	$ 11,985
DIVERSIFIED FINANCIALS - 2.2%
AMBAC Financial Group, Inc.	49,250	2,915,600
INSURANCE - 90.7%
ACE Ltd.	117,700	3,904,109
AFLAC, Inc.	199,400	5,487,488
Alleghany Corp.	1,900	410,970
Allmerica Financial Corp.	30,473	1,623,297
Allstate Corp.	185,200	6,283,836
American International Group, Inc.	120,200	9,399,637
American National Insurance Co.	4,900	386,659
Arthur J. Gallagher & Co.	47,100	1,248,621
Berkshire Hathaway, Inc.:
Class A (a)	76	5,274,400
Class B (a)	930	2,150,160
Brown & Brown, Inc.	23,000	1,017,290
Cincinnati Financial Corp.	83,300	3,332,000
Conseco, Inc. (a)	186,800	1,714,824
Erie Indemnity Co. Class A	10,000	361,400
Everest Re Group Ltd.	21,600	1,401,840
Fidelity National Financial, Inc.	420	10,181
Hartford Financial Services Group, Inc.	96,200	6,233,760
HCC Insurance Holdings, Inc.	34,000	857,480
Hilb, Rogal & Hamilton Co.	14,300	610,610
Hub International Ltd.	9,700	106,360
Jefferson-Pilot Corp.	67,750	3,151,730
John Hancock Financial Services, Inc.	133,000	5,313,350
Kingsway Financial Services, Inc. (a)	41,100	409,569
Leucadia National Corp.	11,800	385,978
Lincoln National Corp.	84,600	4,218,156
Markel Corp. (a)	8,300	1,534,836
Marsh & McLennan Companies, Inc.	56,800	5,276,720
MBIA, Inc.	74,200	4,007,542
Mercury General Corp.	23,600	927,480
MGIC Investment Corp.	34,200	2,390,580
Mutual Risk Management Ltd.	36,100	381,216
Nationwide Financial Services, Inc. Class A	18,300	825,330
Odyssey Re Holdings Corp.	30,000	502,500
Old Republic International Corp.	70,900	1,903,665
PartnerRe Ltd.	29,800	1,470,630
Philadelphia Consolidated Holding Corp. (a)	10,000	298,000
Progressive Corp.	26,700	3,451,509
Protective Life Corp.	41,400	1,234,962
Radian Group, Inc.	42,400	1,700,664
Reinsurance Group of America, Inc.	29,400	1,084,860
RenaissanceRe Holdings Ltd.	12,800	913,280
SAFECO Corp.	15,000	451,200
StanCorp Financial Group, Inc.	19,300	887,800
The Chubb Corp.	78,429	5,293,958
The MONY Group, Inc.	10,500	367,500

	Shares	Value (Note 1)
The PMI Group, Inc.	21,400	$ 1,395,280
The St. Paul Companies, Inc.	108,100	4,543,443
Torchmark Corp.	42,900	1,812,096
Transatlantic Holdings, Inc.	24,750	1,815,413
Trenwick Group Ltd.	23,500	331,115
Triad Guaranty, Inc. (a)	11,000	395,230
UICI (a)	47,800	717,000
Unitrin, Inc.	10,100	371,680
UnumProvident Corp.	113,835	3,189,657
Vesta Insurance Group Corp.	30,300	353,601
W.R. Berkley Corp.	12,600	480,060
XL Capital Ltd. Class A	61,300	5,087,900
Zenith National Insurance Corp.	15,400	462,000
TOTAL INSURANCE		121,152,412
TOTAL COMMON STOCKS (Cost $105,153,950)		124,079,997
Cash Equivalents - 4.4%

Fidelity Cash Central Fund, 3.64% (b) (Cost $5,929,918)	5,929,918	5,929,918
TOTAL INVESTMENT PORTFOLIO - 97.3% (Cost $111,083,868)		130,009,915
NET OTHER ASSETS - 2.7%		3,606,025
NET ASSETS - 100%		$ 133,615,940
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $65,592,913 and $74,976,696, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $449 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $112,123,368. Net unrealized appreciation aggregated $17,886,547, of which $21,117,229 related to appreciated investment securities and $3,230,682 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Insurance Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $111,083,868) - See accompanying schedule		$ 130,009,915
Receivable for investments sold		5,731,577
Receivable for fund shares sold		388,810
Dividends receivable		141,027
Interest receivable		20,036
Redemption fees receivable		436
Other receivables		493
Total assets		136,292,294
Liabilities
Payable for investments purchased	$ 1,878,772
Payable for fund shares redeemed	672,094
Accrued management fee	66,918
Other payables and accrued expenses	58,570
Total liabilities		2,676,354
Net Assets		$ 133,615,940
Net Assets consist of:
Paid in capital		$ 112,267,406
Undistributed net investment income		249,028
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,174,014
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		18,925,492
Net Assets, for 2,834,547 shares outstanding		$ 133,615,940
Net Asset Value and redemption price per share ($133,615,940 ÷ 2,834,547 shares)		$47.14
Maximum offering price per share (100/97.00 of $47.14)		$48.60

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 852,067
Interest		208,357
Security lending		4,645
Total income		1,065,069
Expenses
Management fee	$ 412,706
Transfer agent fees	340,432
Accounting and security lending fees	47,259
Non-interested trustees' compensation	240
Custodian fees and expenses	3,235
Registration fees	25,892
Audit	8,614
Legal	372
Reports to shareholders	10,939
Miscellaneous	167
Total expenses before reductions	849,856
Expense reductions	(41,538)	808,318
Net investment income		256,751
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,449,495
Foreign currency transactions	(2,020)	3,447,475
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,623,075)
Assets and liabilities in foreign currencies	(555)	(3,623,630)
Net gain (loss)		(176,155)
Net increase (decrease) in net assets resulting from operations		$ 80,596
Other Information Sales charges paid to FDC		$ 268,839
Deferred sales charges withheld by FDC		$ 173
Exchange fees withheld by FSC		$ 3,698
See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Insurance Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 256,751	$ 713,568
Net realized gain (loss)	3,447,475	4,679,419
Change in net unrealized appreciation (depreciation)	(3,623,630)	25,609,310
Net increase (decrease) in net assets resulting from operations	80,596	31,002,297
Distributions to shareholders From net investment income	(88,265)	(467,256)
From net realized gain	(883,784)	(2,530,970)
Total distributions	(972,049)	(2,998,226)
Share transactions Net proceeds from sales of shares	72,956,288	348,176,839
Reinvestment of distributions	933,351	2,900,003
Cost of shares redeemed	(81,601,695)	(266,980,366)
Net increase (decrease) in net assets resulting from share transactions	(7,712,056)	84,096,476
Redemption fees	70,061	528,248
Total increase (decrease) in net assets	(8,533,448)	112,628,795
Net Assets
Beginning of period	142,149,388	29,520,593
End of period (including undistributed net investment income of $249,028 and $249,274, respectively)	$ 133,615,940	$ 142,149,388
Other Information Shares
Sold	1,510,752	8,104,042
Issued in reinvestment of distributions	20,342	59,585
Redeemed	(1,713,344)	(6,214,709)
Net increase (decrease)	(182,250)	1,948,918

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 47.12	$ 27.64	$ 42.14	$ 42.10	$ 32.62	$ 26.77
Income from Investment Operations
Net investment income (loss) E	.09	.28	(.05)	(.04)	.01	.01
Net realized and unrealized gain (loss)	.24	19.76	(7.92)	4.01	12.93	7.21
Total from investment operations	.33	20.04	(7.97)	3.97	12.94	7.22
Less Distributions
From net investment income	(.03)	(.12)	-	-	-	(.03)
From net realized gain	(.30)	(.65)	(6.60)	(3.98)	(3.54)	(1.45)
Total distributions	(.33)	(.77)	(6.60)	(3.98)	(3.54)	(1.48)
Redemption fees added to paid in capital	.02	.21	.07	.05	.08	.11
Net asset value, end of period	$ 47.14	$ 47.12	$ 27.64	$ 42.14	$ 42.10	$ 32.62
Total Return B, C, D	0.76%	73.17%	(22.12)%	9.84%	42.81%	28.28%
Ratios to Average Net Assets
Expenses before expense reductions	1.16% A	1.20%	1.39%	1.33%	1.45%	1.82%
Expenses net of voluntary waivers, if any	1.16% A	1.20%	1.39%	1.33%	1.45%	1.82%
Expenses net of all reductions	1.11% A, F	1.16% F	1.36% F	1.31% F	1.43% F	1.77% F
Net investment income (loss)	.35% A	.66%	(.12)%	(.10)%	.02%	.05%
Supplemental Data
Net assets, end of period (000 omitted)	$ 133,616	$ 142,149	$ 29,521	$ 82,879	$ 125,151	$ 42,367
Portfolio turnover rate	96% A	175%	107%	72%	157%	142%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Financial Services Sector

Biotechnology Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-11.94%	-35.57%	177.56%	275.52%
Select Biotechnology (load adj.)	-14.58%	-37.50%	169.24%	264.25%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Health Care	-5.19%	-3.76%	152.35%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Biotechnology	-35.57%	22.65%	14.15%
Select Biotechnology (load adj.)	-37.50%	21.91%	13.80%
S&P 500	-24.39%	13.33%	13.46%
GS Health Care	-3.76%	20.34%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Biotechnology Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $36,425 - a 264.25% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Amgen, Inc.	11.1
IDEC Pharmaceuticals Corp.	6.7
Gilead Sciences, Inc.	5.9
Medimmune, Inc.	5.1
Millennium Pharmaceuticals, Inc.	4.8
ImClone Systems, Inc.	4.6
Biogen, Inc.	4.6
Human Genome Sciences, Inc.	4.0
Genzyme Corp. - General Division	3.5
Cephalon, Inc.	2.9
53.2
Top Industries as of August 31, 2001
% of fund's net assets
Biotechnology	79.5%
Pharmaceuticals	11.8%
Health Care Equipment & Supplies	0.9%
Electronic Equipment & Instruments	0.3%
Internet Software & Services	0.2%
All Others *	7.3%

* Includes short-term investments and net other assets.

Semiannual Report

Biotechnology Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Brian Younger, Portfolio Manager of Fidelity Select Biotechnology Portfolio

Q. How did the fund perform, Brian?

A. For the six-month period that ended August 31, 2001, the fund returned -11.94%. By comparison, the Goldman Sachs Health Care Index - an index of 111 stocks designed to measure the performance of companies in the health care sector - fell 5.19%. During the same period, the Standard & Poor's 500 Index declined 7.97%. For the 12-month period that ended August 31, 2001, the fund returned -35.57%, while the Goldman Sachs index and S&P 500 index returned -3.76% and -24.39%, respectively.

Q. Why did the fund underperform its benchmarks during the past six months?

A. For the most part, investors rewarded established companies with stable earnings growth in other areas of the market as reflected by the S&P 500, and were unwilling to recognize the long-term potential that biotechnology companies offer. The Goldman Sachs index includes stocks from several areas of the health care sector - such as health care equipment and health maintenance organizations - that performed better than the biotechnology stocks this fund emphasized. The disappointing performance of the fund's holdings in larger, branded pharmaceutical companies - such as Pfizer and Merck - which are typically perceived as good investments in a slowing economy, also hurt relative returns. I sold off the fund's holdings in Merck.

Q. Did you implement any new strategies?

A. Not particularly. My strategy remained twofold. First, I focused on established companies with existing products on the market, multiple products in the late-stage development phase of human clinical trials and those with the potential to exceed revenue and earnings expectations. The second component of my strategy was to identify earlier-stage, emerging drug-development companies that had the best potential to be winners in the long term. During the past three months, I positioned the fund with slightly more emphasis on selected established companies with products in the later stages of clinical trials, such as Amgen. These companies could experience a substantial boost in their valuations should their products gain approval by the Food and Drug Administration (FDA). In the case of Amgen, the company was expecting near-term approval of its anemia drug, Aranesp.

Q. What stocks were top contributors?

A. Investors rewarded ImClone Systems, the fund's top contributor, for positive data on the company's lead drug candidate for the treatment of colorectal cancer. ImClone filed for FDA approval, which could occur in early 2002. Gilead Sciences, another winner, performed well after the company received new positive clinical data on two drugs: Tenofovir, for treatment of HIV; and Adefovir, to treat hepatitis B. Lastly, Genzyme continued its streak of beating the market's quarterly earnings expectations in the second quarter due to strong sales of its dialysis treatment, RenaGel.

Q. What stocks disappointed?

A. Immunex was pressured by its struggle to overcome a supply crunch for its rheumatoid arthritis drug, Enbrel, and concerns about the company's ability to meet brisk demand for the drug. Immunex, the fund's top detractor, also was hurt by speculation that the company would not open its new Rhode Island production facility for Enbrel in mid-2002 as scheduled. Additionally, Nuvance, the next major drug in its pipeline, failed to show a significant benefit during clinical trials for asthma patients. Millennium Pharmaceuticals underperformed because of the market's perception that it is a high-risk growth stock - a category that fell out of favor. Millennium's fundamentals actually strengthened during the period, and I remained confident in the company's long-term outlook. Applera Corp.-Applied Biosystems Group disappointed investors after the company failed to meet earnings expectations during the first two quarters of 2001 due to a temporary slowdown in demand for scientific instrumentation products.

Q. What's your outlook, Brian?

A. The tragedies surrounding September 11, shortly after the end of the period, will likely affect the U.S. economy and could lead to greater short-term challenges in the equity markets. However, the long-term rationale for investing in biotechnology stocks remains promising, as these companies should continue to deliver novel therapeutics to patients, improving overall health care. The majority of biotech companies met or exceeded revenue and earnings expectations in the first two quarters of 2001. This recent growth - in the face of a slowing economy - is a good example of the long-term potential for these stocks. Finally, the performance of biotech stocks historically has been driven by the amount of news flow generated from clinical developments. During the next few months, there are several major scientific medical conferences that should highlight the continued advancement of biological therapies for major human diseases.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 042

Trading symbol: FBIOX

Size: as of August 31, 2001, more than
$3.0 billion

Manager: Brian Younger, since 2000; analyst, genomics and other drug discovery industries, since 1998; joined Fidelity in 1995

Semiannual Report

Biotechnology Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 78.8%
Abgenix, Inc. (a)	1,278,000	$ 38,301,660
Affymetrix, Inc. (a)	8,100	175,770
Alkermes, Inc. (a)	1,537,400	39,357,440
Amgen, Inc. (a)	5,199,500	334,327,849
Applera Corp. - Celera Genomics Group (a)	1,579,900	41,946,345
Biogen, Inc. (a)	2,276,400	137,403,504
Biotransplant, Inc. (a)	685,000	3,562,000
Cambridge Antibody Technology Group PLC (a)	432,400	9,331,976
Celgene Corp. (a)	1,844,820	51,304,444
Cell Therapeutics, Inc. (a)	165,400	5,014,928
Celltech Group PLC (a)	50,000	706,790
Cephalon, Inc. (a)	1,471,440	87,138,677
Chiron Corp. (a)	100	4,662
COR Therapeutics, Inc. (a)	2,225,480	61,089,426
Corvas International, Inc. (a)	775,000	6,037,250
Cubist Pharmaceuticals, Inc. (a)	50,000	2,069,500
CV Therapeutics, Inc. (a)(c)	1,173,690	58,414,551
Decode Genetics, Inc. (a)	1,137,400	8,132,410
Enzon, Inc. (a)	550,000	35,112,000
Exelixis, Inc. (a)	1,295,000	21,730,100
Genentech, Inc. (a)	394,536	18,109,202
Geneva Proteomics (a)(e)	180,000	990,000
Genzyme Corp. - General Division (a)	1,878,300	106,386,912
Gilead Sciences, Inc. (a)	2,937,490	178,335,018
Human Genome Sciences, Inc. (a)	2,693,600	120,888,768
ICOS Corp. (a)	447,830	26,108,489
IDEC Pharmaceuticals Corp. (a)	3,371,140	199,807,468
Ilex Oncology, Inc. (a)	46,500	1,392,675
Immunex Corp. (a)	3,647,740	63,397,721
ImmunoGen, Inc. (a)	5,000	67,900
Invitrogen Corp. (a)	1,190,410	80,983,592
Medarex, Inc. (a)	1,264,800	24,056,496
Medimmune, Inc. (a)	3,809,200	152,939,380
Millennium Pharmaceuticals, Inc. (a)	5,222,764	143,626,010
Myriad Genetics, Inc. (a)	285,900	12,465,240
Neurocrine Biosciences, Inc. (a)	447,400	17,596,242
OSI Pharmaceuticals, Inc. (a)	663,700	28,140,880
Oxford Glycosciences PLC	75,000	818,044
Protein Design Labs, Inc. (a)	1,147,990	67,490,332
Regeneron Pharmaceuticals, Inc. (a)	859,700	25,894,164
Sepracor, Inc. (a)	1,388,100	59,271,870
Serologicals Corp. (a)	429,610	8,183,985
Tanox, Inc. (a)	35,100	580,905
Techne Corp. (a)	556,500	17,635,485
Transkaryotic Therapies, Inc. (a)	261,600	7,991,880

	Shares	Value (Note 1)
Tularik, Inc. (a)	107,800	$ 2,490,180
Vertex Pharmaceuticals, Inc. (a)	1,582,460	58,376,949
XOMA Ltd. (a)	50,300	576,438
TOTAL BIOTECHNOLOGY		2,365,763,507
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Thermo Electron Corp. (a)	473,940	10,270,280
HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
Applera Corp. - Applied Biosystems Group	697,062	17,433,521
Cygnus, Inc. (a)	417,900	3,552,150
IGEN International, Inc. (a)	185,000	5,174,450
Inhale Therapeutic Systems, Inc. (a)	96,400	1,400,692
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		27,560,813
INTERNET SOFTWARE & SERVICES - 0.2%
WebMD Corp. (a)	1,000,000	4,900,000
PHARMACEUTICALS - 11.8%
Bristol-Myers Squibb Co.	1,465,400	82,267,556
Guilford Pharmaceuticals, Inc. (a)	425,000	5,121,250
ICN Pharmaceuticals, Inc.	910,200	26,805,390
ImClone Systems, Inc. (a)	2,682,200	137,865,080
InterMune, Inc. (a)	455,000	17,967,950
Ligand Pharmaceuticals, Inc. Class B (a)	150,000	1,537,500
NPS Pharmaceuticals, Inc. (a)	481,040	16,172,565
Pfizer, Inc.	1,610,500	61,698,255
Versicor, Inc.	252,500	3,901,125
TOTAL PHARMACEUTICALS		353,336,671
TOTAL COMMON STOCKS (Cost $2,403,175,216)		2,761,831,271
Convertible Preferred Stocks - 0.2%

BIOTECHNOLOGY - 0.2%
Xenon Genetics, Inc. Series E (e) (Cost $6,724,138)	981,626	6,724,138
Convertible Bonds - 0.5%
Moody's Ratings (unaudited)		Principal Amount
BIOTECHNOLOGY - 0.5%
Cell Therapeutics, Inc. 5.75% 6/15/08 (d) (Cost $15,000,000)	-	$ 15,000,000	16,237,500
Cash Equivalents - 8.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.64% (b)	$ 210,444,039	$ 210,444,039
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	40,247,300	40,247,300
TOTAL CASH EQUIVALENTS (Cost $250,691,339)		250,691,339
TOTAL INVESTMENT PORTFOLIO - 101.1% (Cost $2,675,590,693)		3,035,484,248
NET OTHER ASSETS - (1.1)%		(31,796,630)
NET ASSETS - 100%		$ 3,003,687,618
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,237,500 or 0.5% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneva Proteomics	7/7/00	$ 990,000
Xenon Genetics, Inc. Series E	3/23/01	$ 6,724,138
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,529,930,456 and $1,625,369,667, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $27,362 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,714,138 or 0.3% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchases Cost	Sales Cost	Dividend Income	Value
CV Therapeutics	$ 2,418,943	$ -	$ -	$ 58,414,551
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $2,703,647,196. Net unrealized appreciation aggregated $331,837,052, of which $772,620,781 related to appreciated investment securities and $440,783,729 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $34,965,000 all of which will expire on February 28, 2009.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Biotechnology Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $38,600,233) (cost $2,675,590,693) - See accompanying schedule		$ 3,035,484,248
Receivable for investments sold		38,898,146
Receivable for fund shares sold		6,419,813
Dividends receivable		506,262
Interest receivable		805,868
Redemption fees receivable		2,168
Other receivables		12,274
Total assets		3,082,128,779
Liabilities
Payable for investments purchased	$ 30,546,693
Payable for fund shares redeemed	5,008,240
Accrued management fee	1,406,785
Other payables and accrued expenses	1,232,143
Collateral on securities loaned, at value	40,247,300
Total liabilities		78,441,161
Net Assets		$ 3,003,687,618
Net Assets consist of:
Paid in capital		$ 3,163,898,418
Accumulated net investment loss		(8,486,345)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(511,618,010)
Net unrealized appreciation (depreciation) on investments		359,893,555
Net Assets, for 47,726,956 shares outstanding		$ 3,003,687,618
Net Asset Value and redemption price per share ($3,003,687,618 ÷ 47,726,956 shares)		$62.93
Maximum offering price per share (100/97.00 of $62.93)		$64.88

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 3,055,272
Interest		4,785,004
Security lending		197,643
Total income		8,037,919
Expenses
Management fee	$ 8,849,976
Transfer agent fees	6,904,253
Accounting and security lending fees	671,486
Non-interested trustees' compensation	5,325
Custodian fees and expenses	39,517
Registration fees	47,198
Audit	54,934
Legal	10,304
Reports to shareholders	258,599
Miscellaneous	3,178
Total expenses before reductions	16,844,770
Expense reductions	(320,506)	16,524,264
Net investment income (loss)		(8,486,345)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(434,235,092)
Foreign currency transactions	(102,874)	(434,337,966)
Change in net unrealized appreciation (depreciation) on investment securities		1,450,862
Net gain (loss)		(432,887,104)
Net increase (decrease) in net assets resulting from operations		$ (441,373,449)
Other Information Sales charges paid to FDC		$ 2,046,013
Deferred sales charges withheld by FDC		$ 6,890
Exchange fees withheld by FSC		$ 39,945

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Biotechnology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (8,486,345)	$ (15,539,101)
Net realized gain (loss)	(434,337,966)	(59,083,785)
Change in net unrealized appreciation (depreciation)	1,450,862	(1,760,488,864)
Net increase (decrease) in net assets resulting from operations	(441,373,449)	(1,835,111,750)
Distributions to shareholders From net realized gain	-	(77,023,585)
In excess of net realized gain	-	(18,457,066)
Total distributions	-	(95,480,651)
Share transactions Net proceeds from sales of shares	483,243,838	3,263,108,575
Reinvestment of distributions	-	92,251,012
Cost of shares redeemed	(555,831,928)	(3,206,754,753)
Net increase (decrease) in net assets resulting from share transactions	(72,588,090)	148,604,834
Redemption fees	819,224	6,467,669
Total increase (decrease) in net assets	(513,142,315)	(1,775,519,898)
Net Assets
Beginning of period	3,516,829,933	5,292,349,831
End of period (including accumulated net investment loss of $8,486,345 and $0, respectively)	$ 3,003,687,618	$ 3,516,829,933
Other Information Shares
Sold	7,482,961	36,780,636
Issued in reinvestment of distributions	-	1,166,111
Redeemed	(8,968,275)	(38,073,081)
Net increase (decrease)	(1,485,314)	(126,334)

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 F	1999	1998	1997
Net asset value, beginning of period	$ 71.46	$ 107.27	$ 41.35	$ 34.52	$ 34.24	$ 36.60
Income from Investment Operations
Net investment income (loss) D	(.18)	(.32)	(.30)	(.26)	(.27)	(.20)
Net realized and unrealized gain (loss)	(8.37)	(33.51)	68.93	9.15	5.20	1.89
Total from investment operations	(8.55)	(33.83)	68.63	8.89	4.93	1.69
Less Distributions
From net investment income	-	-	-	-	-	(.03)
From net realized gain	-	(1.70)	(2.82)	(2.09)	(4.71)	(4.06)
In excess of net realized gain	-	(.41)	-	-	-	-
Total distributions	-	(2.11)	(2.82)	(2.09)	(4.71)	(4.09)
Redemption fees added to paid in capital	.02	.13	.11	.03	.06	.04
Net asset value, end of period	$ 62.93	$ 71.46	$ 107.27	$ 41.35	$ 34.52	$ 34.24
Total Return B, C, G	(11.94)%	(31.61)%	173.22%	27.13%	16.11%	5.85%
Ratios to Average Net Assets
Expenses before expense reductions	1.08% A	1.01%	1.16%	1.34%	1.49%	1.57%
Expenses net of voluntary waivers, if any	1.08% A	1.01%	1.16%	1.34%	1.49%	1.57%
Expenses net of all reductions	1.06% A, E	1.00% E	1.15% E	1.30% E	1.47% E	1.56% E
Net investment income (loss)	(.54)% A	(.37)%	(.51)%	(.75)%	(.81)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,003,688	$ 3,516,830	$ 5,292,350	$ 741,530	$ 579,542	$ 674,902
Portfolio turnover rate	101% A	74%	72%	86%	162%	41%

A Annualized B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the effect of the one time sales charge. D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29.
G Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Health Care Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Health Care	-5.42%	-6.92%	130.10%	333.93%
Select Health Care (load adj.)	-8.26%	-9.71%	123.20%	320.91%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Health Care	-5.19%	-3.76%	152.35%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years, or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Health Care	-6.92%	18.14%	15.81%
Select Health Care (load adj.)	-9.71%	17.42%	15.46%
S&P 500	-24.39%	13.33%	13.46%
GS Health Care	-3.76%	20.34%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Health Care Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $42,091 - a 320.91% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Bristol-Myers Squibb Co.	8.3
Pfizer, Inc.	7.6
Amgen, Inc.	6.6
Merck & Co., Inc.	5.9
American Home Products Corp.	5.2
Abbott Laboratories	4.7
Johnson & Johnson	4.7
Medtronic, Inc.	4.4
Eli Lilly & Co.	4.3
Cardinal Health, Inc.	3.4
55.1
Top Industries as of August 31, 2001
% of fund's net assets
Pharmaceuticals	51.4%
Biotechnology	15.5%
Health Care Equipment & Supplies	13.2%
Health Care Providers & Services	11.4%
Commercial Services & Supplies	0.4%
All Others *	8.1%

* Includes short-term investments and net other assets.

Semiannual Report

Health Care Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Yolanda Strock, Portfolio Manager of Fidelity Select Health Care Portfolio

Q. How did the fund perform, Yolanda?

A. For the six-month period that ended August 31, 2001, the fund returned -5.42%, roughly on par with the Goldman Sachs Health Care Index - an index of 111 stocks designed to measure the performance of companies in the health care sector - which fell 5.19%. The fund outperformed the broader market, as represented by the Standard & Poor's 500 Index, which fell 7.97%. For the 12-month period that ended August 31, 2001, the fund returned -6.92%, lagging the -3.76% return for the Goldman Sachs index, but outperforming the -24.39% return of the S&P 500 index.

Q. What factors helped the fund perform in line with the Goldman Sachs index during the past six months?

A. Underweighting biotechnology stocks was helpful, as this group underperformed other areas of health care. Superior stock selection within the biotechnology arena further enhanced the fund's relative gains. Additionally, being more exposed to strong performing health care distributors, such as Cardinal Health and McKesson, worked out well. However, the fund's performance edge in those industries was offset by weaker stock selection in three other areas: branded pharmaceuticals, managed health care and health care equipment. The bulk of the health care sector's negative return was the result of a variety of factors, including richly valued stock prices, concerns about patent expirations and political reforms that weighed heavily on the large-cap drug stocks I emphasized in the fund.

Q. Can you elaborate on the factors that hurt drug stocks in 2001?

A. Coming into 2001, the valuations of drug stocks were high relative to the other areas of the market, and part of their poor stock performance during the past six months was the result of investors taking profits. Additionally, the Food and Drug Administration (FDA) handed down some decisions that hurt several companies. For example, Schering-Plough tumbled after the FDA determined that the company's production facilities didn't meet certain cleanliness standards. What's more, investors grew nervous about the increasing length of time it takes to get new products approved by the FDA. A longer approval process delayed the launch of new drugs that could have hit the market and offset several high-profile patent expirations.

Q. What key strategies did you implement?

A. I overweighted drug stocks because they are viewed as defensive and typically outperform during periods of slowing economic growth. While the performance of drug stocks has been more erratic so far in 2001, I continued to emphasize my favorite names - such as Pfizer and Bristol-Myers Squibb - for their strong product pipelines and the industry's favorable demographic trends. I also continued to overweight drug distributors such as Cardinal Health, which have maintained strong earnings growth. Turning to biotechnology stocks, I pared back the fund's weighting given the market's current favoritism toward more mature companies with consistent earnings growth.

Q. What stocks stood out as top performers? Which disappointed?

A. Biopharmaceutical firm Gilead Sciences, the fund's top contributor, performed well on promising results for its HIV drug, Tenofovir, as well as high expectations for two other drugs in its pipeline. Johnson & Johnson, another top contributor, benefited from positive clinical results on an antibiotic-coated stent designed to prevent arteries from re-clogging after angioplasty surgery. The company also successfully defended the bulk of the patent-infringement cases brought against it by competitor Boston Scientific. Even though health care companies had higher earnings than the broader market, investors' anticipation of an economic turnaround and faster earnings growth for other sectors made drug stocks - including Pfizer and Pharmacia - less attractive. Elsewhere, Guidant suffered after it failed to receive a recommendation from an FDA advisory panel on its congestive heart failure device, Contak.

Q. What's your outlook for the health care sector, Yolanda?

A. I think pharmaceutical stocks are poised for a strong second half of 2001. Excluding 1993, there's only been one month during the past 10 years - March of 2000 - when the valuations of drug stocks were reduced to the same price-to-earnings multiple as the S&P 500. During the six months following that occasion, drug stocks went on to outperform the index by roughly 50%. A similar valuation decline occurred again during this past period. Additionally, only once in the past 38 quarters have health care stocks not outperformed the broader market when they've been below relative historical valuations and had better relative earnings growth. I'll also be paying close attention to biotechnology stocks, given the potential amount of news flow generated from a busy scientific conference schedule later this year.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 14, 1981

Fund number: 063

Trading symbol: FSPHX

Size: as of August 31, 2001, more than
$2.5 billion

Manager: Yolanda Strock, since 2000; manager, Fidelity Select Pharmaceuticals Portfolio, since 2001; several other Fidelity Select Portfolios, 1997-2000; joined Fidelity in 1997

Semiannual Report

Health Care Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 15.5%
Abgenix, Inc. (a)	393,200	$ 11,784,204
Alkermes, Inc. (a)	274,900	7,037,440
Amgen, Inc. (a)	2,609,100	167,765,130
Biogen, Inc. (a)	399,800	24,131,928
Cephalon, Inc. (a)	187,881	11,126,313
COR Therapeutics, Inc. (a)	79,500	2,182,275
Decode Genetics, Inc. (a)	2,500	17,875
Enzon, Inc. (a)	239,400	15,283,296
Geneva Proteomics (a)(c)	111,000	610,500
Gilead Sciences, Inc. (a)	609,700	37,014,887
Human Genome Sciences, Inc. (a)	281,000	12,611,280
ICOS Corp. (a)	69,000	4,022,700
IDEC Pharmaceuticals Corp. (a)	732,200	43,397,494
Immunex Corp. (a)	950,560	16,520,733
Medimmune, Inc. (a)	350,600	14,076,590
Millennium Pharmaceuticals, Inc. (a)	441,400	12,138,500
Protein Design Labs, Inc. (a)	133,647	7,857,107
Vertex Pharmaceuticals, Inc. (a)	227,460	8,390,999
TOTAL BIOTECHNOLOGY		395,969,251
COMMERCIAL SERVICES & SUPPLIES - 0.4%
IMS Health, Inc.	423,400	11,270,908
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
Waters Corp. (a)	305,200	10,111,276
HEALTH CARE EQUIPMENT & SUPPLIES - 13.2%
Apogent Technologies, Inc.	257,200	6,183,088
Baxter International, Inc.	1,052,700	54,319,320
Beckman Coulter, Inc.	183,500	8,389,620
Becton, Dickinson & Co.	556,870	20,008,339
Biomet, Inc.	700,200	19,346,526
Boston Scientific Corp. (a)	100,400	1,917,640
DENTSPLY International, Inc.	163,100	7,277,522
Guidant Corp. (a)	1,571,620	56,766,914
Hillenbrand Industries, Inc.	157,700	8,563,110
Inhale Therapeutic Systems, Inc. (a)	232,400	3,376,772
Medtronic, Inc.	2,491,104	113,444,876
St. Jude Medical, Inc. (a)	243,000	16,718,400
Stryker Corp.	159,600	8,750,868
VISX, Inc. (a)	58,000	1,013,840
Zimmer Holdings, Inc. (a)	377,050	10,255,760
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		336,332,595
HEALTH CARE PROVIDERS & SERVICES - 11.4%
AdvancePCS Class A (a)	73,700	5,524,552
AmerisourceBergen Corp. (a)	215,270	13,871,999

	Shares	Value (Note 1)
Apria Healthcare Group, Inc. (a)	243,800	$ 6,621,608
Cardinal Health, Inc.	1,185,757	86,489,116
HCA - The Healthcare Co.	1,055,400	48,273,996
Health Management Associates, Inc. Class A (a)	105,000	2,094,750
HealthSouth Corp. (a)	1,274,310	23,039,525
McKesson HBOC, Inc.	971,590	38,134,908
Patterson Dental Co. (a)	97,500	3,343,275
Priority Healthcare Corp. Class B (a)	221,000	5,580,250
Tenet Healthcare Corp. (a)	912,600	50,576,292
Triad Hospitals, Inc. (a)	199,700	7,219,155
TOTAL HEALTH CARE PROVIDERS & SERVICES		290,769,426
INDUSTRIAL CONGLOMERATES - 0.0%
Tyco International Ltd.	1,782	92,575
INTERNET SOFTWARE & SERVICES - 0.0%
Allscripts Healthcare Solutions, Inc. (a)	1,400	7,700
Cybear Group (a)	14,623	8,774
WebMD Corp. (a)	251,000	1,229,900
TOTAL INTERNET SOFTWARE & SERVICES		1,246,374
IT CONSULTING & SERVICES - 0.0%
SYNAVANT, Inc. (a)	22,780	104,788
PHARMACEUTICALS - 51.4%
aaiPharma, Inc. (a)	28,200	540,030
Abbott Laboratories	2,433,800	120,959,860
Allergan, Inc.	427,600	30,894,100
American Home Products Corp.	2,378,370	133,188,720
AstraZeneca PLC sponsored ADR	259,800	12,600,300
Barr Laboratories, Inc. (a)	228,900	19,168,086
Biovail Corp. (a)	133,800	6,160,979
Bristol-Myers Squibb Co.	3,770,500	211,675,869
Eli Lilly & Co.	1,426,052	110,704,417
Forest Laboratories, Inc. (a)	1,020,000	74,470,200
ImClone Systems, Inc. (a)	225,400	11,585,560
IVAX Corp. (a)	368,800	12,413,808
Johnson & Johnson	2,280,264	120,192,715
King Pharmaceuticals, Inc. (a)	222,267	9,613,048
Merck & Co., Inc.	2,302,770	149,910,327
Mylan Laboratories, Inc.	479,700	15,825,303
Pfizer, Inc.	5,054,100	193,622,571
Pharmacia Corp.	1,298,800	51,432,480
Schering-Plough Corp.	765,500	29,188,515
SuperGen, Inc. (a)	3,600	42,264
TOTAL PHARMACEUTICALS		1,314,189,152
TOTAL COMMON STOCKS (Cost $1,727,368,746)		2,360,086,345
Cash Equivalents - 8.1%
	Maturity Amount	Value (Note 1)
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.65%, dated 8/31/01 due 9/4/01	$ 6,333,568	$ 6,331,000
	Shares
Fidelity Cash Central Fund, 3.64% (b)	190,554,049	190,554,049
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	9,270,600	9,270,600
TOTAL CASH EQUIVALENTS (Cost $206,155,649)		206,155,649
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,933,524,395)		2,566,241,994
NET OTHER ASSETS - (0.4)%		(9,969,457)
NET ASSETS - 100%		$ 2,556,272,537
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Geneva Proteomics	7/7/00	$ 610,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,056,724,274 and $1,145,780,192, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $45,514 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $610,500 or 0% of net assets.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,946,631,228. Net unrealized appreciation aggregated $619,610,766, of which $691,849,197 related to appreciated investment securities and $72,238,431 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Health Care Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $8,930,905 and repurchase agreements of $6,331,000) (cost $1,933,524,395) - See accompanying schedule		$ 2,566,241,994
Cash		200
Receivable for fund shares sold		1,795,792
Dividends receivable		3,262,593
Interest receivable		458,668
Redemption fees receivable		15,784
Other receivables		9,503
Total assets		2,571,784,534
Liabilities
Payable for fund shares redeemed	$ 4,236,637
Accrued management fee	1,240,414
Other payables and accrued expenses	764,346
Collateral on securities loaned, at value	9,270,600
Total liabilities		15,511,997
Net Assets		$ 2,556,272,537
Net Assets consist of:
Paid in capital		$ 1,960,289,813
Undistributed net investment income		3,789,375
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(40,512,453)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		632,705,802
Net Assets, for 20,203,889 shares outstanding		$ 2,556,272,537
Net Asset Value and redemption price per share ($2,556,272,537 ÷ 20,203,889 shares)		$126.52
Maximum offering price per share (100/97.00 of $126.52)		$130.43

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 12,593,425
Interest		3,342,818
Security lending		46,767
Total income		15,983,010
Expenses
Management fee	$ 7,409,038
Transfer agent fees	4,337,872
Accounting and security lending fees	579,935
Custodian fees and expenses	25,119
Registration fees	56,257
Audit	50,999
Legal	5,436
Reports to shareholders	142,133
Total expenses before reductions	12,606,789
Expense reductions	(413,171)	12,193,618
Net investment income		3,789,392
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(23,465,299)
Foreign currency transactions	(1,263)	(23,466,562)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(132,979,918)
Assets and liabilities in foreign currencies	399	(132,979,519)
Net gain (loss)		(156,446,081)
Net increase (decrease) in net assets resulting from operations		$ (152,656,689)
Other Information Sales charges paid to FDC		$ 1,203,705
Deferred sales charges withheld by FDC		$ 19,927
Exchange fees withheld by FSC		$ 15,518

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Health Care Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 3,789,392	$ 5,645,565
Net realized gain (loss)	(23,466,562)	300,090,227
Change in net unrealized appreciation (depreciation)	(132,979,519)	44,211,200
Net increase (decrease) in net assets resulting from operations	(152,656,689)	349,946,992
Distributions to shareholders From net investment income	(202,793)	(4,359,013)
From net realized gain	(3,845,666)	(341,882,064)
Total distributions	(4,048,459)	(346,241,077)
Share transactions Net proceeds from sales of shares	237,582,509	932,891,175
Reinvestment of distributions	3,850,351	329,033,639
Cost of shares redeemed	(284,116,654)	(876,377,478)
Net increase (decrease) in net assets resulting from share transactions	(42,683,794)	385,547,336
Redemption fees	204,733	1,140,457
Total increase (decrease) in net assets	(199,184,209)	390,393,708
Net Assets
Beginning of period	2,755,456,746	2,365,063,038
End of period (including undistributed net investment income of $3,789,375 and $2,846,502, respectively)	$ 2,556,272,537	$ 2,755,456,746
Other Information Shares
Sold	1,890,569	6,388,996
Issued in reinvestment of distributions	32,050	2,316,688
Redeemed	(2,281,507)	(6,225,298)
Net increase (decrease)	(358,888)	2,480,386

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 134.00	$ 130.79	$ 137.60	$ 113.84	$ 102.45	$ 100.47
Income from Investment Operations
Net investment income E	.19	.30	.15	.17	.33	.52
Net realized and unrealized gain (loss)	(7.48)	21.72	.90	29.85	31.94	18.01
Total from investment operations	(7.29)	22.02	1.05	30.02	32.27	18.53
Less Distributions
From net investment income	(.01)	(.24)	(.08)	(.19)	(.25)	(.65)
From net realized gain	(.19)	(18.63)	(7.85)	(6.17)	(20.73)	(15.95)
Total distributions	(.20)	(18.87)	(7.93)	(6.36)	(20.98)	(16.60)
Redemption fees added to paid in capital	.01	.06	.07	.10	.10	.05
Net asset value, end of period	$ 126.52	$ 134.00	$ 130.79	$ 137.60	$ 113.84	$ 102.45
Total Return B, C, D	(5.42)%	16.40%	1.15%	27.20%	36.47%	20.41%
Ratios to Average Net Assets
Expenses before expense reductions	.96% A	.98%	1.07%	1.07%	1.20%	1.33%
Expenses net of voluntary waivers, if any	.96% A	.98%	1.07%	1.07%	1.20%	1.33%
Expenses net of all reductions	.93% A, F	.97% F	1.05% F	1.05% F	1.18% F	1.32% F
Net investment income	.29% A	.21%	.12%	.14%	.31%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,556,273	$ 2,755,457	$ 2,365,063	$ 3,145,825	$ 2,224,019	$ 1,372,554
Portfolio turnover rate	85% A	78%	70%	66%	79%	59%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Delivery Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery	7.38%	34.24%	42.12%	152.15%
Select Medical Delivery (load adj.)	4.16%	30.21%	37.85%	144.58%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Health Care	-5.19%	-3.76%	152.35%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Medical Delivery	34.24%	7.28%	9.69%
Select Medical Delivery (load adj.)	30.21%	6.63%	9.36%
S&P 500	-24.39%	13.33%	13.46%
GS Health Care	-3.76%	20.34%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Delivery Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $24,458 - a 144.58% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
UnitedHealth Group, Inc.	6.2
HCA - The Healthcare Co.	5.9
Cardinal Health, Inc.	5.6
McKesson HBOC, Inc.	5.4
Tenet Healthcare Corp.	5.3
CIGNA Corp.	4.5
Wellpoint Health Networks, Inc.	4.1
HealthSouth Corp.	4.0
AmerisourceBergen Corp.	3.1
Manor Care, Inc.	2.7
46.8
Top Industries as of August 31, 2001
% of fund's net assets
Health Care Providers & Services	85.8%
Pharmaceuticals	2.4%
Software	1.3%
Health Care Equipment & Supplies	0.7%
Commercial Services & Supplies	0.4%
All Others *	9.4%

* Includes short-term investments and net other assets.

Semiannual Report

Medical Delivery Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Sanjeev Makan, Portfolio Manager of Fidelity Select Medical Delivery Portfolio

Q. How did the fund perform, Sanjeev?

A. It performed very well. For the six-month period that ended August 31, 2001, the fund returned 7.38%. By comparison, the Goldman Sachs Health Care Index - an index of 111 stocks designed to measure the performance of companies in the health care sector - fell 5.19%. The fund also compares its performance to the Standard & Poor's 500 Index, which dropped 7.97% during the same time period. For the 12-month period that ended August 31, 2001, the fund returned 34.24%, beating the performance of the Goldman Sachs index, which declined 3.76%, and the S&P 500 index, which fell 24.39%.

Q. How did you beat the performance of the fund's benchmarks by such a wide margin?

A. The fund invests in a much narrower range of stocks than the Goldman Sachs index. Most of the fund's holdings are defensive in nature, so the economic slowdown meant good news for many medical delivery stocks. In particular, the fund's focus on hospitals, which were among the best performers in the health care sector, helped its relative performance. By contrast, the Goldman Sachs index included a larger component of pharmaceutical and biotechnology issues, which were more volatile during the period and did not do as well. The S&P 500 index, which invests in an even broader range of stocks, including large-cap technology stocks, had much greater exposure to the economic slowdown, hurting its performance to an even larger degree.

Q. What was your strategy during the period?

A. I looked for companies that would benefit from a more favorable environment resulting from increased Medicare reimbursements approved by Congress. In particular, I increased the fund's focus on those companies that were helped by improved pricing from both private payers and Medicare. Among the strongest performers were hospitals and nursing homes. These companies also were helped by ongoing strength in admission growth as they grew market share and benefited from the increasing demands of an aging population.

Q. What stocks helped the fund's performance?

A. As I mentioned, the fund's hospital stocks generally did well. Tenet and HCA, both large hospital management companies, performed well due to improved pricing and strong admission growth. McKesson operates a wholesale pharmaceutical distributor and an information technology (IT) company for health care providers. It surprised skeptical investors by executing effectively on its drug distribution strategy. The company also integrated its IT business, which benefited from improved financial conditions in the health care industry, spurring hospitals and doctors to increase IT spending.

Q. What stocks hurt the fund's performance?

A. Insurers CIGNA and Aetna performed poorly for the same reasons that hospitals performed so well. As volumes increased, insurers were hurt by higher-than-expected costs due to greater-than-expected medical cost inflation. Specifically, medical claims increased faster than anticipated, and insurers' costs went up, causing their stocks to perform poorly. Priority Healthcare's profitability came under pressure in an increasingly competitive environment, and its stock performance slumped.

Q. What's your outlook for the coming months, Sanjeev?

A. In light of the recent tragic events in this country that occurred shortly after the close of the period, there is clearly greater uncertainty in the outlook for the economy and the more economically sensitive sectors in particular. Because of their defensive nature, however, health care companies have enjoyed very stable demand for some time now and, to date, many continue to enjoy relatively strong pricing ability. While several of these stocks have performed well and are more expensive than they were a year ago, I believe the outlook for this sector remains better than most of the economy. As I look to the near-term, I remain optimistic about the prospects for medical delivery stocks.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 30, 1986

Fund number: 505

Trading symbol: FSHCX

Size: as of August 31, 2001, more than
$233 million

Manager: Sanjeev Makan, since 2000; analyst, health care industry, since 2000; computer services and software industries, 1997-2000; joined Fidelity in 1997

Semiannual Report

Medical Delivery Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 0.3%
Amgen, Inc. (a)	5,600	$ 360,080
Gilead Sciences, Inc. (a)	3,300	200,343
IDEC Pharmaceuticals Corp. (a)	2,400	142,248
Millennium Pharmaceuticals, Inc. (a)	2,400	66,000
TOTAL BIOTECHNOLOGY		768,671
COMMERCIAL SERVICES & SUPPLIES - 0.4%
IMS Health, Inc.	1,600	42,592
MedQuist, Inc. (a)	12,430	320,073
National Data Corp.	16,100	621,621
TOTAL COMMERCIAL SERVICES & SUPPLIES		984,286
HEALTH CARE EQUIPMENT & SUPPLIES - 0.7%
Guidant Corp. (a)	14,600	527,352
Radiologix, Inc. (a)	109,400	716,570
Stryker Corp.	6,700	367,361
Zimmer Holdings, Inc. (a)	120	3,264
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		1,614,547
HEALTH CARE PROVIDERS & SERVICES - 85.8%
Accredo Health, Inc. (a)	15,000	552,750
AdvancePCS (a)	38,300	2,870,968
Aetna, Inc. (a)	198,700	5,941,130
AmeriPath, Inc. (a)	20,000	664,600
AmerisourceBergen Corp. (a)	112,189	7,229,459
AmSurg Corp. (a)	25,600	589,568
Apria Healthcare Group, Inc. (a)	82,300	2,235,268
Beverly Enterprises, Inc. (a)	291,300	2,913,000
Cardinal Health, Inc.	178,872	13,046,924
Caremark Rx, Inc. (a)	239,840	4,190,005
CIGNA Corp.	117,200	10,548,000
Community Health Systems, Inc. (a)	131,700	4,115,625
Covance, Inc. (a)	60,500	1,162,810
Coventry Health Care, Inc. (a)	58,200	1,358,970
DaVita, Inc. (a)	36,300	749,595
Express Scripts, Inc. (a)	28,800	1,541,376
First Health Group Corp. (a)	116,900	3,273,200
HCA - The Healthcare Co.	301,023	13,768,792
Health Management Associates, Inc. Class A (a)	170,017	3,391,839
Health Net, Inc. (a)	70,600	1,332,222
HealthSouth Corp. (a)	511,900	9,255,152
Henry Schein, Inc. (a)	30,600	1,111,392
Hooper Holmes, Inc.	7,600	45,600
Humana, Inc. (a)	53,600	643,200
IMPATH, Inc. (a)	1,500	64,500

	Shares	Value (Note 1)
Laboratory Corp. of America Holdings (a)	62,100	$ 4,837,590
LifePoint Hospitals, Inc. (a)	60,500	2,588,795
Lincare Holdings, Inc. (a)	194,700	5,531,427
Magellan Health Services, Inc. (a)	97,400	1,290,550
Manor Care, Inc. (a)	228,000	6,413,640
McKesson HBOC, Inc.	321,700	12,626,725
Mid Atlantic Medical Services, Inc. (a)	59,100	1,241,100
Omnicare, Inc.	150,700	3,604,744
Orthodontic Centers of America, Inc. (a)	35,900	992,635
Oxford Health Plans, Inc. (a)	118,400	3,549,632
PacifiCare Health Systems, Inc. (a)	17,100	251,370
PAREXEL International Corp. (a)	1,000	14,250
Patterson Dental Co. (a)	89,900	3,082,671
Pharmaceutical Product Development, Inc. (a)	28,800	868,608
Priority Healthcare Corp. Class B (a)	45,200	1,141,300
Province Healthcare Co. (a)	71,150	2,611,205
Quest Diagnostics, Inc. (a)	14,600	914,690
Quintiles Transnational Corp. (a)	92,300	1,616,173
RehabCare Group, Inc. (a)	31,700	1,284,801
Renal Care Group, Inc. (a)	74,450	2,438,982
Service Corp. International (SCI) (a)	29,200	202,356
Sunrise Assisted Living, Inc. (a)	21,600	548,640
Syncor International Corp. (a)	38,600	1,410,444
Tenet Healthcare Corp. (a)	225,700	12,508,294
Triad Hospitals, Inc. (a)	167,954	6,071,537
Trigon Healthcare, Inc. (a)	48,200	3,120,950
U.S. Oncology, Inc. (a)	86,400	732,672
Unilab Corp.	16,500	431,475
UnitedHealth Group, Inc.	212,400	14,455,943
Universal Health Services, Inc. Class B (a)	42,100	1,991,330
Wellpoint Health Networks, Inc. (a)	91,100	9,700,328
TOTAL HEALTH CARE PROVIDERS & SERVICES		200,670,802
INTERNET SOFTWARE & SERVICES - 0.3%
WebMD Corp. (a)	165,120	809,088
IT CONSULTING & SERVICES - 0.1%
IDX Systems Corp. (a)	9,500	143,925
PHARMACEUTICALS - 2.4%
American Home Products Corp.	16,700	935,200
Bristol-Myers Squibb Co.	1,200	67,368
Eli Lilly & Co.	600	46,578
Emisphere Technologies, Inc. (a)	21,900	618,675
Forest Laboratories, Inc. (a)	21,400	1,562,414
IVAX Corp. (a)	13,600	457,776
Pfizer, Inc.	1,600	61,296
Sanofi-Synthelabo SA	17,600	1,155,792
Common Stocks - continued
	Shares	Value (Note 1)
PHARMACEUTICALS - CONTINUED
Schering-Plough Corp.	500	$ 19,065
Teva Pharmaceutical Industries Ltd. sponsored ADR	8,400	597,240
TOTAL PHARMACEUTICALS		5,521,404
SOFTWARE - 1.3%
Cerner Corp. (a)	28,800	1,396,512
Eclipsys Corp. (a)	59,500	1,532,125
TOTAL SOFTWARE		2,928,637
TOTAL COMMON STOCKS (Cost $163,954,510)		213,441,360
Cash Equivalents - 10.3%

Fidelity Cash Central Fund, 3.64% (b)	20,143,482	20,143,482
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	4,030,000	4,030,000
TOTAL CASH EQUIVALENTS (Cost $24,173,482)		24,173,482
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $188,127,992)		237,614,842
NET OTHER ASSETS - (1.6)%		(3,673,674)
NET ASSETS - 100%		$ 233,941,168
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $120,173,056 and $76,921,757, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $4,529 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $188,880,821. Net unrealized appreciation aggregated $48,734,021, of which $52,850,841 related to appreciated investment securities and $4,116,820 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $42,285,000 of which $10,988,000, $27,680,000 and $3,617,000 will expire on February 28, 2007, February 29, 2008 and February 28, 2009, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $1,257,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Delivery Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $3,995,280) (cost $188,127,992) - See accompanying schedule		$ 237,614,842
Receivable for fund shares sold		1,553,284
Dividends receivable		33,475
Interest receivable		60,578
Redemption fees receivable		1,018
Other receivables		974
Total assets		239,264,171
Liabilities
Payable for fund shares redeemed	$ 1,097,163
Accrued management fee	108,633
Other payables and accrued expenses	87,207
Collateral on securities loaned, at value	4,030,000
Total liabilities		5,323,003
Net Assets		$ 233,941,168
Net Assets consist of:
Paid in capital		$ 226,751,309
Accumulated net investment loss		(518,398)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,778,593)
Net unrealized appreciation (depreciation) on investments		49,486,850
Net Assets, for 8,464,572 shares outstanding		$ 233,941,168
Net Asset Value and redemption price per share ($233,941,168 ÷ 8,464,572 shares)		$27.64
Maximum offering price per share (100/97.00 of $27.64)		$28.49

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 115,166
Interest		308,174
Security lending		5,719
Total income		429,059
Expenses
Management fee	$ 465,388
Transfer agent fees	399,623
Accounting and security lending fees	52,952
Non-interested trustees' compensation	1,489
Custodian fees and expenses	5,221
Registration fees	27,206
Audit	10,248
Legal	483
Shareholder reports	15,329
Miscellaneous	144
Total expenses before reductions	978,083
Expense reductions	(30,626)	947,457
Net investment income (loss)		(518,398)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	2,718,799
Foreign currency transactions	204	2,719,003
Change in net unrealized appreciation (depreciation) on investment securities		5,247,497
Net gain (loss)		7,966,500
Net increase (decrease) in net assets resulting from operations		$ 7,448,102
Other Information Sales charges paid to FDC		$ 203,497
Deferred sales charges withheld by FDC		$ 665
Exchange fees withheld by FSC		$ 7,793

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Medical Delivery Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (518,398)	$ (578,579)
Net realized gain (loss)	2,719,003	(1,290,980)
Change in net unrealized appreciation (depreciation)	5,247,497	45,908,383
Net increase (decrease) in net assets resulting from operations	7,448,102	44,038,824
Share transactions Net proceeds from sales of shares	172,948,615	397,315,245
Cost of shares redeemed	(120,595,901)	(313,051,484)
Net increase (decrease) in net assets resulting from share transactions	52,352,714	84,263,761
Redemption fees	140,930	590,934
Total increase (decrease) in net assets	59,941,746	128,893,519
Net Assets
Beginning of period	173,999,422	45,105,903
End of period (including accumulated net investment loss of $518,398 and $0, respectively)	$ 233,941,168	$ 173,999,422
Other Information Shares
Sold	6,588,922	17,422,380
Redeemed	(4,884,991)	(13,602,853)
Net increase (decrease)	1,703,931	3,819,527

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 H	1999	1998	1997
Net asset value, beginning of period	$ 25.74	$ 15.34	$ 19.08	$ 28.32	$ 28.29	$ 29.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.10)	(.18)	(.06) F	(.24)	(.23)
Net realized and unrealized gain (loss)	1.96	10.39	(3.61)	(7.88)	5.45	2.92
Total from investment operations	1.88	10.29	(3.79)	(7.94)	5.21	2.69
Less Distributions
From net realized gain	-	-	-	(1.21)	(5.23)	(3.45)
In excess of net realized gain	-	-	-	(.13)	-	-
Total distributions	-	-	-	(1.34)	(5.23)	(3.45)
Redemption fees added to paid in capital	.02	.11	.05	.04	.05	.05
Net asset value, end of period	$ 27.64	$ 25.74	$ 15.34	$ 19.08	$ 28.32	$ 28.29
Total Return B, C, D	7.38%	67.80%	(19.60)%	(29.47)%	21.97%	10.50%
Ratios to Average Net Assets
Expenses before expense reductions	1.18% A	1.25%	1.73%	1.40%	1.57%	1.57%
Expenses net of voluntary waivers, if any	1.18% A	1.25%	1.73%	1.40%	1.57%	1.57%
Expenses net of all reductions	1.14% A, G	1.22% G	1.67% G	1.37% G	1.53% G	1.53% G
Net investment income (loss)	(.62)% A	(.46)%	(1.02)%	(.25)%	(.88)%	(.84)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 233,941	$ 173,999	$ 45,106	$ 76,842	$ 155,542	$ 192,385
Portfolio turnover rate	98% A	113%	154%	67%	109%	78%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.12 per share. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Medical Equipment and Systems Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Life of fund
Select Medical Equipment and Systems	-3.76%	-2.12%	87.93%
Select Medical Equipment and Systems (load adj.)	-6.64%	-5.06%	82.30%
S&P 500	-7.97%	-24.39%	9.06%
GS Health Care	-5.19%	-3.76%	42.27%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on April 28, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Life of fund
Select Medical Equipment and Systems	-2.12%	20.76%
Select Medical Equipment and Systems (load adj.)	-5.06%	19.66%
S&P 500	-24.39%	2.63%
GS Health Care	-3.76%	11.11%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Medical Equipment and Systems Portfolio on April 28, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $18,230 - an 82.30% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,906 - a 9.06% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Guidant Corp.	6.7
Cardinal Health, Inc.	5.7
Becton, Dickinson & Co.	5.4
Medtronic, Inc.	5.3
Chiron Corp.	5.0
Biomet, Inc.	5.0
Baxter International, Inc.	5.0
St. Jude Medical, Inc.	4.4
Stryker Corp.	4.2
Allergan, Inc.	4.0
50.7
Top Industries as of August 31, 2001
% of fund's net assets
Health Care Equipment & Supplies	60.0%
Pharmaceuticals	11.5%
Health Care Providers & Services	7.9%
Biotechnology	6.4%
Electronic Equipment & Instruments	3.4%
All Others *	10.8%

* Includes short-term investments and net other assets.

Semiannual Report

Medical Equipment and Systems Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Christine Schaulat, Portfolio Manager of Fidelity Select Medical Equipment and Systems Portfolio

Q. How did the fund perform, Christine?

A. The fund performed relatively well in a difficult market environment. For the six months that ended August 31, 2001, the fund returned -3.76%. In comparison, the Goldman Sachs Health Care Index - an index of 111 stocks designed to measure the performance of companies in the health care sector - declined 5.19% during the period, while the Standard & Poor's 500 Index fell 7.97%. For the 12 months that ended August 31, 2001, the fund returned -2.12%, while the Goldman Sachs index and the S&P 500 returned -3.76% and -24.39%, respectively.

Q. What factors helped the fund's performance during the six-month period?

A. Given the disappointing earnings growth posted by other sectors, the defensive nature of health care stocks resulted in relatively positive performance. Regardless of the economic climate, people still need to go to hospitals, and still require medical devices and medicines, so the earnings growth of health care companies is typically less affected by an economic downturn. During this particular period, investors gravitated toward the group's reliable earnings growth and the fund benefited accordingly. Good stock selection within the orthopedic area also helped, as did the fund's minimal exposure to biotechnology stocks, which struggled during the period.

Q. Can you provide more detail on some of the stocks that boosted the fund's performance?

A. The fund's best performer was Minnesota-based St. Jude Medical, which develops, manufactures and distributes a variety of cardiology-related devices. The company's development of a new dual-chamber heart defibrillator enabled it to gain market share over its competitors during the period. Orthopedics was another area of opportunity, as the group benefited from strong growth in the number of procedures performed, as well as pricing increases and a willingness on the part of investors to pay up for earnings growth. As such, the fund's stake in Biomet - which makes hip and knee joint replacement devices - contributed positively. The fund's investments in MiniMed, which makes insulin pumps for diabetic patients, and C.R. Bard, a leading medical device company, also performed well, as both of these companies were acquired during the period.

Q. You've been a big believer in cardio-related stocks since you began managing the fund. How did this group perform during the period?

A. Cardio stocks in general were a mixed bag. Guidant - the fund's largest individual position at the end of the period - struggled as the market became increasingly concerned about the company's stent business. At issue was the potential for drug coated stents to enter the U.S. market in 2003, and the fact that Guidant had fallen behind other competitors in terms of developing these new products. Guidant also failed to receive FDA approval for its new heart failure device. Medtronic, meanwhile, was another disappointment as the stock struggled in 2001 due to its high valuation at the end of 2000. On a positive note, St. Jude, as I mentioned earlier, continued to gain market share and performed well. In general, I'm still optimistic on cardio stocks over the long term, as the outlook for procedure growth remains compelling. Cardiology is where the growth is in the medical device world.

Q. Which other stocks performed well? Which were disappointments?

A. Baxter International continued to perform well, as demand for recombinant Factor VIII - the company's blood-clotting medicine for hemophiliac patients - remained strong. Drug distributor Cardinal Health was another solid performer. In terms of disappointments, the fund's investment in Waters depreciated during the period. Waters makes analytical tools that assist pharmaceutical companies in the drug discovery process, and demand for these products tapered off as the period progressed. Eye care company Bausch & Lomb was another weak performer. Much of the company's profitability comes from saline solution sales, which declined as more and more people switched to disposable contact lenses.

Q. What's your outlook?

A. The horrific events that took place in the U.S. on September 11, after the end of the period, will most likely have a negative effect on our economy. As a result, investors may continue to be on the lookout for stable earnings growth and stability, which I believe the health care sector can continue to provide.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: April 28, 1998

Fund number: 354

Trading symbol: FSMEX

Size: as of August 31, 2001, more than $120 million

Manager: Christine Schaulat, since 2000; analyst, Internet securities, 1999-2000; manager, Fidelity Select Banking Portfolio, 1998-1999; joined Fidelity in 1997

Semiannual Report

Medical Equipment and Systems Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.2%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 6.4%
Applera Corp. - Celera Genomics Group (a)	46,200	$ 1,226,610
Chiron Corp. (a)	131,200	6,116,544
Human Genome Sciences, Inc. (a)	2,100	94,248
Millennium Pharmaceuticals, Inc. (a)	12,200	335,500
TOTAL BIOTECHNOLOGY		7,772,902
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.4%
Mettler-Toledo International, Inc. (a)	9,010	412,388
Waters Corp. (a)	111,640	3,698,633
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		4,111,021
HEALTH CARE EQUIPMENT & SUPPLIES - 60.0%
Apogent Technologies, Inc.	70,860	1,703,474
Applera Corp. - Applied Biosystems Group	136,000	3,401,360
Bausch & Lomb, Inc.	64,980	2,363,323
Baxter International, Inc.	115,820	5,976,312
Beckman Coulter, Inc.	28,500	1,303,020
Becton, Dickinson & Co.	182,760	6,566,567
Biomet, Inc.	217,347	6,005,298
Boston Scientific Corp. (a)	148,500	2,836,350
C.R. Bard, Inc.	33,330	1,928,141
Cerus Corp. (a)	7,400	398,268
Cooper Companies, Inc.	19,500	994,695
Cyberonics, Inc. (a)	13,600	238,000
Cytyc Corp. (a)	95,800	2,321,234
DENTSPLY International, Inc.	39,600	1,766,952
Edwards Lifesciences Corp. (a)	7,800	205,062
Guidant Corp. (a)	224,720	8,116,886
Hillenbrand Industries, Inc.	59,000	3,203,700
Inhale Therapeutic Systems, Inc. (a)	20,500	297,865
Invacare Corp.	21,400	854,930
Medtronic, Inc.	140,716	6,408,207
Ocular Sciences, Inc. (a)	15,300	325,125
ORATEC Interventions, Inc. (a)	95,500	864,275
Orthofix International NV (a)	21,470	601,160
Resmed, Inc. (a)	8,600	472,570
Respironics, Inc. (a)	18,300	613,233
St. Jude Medical, Inc. (a)	77,600	5,338,880
Steris Corp. (a)	60,900	1,317,876
Stryker Corp.	92,280	5,059,712
Sybron Dental Specialties, Inc. (a)	18,653	393,205
Varian Medical Systems, Inc. (a)	7,000	462,000
TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		72,337,680
HEALTH CARE PROVIDERS & SERVICES - 7.9%
Cardinal Health, Inc.	94,350	6,881,889
Quest Diagnostics, Inc. (a)	42,600	2,668,890
TOTAL HEALTH CARE PROVIDERS & SERVICES		9,550,779

	Shares	Value (Note 1)
PHARMACEUTICALS - 11.5%
Abbott Laboratories	92,820	$ 4,613,154
Allergan, Inc.	66,800	4,826,300
Johnson & Johnson	83,500	4,401,285
TOTAL PHARMACEUTICALS		13,840,739
TOTAL COMMON STOCKS (Cost $107,280,628)		107,613,121
Cash Equivalents - 11.2%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 3.65%, dated 8/31/01 due 9/4/01	$ 2,737,108	2,736,000
	Shares
Fidelity Cash Central Fund, 3.64% (b)	10,351,316	10,351,316
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	364,800	364,800
TOTAL CASH EQUIVALENTS (Cost $13,452,116)		13,452,116
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $120,732,744)		121,065,237
NET OTHER ASSETS - (0.4)%		(484,252)
NET ASSETS - 100%		$ 120,580,985
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $29,880,599 and $41,862,219, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $186 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $121,928,946. Net unrealized depreciation aggregated $863,709, of which $12,398,723 related to appreciated investment securities and $13,262,432 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Medical Equipment and Systems Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $351,680 and repurchase agreements of $2,736,000) (cost $120,732,744) - See accompanying schedule		$ 121,065,237
Receivable for fund shares sold		416,780
Dividends receivable		44,780
Interest receivable		25,750
Redemption fees receivable		489
Other receivables		382
Total assets		121,553,418
Liabilities
Payable for investments purchased	$ 255,218
Payable for fund shares redeemed	233,455
Accrued management fee	54,855
Other payables and accrued expenses	64,105
Collateral on securities loaned, at value	364,800
Total liabilities		972,433
Net Assets		$ 120,580,985
Net Assets consist of:
Paid in capital		$ 117,871,930
Accumulated net investment loss		(273,073)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,649,635
Net unrealized appreciation (depreciation) on investments		332,493
Net Assets, for 7,929,805 shares outstanding		$ 120,580,985
Net Asset Value and redemption price per share ($120,580,985 ÷ 7,929,805 shares)		$15.21
Maximum offering price per share (100/97.00 of $15.21)		$15.68

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 274,362
Interest		145,544
Security lending		7,511
Total income		427,417
Expenses
Management fee	$ 326,224
Transfer agent fees	308,025
Accounting and security lending fees	37,463
Non-interested trustees' compensation	195
Custodian fees and expenses	3,806
Registration fees	14,540
Audit	7,235
Legal	330
Reports to shareholders	11,128
Miscellaneous	131
Total expenses before reductions	709,077
Expense reductions	(8,587)	700,490
Net investment income (loss)		(273,073)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,310,499
Foreign currency transactions	277	3,310,776
Change in net unrealized appreciation (depreciation) on investment securities		(10,398,494)
Net gain (loss)		(7,087,718)
Net increase (decrease) in net assets resulting from operations		$ (7,360,791)
Other Information Sales charges paid to FDC		$ 167,322
Deferred sales charges withheld by FDC		$ 162
Exchange fees withheld by FSC		$ 3,308

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Medical Equipment and Systems Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (273,073)	$ (120,731)
Net realized gain (loss)	3,310,776	9,941,944
Change in net unrealized appreciation (depreciation)	(10,398,494)	7,209,520
Net increase (decrease) in net assets resulting from operations	(7,360,791)	17,030,733
Distributions to shareholders from net realized gains	(2,416,826)	(11,233,966)
Share transactions Net proceeds from sales of shares	50,499,261	180,377,352
Reinvestment of distributions	2,343,549	10,789,874
Cost of shares redeemed	(56,199,857)	(115,511,904)
Net increase (decrease) in net assets resulting from share transactions	(3,357,047)	75,655,322
Redemption fees	54,231	179,034
Total increase (decrease) in net assets	(13,080,433)	81,631,123
Net Assets
Beginning of period	133,661,418	52,030,295
End of period (including accumulated net investment loss of $273,073 and $0, respectively)	$ 120,580,985	$ 133,661,418
Other Information Shares
Sold	3,280,618	11,390,731
Issued in reinvestment of distributions	168,479	729,628
Redeemed	(3,776,749)	(7,399,625)
Net increase (decrease)	(327,652)	4,720,734

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 H	1999 F
Net asset value, beginning of period	$ 16.19	$ 14.71	$ 12.10	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.04)	(.02)	(.08)	(.11)
Net realized and unrealized gain (loss)	(.61)	3.78	3.09	2.18
Total from investment operations	(.65)	3.76	3.01	2.07
Less Distributions
From net realized gain	(.34)	(2.31)	(.42)	-
Redemption fees added to paid in capital	.01	.03	.02	.03
Net asset value, end of period	$ 15.21	$ 16.19	$ 14.71	$ 12.10
Total Return B, C, D	(3.76)%	28.41%	25.68%	21.00%
Ratios to Average Net Assets
Expenses before expense reductions	1.23% A	1.24%	1.66%	2.39% A
Expenses net of voluntary waivers, if any	1.23% A	1.24%	1.66%	2.39% A
Expenses net of all reductions	1.21% A, G	1.23% G	1.65% G	2.38% A, G
Net investment income (loss)	(.47)% A	(.12)%	(.61)%	(1.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 120,581	$ 133,661	$ 52,030	$ 28,594
Portfolio turnover rate	54% A	64%	101%	85% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F For the period April 28, 1998 (commencement of operations) to February 28, 1999. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Pharmaceuticals Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Period ended August 31, 2001	Life of fund
Select Pharmaceuticals	-3.20%
Select Pharmaceuticals (load adj.)	-6.10%
S&P 500	-5.93%
GS Health Care	-3.33%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, since the fund started on June 18, 2001. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Health Care Index - a market capitalization-weighted index of 111 stocks designed to measure the performance of companies in the health care sector. Issues in the index include providers of health care related services including long-term care and hospital facilities, health care management organizations and continuing care services. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Bristol-Myers Squibb Co.	8.6
Merck & Co., Inc.	8.5
Pfizer, Inc.	8.4
Novartis AG sponsored ADR	8.2
GlaxoSmithKline PLC sponsored ADR	8.1
AstraZeneca PLC sponsored ADR	7.1
Aventis SA sponsored ADR	4.8
American Home Products Corp.	4.7
Sanofi-Synthelabo SA	3.7
Takeda Chemical Industries Ltd.	3.4
65.5
Top Industries as of August 31, 2001
% of fund's net assets
Pharmaceuticals	90.0%
Health Care Providers & Services	5.7%
Biotechnology	0.1%
Personal Products	0.1%
All Others *	4.1%

* Includes short-term investments and net other assets.

Semiannual Report

Pharmaceuticals Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Yolanda Strock, Portfolio Manager of Fidelity Select Pharmaceuticals Portfolio

Q. How did the fund perform, Yolanda?

A. From its inception on June 18, 2001, through August 31, 2001, the fund returned -3.20%. This return was in line with the Goldman Sachs Health Care Index - an index of 111 stocks designed to measure the performance of companies in the health care sector - which fell 3.33%. The fund outperformed the Standard & Poor's 500 Index, which fell 5.93% during the same period. Going forward, we'll look at the fund's performance in six- and 12-month intervals.

Q. How would you characterize the recent market environment for pharmaceutical stocks?

A. Coming into 2001, the valuations of drug stocks were high relative to the other areas of the market, as investors shifted out of more speculative growth companies and toward stocks with stable earnings growth, such as pharmaceuticals. For most of 2001, however, investors took profits in drug stocks, which put downward pressure on prices. The bulk of the health care sector's negative return was the result of this profit-taking. In particular, the declining valuation of both Pfizer and Pharmacia, two of the fund's largest detractors, are cases in point. Additionally, a variety of industry factors, including concerns about patent expirations, a lengthening of the Food and Drug Administration's (FDA) approval process and potential political reforms weighed heavily on the fund.

Q. Do you expect these factors to put further pressure on stock prices?

A. In the short term, perhaps. Investors grew nervous about the increasing length of time it takes to get new products approved by the FDA, which delayed the launch of new drugs that could have hit the market and offset several high-profile patent expirations. Patent expirations have allowed cheaper generic drugs to take market share away from large companies selling branded drugs. For example, Merck pre-announced weaker second-quarter earnings because its gross profit margins deteriorated more than expected in the face of generic competition. The good news is that the worst stretch of the industry's patent expirations should end this calendar year. Furthermore, the proliferation of generic drugs has benefited some companies, such as Barr Laboratories and Cardinal Health, two of the fund's top performers. In terms of political reforms, the near-term likelihood of Medicare drug benefit legislation - which could reduce the pricing power of drug companies, and possibly profits - is uncertain. While these factors may cause some short-term volatility, there are more influential long-term factors that make pharmaceuticals look attractive.

Q. Can you elaborate on those positive factors?

A. To begin with, the industry is spending more than ever before on research and development - in excess of $30 billion in 2001 - for new compounds to address unmet medical needs and major diseases. Additionally, there are thousands of potential treatments for diseases currently in clinical trials. Another positive factor is demographics. The baby-boomer generation continues to age, entering the most health-care intensive period of their lives. This trend could drive the volume growth of pharmaceutical companies over the next 10-20 years. Further, advances in biotechnology, such as the mapping of the human genome, have increased the number of targets at which to aim new medicines.

Q. More than 40% of the fund's assets were invested in drug companies based overseas. Why?

A. The pharmaceutical industry is now global. U.S.-based pharmaceutical companies generate roughly 40% of their annual sales from overseas operations. Pharmaceutical companies based overseas sell roughly 50% of their drugs in the U.S. Owning both domestic and international-based firms adds diversification to the fund, helping to reduce risk. The positive effects of diversification were illustrated by European-based Bayer's voluntary recall of its Baycol cholesterol drug in August, which was linked to 52 deaths and kidney failure, and used by roughly 700,000 Americans. One of the biggest benefits of this recall was higher sales for Pravacol, a cholesterol drug made by Bristol-Myers Squibb, the fund's top holding. This recall helped make Bristol our top performer. Owning overseas drug companies also gives me the flexibility to take advantage of new product cycles that look promising. For example, European-based AstraZeneca has its own cholesterol drug, Crestor, that is expected to be available in 2002.

Q. What's your outlook, Yolanda?

A. I think pharmaceutical stocks have the potential for a strong second half of 2001. Excluding 1993, there's only been one month during the past 10 years - March of 2000 - when the valuations of drug stocks were reduced to the same price-to-earnings multiple as the S&P 500. During the six months following that occasion, drug stocks went on to outperform the index by roughly 50%. A similar valuation decline occurred again during this past period. Additionally, only once in the past 38 quarters have health care stocks not outperformed the broader market when they've been below relative historical valuations and had better relative earnings growth.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 18, 2001

Fund number: 580

Trading symbol: FPHAX

Size: as of August 31, 2001, more than
$38 million

Manager: Yolanda Strock, since June 2001; manager, Fidelity Select Health Care Portfolio, since 2000; several other Fidelity Select Portfolios, 1997-2000; joined Fidelity in 1997

Semiannual Report

Pharmaceuticals Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value (Note 1)
BIOTECHNOLOGY - 0.1%
QLT, Inc. (a)	1,690	$ 32,897
HEALTH CARE PROVIDERS & SERVICES - 5.7%
AmerisourceBergen Corp. (a)	5,170	333,155
Cardinal Health, Inc.	15,890	1,159,017
McKesson HBOC, Inc.	17,430	684,128
TOTAL HEALTH CARE PROVIDERS & SERVICES		2,176,300
PERSONAL PRODUCTS - 0.1%
Perrigo Co. (a)	1,770	28,568
PHARMACEUTICALS - 90.0%
Allergan, Inc.	7,450	538,263
Altana AG	2,970	146,178
American Home Products Corp.	32,420	1,815,520
AstraZeneca PLC sponsored ADR	56,330	2,732,005
Aventis SA sponsored ADR	25,040	1,827,920
Barr Laboratories, Inc. (a)	4,200	351,708
Biovail Corp. (a)	3,410	157,017
Bristol-Myers Squibb Co.	58,840	3,303,277
CIMA Labs, Inc. (a)	630	33,724
CSL Ltd.	3,470	84,754
Daiichi Pharmaceutical Co. Ltd.	16,000	374,490
Elan Corp. PLC sponsored ADR (a)	7,750	402,613
Eli Lilly & Co.	16,160	1,254,501
Forest Laboratories, Inc. (a)	14,660	1,070,327
Fujisawa Pharmaceutical Co. Ltd.	21,000	407,535
GlaxoSmithKline PLC sponsored ADR	58,800	3,113,460
H. Lundbeck AS	7,180	244,283
IVAX Corp. (a)	8,390	282,407
Johnson & Johnson	3	158
King Pharmaceuticals, Inc. (a)	6,013	260,062
Merck & Co., Inc.	50,320	3,275,832
Merck Kgaa	1,120	43,283
Mylan Laboratories, Inc.	4,410	145,486
Novartis AG sponsored ADR	86,340	3,148,820
Novo-Nordisk AS Series B	10,550	441,574
Pfizer, Inc.	84,140	3,223,403
Pharmacia Corp.	28,900	1,144,439
Roche Holding AG (participation certificates)	7,240	520,096
Sankyo Co. Ltd.	19,000	391,918
Sanofi-Synthelabo SA	21,550	1,415,188
Schering AG (a)	4,970	259,790
Schering-Plough Corp.	11,590	441,927
Takeda Chemical Industries Ltd. (a)	32,000	1,317,449
Teva Pharmaceutical Industries Ltd. sponsored ADR	5,310	377,541
TOTAL PHARMACEUTICALS		34,546,948
TOTAL COMMON STOCKS (Cost $37,468,644)		36,784,713
Cash Equivalents - 6.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.64% (b) (Cost $2,302,166)	2,302,166	$ 2,302,166
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $39,770,810)		39,086,879
NET OTHER ASSETS - (1.9)%		(732,767)
NET ASSETS - 100%		$ 38,354,112
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $39,375,474 and $1,787,681, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $645 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	54.6%
United Kingdom	15.2
Switzerland	9.6
France	8.5
Japan	6.5
Denmark	1.7
Germany	1.2
Ireland	1.0
Israel	1.0
Others (individually less than 1%)	0.7
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $39,864,918. Net unrealized depreciation aggregated $778,039, of which $652,584 related to appreciated investment securities and $1,430,623 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Pharmaceuticals Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $39,770,810) - See accompanying schedule		$ 39,086,879
Receivable for fund shares sold		609,059
Dividends receivable		55,238
Interest receivable		8,278
Redemption fees receivable		241
Prepaid expenses		21,311
Total assets		39,781,006
Liabilities
Payable for investments purchased	$ 1,196,241
Payable for fund shares redeemed	194,241
Accrued management fee	15,399
Other payables and accrued expenses	21,013
Total liabilities		1,426,894
Net Assets		$ 38,354,112
Net Assets consist of:
Paid in capital		$ 39,158,069
Accumulated net investment loss		(1,559)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(118,861)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(683,537)
Net Assets, for 3,962,621 shares outstanding		$ 38,354,112
Net Asset Value and redemption price per share ($38,354,112 ÷ 3,962,621 shares)		$9.68
Maximum offering price per share (100/97.00 of $9.68)		$9.98

Statement of Operations

	June 18, 2001 (commencement of operations) to August 31, 2001 (Unaudited)
Investment Income Dividends		$ 62,500
Interest		14,619
Total income		77,119
Expenses
Management fee	$ 24,846
Transfer agent fees	30,135
Accounting fees and expenses	12,146
Non-interested trustees' compensation	6
Custodian fees and expenses	1,986
Registration fees	7,425
Audit	3,055
Miscellaneous	250
Total expenses before reductions	79,849
Expense reductions	(1,171)	78,678
Net investment income (loss)		(1,559)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(119,149)
Foreign currency transactions	288	(118,861)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(683,931)
Assets and liabilities in foreign currencies	394	(683,537)
Net gain (loss)		(802,398)
Net increase (decrease) in net assets resulting from operations		$ (803,957)
Other Information Sales charges paid to FDC		$ 356,463
Exchange fees withheld by FSC		$ 150

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Pharmaceuticals Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	June 18, 2001 (commencement of operations) to August 31, 2001 (Unaudited)
Operations Net investment income (loss)	$ (1,559)
Net realized gain (loss)	(118,861)
Change in net unrealized appreciation (depreciation)	(683,537)
Net increase (decrease) in net assets resulting from operations	(803,957)
Share transactions Net proceeds from sales of shares	41,274,657
Cost of shares redeemed	(2,125,399)
Net increase (decrease) in net assets resulting from share transactions	39,149,258
Redemption fees	8,811
Total increase (decrease) in net assets	38,354,112
Net Assets
Beginning of period	-
End of period (including accumulated net investment loss of $1,559)	$ 38,354,112
Other Information Shares
Sold	4,178,981
Redeemed	(216,360)
Net increase (decrease)	3,962,621

Financial Highlights

Six months ended August 31, 2001 F
Selected Per-Share Data	(Unaudited)
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.00)
Net realized and unrealized gain (loss)	(.32)
Total from investment operations	(.32)
Redemption fees added to paid in capital	.00
Net asset value, end of period	$ 9.68
Total Return B, C, D	(3.20)%
Ratios to Average Net Assets
Expenses before expense reductions	1.74% A
Expenses net of voluntary waivers, if any	1.74% A
Expenses net of all reductions	1.72% A, G
Net investment income (loss)	(.03)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,354
Portfolio turnover rate	38% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F For the period June 18, 2001 (commencement of operations) to August 31, 2001. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Health Care Sector

Energy Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Energy	-8.02%	-7.94%	69.87%	164.79%
Select Energy (load adj.)	-10.78%	-10.71%	64.78%	156.85%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Natural Resources	-8.14%	-8.25%	49.62%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 118 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Energy	-7.94%	11.18%	10.23%
Select Energy (load adj.)	-10.71%	10.50%	9.89%
S&P 500	-24.39%	13.33%	13.46%
GS Natural Resources	-8.25%	8.39%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $25,685 - a 156.85% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
BP PLC sponsored ADR	10.6
Chevron Corp.	10.3
Royal Dutch Petroleum Co. (NY Shares)	7.7
Texaco, Inc.	7.4
Exxon Mobil Corp.	6.9
Conoco, Inc. Class B	3.9
Schlumberger Ltd. (NY Shares)	2.8
Conoco, Inc. Class A	2.7
USX - Marathon Group	2.6
Phillips Petroleum Co.	2.6
57.5
Top Industries as of August 31, 2001
% of fund's net assets
Oil & Gas	72.1%
Energy Equipment & Services	18.1%
Gas Utilities	0.9%
Industrial Conglomerates	0.2%
All Others *	8.7%

* Includes short-term investments and net other assets.

Semiannual Report

Energy Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Scott Offen, Portfolio Manager of Fidelity Select Energy Portfolio

Q. How did the fund perform, Scott?

A. For the six months that ended August 31, 2001, the fund returned -8.02%, slightly outpacing the Goldman Sachs Natural Resources Index - an index of 118 stocks designed to measure the performance of companies in the natural resources sector - which returned -8.14%. During the same period, the Standard & Poor's 500 Index returned -7.97%. For the 12 months that ended August 31, 2001, the fund returned -7.94%, while the Goldman Sachs and S&P 500 indexes returned -8.25% and -24.39%, respectively.

Q. What was the market like for energy stocks during the past six months?

A. Energy stocks fared reasonably well early on, until even they fell victim to the weakness spreading through the broader market during the summer months. Still, the sector showed some strength relative to other areas, particularly the beleaguered technology and telecommunications groups. Fueling this relative performance was a stronger-than-average pricing environment for oil and natural gas. OPEC - the Organization of Petroleum Exporting Countries - proved successful in maintaining control of production levels, which helped sustain the price of oil in the wake of a severe downturn in the global economy. Strong demand for oil and gasoline in the U.S. late in 2000, coupled with tight supply, caused OPEC to increase production twice, but not until oil had reached a lofty $37 per barrel and gas was scraping $2 per gallon. Much of the past six months saw slower-than-expected demand due to economic and weather factors and growing supply pressure, which caused inventories to rise and prices to fall. Strong oil flows from OPEC's previous production hikes, rising imports from Europe and refiners running at full tilt flooded the market, dragging prices to as low as nearly $24 per barrel. OPEC responded with two sizable production cuts during the first quarter of 2001. This action, plus a pick-up in gasoline consumption during the summer, began to lower inventories, yet gas prices still retreated to their lowest level in 18 months.

Q. What about natural gas?

A. A very tight supply of natural gas caused a threefold increase in the price of this commodity prior to the start of the period. However, that was all given back, and then some, in the spring and summer of 2001 as significant new injections from a couple of big finds in Canada teamed with slackening demand to sack prices.

Q. What factors had the most influence on fund performance during the period?

A. Positive security selection gave us a slight edge over the Goldman Sachs index. Focusing on the major integrated oil companies proved wise, as these firms generally benefited from better-than-average refining margins due to high oil prices. Conoco, Chevron and Texaco were some of the big winners here. We also had ample exposure to refining stocks, such as Tosco, which benefited from more stringent environmental regulations aimed at cleaner emissions. Our exploration and production holdings got an early boost from relatively high natural gas prices, although I scaled back on the group based on the deteriorating outlook for gas. Triton Energy was a major contributor from this space, surging over 50% in July after Amerada Hess agreed to acquire the independent oil and gas company at a sweetened premium. On the downside, stocks of drillers and other energy services providers swooned as oil and gas prices declined. We suffered from holding on to the services stocks that were leveraged to oil - due to its more stable pricing outlook - and dumping those names with heavy natural gas exposure, when it would have been smarter just to sell them all. Topping the list of detractors included Halliburton, Weatherford, National-Oilwell and Transocean Sedco Forex. Having virtually no exposure outside of energy also hurt relative to the Goldman Sachs index, which includes stocks from other industries within the natural resources sector - such as paper, forest products and non-ferrous metals - that far outpaced the market during the period. Stocks within these cyclically oriented groups responded well to the Federal Reserve Board's easier monetary policy to stimulate economic growth.

Q. What's your outlook?

A. The positive energy story is not finished, in my opinion, thanks to a favorable long-term trend in the supply/demand balance for the resource. But within the trend, inventory cycles likely will continue to provoke commodity and share price fluctuations. The integrated oil companies could be the big surprise here because they're running their businesses better and, therefore, even in a cyclical business, I believe they deserve higher valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 14, 1981

Fund number: 060

Trading symbol: FSENX

Size: as of August 31, 2001, more than
$242 million

Manager: Scott Offen, since 1999; manager, Fidelity Select Natural Resources Portfolio and Fidelity Advisor Natural Resources Portfolio, since 1999; several Fidelity Select Portfolios, 1988-1999; joined Fidelity in 1985

Semiannual Report

Energy Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.3%
	Shares	Value (Note 1)
ENERGY EQUIPMENT & SERVICES - 18.1%
Baker Hughes, Inc.	179,050	$ 5,897,907
BJ Services Co. (a)	38,800	870,284
Cal Dive International, Inc. (a)	39,000	682,500
Cooper Cameron Corp. (a)	16,700	722,275
Diamond Offshore Drilling, Inc.	36,600	1,021,140
Dril-Quip, Inc. (a)	11,800	202,842
DSND Subsea ASA (a)	178,400	575,171
ENSCO International, Inc.	56,600	1,032,384
Fugro NV	13,900	886,841
Global Industries Ltd. (a)	57,700	465,639
Global Marine, Inc. (a)	65,700	946,080
Grant Prideco, Inc. (a)	20,225	211,554
Halliburton Co.	193,600	5,393,696
Hanover Compressor Co. (a)	25,900	654,234
Helmerich & Payne, Inc.	6,800	207,808
Horizon Offshore, Inc. (a)	17,900	131,565
Hydralift ASA (a)	107,900	836,122
Hydril Co.	22,500	439,425
Key Energy Services, Inc. (a)	29,000	269,120
Nabors Industries, Inc. (a)	52,400	1,284,848
National-Oilwell, Inc. (a)	48,900	759,906
Newpark Resources, Inc. (a)	101,600	804,672
Noble Drilling Corp. (a)	48,400	1,316,480
Oceaneering International, Inc. (a)	18,600	362,700
Patterson-UTI Energy, Inc. (a)	7,600	106,780
Precision Drilling Corp. (a)	49,200	1,205,882
Pride International, Inc. (a)	4,600	60,260
Rowan Companies, Inc. (a)	17,300	269,015
Santa Fe International Corp.	41,600	1,052,480
Schlumberger Ltd. (NY Shares)	138,380	6,780,620
Smith International, Inc. (a)	32,700	1,517,280
Superior Energy Services, Inc. (a)	1,100	8,250
Tidewater, Inc.	17,800	553,758
Transocean Sedco Forex, Inc.	83,168	2,403,555
Varco International, Inc. (a)	61,500	933,570
W-H Energy Services, Inc.	12,500	226,250
Weatherford International, Inc. (a)	86,725	2,885,341
TOTAL ENERGY EQUIPMENT & SERVICES		43,978,234
GAS UTILITIES - 0.9%
Kinder Morgan, Inc.	37,400	2,079,440
INDUSTRIAL CONGLOMERATES - 0.2%
Norsk Hydro AS sponsored ADR	13,300	578,550
METALS & MINING - 0.0%
Alcoa, Inc.	2	76
OIL & GAS - 72.1%
Alberta Energy Co. Ltd.	27,500	926,777
Anadarko Petroleum Corp.	48,807	2,525,762
Apache Corp.	14,000	657,020
BP PLC sponsored ADR	503,100	25,597,728

	Shares	Value (Note 1)
Burlington Resources, Inc.	33,100	$ 1,257,800
Cabot Oil & Gas Corp. Class A	100	2,236
Canadian Natural Resources Ltd.	61,900	1,688,835
Chesapeake Energy Corp. (a)	61,400	365,944
Chevron Corp.	276,200	25,065,150
China Petroleum & Chemical Corp. sponsored ADR	19,700	289,590
CNOOC Ltd. sponsored ADR	84,100	1,668,544
Conoco, Inc.:
Class A	218,000	6,463,700
Class B	316,811	9,383,942
Devon Energy Corp.	32,956	1,524,874
EOG Resources, Inc.	26,900	850,578
Exxon Mobil Corp.	416,510	16,722,877
Kerr-McGee Corp.	34,500	2,015,145
Magnum Hunter Resources, Inc. (a)	1	9
Nexen, Inc.	53,000	1,336,623
Nuevo Energy Co. (a)	20,200	331,280
Petro-Canada	91,900	2,311,133
Phillips Petroleum Co.	108,700	6,250,250
Pioneer Natural Resources Co. (a)	35,600	623,000
ProSafe ASA (a)	66,800	891,694
Royal Dutch Petroleum Co. (NY Shares)	329,300	18,648,259
Spinnaker Exploration Co. (a)	26,900	1,030,270
Suncor Energy, Inc.	169,900	4,702,276
Talisman Energy, Inc.	60,800	2,331,373
Texaco, Inc.	257,000	17,900,050
Tom Brown, Inc. (a)	12,900	307,020
Tosco Corp.	106,000	4,918,400
TotalFinaElf SA sponsored ADR	42,000	3,101,700
Unocal Corp.	88,700	3,131,110
USX - Marathon Group	202,400	6,377,624
Valero Energy Corp.	82,700	3,432,050
TOTAL OIL & GAS		174,630,623
TOTAL COMMON STOCKS (Cost $208,980,570)		221,266,923
Cash Equivalents - 9.0%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.64% (b)	19,424,691	$ 19,424,691
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	2,338,700	2,338,700
TOTAL CASH EQUIVALENTS (Cost $21,763,391)		21,763,391
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $230,743,961)		243,030,314
NET OTHER ASSETS - (0.3)%		(743,709)
NET ASSETS - 100%		$ 242,286,605
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $156,170,220 and $158,228,977, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $5,228 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	69.1%
United Kingdom	10.6
Netherlands	8.1
Canada	6.1
Netherlands Antilles	2.8
France	1.3
Norway	1.2
Others (individually less than 1%)	0.8
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $232,260,541. Net unrealized appreciation aggregated $10,769,773, of which $24,849,596 related to appreciated investment securities and $14,079,823 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Energy Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $2,286,753) (cost $230,743,961) - See accompanying schedule		$ 243,030,314
Receivable for fund shares sold		1,617,819
Dividends receivable		961,548
Interest receivable		51,787
Redemption fees receivable		400
Other receivables		497
Total assets		245,662,365
Liabilities
Payable for investments purchased	$ 317,886
Payable for fund shares redeemed	499,627
Accrued management fee	119,002
Other payables and accrued expenses	100,545
Collateral on securities loaned, at value	2,338,700
Total liabilities		3,375,760
Net Assets		$ 242,286,605
Net Assets consist of:
Paid in capital		$ 231,071,610
Undistributed net investment income		1,278,533
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,349,856)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,286,318
Net Assets, for 10,271,627 shares outstanding		$ 242,286,605
Net Asset Value and redemption price per share ($242,286,605 ÷ 10,271,627 shares)		$23.59
Maximum offering price per share (100/97.00 of $23.59)		$24.32

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 2,242,211
Interest		475,104
Security lending		24,961
Total income		2,742,276
Expenses
Management fee	$ 775,527
Transfer agent fees	600,739
Accounting and security lending fees	88,318
Non-interested trustees' compensation	402
Custodian fees and expenses	6,420
Registration fees	29,546
Audit	8,847
Legal	726
Reports to shareholders	18,705
Miscellaneous	315
Total expenses before reductions	1,529,545
Expense reductions	(65,802)	1,463,743
Net investment income		1,278,533
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(354,867)
Foreign currency transactions	(5,940)	(360,807)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(24,209,134)
Assets and liabilities in foreign currencies	2	(24,209,132)
Net gain (loss)		(24,569,939)
Net increase (decrease) in net assets resulting from operations		$ (23,291,406)
Other Information Sales charges paid to FDC		$ 338,441
Deferred sales charges withheld by FDC		$ 1,809
Exchange fees withheld by FSC		$ 5,850

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Energy Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 1,278,533	$ 1,678,625
Net realized gain (loss)	(360,807)	30,791,646
Change in net unrealized appreciation (depreciation)	(24,209,132)	15,864,377
Net increase (decrease) in net assets resulting from operations	(23,291,406)	48,334,648
Distributions to shareholders From net investment income	(396,021)	(1,223,840)
From net realized gain	(6,831,334)	(25,888,513)
Total distributions	(7,227,355)	(27,112,353)
Share transactions Net proceeds from sales of shares	93,298,604	251,544,354
Reinvestment of distributions	6,893,548	25,785,813
Cost of shares redeemed	(89,520,017)	(212,626,665)
Net increase (decrease) in net assets resulting from share transactions	10,672,135	64,703,502
Redemption fees	120,495	415,132
Total increase (decrease) in net assets	(19,726,131)	86,340,929
Net Assets
Beginning of period	262,012,736	175,671,807
End of period (including undistributed net investment income of $1,278,533 and $766,933, respectively)	$ 242,286,605	$ 262,012,736
Other Information Shares
Sold	3,552,479	9,206,779
Issued in reinvestment of distributions	280,454	1,029,298
Redeemed	(3,483,493)	(7,916,234)
Net increase (decrease)	349,440	2,319,843

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 26.41	$ 23.11	$ 16.23	$ 21.20	$ 21.31	$ 18.97
Income from Investment Operations
Net investment income E	.12	.19	.10	.13	.11	.13
Net realized and unrealized gain (loss)	(2.22)	6.17	7.11	(4.71)	3.93	3.59
Total from investment operations	(2.10)	6.36	7.21	(4.58)	4.04	3.72
Less Distributions
From net investment income	(.04)	(.14)	(.09)	(.02)	(.09)	(.13)
From net realized gain	(.69)	(2.97)	(.29)	(.40)	(4.09)	(1.31)
Total distributions	(.73)	(3.11)	(.38)	(.42)	(4.18)	(1.44)
Redemption fees added to paid in capital	.01	.05	.05	.03	.03	.06
Net asset value, end of period	$ 23.59	$ 26.41	$ 23.11	$ 16.23	$ 21.20	$ 21.31
Total Return B, C, D	(8.02)%	28.84%	44.89%	(22.00)%	20.40%	20.35%
Ratios to Average Net Assets
Expenses before expense reductions	1.12% A	1.16%	1.29%	1.46%	1.58%	1.57%
Expenses net of voluntary waivers, if any	1.12% A	1.16%	1.29%	1.46%	1.58%	1.57%
Expenses net of all reductions	1.07% A, F	1.12% F	1.25% F	1.42% F	1.53% F	1.55% F
Net investment income	.93% A	.69%	.45%	.68%	.47%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$ 242,287	$ 262,013	$ 175,672	$ 120,004	$ 147,023	$ 203,265
Portfolio turnover rate	124% A	117%	124%	138%	115%	87%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Energy Service Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Energy Service	-34.20%	-33.46%	63.16%	177.46%
Select Energy Service (load adj.)	-36.17%	-35.45%	58.26%	169.14%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Natural Resources	-8.14%	-8.25%	49.62%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 118 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Energy Service	-33.46%	10.29%	10.74%
Select Energy Service (load adj.)	-35.45%	9.62%	10.41%
S&P 500	-24.39%	13.33%	13.46%
GS Natural Resources	-8.25%	8.39%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Energy Service Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $26,914 - a 169.14% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Baker Hughes, Inc.	6.6
Weatherford International, Inc.	6.0
Diamond Offshore Drilling, Inc.	5.0
Schlumberger Ltd. (NY Shares)	5.0
Halliburton Co.	4.7
Transocean Sedco Forex, Inc.	4.6
BJ Services Co.	4.5
Smith International, Inc.	4.2
Cooper Cameron Corp.	4.2
Santa Fe International Corp.	4.1
48.9
Top Industries as of August 31, 2001
% of fund's net assets
Energy Equipment & Services	81.0%
Electrical Equipment	4.4%
Construction & Engineering	2.2%
Machinery	2.1%
Electronic Equipment & Instruments	0.3%
All Others *	10.0%

* Includes short-term investments and net other assets.

Semiannual Report

Energy Service Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Nick Tiller, Portfolio Manager of Fidelity Select Energy Service Portfolio

Q. How did the fund perform, Nick?

A. Not well. For the six months ending August 31, 2001, the fund had a total return of -34.20%, significantly underperforming the -7.97% return of the Standard & Poor's 500 Index. The fund also trailed the -8.14% return posted by the Goldman Sachs Natural Resources Index - an index of 118 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months ending August 31, 2001, the fund returned -33.46%, compared with -24.39% and -8.25% for the S&P 500 and the Goldman Sachs index, respectively.

Q. Why did the fund trail its indexes during the six-month period?

A. The energy services group tends to be more volatile than either integrated energy or exploration and production (E&P) stocks in response to movements in the prices of crude oil and natural gas. Oil was little changed, finishing the period roughly where it began near the $27-per-barrel level. However, natural gas dropped by more than half, ending August at approximately $2.30 per thousand cubic feet. With lower gas prices providing a disincentive for exploration, the earnings prospects for many energy services companies rapidly deteriorated. While the Goldman Sachs index includes energy services stocks, its performance also is influenced by the shares of integrated energy and E&P companies, as well as paper and mining stocks. These other groups all outperformed energy services stocks. A slumping economy hurt the S&P 500, but steep declines in some sectors of that index were partially offset by better performance in others.

Q. Why did natural gas prices plummet?

A. The primary influence was faltering demand triggered by the slowing economy. Additionally, gas prices had been high by historical standards, leading some users with energy-intensive applications - such as aluminum and fertilizer producers - to close or cut back their operations. Expanding supply also played a part in the gas price decline. At one point during the period, there were over 1,000 drilling rigs operating in the United States, a level of activity not seen since the 1980s.

Q. What was your strategy during the period?

A. I tried to position the fund defensively. On the one hand, I increased exposure to large-capitalization energy services companies - such as Schlumberger, Halliburton and especially Baker Hughes - that had more diversified operations and would likely be less sensitive to falling gas prices. Furthermore, I favored companies deriving a larger percentage of their revenues from international operations, as these firms tend to have a larger stake in the crude oil market.

Q. Which stocks did well for the fund?

A. Although none rose meaningfully in the face of the group's precipitous decline, Key Energy Services and Maverick Tube made very modest positive contributions to the fund's performance.

Q. Which stocks were the biggest detractors?

A. All of the fund's core holdings experienced significant declines. For example, Nabors Industries, a North American gas driller, was a victim of the worsening outlook for gas-oriented companies. Transocean Sedco Forex was appealing because of its international exposure, but many investors sold the stock because of problems with some of the company's new drilling rigs. Weatherford International was another detractor. The stock remains a core holding because of its significant oil exposure, solid management team and proprietary drilling technologies.

Q. What's your outlook, Nick?

A. Despite their recent sharp setback, I believe the prospects for energy services stocks are favorable. Now that gas prices are lower, we are seeing the number of drilling rigs fall, a factor that should tend to limit supplies. Moreover, lower gas prices could make it economically feasible for many energy-intensive businesses to resume operation, boosting demand. On the oil side, prices reacted to the terrorist attacks of September 11, after the end of the period, by rising the first day, then dropping sharply on increasing fears of a worldwide recession. However, if oil supplies are disrupted for any reason, prices could rise. Moreover, concerns about terrorism could generate increasing support in the U.S. for energy self-sufficiency. For example, President Bush already has an energy plan before Congress that includes incentives for domestic drilling, which could be a positive development for the energy service industry. A final bullish factor is that valuations in the sector are as compelling as they've been for the past several years.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 043

Trading symbol: FSESX

Size: as of August 31, 2001, more than $464 million

Manager: Nicholas Tiller, since 2000; analyst, various industries, since 1998; joined Fidelity in 1998

Semiannual Report

Energy Service Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.0%
	Shares	Value (Note 1)
CONSTRUCTION & ENGINEERING - 2.2%
EMCOR Group, Inc. (a)	30,000	$ 1,169,700
Fluor Corp.	60,000	2,719,800
McDermott International, Inc. (a)	241,500	2,571,975
Technip SA	20,000	2,967,681
URS Corp. (a)	29,700	634,095
TOTAL CONSTRUCTION & ENGINEERING		10,063,251
ELECTRICAL EQUIPMENT - 4.4%
Alstom SA	75,000	2,046,661
C&D Technologies, Inc.	145,000	3,182,750
Emerson Electric Co.	60,000	3,216,000
General Cable Corp.	283,500	4,292,190
Global Power Equipment Group, Inc.	700	9,996
Nexans SA	150,000	4,169,884
Woodward Governor Co.	50,000	3,597,500
TOTAL ELECTRICAL EQUIPMENT		20,514,981
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
Powell Industries, Inc. (a)	50,000	1,344,500
ENERGY EQUIPMENT & SERVICES - 81.0%
Baker Hughes, Inc.	934,736	30,790,203
BJ Services Co. (a)	922,758	20,697,462
Cal Dive International, Inc. (a)	238,300	4,170,250
Cooper Cameron Corp. (a)	451,276	19,517,687
Diamond Offshore Drilling, Inc.	833,900	23,265,810
Dril-Quip, Inc. (a)	103,300	1,775,727
ENSCO International, Inc.	675,300	12,317,472
Enserco Energy Service Co., Inc. (a)	90,122	755,667
Ensign Resource Service Group, Inc.	167,820	1,353,038
Global Industries Ltd. (a)	718,900	5,801,523
Global Marine, Inc. (a)	849,000	12,225,600
Grant Prideco, Inc. (a)	384,405	4,020,876
Grey Wolf, Inc. (a)	200,000	482,000
Halliburton Co.	778,567	21,690,877
Hanover Compressor Co. (a)	100,000	2,526,000
Horizon Offshore, Inc. (a)	84,900	624,015
Hydril Co.	85,000	1,660,050
Input/Output, Inc. (a)	225,000	2,205,000
Marine Drilling Companies, Inc. (a)	106,500	1,373,850
Nabors Industries, Inc. (a)	739,477	18,131,976
National-Oilwell, Inc. (a)	689,100	10,708,614
Newpark Resources, Inc. (a)	538,000	4,260,960
Noble Drilling Corp. (a)	662,750	18,026,800
Oceaneering International, Inc. (a)	308,300	6,011,850
Offshore Logistics, Inc. (a)	159,400	3,012,660
Parker Drilling Co. (a)	469,700	1,977,437
Patterson-UTI Energy, Inc. (a)	312,900	4,396,245
Precision Drilling Corp. (a)	55,700	1,365,196
Pride International, Inc. (a)	286,500	3,753,150
Rowan Companies, Inc. (a)	266,000	4,136,300
RPC, Inc.	16,800	198,240

	Shares	Value (Note 1)
Saipem Spa	262,200	$ 1,521,839
Santa Fe International Corp.	757,800	19,172,340
Schlumberger Ltd. (NY Shares)	472,345	23,144,905
Smith International, Inc. (a)	422,014	19,581,450
Superior Energy Services, Inc. (a)	340,600	2,554,500
Transocean Sedco Forex, Inc.	739,727	21,378,110
Varco International, Inc. (a)	768,298	11,662,764
Veritas DGC, Inc. (a)	143,200	2,069,240
W-H Energy Services, Inc.	247,400	4,477,940
Weatherford International, Inc. (a)	841,305	27,990,217
TOTAL ENERGY EQUIPMENT & SERVICES		376,785,840
MACHINERY - 2.1%
Babcock Borsig AG (a)	402,753	2,716,460
Circor International, Inc.	72,500	1,225,250
Flowserve Corp. (a)	50,000	1,247,500
IHC Caland NV	33,200	1,670,360
Roper Industries, Inc.	70,800	2,902,800
TOTAL MACHINERY		9,762,370
TOTAL COMMON STOCKS (Cost $428,957,043)		418,470,942
Cash Equivalents - 13.1%

Fidelity Cash Central Fund, 3.64% (b)	50,036,550	50,036,550
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	11,024,145	11,024,145
TOTAL CASH EQUIVALENTS (Cost $61,060,695)		61,060,695
TOTAL INVESTMENT PORTFOLIO - 103.1% (Cost $490,017,738)		479,531,637
NET OTHER ASSETS - (3.1)%		(14,557,768)
NET ASSETS - 100%		$ 464,973,869
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $345,319,366 and $473,723,107, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $32,850 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which loans were outstanding amounted to $3,320,000. The weighted average interest rate was 5.39%. Interest expense includes $2,483 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $5,439,000. The weighted average interest rate was 5.27%. Interest expense includes $2,389 paid under the interfund lending program. At period end there were no interfund loans outstanding.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $492,725,056. Net unrealized depreciation aggregated $13,193,419, of which $73,640,453 related to appreciated investment securities and $86,833,872 related to depreciated investment securities.

At August 31, 2001, the fund had a capital loss carryforward of approximately $98,581,000 of which $21,081,000 and $77,500,000 will expire on February 28, 2007 and February 29, 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Energy Service Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $10,708,516) (cost $490,017,738) - See accompanying schedule		$ 479,531,637
Foreign currency held at value (cost $719,906)		721,132
Receivable for investments sold		500,334
Receivable for fund shares sold		505,144
Dividends receivable		279,411
Interest receivable		131,840
Redemption fees receivable		2,242
Other receivables		17,663
Total assets		481,689,403
Liabilities
Payable for investments purchased	$ 2,719,935
Payable for fund shares redeemed	2,491,608
Accrued management fee	243,304
Other payables and accrued expenses	236,542
Collateral on securities loaned, at value	11,024,145
Total liabilities		16,715,534
Net Assets		$ 464,973,869
Net Assets consist of:
Paid in capital		$ 567,143,857
Accumulated net investment loss		(1,458,091)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(90,229,303)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,482,594)
Net Assets, for 18,352,918 shares outstanding		$ 464,973,869
Net Asset Value and redemption price per share ($464,973,869 ÷ 18,352,918 shares)		$25.34
Maximum offering price per share (100/97.00 of $25.34)		$26.12

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 1,062,644
Interest		1,279,133
Security lending		55,295
Total income		2,397,072
Expenses
Management fee	$ 2,186,330
Transfer agent fees	1,519,280
Accounting and security lending fees	216,425
Non-interested trustees' compensation	1,384
Custodian fees and expenses	18,911
Registration fees	81,591
Audit	14,427
Legal	2,137
Interest	4,872
Reports to shareholders	49,613
Miscellaneous	946
Total expenses before reductions	4,095,916
Expense reductions	(240,753)	3,855,163
Net investment income (loss)		(1,458,091)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	13,171,176
Foreign currency transactions	(3,907)	13,167,269
Change in net unrealized appreciation (depreciation) on:
Investment securities	(305,879,673)
Assets and liabilities in foreign currencies	3,507	(305,876,166)
Net gain (loss)		(292,708,897)
Net increase (decrease) in net assets resulting from operations		$ (294,166,988)
Other Information Sales charges paid to FDC		$ 697,692
Deferred sales charges withheld by FDC		$ 2,433
Exchange fees withheld by FSC		$ 26,048

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Energy Service Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (1,458,091)	$ (3,186,213)
Net realized gain (loss)	13,167,269	65,778,159
Change in net unrealized appreciation (depreciation)	(305,876,166)	103,047,951
Net increase (decrease) in net assets resulting from operations	(294,166,988)	165,639,897
Share transactions Net proceeds from sales of shares	413,031,066	1,193,832,393
Cost of shares redeemed	(554,819,002)	(1,094,495,562)
Net increase (decrease) in net assets resulting from share transactions	(141,787,936)	99,336,831
Paid in capital portion of redemption fees	1,278,127	2,787,952
Total increase (decrease) in net assets	(434,676,797)	267,764,680
Net Assets
Beginning of period	899,650,666	631,885,986
End of period (including accumulated net investment loss of $1,458,091 and $0, respectively)	$ 464,973,869	$ 899,650,666
Other Information Shares
Sold	10,697,836	33,448,009
Redeemed	(15,704,412)	(31,905,306)
Net increase (decrease)	(5,006,576)	1,542,703

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 38.51	$ 28.96	$ 13.09	$ 28.02	$ 20.46	$ 16.09
Income from Investment Operations
Net investment income (loss) E	(.07)	(.14)	(.09)	(.10)	(.10)	(.01)
Net realized and unrealized gain (loss)	(13.16)	9.57	15.86	(13.26)	9.36	5.05
Total from investment operations	(13.23)	9.43	15.77	(13.36)	9.26	5.04
Less Distributions
From net realized gain	-	-	-	(1.71)	(1.85)	(.79)
Redemption fees added to paid in capital	.06	.12	.10	.14	.15	.12
Net asset value, end of period	$ 25.34	$ 38.51	$ 28.96	$ 13.09	$ 28.02	$ 20.46
Total Return B, C, D	(34.20)%	32.98%	121.24%	(50.57)%	48.43%	32.26%
Ratios to Average Net Assets
Expenses before expense reductions	1.06% A	1.07%	1.23%	1.39%	1.25%	1.47%
Expenses net of voluntary waivers, if any	1.06% A	1.07%	1.23%	1.39%	1.25%	1.47%
Expenses net of all reductions	1.00% A, F	1.04% F	1.20% F	1.35% F	1.22% F	1.45% F
Net investment income (loss)	(.38)% A	(.40)%	(.40)%	(.49)%	(.35)%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 464,974	$ 899,651	$ 631,886	$ 366,896	$ 919,002	$ 439,504
Portfolio turnover rate	99% A	78%	69%	75%	78%	167%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Gold Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Gold	12.69%	12.27%	-48.34%	15.30%
Select Gold (load adj.)	9.31%	8.90%	-49.89%	11.84%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Natural Resources	-8.14%	-8.25%	49.62%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 118 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Gold	12.27%	-12.37%	1.43%
Select Gold (load adj.)	8.90%	-12.90%	1.13%
S&P 500	-24.39%	13.33%	13.46%
GS Natural Resources	-8.25%	8.39%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Gold Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have been $11,184 - an 11.84% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Meridian Gold, Inc.	11.2
Agnico-Eagle Mines Ltd.	9.7
Goldcorp, Inc.	8.9
Compania de Minas Buenaventura SA Class B	5.6
Gold Fields Ltd.	5.3
Anglo American Platinum Corp. Ltd.	5.1
Impala Platinum Holdings Ltd.	5.1
Franco Nevada Mining Corp. Ltd.	4.9
Lonmin PLC	4.9
Teck Cominco Ltd. Class B (sub. vtg.)	4.7
65.4
Top Industries as of August 31, 2001
% of fund's net assets
Gold	58.4%
Precious Metals & Minerals	21.5%
Diversified Metals & Mining	11.8%
Diversified Financial Services	0.4%
All Others *	7.9%

* Includes short-term investments and net other assets.

Semiannual Report

Gold Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Niel Marotta, Portfolio Manager of Fidelity Select Gold Portfolio

Q. How did the fund perform, Niel?

A. Quite well. For the six months ending August 31, 2001, the fund returned 12.69%, well ahead of the -7.97% return posted by the Standard & Poor's 500 Index. The fund also bettered the -8.14% mark recorded by the Goldman Sachs Natural Resources Index, an index of 118 stocks designed to measure the performance of companies in the natural resources sector. For the 12 months ending August 31, 2001, the fund returned 12.27%, compared with -24.39% and -8.25% for the S&P 500 and the Goldman Sachs index, respectively.

Q. Why did the fund outperform its benchmarks during the past six months?

A. The S&P 500's poor performance reflected sharply lower earnings for the stocks included in that index. Companies across a variety of sectors suffered as the economic slowdown that began in earnest in the fall of 2000 gained momentum. The price of gold, on the other hand, was little changed during the period and even enjoyed a brief upward spike in May. Interestingly, gold stocks were much stronger than the yellow metal itself. Meanwhile, energy stocks, a fairly important component of the Goldman Sachs index, were weak mainly due to falling prices for natural gas. The fund's lack of exposure to these stocks was a major contributor to its outperformance of the Goldman Sachs index.

Q. Why did gold stocks perform so much better than the metal itself?

A. I think some gold stock investors were encouraged by the fact that even though the price of gold did not finish the period much higher than it started, it stopped going down. Furthermore, gold stocks are not subject to certain factors that tend to depress the price of the metal, such as central bank sales and producer hedging. Another favorable influence was the fact that as short-term interest rates fell sharply, real interest rates - that is, nominal interest rates minus the rate of inflation - approached zero, making gold-related investments more attractive compared with many interest-bearing investments.

Q. Which stocks helped the fund's performance most?

A. Meridian Gold headed the list of positive contributors. The company made a substantial find in Chile totaling an estimated 400,000 ounces of gold. Also helping the fund's performance was Goldcorp, which owns one of the highest-grade mines in the world. Goldcorp continued to meet and in some cases beat its production and earnings estimates while also lowering its costs and improving its reserve grade. Another strong holding, Agnico-Eagle, strengthened its balance sheet and had promising drilling results at its recently opened Laronde mine in Canada.

Q. Which stocks detracted from performance?

A. The worst detractor, Teck Corporation, merged with zinc producer Cominco during a time of weakness in zinc prices. Cominco, a seller of power to California, also was negatively affected by the price caps imposed on power prices by the federal government. Stillwater Mining, Anglo American Platinum and Impala Platinum all suffered from sharply falling platinum prices that were triggered by growing supply and shrinking demand for platinum jewelry and industrial applications. In the case of tantalum producer Sons of Gwalia, slackening demand for cellular phones, laptops and other technology products containing tantalum was a negative factor.

Q. What's your outlook, Niel?

A. Although central bank sales and producer hedging continue to keep a lid on gold prices, a weakening dollar provided a more favorable backdrop for gold during the summer. If this trend continues, more investors could turn to gold as a currency of last resort, especially in the wake of the tragic events of September 11, 2001, after the end of the period. The other factor to keep an eye on over the longer term is inflation. Inflation is currently benign, but the combination of an economic recovery, a weaker dollar and the stimulative monetary policy pursued by the Federal Reserve Board could eventually trigger its return. Gold tends to do well in an inflationary environment. Absent more upside progress from the yellow metal over the near term, however, I would expect gold stocks to retreat because they are currently selling at prices reflecting the anticipation of a rally in gold.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 16, 1985

Fund number: 041

Trading symbol: FSAGX

Size: as of August 31, 2001, more than
$263 million

Manager: Niel Marotta, since 2000; manager, Fidelity Select Industrial Materials Portfolio, April-December 2000; analyst, Canadian companies, 1997-2000; joined Fidelity in 1997

Semiannual Report

Gold Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value (Note 1)
Australia - 8.6%
METALS & MINING - 8.6%
Gold - 8.6%
Delta Gold NL (a)	2,127,828	$ 1,974,491
Lihir Gold Ltd. (a)	3,442,520	1,606,349
Newcrest Mining Ltd.	3,043,702	6,752,654
Normandy Mining Ltd.	15,228,337	8,397,819
Sons of Gwalia Ltd.	1,031,117	4,029,546
		22,760,859
Bermuda - 0.5%
METALS & MINING - 0.5%
Precious Metals & Minerals - 0.5%
Aquarius Platinum Ltd. (a)	293,100	1,198,415
Canada - 47.3%
DIVERSIFIED FINANCIALS - 0.4%
Diversified Financial Services - 0.4%
Repadre Capital Corp. (a)	408,900	883,524
Repadre Capital Corp. (a)(d)	155,000	334,914
		1,218,438
METALS & MINING - 46.9%
Diversified Metals & Mining - 4.7%
Teck Cominco Ltd. Class B (sub. vtg.)	1,556,200	12,245,640
Gold - 40.2%
Agnico-Eagle Mines Ltd.	2,719,250	25,606,972
Barrick Gold Corp.	235,800	3,779,431
Francisco Gold Corp. (a)	221,400	915,360
Francisco Gold Corp. (a)(d)	199,000	822,749
Franco Nevada Mining Corp. Ltd.	988,494	12,866,234
Franco Nevada Mining Corp. Ltd. (d)	187,100	2,435,293
Franco Nevada Mining Corp. Ltd. Class B warrants 9/15/03 (a)(d)	58,334	99,707
Glamis Gold Ltd. (a)	676,800	2,095,356
Goldcorp, Inc.	2,157,800	23,312,145
High River Gold Mines Ltd. (a)	120,000	30,960
IAMGOLD Corp. (a)	791,500	1,403,912
IAMGOLD Corp. (a)(d)	60,000	106,424
Ivanhoe Mines Ltd. (a)	100,000	99,974
Meridian Gold, Inc. (a)	3,024,000	29,334,983
Metallica Resources, Inc. (a)(c)	1,490,800	1,153,870
Metallica Resources, Inc. (d)	200,000	154,799
Richmont Mines, Inc. (a)	206,300	219,553
SouthernEra Resources Ltd. (a)	565,000	1,104,199
Southwestern Resources Corp. (a)	208,300	362,752
		105,904,673
Precious Metals & Minerals - 2.0%
Aber Diamond Corp. (a)	465,200	4,800,826

	Shares	Value (Note 1)
Minefinders Corp. Ltd. (a)	497,800	$ 340,343
Minefinders Corp. Ltd. (d)	200,000	136,739
		5,277,908
TOTAL METALS & MINING		123,428,221
TOTAL CANADA		124,646,659
Cayman Islands - 0.1%
METALS & MINING - 0.1%
Precious Metals & Minerals - 0.1%
Apex Silver Mines Ltd. (a)	14,800	135,272
Peru - 5.6%
METALS & MINING - 5.6%
Precious Metals & Minerals - 5.6%
Compania de Minas Buenaventura SA:
Class B	1,265,864	12,005,608
sponsored ADR	147,400	2,828,606
		14,834,214
South Africa - 20.4%
METALS & MINING - 20.4%
Diversified Metals & Mining - 0.7%
Northam Platinum Ltd.	1,210,224	1,864,067
Gold - 9.5%
Anglogold Ltd.	195,386	6,975,280
Avgold Ltd. (a)	45,000	25,006
Gold Fields Ltd.	3,074,401	13,186,256
Gold Fields Ltd. sponsored ADR	181,400	783,648
Gold Fields of South Africa Ltd. (a)	85,600	1,014
Gold Fields of South Africa Ltd. sponsored ADR (a)	73,700	464
Harmony Gold Mining Co. Ltd.	548,400	2,599,021
Harmony Gold Mining Co. Ltd. warrants 6/22/03 (a)	46,133	55,752
Western Areas Ltd. (a)	516,100	1,345,268
		24,971,709
Precious Metals & Minerals - 10.2%
Anglo American Platinum Corp. Ltd.	353,500	13,612,102
Impala Platinum Holdings Ltd.	307,900	13,351,903
		26,964,005
TOTAL METALS & MINING		53,799,781
United Kingdom - 4.9%
METALS & MINING - 4.9%
Diversified Metals & Mining - 4.9%
Lonmin PLC	981,700	12,777,792
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - 4.7%
METALS & MINING - 4.7%
Diversified Metals & Mining - 1.5%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	315,600	$ 3,907,128
Gold - 0.1%
Homestake Mining Co.	30,500	252,540
Precious Metals & Minerals - 3.1%
Stillwater Mining Co. (a)	224,050	5,870,110
Stillwater Mining Co. (d)	93,900	2,460,180
		8,330,290
TOTAL METALS & MINING		12,489,958
TOTAL COMMON STOCKS (Cost $253,448,726)		242,642,950
Cash Equivalents - 9.7%

Fidelity Cash Central Fund, 3.64% (b)	21,487,090	21,487,090
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	3,914,800	3,914,800
TOTAL CASH EQUIVALENTS (Cost $25,401,890)		25,401,890
TOTAL INVESTMENT PORTFOLIO - 101.8% (Cost $278,850,616)		268,044,840
NET OTHER ASSETS - (1.8)%		(4,716,821)
NET ASSETS - 100%		$ 263,328,019
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,550,805 or 2.5% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $63,273,044 and $67,193,328, respectively.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Meridian Gold, Inc.	$ -	$ 1,405,056	$ -	$ -
Metallica Resources, Inc.	-	-	-	1,153,870
TOTALS	$ -	$ 1,405,056	$ -	$ 1,153,870
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $280,514,987. Net unrealized depreciation aggregated $12,470,147, of which $43,606,761 related to appreciated investment securities and $56,076,908 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $132,274,000 of which $70,244,000, $22,573,000, $34,146,000 and $5,311,000 will expire on February 28, 2006, February 28, 2007, February 29, 2008 and February 28, 2009, respectively.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $26,995,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Gold Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $3,695,856) (cost $278,850,616) - See accompanying schedule		$ 268,044,840
Receivable for fund shares sold		1,050,848
Dividends receivable		905,172
Interest receivable		69,325
Redemption fees receivable		379
Other receivables		1,033
Total assets		270,071,597
Liabilities
Payable for investments purchased	$ 584,285
Payable for fund shares redeemed	1,962,729
Accrued management fee	124,025
Other payables and accrued expenses	157,739
Collateral on securities loaned, at value	3,914,800
Total liabilities		6,743,578
Net Assets		$ 263,328,019
Net Assets consist of:
Paid in capital		$ 438,991,098
Undistributed net investment income		3,109,281
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(167,956,113)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(10,816,247)
Net Assets, for 18,978,237 shares outstanding		$ 263,328,019
Net Asset Value and redemption price per share ($263,328,019 ÷ 18,978,237 shares)		$13.88
Maximum offering price per share (100/97.00 of $13.88)		$14.31

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 2,793,136
Special dividend from Impala Platinum Holdings Ltd.		812,889
Interest		386,106
Security lending		47,619
Total income		4,039,750
Expenses
Management fee	$ 733,191
Transfer agent fees	736,712
Accounting and security lending fees	83,471
Non-interested trustees' compensation	275
Custodian fees and expenses	74,194
Registration fees	22,531
Audit	13,133
Legal	572
Reports to shareholders	29,524
Miscellaneous	289
Total expenses before reductions	1,693,892
Expense reductions	(85,260)	1,608,632
Net investment income		2,431,118
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain of $1,801,330 on sales of investments in affiliated issuers)	(7,326,034)
Foreign currency transactions	(120,462)	(7,446,496)
Change in net unrealized appreciation (depreciation) on:
Investment securities	32,679,731
Assets and liabilities in foreign currencies	(25,259)	32,654,472
Net gain (loss)		25,207,976
Net increase (decrease) in net assets resulting from operations		$ 27,639,094
Other Information Sales charges paid to FDC		$ 208,795
Deferred sales charges withheld by FDC		$ 6,629
Exchange fees withheld by FSC		$ 6,083

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Gold Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 2,431,118	$ 1,455,140
Net realized gain (loss)	(7,446,496)	(29,170,810)
Change in net unrealized appreciation (depreciation)	32,654,472	3,890,863
Net increase (decrease) in net assets resulting from operations	27,639,094	(23,824,807)
Distributions to shareholders from net investment income	(1,142,640)	(1,416,687)
Share transactions Net proceeds from sales of shares	163,589,360	225,540,057
Reinvestment of distributions	1,094,790	1,361,199
Cost of shares redeemed	(164,415,423)	(250,675,627)
Net increase (decrease) in net assets resulting from share transactions	268,727	(23,774,371)
Redemption fees	641,360	971,139
Total increase (decrease) in net assets	27,406,541	(48,044,726)
Net Assets
Beginning of period	235,921,478	283,966,204
End of period (including undistributed net investment income of $3,109,281 and $1,820,803, respectively)	$ 263,328,019	$ 235,921,478
Other Information Shares
Sold	12,309,013	18,697,881
Issued in reinvestment of distributions	92,936	115,635
Redeemed	(12,474,661)	(20,869,623)
Net increase (decrease)	(72,712)	(2,056,107)

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 H	1999	1998	1997
Net asset value, beginning of period	$ 12.38	$ 13.45	$ 12.79	$ 15.17	$ 28.21	$ 27.11
Income from Investment Operations
Net investment income (loss) E	.13 I	.07	.09 F	(.08)	(.13)	(.16)
Net realized and unrealized gain (loss)	1.40	(1.12)	.46	(2.43)	(11.78)	1.60
Total from investment operations	1.53	(1.05)	.55	(2.51)	(11.91)	1.44
Less Distributions
From net investment income	(.06)	(.07)	-	-	-	-
From net realized gain	-	-	-	-	(1.29)	(.50)
Total distributions	(.06)	(.07)	-	-	(1.29)	(.50)
Redemption fees added to paid in capital	.03	.05	.11	.13	.16	.16
Net asset value, end of period	$ 13.88	$ 12.38	$ 13.45	$ 12.79	$ 15.17	$ 28.21
Total Return B, C, D	12.69%	(7.41)%	5.16%	(15.69)%	(43.15)%	6.10%
Ratios to Average Net Assets
Expenses before expense reductions	1.30% A	1.47%	1.49%	1.57%	1.55%	1.44%
Expenses net of voluntary waivers, if any	1.30% A	1.47%	1.49%	1.57%	1.55%	1.44%
Expenses net of all reductions	1.24% A, G	1.43% G	1.41% G	1.54% G	1.48% G	1.42% G
Net investment income (loss)	1.87% A	.60%	.68%	(.59)%	(.67)%	(.59)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 263,328	$ 235,921	$ 283,966	$ 179,619	$ 219,668	$ 428,103
Portfolio turnover rate	53% A	23%	71% J	59%	89%	63%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.06 per share. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29. I Investment income per share reflects a special dividend (from Impala Platinum Holdings Ltd.) which amounted to $.04 per share. J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Resources Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Life of fund
Select Natural Resources	-5.93%	-4.05%	46.41%
Select Natural Resources (load adj.)	-8.75%	-6.93%	42.02%
S&P 500	-7.97%	-24.39%	51.70%
GS Natural Resources	-8.14%	-8.25%	32.70%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on March 3, 1997. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Natural Resources Index - a market capitalization-weighted index of 118 stocks designed to measure the performance of companies in the natural resources sector. Issues in the index include extractive industries including gold and precious metals mining along with other mineral mining, energy companies providing oil and gas services, and owners and operators of timber tracts and forestry services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Life of fund
Select Natural Resources	-4.05%	8.84%
Select Natural Resources (load adj.)	-6.93%	8.11%
S&P 500	-24.39%	9.70%
GS Natural Resources	-8.25%	6.49%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Resources Portfolio on March 3, 1997 when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $14,202 - a 42.02% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,170 - a 51.70% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
BP PLC sponsored ADR	7.7
Chevron Corp.	7.6
Royal Dutch Petroleum Co. (NY Shares)	5.6
Texaco, Inc.	5.4
Alcoa, Inc.	5.3
Exxon Mobil Corp.	5.1
International Paper Co.	3.3
Conoco, Inc. Class B	2.8
Alcan, Inc.	2.6
Schlumberger Ltd. (NY Shares)	2.3
47.7
Top Industries as of August 31, 2001
% of fund's net assets
Oil & Gas	52.5%
Energy Equipment & Services	14.2%
Paper & Forest Products	11.4%
Metals & Mining	10.7%
Containers & Packaging	1.5%
All Others *	9.7%

* Includes short-term investments and net other assets.

Semiannual Report

Natural Resources Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Scott Offen, Portfolio Manager of Fidelity Select Natural Resources Portfolio

Q. How did the fund perform, Scott?

A. For the six months that ended August 31, 2001, the fund returned -5.93%. That performance topped the Goldman Sachs Natural Resources Index - an index of 118 stocks designed to measure the performance of companies in the natural resources sector - and the Standard & Poor's 500 Index, which returned -8.14% and -7.97%, respectively. For the 12 months that ended August 31, 2001, the fund returned -4.05%, while the Goldman Sachs and S&P 500 indexes returned -8.25% and -24.39%, respectively.

Q. What factors drove the natural resources sector amid a particularly difficult six-month period for the overall market?

A. Although not immune to a sharply slowing economy, the natural resources sector was able to sidestep the full brunt of the downturn faced by certain segments of the market, particularly within the areas of technology and telecommunications. Energy, by far the sector's largest industry component, helped fuel this performance behind a stronger-than-average pricing environment for oil and natural gas. OPEC - the Organization of Petroleum Exporting Countries - proved successful in maintaining control of production levels, which helped sustain the price of oil. Strong demand for oil and gasoline in the U.S. late in 2000, coupled with tight supply, caused OPEC to increase production twice, but not until oil had reached a lofty $37 per barrel and gas was scraping $2 per gallon. Much of the past six months saw slower-than-expected demand due to economic and weather factors, and growing supply pressure, which caused inventories to rise and prices to fall. Strong oil flows from OPEC's previous production hikes, rising imports from Europe and refiners running at full tilt flooded the market, dragging prices to as low as nearly $24 per barrel. OPEC responded with two sizable production cuts during the first quarter of 2001. This action, plus a pick-up in gasoline consumption during the summer, began to lower inventories, yet gas prices still retreated to their lowest level in 18 months.

Q. What about natural gas and some of the non-energy industries?

A. A very tight supply of natural gas caused a threefold increase in the price of this commodity prior to the start of the period. However, that was all given back, and then some, in the spring and summer of 2001, as significant new injections from a couple of big finds in Canada teamed with slackening demand to sack prices. Outside of energy, the other natural resources industries - including paper and forest products and non-ferrous metals - tend to be economically sensitive. Stocks within these groups responded well to the Federal Reserve Board's easier monetary policy to stimulate economic growth.

Q. Why did the fund outpace the Goldman Sachs benchmark during the period?

A. Strong stock picking in energy was the key to our success relative to the index. Focusing on the major integrated oil companies proved wise, as these firms generally benefited from better-than-average refining margins due to high oil prices. Conoco and Chevron were the big winners here. We also had ample exposure to refining stocks, such as Tosco, which benefited from more stringent environmental regulations aimed at cleaner emissions. Our exploration and production holdings, such as EOG Resources, got an early boost from high natural gas prices, although I scaled back on the group based on the deteriorating outlook for gas. Elsewhere, the fund's emphasis on aluminum and paper stocks paid off, as did an out-of-benchmark stake in chemicals. From those respective groups, Alcoa benefited from idling production in certain regions and selling its high-priced power back to the grid operators amid the power crisis in the western United States. International Paper rode a wave of industry consolidation, improved operations and attractive valuations. PolyOne was simply a chemical play on falling gas prices that worked.

Q. What moves restrained performance?

A. Stocks of drillers and other energy services providers swooned as oil and gas prices declined. We suffered from holding on to the services stocks that were leveraged to oil - due to its more stable pricing outlook - and dumping those names with heavy natural gas exposure, when it would have been smarter just to sell them all. Top detractors included Halliburton, Weatherford, Ensco and National-Oilwell.

Q. What's your outlook?

A. The positive energy story is not finished, in my opinion - thanks to a favorable long-term trend in the supply/demand balance for the resource. But within the trend, inventory cycles likely will continue to provoke commodity and share price fluctuations. The integrated oil companies could be the big surprise here because they're running their businesses better and, therefore, even in a cyclical business, I believe they deserve higher valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: March 3, 1997

Fund number: 514

Trading symbol: FNARX

Size: as of August 31, 2001, more than
$25 million

Manager: Scott Offen, since 1999; manager, Fidelity Select Energy Portfolio, since 1999; Fidelity Advisor Natural Resources Portfolio, since 1999; several Fidelity Select Portfolios, 1988-1999; joined Fidelity in 1985

Semiannual Report

Natural Resources Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.6%
	Shares	Value (Note 1)
CHEMICALS - 1.0%
Georgia Gulf Corp.	3,050	$ 50,691
Lyondell Chemical Co.	3,600	48,996
Millennium Chemicals, Inc.	1,900	25,536
PolyOne Corp.	7,700	77,770
Solutia, Inc.	3,800	52,478
TOTAL CHEMICALS		255,471
CONSTRUCTION & ENGINEERING - 0.2%
Technip SA	400	59,354
CONTAINERS & PACKAGING - 1.5%
Packaging Corp. of America (a)	4,400	80,872
Smurfit-Stone Container Corp. (a)	10,100	174,326
Temple-Inland, Inc.	2,300	134,228
TOTAL CONTAINERS & PACKAGING		389,426
DIVERSIFIED FINANCIALS - 0.0%
William Multi-Tech, Inc. warrants 2/15/03 (a)(c)	15,750	0
ENERGY EQUIPMENT & SERVICES - 14.2%
Baker Hughes, Inc.	13,890	457,537
BJ Services Co. (a)	5,100	114,393
Cal Dive International, Inc. (a)	3,100	54,250
Cooper Cameron Corp. (a)	1,200	51,900
Diamond Offshore Drilling, Inc.	3,600	100,440
Dril-Quip, Inc. (a)	800	13,752
DSND Subsea ASA (a)	13,800	44,492
ENSCO International, Inc.	4,200	76,608
Fugro NV	1,100	70,182
Global Industries Ltd. (a)	4,100	33,087
Global Marine, Inc. (a)	7,100	102,240
Grant Prideco, Inc. (a)	1,495	15,638
Halliburton Co.	14,800	412,328
Hanover Compressor Co. (a)	1,900	47,994
Helmerich & Payne, Inc.	1,400	42,784
Horizon Offshore, Inc. (a)	1,800	13,230
Hydralift ASA (a)	8,100	62,767
Hydril Co.	1,700	33,201
Key Energy Services, Inc. (a)	2,700	25,056
Nabors Industries, Inc. (a)	4,000	98,080
National-Oilwell, Inc. (a)	3,600	55,944
Newpark Resources, Inc. (a)	8,800	69,696
Noble Drilling Corp. (a)	3,600	97,920
Oceaneering International, Inc. (a)	1,300	25,350
Patterson-UTI Energy, Inc. (a)	2,200	30,910
Precision Drilling Corp. (a)	3,900	95,588
Pride International, Inc. (a)	2,100	27,510
Rowan Companies, Inc. (a)	2,700	41,985
Santa Fe International Corp.	3,100	78,430
Schlumberger Ltd. (NY Shares)	11,926	584,374
Smith International, Inc. (a)	2,000	92,800

	Shares	Value (Note 1)
Superior Energy Services, Inc. (a)	100	$ 750
Tidewater, Inc.	1,200	37,332
Transocean Sedco Forex, Inc.	7,181	207,531
Trican Well Service Ltd. (a)	400	4,257
Varco International, Inc. (a)	4,700	71,346
W-H Energy Services, Inc.	1,000	18,100
Weatherford International, Inc. (a)	6,695	222,743
TOTAL ENERGY EQUIPMENT & SERVICES		3,632,525
GAS UTILITIES - 0.6%
Kinder Morgan, Inc.	2,900	161,240
INDUSTRIAL CONGLOMERATES - 0.2%
Norsk Hydro AS sponsored ADR	1,000	43,500
MACHINERY - 0.3%
Babcock Borsig AG (a)	8,900	60,028
METALS & MINING - 10.7%
Alcan, Inc.	18,600	677,225
Alcoa, Inc.	36,000	1,372,320
Century Aluminum Co.	3,900	65,442
Dofasco, Inc.	3,000	48,762
Freeport-McMoRan Copper & Gold, Inc.:
Class A (a)	5,100	56,865
Class B (a)	12,000	148,560
Phelps Dodge Corp.	5,600	220,640
Rio Tinto PLC sponsored ADR	900	65,880
Ryerson Tull, Inc.	7,100	90,383
TOTAL METALS & MINING		2,746,077
OIL & GAS - 52.5%
Alberta Energy Co. Ltd.	2,100	70,772
Anadarko Petroleum Corp.	3,739	193,493
Apache Corp.	2,040	95,737
BP PLC sponsored ADR	38,964	1,982,489
Burlington Resources, Inc.	2,500	95,000
Canadian Natural Resources Ltd.	4,800	130,960
Chesapeake Energy Corp. (a)	4,000	23,840
Chevron Corp.	21,400	1,942,050
China Petroleum & Chemical Corp. sponsored ADR	1,500	22,050
CNOOC Ltd. sponsored ADR	5,800	115,072
Conoco, Inc.:
Class A	16,900	501,085
Class B	24,151	715,353
Devon Energy Corp.	2,494	115,397
EOG Resources, Inc.	2,100	66,402
Exxon Mobil Corp.	32,396	1,300,699
Kerr-McGee Corp.	2,600	151,866
Nexen, Inc.	4,100	103,399
Nuevo Energy Co. (a)	1,400	22,960
Petro-Canada	7,100	178,553
Common Stocks - continued
	Shares	Value (Note 1)
OIL & GAS - CONTINUED
Phillips Petroleum Co.	8,200	$ 471,500
Pioneer Natural Resources Co. (a)	2,400	42,000
ProSafe ASA (a)	5,150	68,746
Royal Dutch Petroleum Co. (NY Shares)	25,500	1,444,065
Spinnaker Exploration Co. (a)	2,200	84,260
Suncor Energy, Inc.	13,000	359,797
Talisman Energy, Inc.	4,700	180,221
Texaco, Inc.	19,900	1,386,035
Tom Brown, Inc. (a)	1,000	23,800
Tosco Corp.	8,100	375,840
TotalFinaElf SA sponsored ADR	3,100	228,935
Unocal Corp.	6,600	232,980
USX - Marathon Group	15,600	491,556
Valero Energy Corp.	6,400	265,600
TOTAL OIL & GAS		13,482,512
PAPER & FOREST PRODUCTS - 11.4%
Boise Cascade Corp.	6,500	238,550
Bowater, Inc.	5,200	246,688
Georgia-Pacific Group	14,600	533,484
International Forest Products (Interfor) Class A (a)	22,000	60,307
International Paper Co.	21,100	846,532
Louisiana-Pacific Corp.	4,400	46,728
Mead Corp.	6,900	229,356
Mercer International, Inc. (SBI) (a)	3,800	33,592
Potlatch Corp.	800	26,400
Slocan Forest Products Ltd.	9,500	67,708
TimberWest Forest Corp. unit	4,800	38,111
Wausau-Mosinee Paper Corp.	1,400	17,584
Westvaco Corp.	3,100	94,395
Weyerhaeuser Co.	7,800	442,650
TOTAL PAPER & FOREST PRODUCTS		2,922,085
TOTAL COMMON STOCKS (Cost $22,583,237)		23,752,218
Cash Equivalents - 7.5%

Fidelity Cash Central Fund, 3.64% (b) (Cost $1,931,809)	1,931,809	1,931,809
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $24,515,046)		25,684,027
NET OTHER ASSETS - (0.1)%		(14,856)
NET ASSETS - 100%		$ 25,669,171
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $0 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $18,449,164 and $14,394,628, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,103 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	73.2%
United Kingdom	8.0
Canada	7.8
Netherlands	5.9
Netherlands Antilles	2.3
France	1.1
Others (individually less than 1%)	1.7
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $24,780,345. Net unrealized appreciation aggregated $903,682, of which $2,446,474 related to appreciated investment securities and $1,542,792 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Natural Resources Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $24,515,046) - See accompanying schedule		$ 25,684,027
Receivable for fund shares sold		49,303
Dividends receivable		89,030
Interest receivable		5,327
Redemption fees receivable		15
Other receivables		19
Total assets		25,827,721
Liabilities
Payable for investments purchased	$ 35,471
Payable for fund shares redeemed	90,269
Accrued management fee	12,355
Other payables and accrued expenses	20,455
Total liabilities		158,550
Net Assets		$ 25,669,171
Net Assets consist of:
Paid in capital		$ 24,957,342
Undistributed net investment income		72,234
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(529,373)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,168,968
Net Assets, for 1,991,075 shares outstanding		$ 25,669,171
Net Asset Value and redemption price per share ($25,669,171 ÷ 1,991,075 shares)		$12.89
Maximum offering price per share (100/97.00 of $12.89)		$13.29

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 219,620
Interest		48,526
Security lending		53
Total income		268,199
Expenses
Management fee	$ 75,707
Transfer agent fees	65,488
Accounting and security lending fees	30,307
Non-interested trustees' compensation	43
Custodian fees and expenses	9,466
Registration fees	10,759
Audit	6,674
Legal	63
Reports to shareholders	4,376
Miscellaneous	44
Total expenses before reductions	202,927
Expense reductions	(6,962)	195,965
Net investment income		72,234
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(368,539)
Foreign currency transactions	1,915	(366,624)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,531,660)
Assets and liabilities in foreign currencies	(15)	(1,531,675)
Net gain (loss)		(1,898,299)
Net increase (decrease) in net assets resulting from operations		$ (1,826,065)
Other Information Sales charges paid to FDC		$ 59,468
Deferred sales charges withheld by FDC		$ -
Exchange fees withheld by FSC		$ 675

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Natural Resources Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 72,234	$ 55,620
Net realized gain (loss)	(366,624)	2,566,447
Change in net unrealized appreciation (depreciation)	(1,531,675)	1,303,720
Net increase (decrease) in net assets resulting from operations	(1,826,065)	3,925,787
Distributions to shareholders From net investment income	(17,824)	(13,959)
From net realized gain	(712,949)	(1,373,824)
Total distributions	(730,773)	(1,387,783)
Share transactions Net proceeds from sales of shares	14,820,181	23,623,830
Reinvestment of distributions	710,843	1,355,905
Cost of shares redeemed	(10,325,370)	(18,607,350)
Net increase (decrease) in net assets resulting from share transactions	5,205,654	6,372,385
Redemption fees	14,164	38,330
Total increase (decrease) in net assets	2,662,980	8,948,719
Net Assets
Beginning of period	23,006,191	14,057,472
End of period (including undistributed net investment income of $72,234 and $39,724, respectively)	$ 25,669,171	$ 23,006,191
Other Information Shares
Sold	1,052,814	1,666,129
Issued in reinvestment of distributions	51,511	101,764
Redeemed	(744,128)	(1,337,267)
Net increase (decrease)	360,197	430,626

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 H	1999	1998 F
Net asset value, beginning of period	$ 14.11	$ 11.71	$ 7.89	$ 10.46	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.04	.04	(.02)	(.05)	(.09)
Net realized and unrealized gain (loss)	(.86)	3.33	3.80	(2.54)	.76
Total from investment operations	(.82)	3.37	3.78	(2.59)	.67
Less Distributions
From net investment income	(.01)	(.01)	-	-	-
From net realized gain	(.40)	(.99)	-	-	(.26)
Total distributions	(.41)	(1.00)	-	-	(.26)
Redemption fees added to paid in capital	.01	.03	.04	.02	.05
Net asset value, end of period	$ 12.89	$ 14.11	$ 11.71	$ 7.89	$ 10.46
Total Return B, C, D	(5.93)%	29.57%	48.42%	(24.57)%	7.30%
Ratios to Average Net Assets
Expenses before expense reductions	1.51% A	1.70%	1.89%	3.20%	3.79% A
Expenses net of voluntary waivers, if any	1.51% A	1.70%	1.89%	2.50% I	2.50% A, I
Expenses net of all reductions	1.46% A, G	1.67% G	1.85% G	2.47% G	2.48% A, G
Net investment income (loss)	.54% A	.29%	(.17)%	(.54)%	(.86)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,669	$ 23,006	$ 14,057	$ 5,134	$ 7,520
Portfolio turnover rate	117% A	138%	164%	155%	165% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F For the period March 3, 1997 (commencement of operations) to February 28, 1998. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29. I FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher.

See accompanying notes which are an integral part of the financial statements.

Natural Resources Sector

Business Services and Outsourcing Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Life of fund
Select Business Services and Outsourcing	-2.31%	6.90%	73.52%
Select Business Services and Outsourcing (load adj.)	-5.24%	3.70%	68.31%
S&P 500	-7.97%	-24.39%	17.94%
GS Technology	-20.25%	-63.36%	20.48%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on February 4, 1998. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Life of fund
Select Business Services and Outsourcing	6.90%	16.68%
Select Business Services and Outsourcing (load adj.)	3.70%	15.69%
S&P 500	-24.39%	4.73%
GS Technology	-63.36%	5.35%

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Business Services and Outsourcing Portfolio on February 4, 1998, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $16,831 - a 68.31% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,794 - a 17.94% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
First Data Corp.	7.6
Automatic Data Processing, Inc.	6.1
Omnicom Group, Inc.	5.3
Concord EFS, Inc.	5.3
Paychex, Inc.	5.1
Electronic Data Systems Corp.	4.7
Interpublic Group of Companies, Inc.	4.1
Computer Sciences Corp.	3.8
State Street Corp.	3.6
Amdocs Ltd.	3.6
49.2
Top Industries as of August 31, 2001
% of fund's net assets
Commercial Services & Supplies	50.3%
IT Consulting & Services	14.3%
Media	14.3%
Diversified Financials	8.1%
Software	4.3%
All Others *	8.7%

* Includes short-term investments and net other assets.

Semiannual Report

Business Services and Outsourcing Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: James Morrow became Portfolio Manager of Fidelity Select Business Services and Outsourcing Portfolio on July 10, 2001.

Q. How did the fund perform, James?

A. The fund declined modestly during the period but performed very well compared to its benchmarks. During the six-month period that ended August 31, 2001, the fund declined 2.31%. By comparison, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - fell 20.25%. The broader stock market, as measured by the Standard & Poor's 500 Index, lost 7.97%. For the 12-month period that ended August 31, 2001, the fund returned 6.90%, substantially beating the performance of the Goldman Sachs index, which returned -63.36%, and the S&P 500, which returned -24.39%.

Q. Why did the fund beat the overall technology sector and the stock market during the six-month period?

A. Technology stocks as well as the overall market continued to experience sharply falling earnings, pushing down stock values. Investors looked widely for lower-risk, lower-volatility places to put their money. Many of them saw outsourcing stocks as a way to invest in technology while potentially avoiding some of the risk associated with the sector. Some observers consider outsourcing stocks to be less volatile because they're generally backed by recurring earnings. As an example, consider First Data, the fund's largest holding as of August 31. First Data processes credit-card transactions and receives a fee for each one it handles. As long as credit cards remain widely used, the company can count on a fairly predictable revenue stream.

Q. Can you describe your investment approach since you began managing the fund on July 10?

A. While there have been no dramatic changes, I sought to invest the fund's assets in a somewhat more concentrated way. I especially looked for attractive outsourcing opportunities in five key areas - data processing, diversified financial services, information-technology consulting, enterprise software, and advertising and media stocks. My goal was to invest in what I thought were the best stocks in each area, and which offered appealing growth opportunities for fund shareholders.

Q. What were some of the stocks that helped fund performance?

A. Affiliated Computer Services, a software company that facilitates transactions for securities firms and other businesses, was the top contributor to fund results. The firm's earnings grew faster than those of its competitors and, as earnings increased, investors bid up the stock price. Eventually, the fund's holdings in Affiliated Computer were scaled back to take advantage of the rapid price appreciation. As of August 31, we no longer owned the stock in the fund. First Data, which I mentioned earlier, and competitor Concord EFS also were strong performers for the fund. These companies benefited from continued strong growth in credit-card use. Equifax, the largest credit-reporting agency in the United States, was another positive-performing stock for the fund. The company experienced strong demand for its services as more homeowners looked to refinance mortgages.

Q. What were some stocks that hurt results?

A. The fund's weakest performer was Computer Sciences. It provides consulting services to the technology industry and was the fund's second-largest holding six months ago. The company's stock declined in mid-March after announcing that its first-quarter earnings would fall well short of what analysts expected. Amdocs was another significant holding that hurt fund returns. The company supplies software to the wireless telecommunications industry. During the period, Amdocs' stock fell along with the fortunes of the telecom companies, a downturn that severely limited capital spending and sharply cut demand for its products. Also slowing fund performance were several advertising-related companies, including the Interpublic Group of Companies and Omnicom Group. Both firms lowered their earnings expectations during a broad slowdown in ad spending. Their stocks declined in response.

Q. What's your outlook, James?

A. I'm optimistic that the trend of outsourcing major business functions will continue. Especially during a slowing economy, large corporations often look to focus on their core competencies. As the pressure to deliver earnings growth increases, these businesses face a strong incentive to eliminate functions that don't directly contribute to their shareholders' bottom line. Such responsibilities might include managing payroll, processing credit-card transactions or providing consumer credit services, to name just a few. If this trend continues, I think outsourcing stocks - and the fund - may benefit in the long term.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: February 4, 1998

Fund number: 353

Trading symbol: FBSOX

Size: as of August 31, 2001, more than
$51 million

Manager: James Morrow, since July 2001; analyst, broadcasting and wireless towers industries, since 1999; joined Fidelity in 1999

Semiannual Report

Business Services and Outsourcing Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value (Note 1)
BANKS - 0.8%
Investors Financial Services Corp.	6,400	$ 409,920
COMMERCIAL SERVICES & SUPPLIES - 50.3%
Automatic Data Processing, Inc.	60,900	3,152,184
Ceridian Corp. (a)	42,500	826,625
Certegy, Inc. (a)	23,300	800,588
ChoicePoint, Inc. (a)	13,250	529,338
Cintas Corp.	28,300	1,317,648
Concord EFS, Inc. (a)	52,600	2,759,922
CSG Systems International, Inc. (a)	5,500	252,450
DST Systems, Inc. (a)	13,800	660,330
Dun & Bradstreet Corp. (a)	20,000	667,200
Equifax, Inc.	52,900	1,376,987
FactSet Research Systems, Inc.	8,600	218,010
First Data Corp.	59,500	3,918,075
Fiserv, Inc. (a)	11,875	643,269
IMS Health, Inc.	52,900	1,408,198
Iron Mountain, Inc. (a)	7,000	298,550
Manpower, Inc.	20,200	622,564
National Data Corp.	6,800	262,548
National Processing, Inc. (a)	12,000	395,400
Paychex, Inc.	70,487	2,612,953
Robert Half International, Inc. (a)	34,100	848,749
Sabre Holdings Corp. Class A (a)	41,900	1,767,342
Total System Services, Inc.	4,300	107,586
Viad Corp.	22,900	602,270
TOTAL COMMERCIAL SERVICES & SUPPLIES		26,048,786
COMMUNICATIONS EQUIPMENT - 1.0%
SBA Communications Corp. Class A (a)	37,900	504,828
DIVERSIFIED FINANCIALS - 8.1%
Moody's Corp.	39,200	1,348,088
SEI Investments Co.	23,500	964,440
State Street Corp.	38,300	1,859,848
TOTAL DIVERSIFIED FINANCIALS		4,172,376
IT CONSULTING & SERVICES - 14.3%
Accenture Ltd. Class A	88,100	1,312,690
Computer Sciences Corp. (a)	53,000	1,992,800
Electronic Data Systems Corp.	41,200	2,429,976
KPMG Consulting, Inc.	28,500	419,805
SunGard Data Systems, Inc. (a)	53,900	1,274,735
TOTAL IT CONSULTING & SERVICES		7,430,006
MEDIA - 14.3%
Clear Channel Communications, Inc. (a)	33,800	1,699,126
Interpublic Group of Companies, Inc.	77,803	2,106,905
Omnicom Group, Inc.	35,539	2,764,579
Radio One, Inc.:
Class A (a)	19,400	297,402
Class D (non-vtg.) (a)	16,300	249,553

	Shares	Value (Note 1)
Univision Communications, Inc. Class A (a)	4,600	$ 137,218
Westwood One, Inc. (a)	5,200	148,200
TOTAL MEDIA		7,402,983
SOFTWARE - 4.3%
Advent Software, Inc. (a)	2,300	122,153
Amdocs Ltd. (a)	47,800	1,830,740
Jack Henry & Associates, Inc.	9,900	253,440
TOTAL SOFTWARE		2,206,333
TOTAL COMMON STOCKS (Cost $42,032,399)		48,175,232
Cash Equivalents - 9.5%

Fidelity Cash Central Fund, 3.64% (b) (Cost $4,904,408)	4,904,408	4,904,408
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $46,936,807)		53,079,640
NET OTHER ASSETS - (2.6)%		(1,332,204)
NET ASSETS - 100%		$ 51,747,436
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $42,342,776 and $39,381,183, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,029 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $47,533,511. Net unrealized appreciation aggregated $5,546,129, of which $8,352,314 related to appreciated investment securities and $2,806,185 related to depreciated investment securities.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $2,910,000. The weighted average interest rate was 4.79%. At period end there were no bank borrowings outstanding.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Business Services and Outsourcing Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (cost $46,936,807) - See accompanying schedule		$ 53,079,640
Cash		1,627
Receivable for investments sold		1,569,050
Receivable for fund shares sold		151,395
Dividends receivable		17,616
Interest receivable		15,969
Redemption fees receivable		13,788
Other receivables		54
Total assets		54,849,139
Liabilities
Payable for investments purchased	$ 955,485
Payable for fund shares redeemed	2,087,075
Accrued management fee	26,367
Other payables and accrued expenses	32,776
Total liabilities		3,101,703
Net Assets		$ 51,747,436
Net Assets consist of:
Paid in capital		$ 45,820,257
Accumulated net investment loss		(161,024)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(54,630)
Net unrealized appreciation (depreciation) on investments		6,142,833
Net Assets, for 3,665,195 shares outstanding		$ 51,747,436
Net Asset Value and redemption price per share ($51,747,436 ÷ 3,665,195 shares)		$14.12
Maximum offering price per share (100/97.00 of $14.12)		$14.56

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 60,580
Interest		112,319
Security lending		513
Total income		173,412
Expenses
Management fee	$ 140,844
Transfer agent fees	144,832
Accounting and security lending fees	30,479
Non-interested trustees' compensation	81
Custodian fees and expenses	4,677
Registration fees	8,662
Audit	7,540
Legal	115
Interest	387
Reports to shareholders	5,485
Miscellaneous	63
Total expenses before reductions	343,165
Expense reductions	(8,729)	334,436
Net investment income (loss)		(161,024)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	288,767
Foreign currency transactions	(57)	288,710
Change in net unrealized appreciation (depreciation) on investment securities		(3,231,910)
Net gain (loss)		(2,943,200)
Net increase (decrease) in net assets resulting from operations		$ (3,104,224)
Other Information Sales charges paid to FDC		$ 41,362
Deferred sales charges withheld by FDC		$ 35
Exchange fees withheld by FSC		$ 4,148

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Business Services and Outsourcing Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (161,024)	$ (299,630)
Net realized gain (loss)	288,710	3,384,305
Change in net unrealized appreciation (depreciation)	(3,231,910)	2,538,628
Net increase (decrease) in net assets resulting from operations	(3,104,224)	5,623,303
Distributions to shareholders from net realized gains	(684,912)	(4,201,210)
Share transactions Net proceeds from sales of shares	39,743,167	43,182,147
Reinvestment of distributions	661,371	4,032,564
Cost of shares redeemed	(40,147,185)	(45,860,913)
Net increase (decrease) in net assets resulting from share transactions	257,353	1,353,798
Redemption fees	113,582	111,366
Total increase (decrease) in net assets	(3,418,201)	2,887,257
Net Assets
Beginning of period	55,165,637	52,278,380
End of period (including accumulated net investment loss of $161,024 and $0, respectively)	$ 51,747,436	$ 55,165,637
Other Information Shares
Sold	2,727,782	3,041,000
Issued in reinvestment of distributions	49,608	310,017
Redeemed	(2,876,167)	(3,320,293)
Net increase (decrease)	(98,777)	30,724

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 J	1999	1998 G
Net asset value, beginning of period	$ 14.66	$ 14.00	$ 13.57	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.09)	(.05) F	(.11)	-
Net realized and unrealized gain (loss)	(.33)	2.00	1.69	2.92	.89
Total from investment operations	(.38)	1.91	1.64	2.81	.89
Less Distributions
From net realized gain	(.19)	(1.28)	(1.23)	(.16)	-
Redemption fees added to paid in capital	.03	.03	.02	.03	-
Net asset value, end of period	$ 14.12	$ 14.66	$ 14.00	$ 13.57	$ 10.89
Total Return B, C, D	(2.31)%	15.21%	12.15%	26.23%	8.90%
Ratios to Average Net Assets
Expenses before expense reductions	1.37% A	1.54%	1.50%	1.66%	7.72% A, I
Expenses net of voluntary waivers, if any	1.37% A	1.54%	1.50%	1.66%	2.50% A
Expenses net of all reductions	1.34% A, H	1.51% H	1.48% H	1.64% H	2.50% A
Net investment income (loss)	(.64)% A	(.67)%	(.37)%	(.91)%	(.49)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,747	$ 55,166	$ 52,278	$ 64,123	$ 15,915
Portfolio turnover rate	174% A	123%	54%	115%	36% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.05 per share. G For the period February 4, 1998 (commencement of operations) to February 28, 1998. H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. I The annualized expense ratio before expense reductions reflects certain fixed expenses and may not be representative of full period ratios. J For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Computers Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Computers	-10.72%	-61.66%	130.24%	547.60%
Select Computers (load adj.)	-13.40%	-62.81%	123.34%	528.17%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Technology	-20.25%	-63.36%	100.08%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Computers	-61.66%	18.15%	20.54%
Select Computers (load adj.)	-62.81%	17.43%	20.17%
S&P 500	-24.39%	13.33%	13.46%
GS Technology	-63.36%	14.88%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Computers Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $62,817 - a 528.17% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Microsoft Corp.	7.4
Micron Technology, Inc.	4.8
International Business Machines Corp.	4.4
Analog Devices, Inc.	3.7
Sun Microsystems, Inc.	3.4
Computer Associates International, Inc.	2.5
Dell Computer Corp.	2.4
Flextronics International Ltd.	2.4
Lexmark International, Inc. Class A	2.2
Marvell Technology Group Ltd.	2.1
35.3
Top Industries as of August 31, 2001
% of fund's net assets
Semiconductor Equipment & Products	31.7%
Software	17.4%
Computers & Peripherals	16.4%
Electronic Equipment & Instruments	9.8%
Communications Equipment	9.1%
All Others *	15.6%

* Includes short-term investments and net other assets.

Semiannual Report

Computers Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Telis Bertsekas became Portfolio Manager of Fidelity Select Computers Portfolio on June 13, 2001.

Q. How did the fund perform, Telis?

A. For the six months that ended August 31, 2001, the fund returned -10.72%, topping the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the broader technology sector - which fell 20.25%. During the same period, the Standard & Poor's 500 Index returned -7.97%. For the 12 months that ended August 31, 2001, the fund returned -61.66%, while the Goldman Sachs and S&P 500 indexes returned -63.36% and -24.39%, respectively.

Q. What were the keys to outperforming the Goldman Sachs index during this time frame?

A. Becoming more conservative in the face of a sharply slowing economy and deteriorating fundamentals paid off nicely relative to the index. Our research correctly anticipated the dramatic shift in information technology (IT) spending from the troubled high-growth areas of the market, such as networking equipment, to more traditional IT in personal computers, mainframes and back-office software. We were rewarded for playing this cyclical shift toward integration - putting back-end processing in sync with all of the money spent on consumer-oriented, front-end Internet applications during the late-1990s boom - and stocking up on several high-quality semiconductor stocks that shined during the period. NVIDIA, Analog Devices and Micron Technology topped a long list of chip stocks that benefited from an improving PC component environment. NVIDIA was sold off prior to the close of the period. The fund also got a lift from secular trend stories, namely Adobe - a graphic design software company not as exposed to IT spending cycles - which benefited from the shift to more digital content on the Internet. Good stock picking and timely trading among some of the more aggressive enterprise software groups, such as e-business applications, further aided performance. NetIQ was a notable contributor here. Finally, demand remained red-hot for consumer electronics, which was great news for us as we continued to emphasize dominant players in this space, such as Best Buy.

Q. How have you positioned the fund since taking over in June?

A. I came in with a fairly cautious view of the overall IT spending environment and, as such, positioned the fund a little more conservatively with respect to high-quality companies with poor short-term outlooks. For example, I reduced the fund's weighting in more aggressive computer storage and hardware companies, such as EMC and Sun Microsystems - two of the fund's top detractors - and added exposure to software and semiconductor stocks that were trading cheap based on their near-term prospects. Although we suffered from being too aggressive overall early on, positioning the fund in a more balanced way and becoming much more valuation conscious at least retrieved some relative performance toward the end of the period as the market further weakened.

Q. Where did the fund lose ground?

A. Having exposure to the optical networking space really hurt, as companies such as Ciena buckled from huge overcapacity issues and virtually no IT spending. It was a different story among PC-related software and hardware stocks. While we had several good picks of the more stable variety from these groups that managed to buck the downtrend, we just didn't own enough of them on average. What we lost relative to the index by underweighting Microsoft and IBM overwhelmed all that we gained by overweighting Computer Associates and Dell. With respect to EMC and Sun Microsystems, the environment for servers and storage simply deteriorated faster than those companies could gain market share.

Q. What's your outlook?

A. The overall backdrop for IT spending should improve with the economy in the next six to 12 months, and the fund is positioned for that recovery through stock selection and a more balanced distribution of holdings between high-growth leadership companies and companies defined as growth at a reasonable price. Although it may prove early, I became slightly more aggressive late in the period and added to some beaten-up growth names with sound long-term prospects. I felt it important to try and upgrade the portfolio heading into this stage of the cycle, as it's typically the highest-quality companies that lead the way out of a downturn.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts
Start date: July 29, 1985

Fund number: 007

Trading symbol: FDCPX

Size: as of August 31, 2001, more than
$1.2 billion

Manager: Telis Bertsekas, since June 2001; manager, Fidelity Select Software and Computer Services Portfolio, since 2000; analyst, beverage and tobacco industries, since 1997; joined Fidelity in 1997

Semiannual Report

Computers Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 91.6%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 0.3%
Concord EFS, Inc. (a)	75,000	$ 3,935,250
COMMUNICATIONS EQUIPMENT - 8.9%
Avocent Corp. (a)	430,000	8,819,300
Brocade Communications System, Inc. (a)	937,336	22,542,931
CIENA Corp. (a)	1,396,700	23,911,504
Corning, Inc.	315,000	3,783,150
Ditech Communications Corp. (a)	193,300	1,239,053
Motorola, Inc.	185,000	3,219,000
Nokia Corp. sponsored ADR	220,000	3,462,800
Polycom, Inc. (a)	250,000	5,070,000
QUALCOMM, Inc. (a)	325,000	19,126,250
Redback Networks, Inc. (a)	794,400	3,241,152
Research in Motion Ltd. (a)	400,000	6,790,506
SBA Communications Corp. Class A (a)	272,700	3,632,364
Tellium, Inc. (d)	212,000	2,067,000
TOTAL COMMUNICATIONS EQUIPMENT		106,905,010
COMPUTERS & PERIPHERALS - 16.4%
Compaq Computer Corp.	706,350	8,723,423
Dell Computer Corp. (a)	1,375,000	29,397,500
EMC Corp.	758,900	11,732,594
Gateway, Inc. (a)	524,000	4,700,280
Hewlett-Packard Co.	820,000	19,032,200
International Business Machines Corp.	527,500	52,750,000
Lexmark International, Inc. Class A (a)	499,100	25,978,155
Maxtor Corp. (a)	605,784	3,652,878
Sun Microsystems, Inc. (a)	3,596,600	41,181,070
TOTAL COMPUTERS & PERIPHERALS		197,148,100
DIVERSIFIED FINANCIALS - 0.0%
TeraBeam Labs Investors LLC (d)	11,600	232
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
TeraBeam Networks (a)(d)	11,600	11,600
ELECTRONIC EQUIPMENT & INSTRUMENTS - 9.7%
Agilent Technologies, Inc. (a)	795,000	21,067,500
Arrow Electronics, Inc. (a)	686,000	18,377,940
Flextronics International Ltd. (a)	1,278,000	28,039,320
Jabil Circuit, Inc. (a)	680,000	15,714,800
Mindready Solutions, Inc. (sub. vtg.) (a)	13,500	30,476
Sanmina Corp. (a)	951,800	17,141,918
Tech Data Corp. (a)	215,000	8,793,500
Tektronix, Inc. (a)	350,000	6,839,000
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		116,004,454
INTERNET & CATALOG RETAIL - 1.2%
Insight Enterprises, Inc. (a)	767,512	14,390,850
INTERNET SOFTWARE & SERVICES - 0.8%
Check Point Software Technologies Ltd. (a)	160,000	5,118,400

	Shares	Value (Note 1)
DoubleClick, Inc. (a)	260,000	$ 2,087,800
Yahoo!, Inc. (a)	200,000	2,372,000
TOTAL INTERNET SOFTWARE & SERVICES		9,578,200
MEDIA - 0.9%
Gemstar-TV Guide International, Inc. (a)	200,000	5,932,000
Macrovision Corp. (a)	110,000	4,797,100
TOTAL MEDIA		10,729,100
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 31.7%
Advanced Micro Devices, Inc. (a)	425,000	5,758,750
Altera Corp. (a)	474,300	13,470,120
Amkor Technology, Inc. (a)	175,000	2,866,500
Analog Devices, Inc. (a)	918,000	43,862,040
Applied Micro Circuits Corp. (a)	260,000	3,710,200
Chartered Semiconductor Manufacturing Ltd. ADR (a)	303,300	8,125,407
Cypress Semiconductor Corp. (a)	395,000	8,535,950
Fairchild Semiconductor International, Inc. Class A (a)	705,000	15,206,850
Infineon Technologies AG sponsored ADR	55,000	1,299,650
Integrated Circuit Systems, Inc. (a)	811,300	14,968,485
Integrated Device Technology, Inc. (a)	335,000	10,415,150
Integrated Silicon Solution (a)	415,700	6,289,541
Intersil Corp. Class A (a)	380,000	14,261,400
KLA-Tencor Corp. (a)	250,000	12,285,000
Lattice Semiconductor Corp. (a)	410,000	9,581,700
Linear Technology Corp.	80,000	3,286,400
LSI Logic Corp. (a)	1,056,000	21,384,000
Marvell Technology Group Ltd. (a)	984,200	24,654,210
Micrel, Inc. (a)	200,000	6,172,000
Micron Technology, Inc. (a)	1,520,200	57,174,722
National Semiconductor Corp. (a)	605,000	19,995,250
PMC-Sierra, Inc. (a)	176,700	5,433,525
QLogic Corp. (a)	135,000	4,051,350
RF Micro Devices, Inc. (a)	300,000	7,638,000
Semtech Corp. (a)	273,400	10,206,022
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	200,000	2,596,000
Texas Instruments, Inc.	540,000	17,874,000
Vitesse Semiconductor Corp. (a)	460,000	6,716,000
Xilinx, Inc. (a)	590,000	23,033,600
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		380,851,822
SOFTWARE - 17.2%
Adobe Systems, Inc.	130,000	4,369,300
BEA Systems, Inc. (a)	863,000	13,954,710
Cadence Design Systems, Inc. (a)	360,000	7,912,800
Citrix Systems, Inc. (a)	275,000	9,061,250
Computer Associates International, Inc.	974,600	30,261,330
Compuware Corp. (a)	754,600	9,213,666
Common Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - CONTINUED
J.D. Edwards & Co. (a)	266,900	$ 2,322,030
Microsoft Corp. (a)	1,567,200	89,408,758
NetIQ Corp. (a)	224,728	7,236,242
Numerical Technologies, Inc. (a)	471,900	13,425,555
RadiSys Corp. (a)	326,500	5,426,430
Sybase, Inc. (a)	220,000	3,029,400
Vastera, Inc.	238,200	2,384,382
VERITAS Software Corp. (a)	300,000	8,616,000
TOTAL SOFTWARE		206,621,853
SPECIALTY RETAIL - 4.0%
Best Buy Co., Inc. (a)	400,000	23,592,000
CDW Computer Centers, Inc. (a)	490,000	19,992,000
Staples, Inc. (a)	325,000	4,891,250
TOTAL SPECIALTY RETAIL		48,475,250
WIRELESS TELECOMMUNICATION SERVICES - 0.5%
American Tower Corp. Class A (a)	400,000	5,788,000
TOTAL COMMON STOCKS (Cost $1,252,955,607)		1,100,439,721
Convertible Preferred Stocks - 0.4%

COMMUNICATIONS EQUIPMENT - 0.2%
Procket Networks, Inc. Series C (d)	233,000	1,840,700
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
Aerie Networks, Inc. Series C (d)	187,000	187,000
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
ITF Optical Technologies, Inc. Series B (d)	15,000	1,023,750
SOFTWARE - 0.1%
Monterey Design Systems Series E (d)	298,000	1,564,500
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,076,858)		4,615,950
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount
SOFTWARE - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $845,000)	-	$ 845,000	973,863
Cash Equivalents - 9.9%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.64% (b)	107,163,434	$ 107,163,434
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	11,431,200	11,431,200
TOTAL CASH EQUIVALENTS (Cost $118,594,634)		118,594,634
TOTAL INVESTMENT PORTFOLIO - 102.0% (Cost $1,379,472,099)		1,224,624,168
NET OTHER ASSETS - (2.0)%		(23,892,166)
NET ASSETS - 100%		$ 1,200,732,002
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $973,863 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aerie Networks, Inc. Series C	12/21/00	$ 1,636,250
ITF Optical Technologies, Inc. Series B	10/11/00	$ 1,575,000
Monterey Design Systems Series E	11/1/00	$ 1,564,500
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 2,301,108
Tellium, Inc.	9/20/00	$ 3,180,000
TeraBeam Labs Investors LLC	7/12/01	$ 232
TeraBeam Networks	4/7/00	$ 43,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,173,597,214 and $1,278,600,945, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $136,509 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,694,782 or 0.6% of net assets.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,417,170,219. Net unrealized depreciation aggregated $192,546,051, of which $138,796,735 related to appreciated investment securities and $331,342,786 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $348,709,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Computers Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $10,764,034) (cost $1,379,472,099) - See accompanying schedule		$ 1,224,624,168
Receivable for investments sold		24,498,179
Receivable for fund shares sold		295,710
Dividends receivable		73,850
Interest receivable		394,757
Redemption fees receivable		322
Other receivables		3,068
Total assets		1,249,890,054
Liabilities
Payable for investments purchased	$ 33,117,119
Payable for fund shares redeemed	3,407,380
Accrued management fee	632,579
Other payables and accrued expenses	569,774
Collateral on securities loaned, at value	11,431,200
Total liabilities		49,158,052
Net Assets		$ 1,200,732,002
Net Assets consist of:
Paid in capital		$ 1,948,294,081
Accumulated net investment loss		(5,061,516)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(587,652,632)
Net unrealized appreciation (depreciation) on investments		(154,847,931)
Net Assets, for 32,560,888 shares outstanding		$ 1,200,732,002
Net Asset Value and redemption price per share ($1,200,732,002 ÷ 32,560,888 shares)		$36.88
Maximum offering price per share (100/97.00 of $36.88)		$38.02

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 447,448
Interest		2,366,139
Security lending		78,136
Total income		2,891,723
Expenses
Management fee	$ 4,057,426
Transfer agent fees	3,557,889
Accounting and security lending fees	350,755
Non-interested trustees' compensation	1,873
Custodian fees and expenses	25,812
Registration fees	51,475
Audit	30,985
Legal	5,679
Reports to shareholders	223,769
Miscellaneous	1,477
Total expenses before reductions	8,307,140
Expense reductions	(353,901)	7,953,239
Net investment income (loss)		(5,061,516)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(214,976,526)
Foreign currency transactions	75	(214,976,451)
Change in net unrealized appreciation (depreciation) on investment securities		67,645,824
Net gain (loss)		(147,330,627)
Net increase (decrease) in net assets resulting from operations		$ (152,392,143)
Other Information Sales charges paid to FDC		$ 433,887
Deferred sales charges withheld by FDC		$ 1,294
Exchange fees withheld by FSC		$ 25,305

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Computers Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (5,061,516)	$ (16,069,022)
Net realized gain (loss)	(214,976,451)	250,293,400
Change in net unrealized appreciation (depreciation)	67,645,824	(2,244,766,927)
Net increase (decrease) in net assets resulting from operations	(152,392,143)	(2,010,542,549)
Distributions to shareholders From net realized gain	-	(337,006,858)
In excess of net realized gain	-	(282,945,629)
Total distributions	-	(619,952,487)
Share transactions Net proceeds from sales of shares	115,888,092	723,545,072
Reinvestment of distributions	-	599,005,988
Cost of shares redeemed	(235,039,601)	(1,045,553,725)
Net increase (decrease) in net assets resulting from share transactions	(119,151,509)	276,997,335
Redemption fees	195,319	1,362,683
Total increase (decrease) in net assets	(271,348,333)	(2,352,135,018)
Net Assets
Beginning of period	1,472,080,335	3,824,215,353
End of period (including accumulated net investment loss of $5,061,516 and $0, respectively)	$ 1,200,732,002	$ 1,472,080,335
Other Information Shares
Sold	2,738,420	7,063,525
Issued in reinvestment of distributions	-	10,369,620
Redeemed	(5,810,537)	(11,687,755)
Net increase (decrease)	(3,072,117)	5,745,390

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 41.31	$ 127.95	$ 68.37	$ 41.08	$ 48.25	$ 41.03
Income from Investment Operations
Net investment income (loss) E	(.15)	(.51)	(.41)	(.29)	(.32)	(.36)
Net realized and unrealized gain (loss)	(4.29)	(64.38)	74.86	27.39	6.42	9.94
Total from investment operations	(4.44)	(64.89)	74.45	27.10	6.10	9.58
Less Distributions
From net realized gain	-	(11.85)	(14.92)	-	(10.64)	(2.47)
In excess of net realized gain	-	(9.94)	-	-	(2.75)	-
Total distributions	-	(21.79)	(14.92)	-	(13.39)	(2.47)
Redemption fees added to paid in capital	.01	.04	.05	.19	.12	.11
Net asset value, end of period	$ 36.88	$ 41.31	$ 127.95	$ 68.37	$ 41.08	$ 48.25
Total Return B, C, D	(10.72)%	(55.11)%	119.58%	66.43%	20.33%	23.97%
Ratios to Average Net Assets
Expenses before expense reductions	1.16% A	.96%	1.07%	1.25%	1.40%	1.48%
Expenses net of voluntary waivers, if any	1.16% A	.96%	1.07%	1.25%	1.40%	1.48%
Expenses net of all reductions	1.11% A, F	.95% F	1.05% F	1.23% F	1.34% F	1.44% F
Net investment income (loss)	(.71)% A	(.52)%	(.47)%	(.54)%	(.67)%	(.83)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,200,732	$ 1,472,080	$ 3,824,215	$ 1,831,435	$ 785,465	$ 604,286
Portfolio turnover rate	179% A	100%	129%	133%	333%	255%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Developing Communications Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Developing Communications	-19.17%	-62.18%	97.25%	391.49%
Select Developing Communications (load adj.)	-21.60%	-63.32%	91.34%	376.75%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Technology	-20.25%	-63.36%	100.08%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Developing Communications	-62.18%	14.55%	17.26%
Select Developing Communications (load adj.)	-63.32%	13.86%	16.90%
S&P 500	-24.39%	13.33%	13.46%
GS Technology	-63.36%	14.88%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Developing Communications Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $47,675 - a 376.75% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
AT&T Corp.	9.0
AOL Time Warner, Inc.	6.9
Vodafone Group PLC sponsored ADR	5.3
Liberty Media Corp. Class A	4.8
Motorola, Inc.	4.7
Lucent Technologies, Inc.	3.9
BellSouth Corp.	3.5
Nextel Communications, Inc. Class A	3.3
Microsoft Corp.	3.0
Cisco Systems, Inc.	3.0
47.4
Top Industries as of August 31, 2001
% of fund's net assets
Diversified Telecommunication Services	27.3%
Media	22.5%
Communications Equipment	21.0%
Wireless Telecommunication Services	17.6%
Software	4.0%
All Others *	7.6%

* Includes short-term investments and net other assets.

Semiannual Report

Developing Communications Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Shep Perkins became Portfolio Manager of Fidelity Select Developing Communications Portfolio on June 13, 2001.

Q. How did the fund perform, Shep?

A. It continued to be a tough environment. For the six months that ended August 31, 2001, the fund returned -19.17%. The Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - declined 20.25% during the same period, while the Standard & Poor's 500 Index returned -7.97%. For the 12 months that ended August 31, 2001, the fund fell 62.18%, while the Goldman Sachs index and S&P 500 returned -63.36% and -24.39%, respectively.

Q. How would you describe the climate within the technology sector over the past six months?

A. The sector continued to be hampered by the slowing economy, excess capacity issues and lower overall technology spending. Because of this difficult backdrop, many of the high-growth telecommunications companies that were around a year ago - or even six months ago - either went out of business completely or dramatically curtailed their spending. This had a huge ripple effect on most of the stocks within the portfolio, which count many of these struggling companies as important customers. Competitive local exchange carriers such as XO Communications and McLeod, for example, cut back significantly on spending, as did names such as Qwest Communications and Worldcom. The fund no longer owned XO, McLeod and Qwest at the end of the period.

Q. What strategies did you pursue to try to offset
these obstacles?

A. I tried to steer the fund more toward companies that were generating stable cash flows, as well as those with established customer bases and reasonable stock valuations. For example, I added to the fund's stakes in large regional Bell operating companies such as BellSouth, Verizon and SBC Communications, each of which were top-20 holdings at the end of August. I also bumped up the fund's exposure to wireless stocks such as Vodafone and Sprint PCS, and added to its positions in cable-related names such as AOL Time Warner and Comcast. These stocks appealed to me because they had fairly steady revenue streams. Even though times were tough, we were all still paying our phone and cable bills. Each of these positions either appreciated or depreciated slightly during the period.

Q. Can you point to any other strategies that played a role in the fund's performance?

A. I also bought stocks of larger companies that were adversely affected by bankruptcy fears during the period. For instance, I increased the fund's positions in wireless equipment maker Motorola and wire line equipment maker Lucent Technologies. While both companies wrestled with weakening fundamentals, I felt that neither was likely to go bankrupt in the near term and that selling pressure could equate to good opportunities. Motorola was the fund's best individual performer during the period, while Lucent continued to struggle.

Q. You increased the fund's exposure to AT&T and Nextel
Communications during the period. Why?

A. AT&T presented a good value story for the fund. I felt the company had a valuable catalyst in the form of its cable television assets, and there was some talk of a potential spin-off with that part of its business. Takeover offers for AT&T's cable business prevented this from happening, however, and the stock performed well. AT&T was the fund's largest position at the end of the period. Nextel was my second-largest wireless play next to Motorola. Nextel had some missteps early in the period that sent its stock price plummeting, but as the period wore on I felt the company was gradually getting back on track. Unfortunately, this wasn't reflected in the stock price.

Q. Which other stocks performed well during the period? Which were disappointments?

A. Other stocks that fared well included Cabletron Systems - an infrastructure and networking communications company - and Texas Instruments, a leader in the area of semiconductors. Additional disappointments included some of the larger telecom and networking equipment vendors, such as Nortel Networks, Redback Networks and Ciena. The fund did not own Cabletron, Texas Instruments and Redback at the end of the period.

Q. What's your outlook?

A. In terms of the sector itself, I think we're still very much in a sorting out period that may take a while to completely unwind. There's a chance that the worst may be over for some areas, but many will continue to face ongoing challenges. My job, of course, will be to try to find the stocks with the brightest outlooks. Companies with solid balance sheets and positive cash flows could be among the first to emerge should we see any type of upturn.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: June 29, 1990

Fund number: 518

Trading symbol: FSDCX

Size: as of August 31, 2001, more than
$901 million

Manager: Shep Perkins, since June 2001; manager, Fidelity Select Wireless Portfolio, since 2000; Fidelity Select Medical Delivery Portfolio, 1999-2000; joined Fidelity in 1997

Semiannual Report

Developing Communications Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 20.9%
ADC Telecommunications, Inc. (a)	650,000	$ 2,840,500
Andrew Corp. (a)	124,100	2,524,194
Brocade Communications System, Inc. (a)	268,600	6,459,830
Centillium Communications, Inc. (a)	310,000	3,813,000
CIENA Corp. (a)	81,400	1,393,568
Cisco Systems, Inc. (a)	1,646,300	26,884,079
Comverse Technology, Inc. (a)	39,400	990,516
JDS Uniphase Corp. (a)	218,500	1,540,425
Juniper Networks, Inc. (a)	11,900	166,600
Lucent Technologies, Inc.	5,205,800	35,503,556
Motorola, Inc.	2,425,000	42,195,000
Nokia Corp. sponsored ADR	715,900	11,268,266
Nortel Networks Corp.	332,500	2,081,449
QUALCOMM, Inc. (a)	441,300	25,970,505
Riverstone Networks, Inc.	233,106	2,209,845
Scientific-Atlanta, Inc.	216,300	4,442,802
Sonus Networks, Inc. (a)	27,000	398,790
Spectrasite Holdings, Inc. (a)	2,471,400	6,821,064
Telefonaktiebolaget LM Ericsson AB sponsored ADR	1,093,200	5,444,136
Tellium, Inc.	587,700	5,730,075
TOTAL COMMUNICATIONS EQUIPMENT		188,678,200
COMPUTERS & PERIPHERALS - 0.4%
I.I.S. Intelligent Information Systems Ltd. warrants 5/16/02 (a)	7,059	11,294
Sun Microsystems, Inc. (a)	303,300	3,472,785
TOTAL COMPUTERS & PERIPHERALS		3,484,079
DIVERSIFIED TELECOMMUNICATION SERVICES - 27.3%
ALLTEL Corp.	178,300	10,341,400
AT&T Corp.	4,237,500	80,682,000
BellSouth Corp.	834,100	31,111,930
Citizens Communications Co. (a)	366,500	3,939,875
Deutsche Telekom AG sponsored ADR	1,165,900	18,129,745
Korea Telecom sponsored ADR	983,000	20,436,570
SBC Communications, Inc.	550,400	22,516,864
Sprint Corp. - FON Group	931,500	21,741,210
Telefonos de Mexico SA de CV Series L sponsored ADR	298,400	10,879,664
Verizon Communications, Inc.	487,200	24,360,000
WorldCom, Inc. - WorldCom Group	122,900	1,580,494
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		245,719,752
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
Amphenol Corp. Class A (a)	63,600	2,571,348
Arrow Electronics, Inc. (a)	98,500	2,638,815
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		5,210,163

	Shares	Value (Note 1)
INTERNET SOFTWARE & SERVICES - 1.1%
Yahoo!, Inc. (a)	850,200	$ 10,083,372
MEDIA - 22.5%
Adelphia Communications Corp. Class A (a)	80,000	2,524,000
AOL Time Warner, Inc. (a)	1,676,100	62,602,335
Cablevision Systems Corp.	200,000	9,340,000
Cablevision Systems Corp. - Rainbow Media Group (a)	100,000	2,380,000
Charter Communications, Inc. Class A (a)	1,160,000	23,432,000
Comcast Corp. Class A (special) (a)	710,300	26,018,289
Cox Communications, Inc. Class A (a)	82,600	3,284,176
EchoStar Communications Corp. Class A (a)	470,800	13,257,728
Gemstar-TV Guide International, Inc. (a)	93,700	2,779,142
General Motors Corp. Class H	757,300	14,123,645
Liberty Media Corp. Class A (a)	2,843,800	43,225,760
TOTAL MEDIA		202,967,075
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.2%
Integrated Circuit Systems, Inc. (a)	141,900	2,618,055
Intel Corp.	217,900	6,092,484
Vitesse Semiconductor Corp. (a)	131,200	1,915,520
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		10,626,059
SOFTWARE - 4.0%
BEA Systems, Inc. (a)	84,100	1,359,897
Microsoft Corp. (a)	472,500	26,956,125
NVIDIA Corp. (a)	28,200	2,388,822
PeopleSoft, Inc. (a)	122,000	4,206,560
Siebel Systems, Inc. (a)	64,600	1,395,360
TOTAL SOFTWARE		36,306,764
WIRELESS TELECOMMUNICATION SERVICES - 17.6%
American Tower Corp. Class A (a)	122,300	1,769,681
AT&T Wireless Services, Inc. (a)	1,695,929	26,286,900
Dobson Communications Corp. Class A (a)	68,100	1,004,475
Leap Wireless International, Inc. (a)	33,000	601,260
Metro One Telecommunications, Inc. (a)	79,500	2,520,945
Nextel Communications, Inc. Class A (a)	2,421,800	29,255,344
Nextel Partners, Inc. Class A (a)	400,100	4,101,025
Price Communications Corp. (a)	163,400	2,937,932
Sprint Corp. - PCS Group Series 1 (a)	1,023,500	25,567,030
TeleCorp PCS, Inc. Class A (a)	409,200	5,524,200
Triton PCS Holdings, Inc. Class A (a)	150,700	5,364,920
Common Stocks - continued
	Shares	Value (Note 1)
WIRELESS TELECOMMUNICATION SERVICES - CONTINUED
Vodafone Group PLC sponsored ADR	2,378,300	$ 47,922,745
Western Wireless Corp. Class A (a)	185,700	5,743,701
TOTAL WIRELESS TELECOMMUNICATION SERVICES		158,600,158
TOTAL COMMON STOCKS (Cost $1,004,396,413)		861,675,622
Convertible Preferred Stocks - 0.1%

COMMUNICATIONS EQUIPMENT - 0.1%
Procket Networks, Inc. Series C (c) (Cost $1,293,756)	131,000	1,034,900
Cash Equivalents - 15.4%

Fidelity Cash Central Fund, 3.64% (b)	42,707,053	42,707,053
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	95,702,200	95,702,200
TOTAL CASH EQUIVALENTS (Cost $138,409,253)		138,409,253
TOTAL INVESTMENT PORTFOLIO - 111.1% (Cost $1,144,099,422)	1,001,119,775
NET OTHER ASSETS - (11.1)%	(99,843,120)
NET ASSETS - 100%	$ 901,276,655
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Procket Networks, Inc. Series C	12/26/00	$ 1,293,756
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,421,645,482 and $1,555,883,655, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $112,170 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,034,900 or 0.1% of net assets.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.1%
United Kingdom	5.3
Korea (South)	2.3
Germany	2.0
Finland	1.3
Mexico	1.2
Others (individually less than 1%)	0.8
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,161,204,250. Net unrealized depreciation aggregated $160,084,475, of which $27,555,818 related to appreciated investment securities and $187,640,293 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $586,034,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Developing Communications Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $94,643,722) (cost $1,144,099,422) - See accompanying schedule		$ 1,001,119,775
Cash		205,398
Receivable for fund shares sold		192,527
Dividends receivable		12,807
Interest receivable		239,973
Redemption fees receivable		117
Other receivables		34,676
Total assets		1,001,805,273
Liabilities
Payable for investments purchased	$ 2,071,731
Payable for fund shares redeemed	1,879,895
Accrued management fee	466,278
Other payables and accrued expenses	408,514
Collateral on securities loaned, at value	95,702,200
Total liabilities		100,528,618
Net Assets		$ 901,276,655
Net Assets consist of:
Paid in capital		$ 2,119,154,297
Accumulated net investment loss		(2,732,295)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,072,165,700)
Net unrealized appreciation (depreciation) on investments		(142,979,647)
Net Assets, for 46,587,382 shares outstanding		$ 901,276,655
Net Asset Value and redemption price per share ($901,276,655 ÷ 46,587,382 shares)		$19.35
Maximum offering price per share (100/97.00 of $19.35)		$19.95

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 1,294,965
Interest		2,044,775
Security lending		215,862
Total income		3,555,602
Expenses
Management fee	$ 3,231,325
Transfer agent fees	3,297,862
Accounting and security lending fees	297,917
Non-interested trustees' compensation	2,039
Custodian fees and expenses	20,741
Registration fees	31,428
Audit	27,714
Legal	4,828
Reports to shareholders	143,653
Miscellaneous	1,181
Total expenses before reductions	7,058,688
Expense reductions	(770,791)	6,287,897
Net investment income (loss)		(2,732,295)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(371,758,501)
Foreign currency transactions	(24,323)	(371,782,824)
Change in net unrealized appreciation (depreciation) on investment securities		145,885,167
Net gain (loss)		(225,897,657)
Net increase (decrease) in net assets resulting from operations		$ (228,629,952)
Other Information Sales charges paid to FDC		$ 323,270
Deferred sales charges withheld by FDC		$ 1,484
Exchange fees withheld by FSC		$ 28,995

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Developing Communications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (2,732,295)	$ (13,972,923)
Net realized gain (loss)	(371,782,824)	95,348,389
Change in net unrealized appreciation (depreciation)	145,885,167	(1,966,548,925)
Net increase (decrease) in net assets resulting from operations	(228,629,952)	(1,885,173,459)
Distributions to shareholders
From net realized gain	-	(165,948,757)
In excess of net realized gain	-	(448,157,941)
Total distributions	-	(614,106,698)
Share transactions Net proceeds from sales of shares	81,106,986	1,351,180,331
Reinvestment of distributions	-	595,211,522
Cost of shares redeemed	(238,320,739)	(1,614,980,172)
Net increase (decrease) in net assets resulting from share transactions	(157,213,753)	331,411,681
Paid in capital portion of redemption fees	129,967	2,132,315
Total increase (decrease) in net assets	(385,713,738)	(2,165,736,161)
Net Assets
Beginning of period	1,286,990,393	3,452,726,554
End of period (including accumulated net investment loss of $2,732,295 and $0, respectively)	$ 901,276,655	$ 1,286,990,393
Other Information Shares
Sold	3,472,917	20,482,999
Issued in reinvestment of distributions	-	19,163,968
Redeemed	(10,651,847)	(28,082,470)
Net increase (decrease)	(7,178,930)	11,564,497

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 23.94	$ 81.81	$ 32.72	$ 20.14	$ 19.68	$ 19.42
Income from Investment Operations
Net investment income (loss) E	(.05)	(.31)	(.22)	(.16)	(.18)	(.18)
Net realized and unrealized gain (loss)	(4.54)	(42.16)	52.31	12.72	4.95	.42
Total from investment operations	(4.59)	(42.47)	52.09	12.56	4.77	.24
Less Distributions
From net realized gain	-	(4.18)	(3.07)	(.07)	(4.35)	-
In excess of net realized gain	-	(11.27)	-	-	-	-
Total distributions	-	(15.45)	(3.07)	(.07)	(4.35)	-
Redemption fees added to paid in capital	.00	.05	.07	.09	.04	.02
Net asset value, end of period	$ 19.35	$ 23.94	$ 81.81	$ 32.72	$ 20.14	$ 19.68
Total Return B, C, D	(19.17)%	(55.71)%	166.12%	63.01%	28.17%	1.34%
Ratios to Average Net Assets
Expenses before expense reductions	1.24% A	1.00%	1.11%	1.38%	1.61%	1.64%
Expenses net of voluntary waivers, if any	1.24% A	1.00%	1.11%	1.38%	1.61%	1.64%
Expenses net of all reductions	1.10% A, F	.98% F	1.11%	1.34% F	1.55% F	1.62% F
Net investment income (loss)	(.48)% A	(.53)%	(.47)%	(.64)%	(.82)%	(.86)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 901,277	$ 1,286,990	$ 3,452,727	$ 612,061	$ 238,356	$ 220,360
Portfolio turnover rate	264% A	368%	112%	299%	383%	202%

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the one time sales charge.
ENet investment income (loss) per share has been calculated based on average shares outstanding during the period. FFMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.
GFor the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Electronics Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Electronics	0.23%	-53.54%	222.49%	1,082.30%
Select Electronics (load adj.)	-2.78%	-54.93%	212.81%	1,046.83%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Technology	-20.25%	-63.36%	100.08%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Electronics	-53.54%	26.39%	28.02%
Select Electronics (load adj.)	-54.93%	25.62%	27.63%
S&P 500	-24.39%	13.33%	13.46%
GS Technology	-63.36%	14.88%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Electronics Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $114,683 - a 1,046.83% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Micron Technology, Inc.	6.8
Intel Corp.	5.9
Analog Devices, Inc.	4.7
NVIDIA Corp.	3.5
Teradyne, Inc.	3.2
Xilinx, Inc.	3.1
Jabil Circuit, Inc.	2.7
Agilent Technologies, Inc.	2.6
Altera Corp.	2.4
Texas Instruments, Inc.	2.3
37.2
Top Industries as of August 31, 2001
% of fund's net assets
Semiconductor Equipment & Products	63.0%
Electronic Equipment & Instruments	15.9%
Communications Equipment	6.8%
Software	5.3%
Computers & Peripherals	1.3%
All Others *	7.7%

* Includes short-term investments and net other assets.

Semiannual Report

Electronics Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Brian Hanson, Portfolio Manager of Fidelity Select Electronics Portfolio

Q. How did the fund perform, Brian?

A. For the six months that ended August 31, 2001, the fund returned 0.23%. In comparison, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - declined 20.25% during the period. The Standard & Poor's 500 Index returned -7.97%. For the 12 months that ended August 31, 2001, the fund returned -53.54%, while the Goldman Sachs index and the S&P 500 returned -63.36% and -24.39%, respectively.

Q. What factors influenced the fund's performance during the six-month period?

A. A majority of technology companies experienced sharp declines in revenues and earnings during the period, as the sector remained in a cyclical downturn. Several factors contributed to this climate, including the slowdown in the U.S. economy; dramatic cuts in corporate spending on technology; and a large inventory correction that affected most corners of the sector. Making matters worse, this steep fall-off in earnings came at a time when many tech stocks were trading at historically high valuations. While it continued to be a tough environment for technology stocks in general, the fund did perform well relative to its benchmarks, mostly due to strong sector and security selection.

Q. Can you elaborate?

A. The most productive contributor to the fund's performance was its large position in semiconductor stocks. While the semiconductor group struggled along with rest of the sector, I still held firm to my belief that the group was well positioned to take advantage of many of the long term trends I saw in technology. I increased the fund's stake in semiconductor stocks when many were out of favor, and the fund benefited from timely trading. Another key factor involved not what I bought, but what I didn't buy. I resisted the temptation to buy several down and out telecommunications stocks, because my research showed that it would take longer than expected for telecom equipment spending to pick up.

Q. Six months ago, your approach was more defensive-oriented. Did this philosophy remain in place, or did you become more aggressive as the period went on?

A. I entered the period with a defensive mindset, but became selectively more aggressive during months when I felt many of the stocks were oversold. Most of the stocks that I bought during the period were either long-term winners that had approached a more reasonable valuation - such as Analog Devices or Teradyne - or companies that I felt had the ability to outgrow the tech sector during both good times and bad. Examples of the latter approach were NVIDIA, the fund's best individual performer during the period, and Semtech. Conversely, when the stocks were up significantly during the period, I reduced positions in those holdings that I felt were too expensive or had poor short-term fundamentals. This included names such as Texas Instruments and Flextronics.

Q. Which stocks helped the fund perform well? Which were disappointments?

A. NVIDIA - a leading maker of graphics chips that go into everything from personal computers to video game consoles - was a standout performer. Our research showed that NVIDIA not only had an edge in its field, but that it was gaining share in new, unexplored markets. Though the technology climate was tough during this period, I felt that NVIDIA would grow faster than the industry and my belief was rewarded nicely. Other stocks that helped performance included top holding Micron Technology, Analog Devices and Texas Instruments. Disappointments included Sanmina, which specializes in electronics manufacturing, Vitesse Semiconductor and Applied Micro Circuits.

Q. What's your outlook?

A. I think the volatility in the sector is here to stay, at least for the short term. The downturn won't last forever, but that doesn't help in terms of forecasting when we'll be seeing the bottom of the market. In analyzing past cycles, I've found that the stocks tend to bottom out when revenue growth rates reach their low point. Most industry analysts expected this to happen by year-end. However, the tragedy of September 11, 2001, after the period had ended, creates more uncertainty. On one hand, the Federal Reserve Board was aggressively lowering interest rates and on the other, we've seen rising unemployment and concern over the potential impact a U.S. war on terrorism could have on the economy. Valuations also are a mixed bag. In terms of the fund, I plan on taking advantage of any volatility to upgrade the fund's portfolio. The best thing I can do for shareholders is to make sure the fund owns the right mix of stocks, and to emphasize those that I feel will come out of the downturn more quickly.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 29, 1985

Fund number: 008

Trading symbol: FSELX

Size: as of August 31, 2001, more than
$5.0 billion

Manager: Brian Hanson, since 2000; analyst, semiconductor equipment, since 1998; health care industry, 1996-1998; joined Fidelity in 1996

Semiannual Report

Electronics Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.3%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 6.7%
Brocade Communications System, Inc. (a)	4,400,000	$ 105,820,000
CIENA Corp. (a)	125,000	2,140,000
Cisco Systems, Inc. (a)	3,000,000	48,990,000
Motorola, Inc.	6,400,000	111,360,000
Nokia Corp. sponsored ADR	700,000	11,018,000
QUALCOMM, Inc. (a)	750,000	44,137,500
Riverstone Networks, Inc.	450,000	4,266,000
Telefonaktiebolaget LM Ericsson AB sponsored ADR	2,500,000	12,450,000
TOTAL COMMUNICATIONS EQUIPMENT		340,181,500
COMPUTERS & PERIPHERALS - 1.3%
Dell Computer Corp. (a)	800,000	17,104,000
EMC Corp.	1,000,000	15,460,000
Gateway, Inc. (a)	1,000,000	8,970,000
Sun Microsystems, Inc. (a)	2,130,700	24,396,515
TOTAL COMPUTERS & PERIPHERALS		65,930,515
ELECTRICAL EQUIPMENT - 0.4%
Molex, Inc. Class A (non-vtg.)	200,000	5,264,000
Vishay Intertechnology, Inc. (a)	700,000	16,331,000
TOTAL ELECTRICAL EQUIPMENT		21,595,000
ELECTRONIC EQUIPMENT & INSTRUMENTS - 15.9%
Agilent Technologies, Inc. (a)	4,941,110	130,939,415
Amphenol Corp. Class A (a)	200,000	8,086,000
Arrow Electronics, Inc. (a)	1,003,200	26,875,728
Avnet, Inc.	2,475,514	59,610,377
AVX Corp.	1,980,000	41,877,000
Celestica, Inc. (sub. vtg.) (a)	411,200	14,979,732
Cognex Corp. (a)	200,000	5,536,000
Flextronics International Ltd. (a)	3,800,000	83,372,000
Jabil Circuit, Inc. (a)	5,960,500	137,747,155
KEMET Corp. (a)	1,389,800	25,294,360
Sanmina Corp. (a)	5,686,800	102,419,268
SCI Systems, Inc. (a)	2,849,700	69,817,650
Solectron Corp. (a)	5,000,000	68,000,000
Tektronix, Inc. (a)	1,200,000	23,448,000
Veeco Instruments, Inc. (a)	347,000	10,146,280
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		808,148,965
IT CONSULTING & SERVICES - 0.0%
Simplex Solutions, Inc.	6,300	164,745
MEDIA - 0.7%
AOL Time Warner, Inc. (a)	900,000	33,615,000

	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 63.0%
Advanced Micro Devices, Inc. (a)	2,850,000	$ 38,617,500
Agere Systems, Inc. Class A	4,400,000	22,440,000
Altera Corp. (a)	4,268,700	121,231,080
Analog Devices, Inc. (a)	5,000,000	238,900,000
Applied Materials, Inc. (a)	945,029	40,721,300
Applied Micro Circuits Corp. (a)	3,914,000	55,852,780
ARM Holdings PLC sponsored ADR (a)	1,369,500	17,022,885
ASML Holding NV (NY Shares) (a)	4,929,300	89,614,674
Atmel Corp. (a)	4,000,000	38,360,000
Axcelis Technologies, Inc. (a)	1,660,600	23,165,370
Broadcom Corp. Class A (a)	2,375,000	76,356,250
Chartered Semiconductor Manufacturing Ltd. ADR (a)	583,800	15,640,002
Conexant Systems, Inc. (a)	1,799,300	21,429,663
Cymer, Inc. (a)	300,000	7,548,000
Cypress Semiconductor Corp. (a)	1,747,100	37,754,831
DuPont Photomasks, Inc. (a)	628,200	21,987,000
Elantec Semiconductor, Inc. (a)(c)	1,553,100	59,017,800
Exar Corp. (a)	25,000	506,250
Fairchild Semiconductor International, Inc. Class A (a)	1,302,500	28,094,925
GlobeSpan, Inc. (a)	830,000	13,089,100
Helix Technology, Inc.	400,000	9,200,000
Infineon Technologies AG sponsored ADR	120,000	2,835,600
Integrated Circuit Systems, Inc. (a)	945,050	17,436,173
Integrated Device Technology, Inc. (a)	2,042,500	63,501,325
Intel Corp.	10,678,500	298,570,860
International Rectifier Corp. (a)	159,700	5,905,706
Intersil Corp. Class A (a)	500,000	18,765,000
KLA-Tencor Corp. (a)	1,021,200	50,181,768
Kulicke & Soffa Industries, Inc. (a)	602,000	8,674,820
LAM Research Corp. (a)	1,128,781	31,955,790
Lattice Semiconductor Corp. (a)	1,080,000	25,239,600
Linear Technology Corp.	2,097,740	86,175,159
LSI Logic Corp. (a)	4,255,200	86,167,800
Marvell Technology Group Ltd. (a)	1,987,500	49,786,875
Mattson Technology, Inc. (a)	660,000	6,573,600
Maxim Integrated Products, Inc. (a)	1,415,000	65,387,150
Micrel, Inc. (a)	1,342,400	41,426,464
Micron Technology, Inc. (a)	9,205,000	346,200,049
Microtune, Inc.	210,000	3,488,100
MIPS Technologies, Inc. Class A (a)	163,500	1,502,565
Monolithic System Technology, Inc.	205,000	2,878,200
National Semiconductor Corp. (a)	3,254,700	107,567,835
Novellus Systems, Inc. (a)	200,000	8,862,000
PDF Solutions, Inc.	105,200	1,514,880
PMC-Sierra, Inc. (a)	2,000,000	61,500,000
PRI Automation, Inc. (a)	1,056,600	19,039,932
QLogic Corp. (a)	535,400	16,067,354
Rambus, Inc. (a)	400,100	2,492,623
RF Micro Devices, Inc. (a)	2,756,900	70,190,674
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
Samsung Electronics Co. Ltd.	228,150	$ 33,866,016
Semtech Corp. (a)	1,125,000	41,996,250
Silicon Laboratories, Inc. (a)	1,500,000	29,985,000
Siliconix, Inc. (a)	215,600	6,409,788
STMicroelectronics NV (NY Shares)	800,000	24,584,000
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	5,860,000	76,062,800
Teradyne, Inc. (a)	4,988,262	163,515,228
Texas Instruments, Inc.	3,550,000	117,505,000
Transwitch Corp. (a)	175,000	1,435,000
TriQuint Semiconductor, Inc. (a)	75,000	1,590,000
Varian Semiconductor Equipment Associates, Inc. (a)	556,900	19,157,360
Vitesse Semiconductor Corp. (a)	3,219,000	46,997,400
Xilinx, Inc. (a)	4,042,900	157,834,816
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		3,197,375,970
SOFTWARE - 5.3%
Cadence Design Systems, Inc. (a)	1,300,000	28,574,000
Mentor Graphics Corp. (a)	342,000	5,643,000
Microsoft Corp. (a)	270,000	15,403,500
Numerical Technologies, Inc. (a)	1,016,598	28,922,213
NVIDIA Corp. (a)	2,131,490	180,558,518
Roxio, Inc. (a)	166,920	3,029,598
Synopsys, Inc. (a)	150,000	6,921,000
TOTAL SOFTWARE		269,051,829
TOTAL COMMON STOCKS (Cost $5,415,957,704)		4,736,063,524
Convertible Preferred Stocks - 0.1%

COMMUNICATIONS EQUIPMENT - 0.1%
Procket Networks, Inc. Series C (d) (Cost $2,469,000)	250,000	1,975,000
Cash Equivalents - 10.3%

Fidelity Cash Central Fund, 3.64% (b)	374,276,329	374,276,329
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	150,351,100	150,351,100
TOTAL CASH EQUIVALENTS (Cost $524,627,429)		524,627,429
TOTAL INVESTMENT PORTFOLIO - 103.7% (Cost $5,943,054,133)		5,262,665,953
NET OTHER ASSETS - (3.7)%		(185,554,904)
NET ASSETS - 100%		$ 5,077,111,049
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Procket Networks, Inc. Series C	11/15/00	$ 2,469,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,613,845,594 and $1,665,811,943, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $142,597 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,975,000 or 0.1% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Elantec Semi- conductor, Inc.	$ 19,509,615	$ 9,182,237	$ -	$ 59,017,800
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $6,042,191,491. Net unrealized depreciation aggregated $779,525,538, of which $943,599,931 related to appreciated investment securities and $1,723,125,469 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $512,247,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Electronics Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $146,686,660) (cost $5,943,054,133) - See accompanying schedule		$ 5,262,665,953
Receivable for investments sold		4,566,754
Receivable for fund shares sold		4,936,141
Dividends receivable		221,251
Interest receivable		1,345,571
Redemption fees receivable		11,392
Other receivables		77,555
Total assets		5,273,824,617
Liabilities
Payable for investments purchased	$ 26,299,603
Payable for fund shares redeemed	15,723,540
Accrued management fee	2,616,563
Other payables and accrued expenses	1,722,762
Collateral on securities loaned, at value	150,351,100
Total liabilities		196,713,568
Net Assets		$ 5,077,111,049
Net Assets consist of:
Paid in capital		$ 6,980,185,987
Accumulated net investment loss		(13,749,099)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,208,937,659)
Net unrealized appreciation (depreciation) on investments		(680,388,180)
Net Assets, for 104,989,248 shares outstanding		$ 5,077,111,049
Net Asset Value and redemption price per share ($5,077,111,049 ÷ 104,989,248 shares)		$48.36
Maximum offering price per share (100/97.00 of $48.36)		$49.86

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 2,310,001
Interest		9,803,861
Security lending		542,133
Total income		12,655,995
Expenses
Management fee	$ 15,803,875
Transfer agent fees	9,706,186
Accounting and security lending fees	703,429
Non-interested trustees' compensation	8,555
Custodian fees and expenses	66,233
Registration fees	183,154
Audit	80,874
Legal	18,556
Reports to shareholders	530,355
Miscellaneous	5,801
Total expenses before reductions	27,107,018
Expense reductions	(701,924)	26,405,094
Net investment income (loss)		(13,749,099)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $965,715 on sales of investments in affiliated issuers)	(629,097,531)
Foreign currency transactions	(15,901)	(629,113,432)
Change in net unrealized appreciation (depreciation) on:
Investment securities	611,746,417
Assets and liabilities in foreign currencies	(2,654)	611,743,763
Net gain (loss)		(17,369,669)
Net increase (decrease) in net assets resulting from operations		$ (31,118,768)
Other Information Sales charges paid to FDC		$ 3,235,080
Deferred sales charges withheld by FDC		$ 4,611
Exchange fees withheld by FSC		$ 59,145

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Electronics Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (13,749,099)	$ (28,663,584)
Net realized gain (loss)	(629,113,432)	846,847,260
Change in net unrealized appreciation (depreciation)	611,743,763	(6,417,648,078)
Net increase (decrease) in net assets resulting from operations	(31,118,768)	(5,599,464,402)
Distributions to shareholders From net realized gain	-	(1,382,745,840)
In excess of net realized gain	-	(320,043,670)
Total distributions	-	(1,702,789,510)
Share transactions Net proceeds from sales of shares	912,922,731	5,257,863,537
Reinvestment of distributions	-	1,647,825,016
Cost of shares redeemed	(1,037,083,742)	(4,342,782,257)
Net increase (decrease) in net assets resulting from share transactions	(124,161,011)	2,562,906,296
Redemption fees	1,938,655	8,915,960
Total increase (decrease) in net assets	(153,341,124)	(4,730,431,656)
Net Assets
Beginning of period	5,230,452,173	9,960,883,829
End of period (including accumulated net investment loss of $13,749,099 and $0, respectively)	$ 5,077,111,049	$ 5,230,452,173
Other Information Shares
Sold	17,336,491	51,088,141
Issued in reinvestment of distributions	-	22,968,944
Redeemed	(20,745,960)	(47,588,688)
Net increase (decrease)	(3,409,469)	26,468,397

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 48.25	$ 121.58	$ 47.34	$ 34.99	$ 37.95	$ 28.18
Income from Investment Operations
Net investment income (loss) E	(.13)	(.30)	(.33)	(.23)	(.17)	(.17)
Net realized and unrealized gain (loss)	.22 H	(54.44)	81.13	12.53	7.32	9.80
Total from investment operations	.09	(54.74)	80.80	12.30	7.15	9.63
Less Distributions
From net realized gain	-	(15.17)	(6.62)	-	(7.60)	-
In excess of net realized gain	-	(3.51)	-	-	(2.60)	-
Total distributions	-	(18.68)	(6.62)	-	(10.20)	-
Redemption fees added to paid in capital	.02	.09	.06	.05	.09	.14
Net asset value, end of period	$ 48.36	$ 48.25	$ 121.58	$ 47.34	$ 34.99	$ 37.95
Total Return B, C, D	0.23%	(49.66)%	178.06%	35.30%	24.15%	34.67%
Ratios to Average Net Assets
Expenses before expense reductions	.97% A	.88%	.99%	1.18%	1.18%	1.33%
Expenses net of voluntary waivers, if any	.97% A	.88%	.99%	1.18%	1.18%	1.33%
Expenses net of all reductions	.94% A, F	.87% F	.98% F	1.15% F	1.12% F	1.29% F
Net investment income (loss)	(.49)% A	(.31)%	(.46)%	(.62)%	(.42)%	(.54)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,077,111	$ 5,230,452	$ 9,960,884	$ 2,885,548	$ 2,668,750	$ 1,744,017
Portfolio turnover rate	63% A	100%	125%	160%	435%	341%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29. H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) of investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Networking and Infrastructure Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Life of fund
Select Networking and Infrastructure	-35.27%	-73.20%
Select Networking and Infrastructure (load adj.)	-37.21%	-74.00%
S&P 500	-7.97%	-20.85%
GS Technology	-20.25%	-59.59%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, or since the fund started on September 21, 2000. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the cyclical industries sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Networking and Infrastructure Portfolio on September 21, 2000, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have been $2,600 - a 74.00% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,915 - a 20.85% decrease.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Cisco Systems, Inc.	8.0
Sun Microsystems, Inc.	5.0
BellSouth Corp.	3.3
SBC Communications, Inc.	3.3
Brocade Communications System, Inc.	3.2
Microsoft Corp.	3.1
CIENA Corp.	3.1
VERITAS Software Corp.	3.0
EMC Corp.	2.6
Marvell Technology Group Ltd.	2.5
37.1
Top Industries as of August 31, 2001
% of fund's net assets
Communications Equipment	23.2%
Semiconductor Equipment & Products	21.9%
Software	14.4%
Computers & Peripherals	8.2%
Diversified Telecommunication Services	6.8%
All Others *	25.5%

* Includes short-term investments and net other assets.

Semiannual Report

Networking and Infrastructure Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Jed Weiss, Portfolio Manager of Fidelity Select Networking and Infrastructure Portfolio

Q. How did the fund perform, Jed?

A. For the six months that ended August 31, 2001, the fund returned -35.27%. The Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the broader technology sector - fell 20.25% during the same period, while the Standard & Poor's 500 Index returned -7.97%. From its inception on September 21, 2000, through August 31, 2001, the fund returned -73.20%. During this same time frame, the Goldman Sachs and S&P 500 indexes returned -59.59% and -20.85%, respectively.

Q. What factors weighed on networking and infrastructure stocks during the past six months?

A. The group continued to suffer from weak demand caused by cuts in information technology (IT) spending. Weaker economic growth - coupled with a tougher funding environment for telecommunications and Internet companies - induced sharp cutbacks in corporate IT budgets, which spelled trouble for technology suppliers. A bandwidth glut caused by years of large-scale spending by voice and data carriers in the buildout of next-generation communications networks further curtailed demand for telecom gear. As orders dried up from competitive local exchange carriers (CLECs), emerging data carriers and even traditional service providers, an inventory correction resulted at each link along the telecom food chain - from equipment to components - that lowered earnings projections for the group and battered stock prices.

Q. Why did the fund trail the Goldman Sachs index during the past six months?

A. Given the fund's charter to emphasize networking and infrastructure stocks, it was more heavily exposed to the weakest area of technology compared to the Goldman Sachs index - a much broader measure of the tech sector's performance. Having exposure to some stocks with high valuations in the optical networking space really hurt as they all collapsed. I stuck with names such as Ciena and Tellium - companies with new technologies aimed at solving pressing bottleneck problems in the network - which I felt would buck the downtrend. However, while they fared better than many other optical equipment companies, the magnitude of the telecom equipment slump caused even these stocks eventually to succumb. The fund's positioning among software and hardware stocks further hampered relative performance. We were hurt versus the Goldman Sachs index for owning more aggressive, infrastructure-related names such as Veritas Software and Sun Microsystems, at the expense of more stable, PC-driven companies such as Microsoft and IBM in a period of declining fundamentals.

Q. What moves did you make in light of this rather bleak market environment?

A. I accentuated a two-pronged strategy I had in place during the previous period of playing cheap, conservative stocks less vulnerable to the supply/demand imbalance, as well as those tied to product cycles, to help give the fund some upside when market conditions finally do improve. I also had a bit more of a value bias, focusing on cheap and improving stories as opposed to expensive high-flyers. My first move was to increase the fund's weighting in regional bell operating companies (RBOCs), such as top-10 holding BellSouth, which was cheaper and less vulnerable in a down market. Since the RBOCs enjoy better operating cash flow than emerging carriers, the outlook for the RBOCs should improve over time as the CLECs that compete with them are increasingly starved for funds. Second, I picked up some compelling values among semiconductor and semiconductor capital equipment stocks, which performed well in anticipation of an eventual improvement in the economy. Chip stock Marvell Technology further benefited from a powerful new product cycle. Finally, I added to some holdings in IT services, such as Affiliated Computer Services, for their defensive characteristics, which also helped limit the fund's downside.

Q. What's your outlook?

A. I'm still cautious for the near term as the imbalances in supply and demand unwind. We may see a resurgence in orders over the next six to nine months as firms look to replenish inventories, but I expect it will take time for demand to fully recover. When it does, I firmly believe that growth will resume and that this space should again be an attractive one relative to other areas of technology. I'll try to keep the fund in a position to benefit when fundamentals do improve by owning what I feel are long-term secular winners and by capitalizing on names that should benefit from a snapback in inventories. In the meantime, though, I may retain a somewhat conservative overall posture.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: September 21, 2000

Fund number: 912

Trading symbol: FNINX

Size: as of August 31, 2001, more than
$101 million

Manager: Jed Weiss, since inception; analyst, semiconductor and networking industries, since 1999; joined Fidelity in 1997

Semiannual Report

Networking and Infrastructure Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 90.8%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 23.2%
Avocent Corp. (a)	30,500	$ 625,555
Brocade Communications System, Inc. (a)	136,200	3,275,610
Centillium Communications, Inc. (a)	11,900	146,370
CIENA Corp. (a)	182,130	3,118,066
Cisco Systems, Inc. (a)	501,140	8,183,617
Ditech Communications Corp. (a)	33,000	211,530
Emulex Corp. (a)	10,500	167,055
Finisar Corp. (a)	81,590	804,477
Inrange Technologies Corp. Class B	20,700	173,880
JDS Uniphase Corp. (a)	207,400	1,462,170
Juniper Networks, Inc. (a)	80,376	1,125,264
Lucent Technologies, Inc.	193,700	1,321,034
Riverstone Networks, Inc.	36,700	347,916
SBA Communications Corp. Class A (a)	10,900	145,188
Scientific-Atlanta, Inc.	14,100	289,614
Sonus Networks, Inc. (a)	32,200	475,594
Spectrasite Holdings, Inc. (a)	31,700	87,492
Tellium, Inc.	172,600	1,682,850
TOTAL COMMUNICATIONS EQUIPMENT		23,643,282
COMPUTERS & PERIPHERALS - 8.2%
Dell Computer Corp. (a)	16,200	346,356
EMC Corp.	171,620	2,653,245
Network Appliance, Inc. (a)	16,600	215,136
Sun Microsystems, Inc. (a)	445,380	5,099,601
TOTAL COMPUTERS & PERIPHERALS		8,314,338
DIVERSIFIED TELECOMMUNICATION SERVICES - 6.8%
AT&T Corp.	12,300	234,192
BellSouth Corp.	90,300	3,368,190
SBC Communications, Inc.	82,050	3,356,666
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		6,959,048
ELECTRICAL EQUIPMENT - 0.3%
Benchmark Electronics, Inc. (a)	12,000	297,600
ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.7%
Agilent Technologies, Inc. (a)	86,600	2,294,900
Arrow Electronics, Inc. (a)	40,100	1,074,279
Avnet, Inc.	45,556	1,096,988
Flextronics International Ltd. (a)	95,600	2,097,464
Melexis NV (a)	30,100	234,566
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		6,798,197
INTERNET SOFTWARE & SERVICES - 6.1%
Check Point Software Technologies Ltd. (a)	77,870	2,491,061
Interwoven, Inc. (a)	18,600	151,590
Netegrity, Inc. (a)	34,160	604,632
Openwave Systems, Inc.	42,000	673,680

	Shares	Value (Note 1)
VeriSign, Inc. (a)	39,040	$ 1,602,592
Vignette Corp. (a)	60,400	412,532
webMethods, Inc. (a)	26,460	318,314
TOTAL INTERNET SOFTWARE & SERVICES		6,254,401
IT CONSULTING & SERVICES - 2.6%
Affiliated Computer Services, Inc. Class A (a)	13,600	1,112,072
KPMG Consulting, Inc.	9,000	132,570
SunGard Data Systems, Inc. (a)	61,700	1,459,205
TOTAL IT CONSULTING & SERVICES		2,703,847
MEDIA - 0.2%
EchoStar Communications Corp. Class A (a)	7,500	211,200
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 21.9%
Agere Systems, Inc. Class A	157,500	803,250
Applied Micro Circuits Corp. (a)	27,320	389,856
ASML Holding NV (NY Shares) (a)	12,000	218,160
Broadcom Corp. Class A (a)	32,680	1,050,662
Chartered Semiconductor Manufacturing Ltd. ADR (a)	27,200	728,688
DuPont Photomasks, Inc. (a)	5,400	189,000
Fairchild Semiconductor International, Inc. Class A (a)	35,500	765,735
Infineon Technologies AG sponsored ADR	27,200	642,736
Integrated Circuit Systems, Inc. (a)	28,500	525,825
Integrated Silicon Solution (a)	20,000	302,600
Intel Corp.	13,000	363,480
Intersil Corp. Class A (a)	23,000	863,190
KLA-Tencor Corp. (a)	3,800	186,732
LAM Research Corp. (a)	11,100	314,241
LSI Logic Corp. (a)	38,010	769,703
LTX Corp. (a)	9,500	170,145
Marvell Technology Group Ltd. (a)	100,370	2,514,269
Micrel, Inc. (a)	7,900	243,794
Micron Technology, Inc. (a)	32,100	1,207,281
MIPS Technologies, Inc.:
Class A (a)	18,600	170,934
Class B (a)	5,000	42,250
Monolithic System Technology, Inc.	7,800	109,512
National Semiconductor Corp. (a)	24,300	803,115
PMC-Sierra, Inc. (a)	31,540	969,855
QLogic Corp. (a)	42,280	1,268,823
Semtech Corp. (a)	8,700	324,771
Silicon Laboratories, Inc. (a)	23,900	477,761
STMicroelectronics NV (NY Shares)	70,190	2,156,939
Taiwan Semiconductor Manufacturing Co. Ltd.	393,400	729,151
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	12,600	163,548
Teradyne, Inc. (a)	6,300	206,514
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
United Microelectronics Corp.	401,350	$ 462,604
United Microelectronics Corp. sponsored ADR	25,645	192,081
Virage Logic Corp.	34,200	406,638
Vitesse Semiconductor Corp. (a)	108,270	1,580,742
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		22,314,585
SOFTWARE - 14.4%
BEA Systems, Inc. (a)	89,410	1,445,760
i2 Technologies, Inc. (a)	19,500	129,870
Inktomi Corp. (a)	68,700	272,052
J.D. Edwards & Co. (a)	41,500	361,050
Legato Systems, Inc. (a)	72,000	611,280
Mercury Interactive Corp. (a)	8,900	240,389
Micromuse, Inc. (a)	23,900	282,976
Microsoft Corp. (a)	56,100	3,200,505
Network Associates, Inc. (a)	71,600	1,134,860
Numerical Technologies, Inc. (a)	17,400	495,030
NVIDIA Corp. (a)	18,000	1,524,780
PeopleSoft, Inc. (a)	28,800	993,024
RadiSys Corp. (a)	27,800	462,036
Vastera, Inc.	44,100	441,441
VERITAS Software Corp. (a)	105,960	3,043,171
TOTAL SOFTWARE		14,638,224
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Triton PCS Holdings, Inc. Class A (a)	4,900	174,440
Western Wireless Corp. Class A (a)	7,900	244,347
TOTAL WIRELESS TELECOMMUNICATION SERVICES		418,787
TOTAL COMMON STOCKS (Cost $167,279,967)		92,553,509
Cash Equivalents - 14.3%

Fidelity Cash Central Fund, 3.64% (b)	9,572,593	9,572,593
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	5,062,000	5,062,000
TOTAL CASH EQUIVALENTS (Cost $14,634,593)		14,634,593
TOTAL INVESTMENT PORTFOLIO - 105.1% (Cost $181,914,560)		107,188,102
NET OTHER ASSETS - (5.1)%		(5,224,306)
NET ASSETS - 100%		$ 101,963,796
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $121,278,668 and $92,981,573, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $12,063 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	87.6%
Singapore	2.8
Bermuda	2.5
Israel	2.4
Netherlands	2.3
Taiwan	1.6
Others (individually less than 1%)	0.8
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $191,684,073. Net unrealized depreciation aggregated $84,495,971, of which $3,091,693 related to appreciated investment securities and $87,587,664 related to depreciated investment securities.

At February 28, 2001, the fund had a capital loss carryforward of approximately $435,000 all of which will expire on February 28, 2009.
The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $23,454,000 of currency losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Networking and Infrastructure Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $4,747,884) (cost $181,914,560) - See accompanying schedule		$ 107,188,102
Cash		7,007
Foreign currency held at value (cost $61)		61
Receivable for investments sold		1,332,591
Receivable for fund shares sold		555,248
Dividends receivable		401
Interest receivable		33,899
Redemption fees receivable		884
Other receivables		8,275
Total assets		109,126,468
Liabilities
Payable for investments purchased	$ 1,266,146
Payable for fund shares redeemed	678,766
Accrued management fee	54,887
Other payables and accrued expenses	100,873
Collateral on securities loaned, at value	5,062,000
Total liabilities		7,162,672
Net Assets		$ 101,963,796
Net Assets consist of:
Paid in capital		$ 282,391,936
Accumulated net investment loss		(623,575)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(105,078,107)
Net unrealized appreciation (depreciation) on investments		(74,726,458)
Net Assets, for 38,113,416 shares outstanding		$ 101,963,796
Net Asset Value and redemption price per share ($101,963,796 ÷ 38,113,416 shares)		$2.68
Maximum offering price per share (100/97.00 of $2.68)		$2.76

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 80,953
Interest		251,386
Security lending		21,321
Total income		353,660
Expenses
Management fee	$ 364,739
Transfer agent fees	521,663
Accounting and security lending fees	42,221
Non-interested trustees' compensation	223
Custodian fees and expenses	11,617
Registration fees	41,559
Audit	7,061
Legal	231
Reports to shareholders	17,799
Miscellaneous	154
Total expenses before reductions	1,007,267
Expense reductions	(30,032)	977,235
Net investment income (loss)		(623,575)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(74,148,583)
Foreign currency transactions	1,937	(74,146,646)
Change in net unrealized appreciation (depreciation) on investment securities		19,561,529
Net gain (loss)		(54,585,117)
Net increase (decrease) in net assets resulting from operations		$ (55,208,692)
Other Information Sales charges paid to FDC		$ 490,153
Deferred sales charges withheld by FDC		$ 187
Exchange fees withheld by FSC		$ 7,328

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Networking and Infrastucture Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	September 21, 2000 (commencement of operations) to February 28, 2001
Operations Net investment income (loss)	$ (623,575)	$ (480,698)
Net realized gain (loss)	(74,146,646)	(30,933,012)
Change in net unrealized appreciation (depreciation)	19,561,529	(94,287,987)
Net increase (decrease) in net assets resulting from operations	(55,208,692)	(125,701,697)
Share transactions Net proceeds from sales of shares	110,792,475	351,974,882
Cost of shares redeemed	(84,225,452)	(96,332,912)
Net increase (decrease) in net assets resulting from share transactions	26,567,023	255,641,970
Redemption fees	254,843	410,349
Total increase (decrease) in net assets	(28,386,826)	130,350,622
Net Assets
Beginning of period	130,350,622	-
End of period (including accumulated net investment loss of $623,575 and $0, respectively)	$ 101,963,796	$ 130,350,622
Other Information Shares
Sold	29,802,835	47,214,700
Redeemed	(23,195,766)	(15,708,353)
Net increase (decrease)	6,607,069	31,506,347

Financial Highlights

	Six months ended August 31, 2001	Year ended February 28,
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 4.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.02)
Net realized and unrealized gain (loss)	(1.45)	(5.86)
Total from investment operations	(1.47)	(5.88)
Redemption fees added to paid in capital	.01	.02
Net asset value, end of period	$ 2.68	$ 4.14
Total Return B, C, D	(35.27)%	(58.60)%
Ratios to Average Net Assets
Expenses before expense reductions	1.56% A	1.60% A
Expenses net of voluntary waivers, if any	1.56% A	1.60% A
Expenses net of all reductions	1.51% A, G	1.59% A, G
Net investment income (loss)	(.97)% A	(.89)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 101,964	$ 130,351
Portfolio turnover rate	159% A	126% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F For the period September 21, 2000 (commencement of operations) to February 28, 2001. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Software and Computer Services Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services	-8.23%	-42.79%	150.44%	600.49%
Select Software and Computer Services (load adj.)	-10.98%	-44.50%	142.92%	579.47%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Technology	-20.25%	-63.36%	100.08%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Software and Computer Services	-42.79%	20.15%	21.49%
Select Software and Computer Services (load adj.)	-44.50%	19.42%	21.12%
S&P 500	-24.39%	13.33%	13.46%
GS Technology	-63.36%	14.88%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Software and Computer Services Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $67,947 - a 579.47% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Microsoft Corp.	10.7
Computer Associates International, Inc.	6.2
BEA Systems, Inc.	4.5
VERITAS Software Corp.	4.3
J.D. Edwards & Co.	3.7
Compuware Corp.	3.7
Mercury Interactive Corp.	3.1
Peregrine Systems, Inc.	2.7
Adobe Systems, Inc.	2.7
International Business Machines Corp.	2.5
44.1
Top Industries as of August 31, 2001
% of fund's net assets
Software	65.8%
Internet Software & Services	7.1%
Commercial Services & Supplies	6.0%
Computers & Peripherals	4.3%
IT Consulting & Services	3.9%
All Others *	12.9%

* Includes short-term investments and net other assets.

Semiannual Report

Software and Computer Services Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Telis Bertsekas, Portfolio Manager of Fidelity Select Software and Computer Services Portfolio

Q. How did the fund perform, Telis?

A. For the six-month period that ended August 31, 2001, the fund returned -8.23%, outpacing the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the broader technology sector - which returned -20.25%. During the same period, the Standard & Poor's 500 Index returned -7.97%. For the one-year period that ended August 31, 2001, the fund returned -42.79%, while the Goldman Sachs and S&P 500 indexes returned -63.36% and -24.39%, respectively.

Q. How did the fund manage to outperform the Goldman Sachs index given the hostile climate for tech stocks overall?

A. Being conservative - that is, not overpaying for stocks and not trying to stand in front of deteriorating fundamentals - really paid off relative to the index. This stance involved focusing on companies trading at attractive valuations and that had the best prospects for sustaining some growth and earnings power in a poor economic environment. The fund's emphasis on software and computer services stocks, which generally outperformed other areas of technology such as networking equipment, gave us an edge. It was through our positioning within those industries that we were able to widen the performance gap versus the index.

Q. Can you highlight some of your key strategies within these industries?

A. Sure. Despite yielding negative absolute returns, our software holdings accounted for the bulk of the fund's performance relative to the Goldman Sachs benchmark. Timely trading among some of the more aggressive enterprise software groups, such as e-business applications, proved critical to our success. We benefited from adding to our positions in several high-quality stocks, including Siebel Systems, that appeared oversold in April, and taking some sizable profits after a powerful, albeit brief, snapback in May. From that point on, the group's fundamental outlook - and stock performance - took a dramatic turn for the worse. Our research indicated a deceleration in the growth rate in several of the high-growth areas in software - which tend to be highly sensitive to economic cycles - due to a shift in information technology (IT) spending to more old-line areas such as back-office processing, PCs and mainframes. Anticipating this shift toward integration - putting the back end in sync with all of the money spent on the front end during the late-1990s boom - I loaded up on the more stable, old-line mainframe/PC-related software names, which bucked the downtrend and performed nicely for us. Plays on this shift included ample stakes in Computer Associates, Microsoft, PeopleSoft, Compuware and Network Associates, and underexposure to stocks such as Oracle.

Q. How did some of your other moves play out for the fund?

A. Staying with the integration theme, I also focused for much of the period on IT services stocks that benefit from more stable demand and an emerging trend toward outsourcing. Companies had a lot of complexity after spending hand over fist for new economy gear and didn't have the IT staff to install, integrate and maintain it. Data processing stocks such as First Data were particularly strong performers from the services space during the past six months. The fund also got a lift from secular trend stories, namely Adobe - a graphic design software company not as exposed to IT spending cycles - which benefited from the shift to more digital content on the Internet. Finally, we were heavily underweighted in networking stocks relative to the index, which further aided performance, as the sector suffered from overcapacity issues. On the down side, BEA Systems, Veritas Software and Micromuse topped the list of detractors. Here are three solid software companies that are leaders in their respective spaces of application servers, storage management and network management, with strong long-term outlooks that were simply overwhelmed by short-term declines in technology spending and growth rates.

Q. What's your outlook?

A. The overall backdrop for software spending should improve with the economy in the next six to 12 months, and the fund is positioned for that recovery through stock selection and a more balanced distribution of holdings between high-growth leadership companies and growth at a reasonable price-type companies. Although it may prove early, I became slightly more aggressive again late in the period and added to some beaten-up growth names with sound long-term prospects. I felt it important to try and upgrade the portfolio heading into this stage of the cycle, as it's typically the highest-quality companies that lead the way out of a downturn.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 29, 1985

Fund number: 028

Trading symbol: FSCSX

Size: as of August 31, 2001, more than $831 million

Manager: Telis Bertsekas, since 2000; manager, Fidelity Select Computers Portfolio, since June 2001; analyst, beverage and tobacco industries, since 1997; joined Fidelity in 1997

Semiannual Report

Software and Computer Services Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 6.0%
Cendant Corp. (a)	705,000	$ 13,444,350
Concord EFS, Inc. (a)	293,000	15,373,710
Convergys Corp. (a)	125,000	3,508,750
First Data Corp.	215,000	14,157,750
Paychex, Inc.	90,000	3,336,300
TOTAL COMMERCIAL SERVICES & SUPPLIES		49,820,860
COMMUNICATIONS EQUIPMENT - 1.7%
Brocade Communications System, Inc. (a)	260,000	6,253,000
Brooktrout, Inc. (a)	385,000	1,894,200
Nokia Corp. sponsored ADR	145,000	2,282,300
Research in Motion Ltd. (a)	210,000	3,565,015
TOTAL COMMUNICATIONS EQUIPMENT		13,994,515
COMPUTERS & PERIPHERALS - 4.3%
International Business Machines Corp.	205,000	20,500,000
NCR Corp. (a)	110,000	4,163,500
Sun Microsystems, Inc. (a)	953,000	10,911,850
TOTAL COMPUTERS & PERIPHERALS		35,575,350
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
Tech Data Corp. (a)	110,000	4,499,000
Tektronix, Inc. (a)	100,000	1,954,000
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		6,453,000
ENERGY EQUIPMENT & SERVICES - 0.3%
Baker Hughes, Inc.	80,900	2,664,846
INTERNET & CATALOG RETAIL - 0.3%
Amazon.com, Inc. (a)	325,000	2,905,500
INTERNET SOFTWARE & SERVICES - 7.1%
Akamai Technologies, Inc. (a)	350,000	1,473,500
Blue Martini Software, Inc. (a)	1,060,000	1,060,000
Check Point Software Technologies Ltd. (a)	385,000	12,316,150
Click Communication, Inc. (a)	562,500	3,403,125
DoubleClick, Inc. (a)	550,000	4,416,500
EarthLink, Inc. (a)	100,000	1,351,000
FreeMarkets, Inc. (a)	255,000	3,687,300
MatrixOne, Inc. (a)	100,000	1,071,000
Netegrity, Inc. (a)	25,000	442,500
Radview Software Ltd.	600,000	300,000
SmartForce PLC sponsored ADR (a)	465,000	13,489,650
SynQuest, Inc.	1,460,000	1,401,600
VeriSign, Inc. (a)	205,100	8,419,355
Yahoo!, Inc. (a)	560,000	6,641,600
TOTAL INTERNET SOFTWARE & SERVICES		59,473,280

	Shares	Value (Note 1)
IT CONSULTING & SERVICES - 3.9%
Accenture Ltd. Class A	247,000	$ 3,680,300
Computer Sciences Corp. (a)	66,532	2,501,603
Edgewater Technology, Inc. (a)(c)	800,000	2,376,000
Electronic Data Systems Corp.	180,000	10,616,400
Inforte Corp. (a)	150,000	1,650,000
KPMG Consulting, Inc.	285,000	4,198,050
SunGard Data Systems, Inc. (a)	250,000	5,912,500
Technology Solutions Co. (a)	785,000	1,491,500
TOTAL IT CONSULTING & SERVICES		32,426,353
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.8%
Micron Technology, Inc. (a)	390,000	14,667,900
SOFTWARE - 65.8%
Adobe Systems, Inc.	670,906	22,549,151
Amdocs Ltd. (a)	320,000	12,256,000
BEA Systems, Inc. (a)	2,336,100	37,774,737
BMC Software, Inc. (a)	1,040,625	16,650,000
Cadence Design Systems, Inc. (a)	490,000	10,770,200
Citrix Systems, Inc. (a)	422,500	13,921,375
Computer Associates International, Inc.	1,651,700	51,285,285
Compuware Corp. (a)	2,524,600	30,825,366
i2 Technologies, Inc. (a)	100,000	666,000
Informatica Corp. (a)	593,300	4,544,678
Inktomi Corp. (a)	200,000	792,000
J.D. Edwards & Co. (a)	3,550,000	30,885,000
Macromedia, Inc. (a)	210,000	2,925,300
Manugistics Group, Inc. (a)	550,000	6,440,500
Mercury Interactive Corp. (a)	959,300	25,910,693
Micromuse, Inc. (a)	1,125,900	13,330,656
Microsoft Corp. (a)	1,552,500	88,570,125
MicroStrategy, Inc. Class A (a)	640,000	1,580,800
NetIQ Corp. (a)	425,800	13,710,760
Network Associates, Inc. (a)	160,000	2,536,000
Opnet Technologies, Inc.	438,600	4,710,564
Oracle Corp. (a)	1,000,000	12,210,000
Parametric Technology Corp. (a)	845,000	6,160,050
PeopleSoft, Inc. (a)	125,000	4,310,000
Peregrine Systems, Inc. (a)	867,300	22,705,914
Precise Software Solutions Ltd.	455,000	8,718,255
Quest Software, Inc. (a)	415,000	8,632,000
Rational Software Corp. (a)	120,000	1,723,200
Red Hat, Inc. (a)	2,201,400	7,792,956
Siebel Systems, Inc. (a)	645,900	13,951,440
SpeechWorks International, Inc.	645,900	5,335,134
Sybase, Inc. (a)	1,016,000	13,990,320
Symantec Corp. (a)	175,000	7,523,250
Common Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - CONTINUED
Vastera, Inc.	551,000	$ 5,515,510
VERITAS Software Corp. (a)	1,234,800	35,463,456
TOTAL SOFTWARE		546,666,675
SPECIALTY RETAIL - 1.9%
Best Buy Co., Inc. (a)	185,600	10,946,688
CDW Computer Centers, Inc. (a)	120,000	4,896,000
TOTAL SPECIALTY RETAIL		15,842,688
TOTAL COMMON STOCKS (Cost $915,965,773)		780,490,967
Cash Equivalents - 8.3%

Fidelity Cash Central Fund, 3.64% (b)	56,847,624	56,847,624
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	12,203,200	12,203,200
TOTAL CASH EQUIVALENTS (Cost $69,050,824)		69,050,824
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $985,016,597)		849,541,791
NET OTHER ASSETS - (2.2)%		(18,536,605)
NET ASSETS - 100%		$ 831,005,186
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,706,896,626 and $1,705,416,098, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $72,327 for the period.

Transactions during the period with companies which are or were affiliates are as follows:
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Edgewater Technology, Inc.	$ 603,579	$ -	$ -	$ 2,376,000
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,018,868,480. Net unrealized depreciation aggregated $169,326,689, of which $43,732,914 related to appreciated investment securities and $213,059,603 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Software and Computer Services Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $10,590,480) (cost $985,016,597) - See accompanying schedule		$ 849,541,791
Receivable for investments sold		41,842,927
Receivable for fund shares sold		411,544
Dividends receivable		82,950
Interest receivable		270,676
Redemption fees receivable		193
Other receivables		15,945
Total assets		892,166,026
Liabilities
Payable to custodian bank	$ 4
Payable for investments purchased	45,037,903
Payable for fund shares redeemed	3,142,529
Accrued management fee	439,926
Other payables and accrued expenses	337,278
Collateral on securities loaned, at value	12,203,200
Total liabilities		61,160,840
Net Assets		$ 831,005,186
Net Assets consist of:
Paid in capital		$ 1,154,257,453
Accumulated net investment (loss)		(2,287,522)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(185,489,939)
Net unrealized appreciation (depreciation) on investments		(135,474,806)
Net Assets, for 20,111,629 shares outstanding		$ 831,005,186
Net Asset Value and redemption price per share ($831,005,186 ÷ 20,111,629 shares)		$41.32
Maximum offering price per share (100/97.00 of $41.32)		$42.60

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 479,882
Interest		2,015,239
Security lending		132,592
Total income		2,627,713
Expenses
Management fee	$ 2,726,890
Transfer agent fees	1,950,850
Accounting and security lending fees	255,978
Non-interested trustees' compensation	923
Custodian fees and expenses	25,442
Registration fees	56,427
Audit	20,846
Legal	2,977
Reports to shareholders	70,289
Miscellaneous	1,000
Total expenses before reductions	5,111,622
Expense reductions	(196,387)	4,915,235
Net investment income (loss)		(2,287,522)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(138,167,997)
Foreign currency transactions	1,725	(138,166,272)
Change in net unrealized appreciation (depreciation) on investment securities		52,552,938
Net gain (loss)		(85,613,334)
Net increase (decrease) in net assets resulting from operations		$ (87,900,856)
Other Information Sales charges paid to FDC		$ 602,866
Deferred sales charges withheld by FDC		$ 3,476
Exchange fees withheld by FSC		$ 13,628

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Software and Computer Services Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (2,287,522)	$ (4,623,168)
Net realized gain (loss)	(138,166,272)	433,525,145
Change in net unrealized appreciation (depreciation)	52,552,938	(962,363,205)
Net increase (decrease) in net assets resulting from operations	(87,900,856)	(533,461,228)
Distributions to shareholders from net realized gains	(4,648,064)	(452,343,019)
Share transactions Net proceeds from sales of shares	257,451,558	595,014,792
Reinvestment of distributions	4,469,543	433,675,236
Cost of shares redeemed	(260,490,644)	(570,140,720)
Net increase (decrease) in net assets resulting from share transactions	1,430,457	458,549,308
Redemption fees	445,377	1,247,330
Total increase (decrease) in net assets	(90,673,086)	(526,007,609)
Net Assets
Beginning of period	921,678,272	1,447,685,881
End of period (including accumulated net investment loss of $2,287,522 and $0, respectively)	$ 831,005,186	$ 921,678,272
Other Information Shares
Sold	5,377,586	7,312,209
Issued in reinvestment of distributions	125,797	6,628,617
Redeemed	(5,724,561)	(7,384,130)
Net increase (decrease)	(221,178)	6,556,696

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 H	1999	1998	1997
Net asset value, beginning of period	$ 45.33	$ 105.09	$ 57.09	$ 44.26	$ 38.58	$ 36.20
Income from Investment Operations
Net investment income (loss) E	(.11)	(.29)	(.36) F	(.39)	(.33)	(.25)
Net realized and unrealized gain (loss)	(3.68)	(28.23)	54.60	14.46	12.57	5.87
Total from investment operations	(3.79)	(28.52)	54.24	14.07	12.24	5.62
Less Distributions
From net realized gain	(.24)	(31.32)	(6.33)	(1.32)	(6.61)	(3.31)
Redemption fees added to paid in capital	.02	.08	.09	.08	.05	.07
Net asset value, end of period	$ 41.32	$ 45.33	$ 105.09	$ 57.09	$ 44.26	$ 38.58
Total Return B, C, D	(8.23)%	(35.27)%	100.83%	32.57%	35.50%	16.14%
Ratios to Average Net Assets
Expenses before expense reductions	1.06% A	1.00%	1.11%	1.28%	1.44%	1.54%
Expenses net of voluntary waivers, if any	1.06% A	1.00%	1.11%	1.28%	1.44%	1.54%
Expenses net of all reductions	1.02% A, G	.99% G	1.11%	1.27% G	1.42% G	1.51% G
Net investment income (loss)	(.47)% A	(.36)%	(.51)%	(.82)%	(.81)%	(.66)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 831,005	$ 921,678	$ 1,447,686	$ 690,852	$ 503,367	$ 389,699
Portfolio turnover rate	392% A	272%	59%	72%	145%	279%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.01 per share. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Technology Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Technology	-16.84%	-64.36%	138.92%	473.03%
Select Technology (load adj.)	-19.34%	-65.43%	131.76%	455.84%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Technology	-20.25%	-63.36%	100.08%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Technology Index - a market capitalization-weighted index of 227 stocks designed to measure the performance of companies in the technology sector. Issues in the index include producers of sophisticated devices, services and software related to the fields of computers, electronics, networking and Internet services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Technology	-64.36%	19.03%	19.07%
Select Technology (load adj.)	-65.43%	18.31%	18.71%
S&P 500	-24.39%	13.33%	13.46%
GS Technology	-63.36%	14.88%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Technology Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $55,584 - a 455.84% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Microsoft Corp.	11.7
Intel Corp.	7.6
Cisco Systems, Inc.	6.3
Oracle Corp.	2.8
Computer Associates International, Inc.	2.5
Dell Computer Corp.	2.4
Brocade Communications System, Inc.	2.3
International Business Machines Corp.	2.0
Adobe Systems, Inc.	2.0
Flextronics International Ltd.	1.8
41.4
Top Industries as of August 31, 2001
% of fund's net assets
Semiconductor Equipment & Products	29.1%
Software	26.5%
Communications Equipment	16.2%
Computers & Peripherals	8.6%
Electronic Equipment & Instruments	4.0%
All Others *	15.6%

* Includes short-term investments and net other assets.

Semiannual Report

Technology Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Chris Zepf became Portfolio Manager of Fidelity Select Technology Portfolio on June 13, 2001.

Q. How did the fund perform, Chris?

A. It continued to be a difficult period for technology stocks. For the six months that ended August 31, 2001, the fund returned -16.84%. By comparison, the Goldman Sachs Technology Index - an index of 227 stocks designed to measure the performance of companies in the technology sector - fell 20.25% during the same period. The Standard & Poor's 500 Index returned -7.97%. For the 12 months that ended August 31, 2001, the fund returned -64.36%, while the Goldman Sachs index and the S&P 500 declined 63.36% and 24.39%, respectively.

Q. Why did technology stocks continue to underperform the broader market?

A. One of the primary catalysts behind technology stock performance is capital spending and, as the economy continued to weaken during the period, companies lowered their budgets significantly. This lack of demand - combined with the excess inventory that had been built up within the sector over the past two years - made for a very challenging environment. Revenues fell faster than expenses for most technology companies, and even the few companies that were meeting earnings growth projections were penalized along with the rest of the group.

Q. Were there any groups within the sector that offered good buying opportunities?

A. I increased the fund's exposure to semiconductor stocks - which are basically the beginning of the technology food chain - because I felt the group would be among the first to rebound as fundamentals improved. This strategy boosted performance, as the fund's top four performers for the period, in order, were semiconductor stocks NVIDIA - which specializes in 3-D and high definition technologies - Intersil, Numerical Tech and Texas Instruments. Any other opportunities within the sector were driven more by timely trading than by emphasizing any one segment. There were many instances, for instance, in which we sold out of a stock when it met our price target so we could lock in gains for shareholders. A good example is Finisar, a company that sells optical components to the data networking industry. We increased the fund's exposure to the stock during the April price drop, and reduced its stake as the period progressed. Overall, Finisar contributed positively to the fund's return.

Q. How would you describe your investing strategy?

A. I place a premium on companies that are capturing share in their respective industries; companies that are well positioned in terms of product cycles; and companies that I feel are attractively valued. There was no definable leadership group within the tech sector during the period - that is, a group you could overweight and ride for steady returns - so I emphasized individual stock research and stayed true to my valuation discipline. Fidelity has approximately 46 technology analysts around the world, and I work with them very closely to stay on top of trends and end-user demand.

Q. What types of changes have you made to the portfolio since taking over?

A. One small change is that I've pared back on some of the fund's personal computer stocks, including Hewlett-Packard and Gateway. Overall, I felt that the PC industry had become relatively mature and that sales growth would slow. I did maintain significant weightings in both Intel and Dell Computer, both of which contributed positively during the period. I also added to the fund's stake in Microsoft, which was by far our largest position at the end of the period. I felt that Microsoft's product sales would hold up relatively well during the downturn, and I liked some of the products they have in the pipeline. The stock depreciated slightly during the period. The fund did not own Hewlett-Packard or Gateway at the end of the period.

Q. Which stocks were disappointments?

A. The fund's stake in telecom equipment maker Ciena was a source of frustration. Ciena was one of the few companies to actually exceed earnings growth projections during the period, yet the stock still stumbled along with the rest of the telecommunications group. Other disappointments included Cisco Systems, EMC, Comverse Technology and Oracle.

Q. What's your outlook for the next few months, Chris?

A. As the period began, many sector followers were forecasting an economic upturn sometime later this year or in early 2002. However, in light of the tragic events that occurred in the U.S. last September 11, after the period ended, that forecast in all likelihood will be pushed out further. Important factors as we move ahead and try to regroup will be the continued unwinding of the inventory buildup we've seen within the group, as well as consumer spending patterns. I'll be keeping a close eye on both. I would remind shareholders that over extended periods of time, the technology industry has grown faster than Gross Domestic Product. We're still operating in a high-growth industry, even though it's been awfully tough to see that over the past 12-18 months.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 14, 1981

Fund number: 064

Trading symbol: FSPTX

Size: as of August 31, 2001, more than
$2.5 billion

Manager: Chris Zepf, since June 2001; manager, Fidelity Select Transportation and Fidelity Select Air Transportation Portfolios, 1998-2000; joined Fidelity in 1997

Semiannual Report

Technology Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.0%
	Shares	Value (Note 1)
COMMERCIAL SERVICES & SUPPLIES - 2.7%
Ceridian Corp. (a)	150,000	$ 2,917,500
Concord EFS, Inc. (a)	365,000	19,151,550
DST Systems, Inc. (a)	150,000	7,177,500
First Data Corp.	515,000	33,912,750
Per-Se Technologies, Inc. warrants 7/8/03 (a)	3,258	163
Sabre Holdings Corp. Class A (a)	50,700	2,138,526
The BISYS Group, Inc. (a)	90,000	5,211,000
TOTAL COMMERCIAL SERVICES & SUPPLIES		70,508,989
COMMUNICATIONS EQUIPMENT - 16.0%
Avocent Corp. (a)	406,600	8,339,366
Brocade Communications System, Inc. (a)	2,475,000	59,523,750
CIENA Corp. (a)	2,515,330	43,062,450
Cisco Systems, Inc. (a)	9,948,800	162,463,904
Comverse Technology, Inc. (a)	899,600	22,615,944
Ditech Communications Corp. (a)	979,700	6,279,877
Enterasys Networks, Inc. (a)	200,000	2,030,000
Extreme Networks, Inc. (a)	200,000	3,194,000
Finisar Corp. (a)	751,200	7,406,832
JDS Uniphase Corp. (a)	1,650,000	11,632,500
Juniper Networks, Inc. (a)	400,500	5,607,000
Motorola, Inc.	1,500,000	26,100,000
ONI Systems Corp. (a)	215,000	2,988,500
Polycom, Inc. (a)	292,500	5,931,900
QUALCOMM, Inc. (a)	350,000	20,597,500
Redback Networks, Inc. (a)	833,670	3,401,374
Riverstone Networks, Inc.	256,556	2,432,151
Scientific-Atlanta, Inc.	80,100	1,645,254
Sonus Networks, Inc. (a)	150,000	2,215,500
Sycamore Networks, Inc. (a)	400,000	2,244,000
Tellium, Inc. (e)	430,000	4,192,500
Tellium, Inc.	598,800	5,838,300
Terayon Communication Systems, Inc. (a)	933,200	3,891,444
TOTAL COMMUNICATIONS EQUIPMENT		413,634,046
COMPUTERS & PERIPHERALS - 8.6%
Compaq Computer Corp.	1,532,500	18,926,375
Dell Computer Corp. (a)	2,902,900	62,064,002
EMC Corp.	548,200	8,475,172
International Business Machines Corp.	522,500	52,250,000
Lexmark International, Inc. Class A (a)	146,600	7,630,530
Maxtor Corp. (a)	1,620,864	9,773,810
Network Appliance, Inc. (a)	625,000	8,100,000
Nippon Foundry, Inc. (a)	1,161	6,549,105
Quantum Corp. - DLT & Storage Systems Group (a)	325,000	2,850,250
Sun Microsystems, Inc. (a)	4,056,900	46,451,505
TOTAL COMPUTERS & PERIPHERALS		223,070,749

	Shares	Value (Note 1)
DIVERSIFIED FINANCIALS - 0.0%
TeraBeam Labs Investors LLC (e)	23,600	$ 472
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
TeraBeam Networks (a)(e)	23,600	23,600
ELECTRICAL EQUIPMENT - 0.7%
Benchmark Electronics, Inc. (a)	439,700	10,904,560
Vishay Intertechnology, Inc. (a)	275,000	6,415,750
TOTAL ELECTRICAL EQUIPMENT		17,320,310
ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.9%
Agilent Technologies, Inc. (a)	250,000	6,625,000
Arrow Electronics, Inc. (a)	350,000	9,376,500
Avnet, Inc.	250,000	6,020,000
Flextronics International Ltd. (a)	2,180,200	47,833,588
Ingram Micro, Inc. Class A (a)	95,000	1,425,000
Jabil Circuit, Inc. (a)	400,000	9,244,000
Merix Corp. (a)	179,900	3,464,874
Mindready Solutions, Inc. (sub. vtg.) (a)	15,900	35,894
Sanmina Corp. (a)	218,300	3,931,583
Tech Data Corp. (a)	115,000	4,703,500
Tektronix, Inc. (a)	415,000	8,109,100
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		100,769,039
INTERNET & CATALOG RETAIL - 1.0%
eBay, Inc. (a)	350,000	19,680,500
Insight Enterprises, Inc. (a)	243,300	4,561,875
TOTAL INTERNET & CATALOG RETAIL		24,242,375
INTERNET SOFTWARE & SERVICES - 0.7%
Ariba, Inc. (a)	700,000	1,596,000
Homestore.com, Inc. (a)	200,000	3,314,000
Netegrity, Inc. (a)	127,500	2,256,750
VeriSign, Inc. (a)	245,000	10,057,250
TOTAL INTERNET SOFTWARE & SERVICES		17,224,000
IT CONSULTING & SERVICES - 1.2%
Affiliated Computer Services, Inc. Class A (a)	80,000	6,541,600
Computer Sciences Corp. (a)	330,000	12,408,000
SunGard Data Systems, Inc. (a)	540,600	12,785,190
TOTAL IT CONSULTING & SERVICES		31,734,790
MEDIA - 2.1%
AOL Time Warner, Inc. (a)	680,000	25,398,000
Gemstar-TV Guide International, Inc. (a)	973,600	28,876,976
TOTAL MEDIA		54,274,976
Common Stocks - continued
	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 29.1%
Advanced Micro Devices, Inc. (a)	1,700,000	$ 23,035,000
Agere Systems, Inc. Class A	2,500,000	12,750,000
Altera Corp. (a)	496,700	14,106,280
Amkor Technology, Inc. (a)	89,000	1,457,820
Analog Devices, Inc. (a)	950,000	45,391,000
Applied Materials, Inc. (a)	330,500	14,241,245
Applied Micro Circuits Corp. (a)	400,000	5,708,000
ASML Holding NV (NY Shares) (a)	1,940,000	35,269,200
Axcelis Technologies, Inc. (a)	404,400	5,641,380
Chartered Semiconductor Manufacturing Ltd. ADR (a)	573,600	15,366,744
ChipPAC, Inc.	920,800	5,534,008
Conexant Systems, Inc. (a)	300,000	3,573,000
Cypress Semiconductor Corp. (a)	717,600	15,507,336
DuPont Photomasks, Inc. (a)	117,300	4,105,500
Elantec Semiconductor, Inc. (a)	249,600	9,484,800
Fairchild Semiconductor International, Inc. Class A (a)	831,400	17,933,298
FEI Co. (a)	75,000	2,612,250
Helix Technology, Inc.	194,300	4,468,900
Ibis Technology Corp. (a)(c)	552,800	3,582,144
Integrated Circuit Systems, Inc. (a)	957,200	17,660,340
Integrated Device Technology, Inc. (a)	572,200	17,789,698
Intel Corp.	7,000,000	195,720,000
Intersil Corp. Class A (a)	851,900	31,971,807
KLA-Tencor Corp. (a)	593,300	29,154,762
Kulicke & Soffa Industries, Inc. (a)	593,200	8,548,012
LAM Research Corp. (a)	397,000	11,239,070
Lattice Semiconductor Corp. (a)	125,000	2,921,250
Linear Technology Corp.	400,000	16,432,000
LSI Logic Corp. (a)	915,100	18,530,775
Marvell Technology Group Ltd. (a)	609,100	15,257,955
Micron Technology, Inc. (a)	897,100	33,739,931
MIPS Technologies, Inc.:
Class A (a)	92,800	852,832
Class B (a)	15,000	126,750
National Semiconductor Corp. (a)	692,200	22,877,210
PDF Solutions, Inc.	58,500	842,400
RF Micro Devices, Inc. (a)	160,000	4,073,600
Semtech Corp. (a)	100,000	3,733,000
Silicon Laboratories, Inc. (a)	605,020	12,094,350
Silicon Storage Technology, Inc. (a)	317,100	2,768,283
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	295,680	3,837,926
Teradyne, Inc. (a)	345,000	11,309,100
Texas Instruments, Inc.	773,500	25,602,850
Varian Semiconductor Equipment Associates, Inc. (a)	135,000	4,644,000
Virage Logic Corp.	172,800	2,054,592

	Shares	Value (Note 1)
Vitesse Semiconductor Corp. (a)	275,000	$ 4,015,000
Xilinx, Inc. (a)	395,600	15,444,224
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		753,009,622
SOFTWARE - 26.3%
Adobe Systems, Inc.	1,501,700	50,472,137
BEA Systems, Inc. (a)	464,300	7,507,731
Cadence Design Systems, Inc. (a)	675,000	14,836,500
Citrix Systems, Inc. (a)	200,000	6,590,000
Computer Associates International, Inc.	2,043,000	63,435,150
Compuware Corp. (a)	400,000	4,884,000
J.D. Edwards & Co. (a)	1,602,400	13,940,880
Microsoft Corp. (a)	5,295,480	302,107,133
National Instruments Corp. (a)	50,800	1,593,596
NetIQ Corp. (a)	72,000	2,318,400
Network Associates, Inc. (a)	425,000	6,736,250
Numerical Technologies, Inc. (a)	378,000	10,754,100
NVIDIA Corp. (a)	497,000	42,100,870
Oracle Corp. (a)	6,000,000	73,260,000
PeopleSoft, Inc. (a)	928,700	32,021,576
Peregrine Systems, Inc. (a)	302,400	7,916,832
RadiSys Corp. (a)	360,600	5,993,172
Sybase, Inc. (a)	1,030,000	14,183,100
Take-Two Interactive Software, Inc. (a)	179,000	2,971,400
Vastera, Inc.	312,800	3,131,128
VERITAS Software Corp. (a)	450,125	12,927,590
TOTAL SOFTWARE		679,681,545
SPECIALTY RETAIL - 0.3%
CDW Computer Centers, Inc. (a)	200,000	8,160,000
WIRELESS TELECOMMUNICATION SERVICES - 0.4%
Nextel Communications, Inc. Class A (a)	900,000	10,872,000
TOTAL COMMON STOCKS (Cost $3,084,185,115)		2,404,526,513
Convertible Preferred Stocks - 0.4%

COMMUNICATIONS EQUIPMENT - 0.2%
Chorum Technologies Series E (e)	33,100	56,270
Procket Networks, Inc. Series C (e)	504,045	3,981,956
TOTAL COMMUNICATIONS EQUIPMENT		4,038,226
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
Aerie Networks, Inc. Series C (e)	404,000	404,000
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
ITF Optical Technologies, Inc. Series B (e)	31,142	2,125,442
Convertible Preferred Stocks - continued
	Shares	Value (Note 1)
SOFTWARE - 0.1%
Monterey Design Systems Series E (e)	627,333	$ 3,293,498
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $15,647,000)		9,861,166
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount
SOFTWARE - 0.1%
Cyras Systems, Inc. 4.5% 8/15/05 (d) (Cost $1,750,000)	-	$ 1,750,000	2,016,875
Cash Equivalents - 7.5%
	Shares
Fidelity Cash Central Fund, 3.64% (b)	184,881,739	184,881,739
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	10,312,100	10,312,100
TOTAL CASH EQUIVALENTS (Cost $195,193,839)		195,193,839
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $3,296,775,954)		2,611,598,393
NET OTHER ASSETS - (1.0)%		(26,740,747)
NET ASSETS - 100%		$ 2,584,857,646
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,016,875 or 0.1% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Aerie Networks, Inc. Series C	12/21/00	$ 3,535,000
Chorum Technologies Series E	9/19/00	$ 570,644
ITF Optical Technologies, Inc. Series B	10/11/00	$ 3,269,910
Monterey Design Systems Series E	11/1/00	$ 3,293,498
Procket Networks, Inc. Series C	11/15/00 - 12/26/00	$ 4,977,948
Tellium, Inc.	9/20/00	$ 6,450,000
TeraBeam Labs Investors LLC	7/12/01	$ 472
TeraBeam Networks	4/7/00	$ 88,500
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,980,484,641 and $1,966,292,044, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $340,608 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $14,077,738 or 0.5% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Ibis Technology Corp.	$ 749,817	$ -	$ -	$ 3,582,144
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $3,363,482,734. Net unrealized depreciation aggregated $751,884,341, of which $154,014,487 related to appreciated investment securities and $905,898,828 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $942,925,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Technology Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $8,550,991) (cost $3,296,775,954) - See accompanying schedule		$ 2,611,598,393
Cash		1,935,008
Foreign currency held at value (cost $77,659)		77,659
Receivable for investments sold		80,996,611
Receivable for fund shares sold		6,917,234
Dividends receivable		170,129
Interest receivable		715,879
Redemption fees receivable		1,943
Other receivables		9,952
Total assets		2,702,422,808
Liabilities
Payable for investments purchased	$ 95,502,705
Payable for fund shares redeemed	9,020,103
Accrued management fee	1,376,035
Other payables and accrued expenses	1,354,219
Collateral on securities loaned, at value	10,312,100
Total liabilities		117,565,162
Net Assets		$ 2,584,857,646
Net Assets consist of:
Paid in capital		$ 5,380,962,985
Accumulated net investment loss		(10,909,685)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,100,017,847)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(685,177,807)
Net Assets, for 45,045,777 shares outstanding		$ 2,584,857,646
Net Asset Value and redemption price per share ($2,584,857,646 ÷ 45,045,777 shares)		$57.38
Maximum offering price per share (100/97.00 of $57.38)		$59.15

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 848,463
Interest		5,634,328
Security lending		87,289
Total income		6,570,080
Expenses
Management fee	$ 8,952,460
Transfer agent fees	7,989,134
Accounting and security lending fees	668,420
Non-interested trustees' compensation	4,055
Custodian fees and expenses	47,472
Registration fees	72,231
Audit	63,097
Legal	12,077
Reports to shareholders	324,036
Miscellaneous	3,250
Total expenses before reductions	18,136,232
Expense reductions	(656,467)	17,479,765
Net investment income (loss)		(10,909,685)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,095,458,871)
Foreign currency transactions	(8,981)	(1,095,467,852)
Change in net unrealized appreciation (depreciation) on:
Investment securities	562,655,408
Assets and liabilities in foreign currencies	(246)	562,655,162
Net gain (loss)		(532,812,690)
Net increase (decrease) in net assets resulting from operations		$ (543,722,375)
Other Information Sales charges paid to FDC		$ 2,199,294
Deferred sales charges withheld by FDC		$ 12,210
Exchange fees withheld by FSC		$ 54,233

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Technology Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ (10,909,685)	$ (29,576,393)
Net realized gain (loss)	(1,095,467,852)	(336,088,808)
Change in net unrealized appreciation (depreciation)	562,655,162	(4,667,957,208)
Net increase (decrease) in net assets resulting from operations	(543,722,375)	(5,033,622,409)
Distributions to shareholders From net realized gain	-	(376,711,985)
In excess of net realized gain	-	(531,189,906)
Total distributions	-	(907,901,891)
Share transactions Net proceeds from sales of shares	500,396,850	3,754,047,707
Reinvestment of distributions	-	879,678,826
Cost of shares redeemed	(618,049,034)	(3,373,002,493)
Net increase (decrease) in net assets resulting from share transactions	(117,652,184)	1,260,724,040
Redemption fees	694,896	6,386,725
Total increase (decrease) in net assets	(660,679,663)	(4,674,413,535)
Net Assets
Beginning of period	3,245,537,309	7,919,950,844
End of period (including accumulated net investment loss of $10,909,685 and $0, respectively)	$ 2,584,857,646	$ 3,245,537,309
Other Information Shares
Sold	7,413,308	24,473,114
Issued in reinvestment of distributions	-	6,696,754
Redeemed	(9,404,523)	(24,556,370)
Net increase (decrease)	(1,991,215)	6,613,498

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 69.00	$ 195.92	$ 82.70	$ 53.13	$ 57.70	$ 54.67
Income from Investment Operations
Net investment income (loss) D	(.24)	(.65)	(.40) E	(.34)	(.25)	(.39)
Net realized and unrealized gain (loss)	(11.40)	(105.68)	133.30	29.79	11.29	6.95
Total from investment operations	(11.64)	(106.33)	132.90	29.45	11.04	6.56
Less Distributions
From net investment income	-	-	-	-	-	-
In excess of net investment income	-	-	-	-	-	-
From net realized gain	-	(8.60)	(19.80)	-	(12.39)	(3.68)
In excess of net realized gain	-	(12.13)	-	-	(3.30)	-
Total distributions	-	(20.73)	(19.80)	-	(15.69)	(3.68)
Redemption fees added to paid in capital	.02	.14	.12	.12	.08	.15
Net asset value, end of period	$ 57.38	$ 69.00	$ 195.92	$ 82.70	$ 53.13	$ 57.70
Total Return B, C, H	(16.84)%	(59.05)%	184.11%	55.66%	24.92%	12.64%
Ratios to Average Net Assets
Expenses before expense reductions	1.15% A	.95%	1.05%	1.24%	1.38%	1.49%
Expenses net of voluntary waivers, if any	1.15% A	.95%	1.05%	1.24%	1.38%	1.49%
Expenses net of all reductions	1.10% A, F	.94% F	1.04% F	1.20% F	1.30% F	1.44% F
Net investment income (loss)	(.69)% A	(.46)%	(.34)%	(.54)%	(.45)%	(.72)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,584,858	$ 3,245,537	$ 7,919,951	$ 1,367,148	$ 691,924	$ 478,444
Portfolio turnover rate	136% A	114%	210%	339%	556%	549%

A Annualized B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the effect of the one time sales charge. D Net investment income (loss) per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $.07 per share. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29. H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Technology Sector

Natural Gas Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Life of fund
Select Natural Gas	-14.90%	-9.87%	65.56%	119.62%
Select Natural Gas (load adj.)	-17.45%	-12.57%	60.59%	113.03%
S&P 500	-7.97%	-24.39%	86.97%	200.44%
GS Utilities	-12.34%	-25.59%	65.76%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or since the fund started on April 21, 1993. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Life of fund
Select Natural Gas	-9.87%	10.61%	9.86%
Select Natural Gas (load adj.)	-12.57%	9.94%	9.46%
S&P 500	-24.39%	13.33%	14.05%
GS Utilities	-25.59%	10.64%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Natural Gas Portfolio on April 21, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $21,303 - a 113.03% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $30,044 - a 200.44% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
Enron Corp.	5.6
Duke Energy Corp.	5.5
Williams Companies, Inc.	5.4
El Paso Corp.	5.0
Dominion Resources, Inc.	4.7
Transocean Sedco Forex, Inc.	3.2
Kinder Morgan, Inc.	3.1
Talisman Energy, Inc.	2.9
Alberta Energy Co. Ltd.	2.7
Dynegy, Inc. Class A	2.6
40.7
Top Industries as of August 31, 2001
% of fund's net assets
Oil & Gas	35.2%
Gas Utilities	20.1%
Multi-Utilities	15.3%
Energy Equipment & Services	11.7%
Electric Utilities	11.0%
All Others *	6.7%

* Includes short-term investments and net other assets.

Semiannual Report

Natural Gas Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Note to shareholders: Douglas Nigen became Portfolio Manager of Fidelity Select Natural Gas Portfolio on July 1, 2001.

Q. How did the fund perform, Doug?

A. For the six-month period ending August 31, 2001, the fund returned -14.90%. The Goldman Sachs Utilities Index - an index of 115 stocks designed to measure the performance of companies in the utilities sector - fell 12.34%, and the Standard & Poor's 500 Index returned -7.97% for the same period. For the 12-month period ending August 31, 2001, the fund returned -9.87%, while the Goldman Sachs index and the S&P 500 returned -25.59% and -24.39%, respectively.

Q. Why did the fund lag its benchmarks during the six-month period?

A. The fund was caught in the backlash of the sector's supply and demand economics. Early in the period, with natural gas prices at extremely high levels, utilities, and individual consumers found it more economical to switch their power-generating fuel needs over to oil. At the same time, though, a record number of gas rigs kept pumping away and producing. This increased the natural gas supply marginally and led to fears of having all available storage areas filled prior to the winter heating season. In combination with weak industrial demand, this strong supply caused the price of this commodity to drop precipitously. As a result, natural gas stocks were one of the weaker performing energy sectors, which is why the fund underperformed both of its broader benchmarks.

Q. What changes have you made since taking over the fund in July?

A. I really haven't made too many. I've kept my predecessor's overall strategy pretty consistent by continuing to underweight the E&P (exploration and production) and service companies, while increasing the fund's weighting of stocks that have a slightly higher exposure to pipelines and oil, such as Chevron. I implemented this investment strategy to try to offset the impact of the supply and demand problems plaguing the sector with the general stability found in oil prices during the period.

Q. What specific stocks helped the fund's performance?

A. Triton Energy was the biggest contributor to performance. Amerada Hess acquired it for a 50% premium on the stock's price, which was a big boost to the fund. Canadian company Talisman Energy was another winner. The company benefited from an increased interest in Canada-based companies believed to be potential takeover targets. The strength of oil prices helped Murphy Oil, an E&P company, hold up well despite the sector downturn. Finally, Kinder Morgan, a natural gas product and pipeline company and a top-10 fund holding, also helped performance. The company's ability to continue to grow earnings and its lack of commodity exposure set it apart from most of its competitors.

Q. Which stocks were disappointments?

A. Unfortunately, some of the fund's larger holdings, including Enron, El Paso, Williams and Transocean Sedco Forex, were hit pretty hard during the period. Energy trader Enron suffered under the weight of the overall decline in the sector's core fundamentals, as well as the surprising resignation of its CEO late in the period. However, I continued to emphasize the stock given what looked to be a cheap valuation. California regulatory issues continued to negatively impact El Paso. Williams underperformed in sympathy with El Paso's plight, and for its natural gas exposure in its E&P operations. Transocean Sedco Forex underperformed in line with other oil driller and service stocks, which were hit pretty hard during the period.

Q. What's your outlook for the sector?

A. I am cautious on the sector because of its current fundamentals. As I previously mentioned, the sector is heading into the "withdrawal season," or winter months, with a pretty healthy supply of natural gas available. If the approaching winter turns out to be normal in terms of temperature and the U.S. economy continues to slump, thereby decreasing industrial demand, the overall supply of natural gas is likely to remain plentiful. This could keep the price of natural gas depressed for the near future, which would continue to resonate negatively throughout the sector. On the positive side, the sector already has seen some underperformance, so valuations will be key in making buying decisions.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: April 21, 1993

Fund number: 513

Trading symbol: FSNGX

Size: as of August 31, 2001, more than
$265 million

Manager: Douglas Nigen, since July 2001; manager, Fidelity Select Automotive Portfolio, 1999-2001; analyst, automotive industry, 1999-2001; joined Fidelity in 1997

Semiannual Report

Natural Gas Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
ELECTRIC UTILITIES - 11.0%
Dominion Resources, Inc.	198,500	$ 12,495,575
Duke Energy Corp.	371,400	14,599,734
Wisconsin Energy Corp.	94,200	2,270,220
TOTAL ELECTRIC UTILITIES		29,365,529
ELECTRICAL EQUIPMENT - 0.0%
Global Power Equipment Group, Inc.	200	2,856
ENERGY EQUIPMENT & SERVICES - 11.7%
Cooper Cameron Corp. (a)	76,420	3,305,165
Diamond Offshore Drilling, Inc.	136,000	3,794,400
ENSCO International, Inc.	113,300	2,066,592
Global Industries Ltd. (a)	35,900	289,713
Global Marine, Inc. (a)	71,700	1,032,480
Horizon Offshore, Inc. (a)	88,000	646,800
Nabors Industries, Inc. (a)	103,677	2,542,160
Noble Drilling Corp. (a)	98,500	2,679,200
Rowan Companies, Inc. (a)	48,300	751,065
Santa Fe International Corp.	146,100	3,696,330
Smith International, Inc. (a)	9,680	449,152
Transocean Sedco Forex, Inc.	296,100	8,557,290
Weatherford International, Inc. (a)	36,000	1,197,720
TOTAL ENERGY EQUIPMENT & SERVICES		31,008,067
GAS UTILITIES - 20.1%
El Paso Corp.	272,988	13,264,487
Energen Corp.	35,000	889,000
KeySpan Corp.	94,500	3,052,350
Kinder Morgan Management LLC	49,541	3,638,786
Kinder Morgan, Inc.	149,800	8,328,880
National Fuel Gas Co.	16,400	784,084
New Jersey Resources Corp.	15,500	697,500
Nicor, Inc.	37,300	1,445,748
NiSource, Inc.	137,772	3,473,232
Northwest Natural Gas Co.	22,900	572,500
ONEOK, Inc.	21,800	353,160
Peoples Energy Corp.	29,100	1,143,630
Piedmont Natural Gas Co., Inc.	40,874	1,330,449
Sempra Energy	185,400	5,022,486
Southern Union Co.	74,655	1,746,927
TransCanada PipeLines Ltd.	415,600	5,275,418
Westcoast Energy, Inc.	97,600	2,313,467
TOTAL GAS UTILITIES		53,332,104
MACHINERY - 0.3%
Babcock Borsig AG (a)	112,350	757,770
MULTI-UTILITIES - 15.3%
Dynegy, Inc. Class A	166,882	7,037,414
Energy East Corp.	60,600	1,276,236

	Shares	Value (Note 1)
Enron Corp.	422,500	$ 14,783,276
Questar Corp.	30,500	690,520
SCANA Corp.	90,100	2,439,007
Williams Companies, Inc.	440,460	14,336,973
TOTAL MULTI-UTILITIES		40,563,426
OIL & GAS - 35.2%
Alberta Energy Co. Ltd.	211,267	7,119,905
Anadarko Petroleum Corp.	98,170	5,080,298
Apache Corp.	95,625	4,487,681
Bonavista Petroleum Ltd. (a)	43,500	617,260
BP PLC sponsored ADR	134,738	6,855,469
Burlington Resources, Inc.	165,772	6,299,336
Canadian Natural Resources Ltd.	127,100	3,467,705
Chesapeake Energy Corp. (a)	246,100	1,466,756
Chevron Corp.	54,200	4,918,650
CNOOC Ltd. sponsored ADR	123,900	2,458,176
Comstock Resources, Inc. (a)	1,300	9,230
Conoco, Inc. Class A	58,600	1,737,490
Devon Energy Corp.	115,815	5,358,760
Equitable Resources, Inc.	84,100	2,691,200
Forest Oil Corp. (a)	720	19,051
Kerr-McGee Corp.	20,900	1,220,769
Louis Dreyfus Natural Gas Corp. (a)	35,000	1,163,750
Mitchell Energy & Development Corp. Class A	39,200	2,246,944
Murphy Oil Corp.	41,800	3,155,900
Newfield Exploration Co. (a)	41,000	1,351,360
Noble Affiliates, Inc.	28,800	972,000
Nuevo Energy Co. (a)	121,700	1,995,880
Ocean Energy, Inc.	101,300	1,909,505
Penn West Petroleum Ltd. (a)	27,400	574,368
Pioneer Natural Resources Co. (a)	68,100	1,191,750
Pogo Producing Co.	22,700	542,303
Spinnaker Exploration Co. (a)	122,200	4,680,260
St. Mary Land & Exploration Co.	29,500	566,400
Swift Energy Co. (a)	22,100	512,941
Talisman Energy, Inc.	198,100	7,596,133
Texaco, Inc.	72,000	5,014,800
Unocal Corp.	132,900	4,691,370
Western Gas Resources, Inc.	14,401	442,831
Westport Resources Corp. (a)	30,200	551,150
XTO Energy, Inc.	50,000	705,000
TOTAL OIL & GAS		93,672,381
TOTAL COMMON STOCKS (Cost $257,614,725)		248,702,133
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1)
GAS UTILITIES - 0.0%
NiSource, Inc. $2.60 SAILS (a) (Cost $30,770)	15,387	$ 37,698
Cash Equivalents - 7.4%

Fidelity Cash Central Fund, 3.64% (b)	19,145,793	19,145,793
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	622,000	622,000
TOTAL CASH EQUIVALENTS (Cost $19,767,793)		19,767,793
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $277,413,288)		268,507,624
NET OTHER ASSETS - (1.0)%		(2,653,375)
NET ASSETS - 100%		$ 265,854,249
Security Type Abbreviations
SAILS	-	Stock Appreciation Income Linked Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $151,696,019 and $226,391,989, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $16,048 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	86.0%
Canada	10.2
United Kingdom	2.6
Others (individually less than 1%)	1.2
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $277,655,316. Net unrealized depreciation aggregated $9,147,692, of which $28,029,578 related to appreciated investment securities and $37,177,270 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Natural Gas Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $617,024) (cost $277,413,288) - See accompanying schedule		$ 268,507,624
Receivable for investments sold		7,242,786
Receivable for fund shares sold		308,718
Dividends receivable		626,595
Interest receivable		63,655
Redemption fees receivable		331
Other receivables		2,122
Total assets		276,751,831
Liabilities
Payable for investments purchased	$ 607,665
Payable for fund shares redeemed	9,398,048
Accrued management fee	140,296
Other payables and accrued expenses	129,573
Collateral on securities loaned, at value	622,000
Total liabilities		10,897,582
Net Assets		$ 265,854,249
Net Assets consist of:
Paid in capital		$ 276,047,658
Undistributed net investment income		1,283,671
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,571,762)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(8,905,318)
Net Assets, for 13,515,900 shares outstanding		$ 265,854,249
Net Asset Value and redemption price per share ($265,854,249 ÷ 13,515,900 shares)		$19.67
Maximum offering price per share (100/97.00 of $19.67)		$20.28

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 2,630,335
Interest		790,374
Security lending		37,193
Total income		3,457,902
Expenses
Management fee	$ 1,144,990
Transfer agent fees	864,405
Accounting and security lending fees	130,210
Non-interested trustees' compensation	697
Custodian fees and expenses	10,968
Registration fees	48,055
Audit	10,515
Legal	1,030
Reports to shareholders	24,686
Miscellaneous	493
Total expenses before reductions	2,236,049
Expense reductions	(100,788)	2,135,261
Net investment income		1,322,641
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,327,996)
Foreign currency transactions	363	(1,327,633)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(59,344,795)
Assets and liabilities in foreign currencies	5,137	(59,339,658)
Net gain (loss)		(60,667,291)
Net increase (decrease) in net assets resulting from operations		$ (59,344,650)
Other Information Sales charges paid to FDC		$ 520,050
Deferred sales charges withheld by FDC		$ 685
Exchange fees withheld by FSC		$ 17,595

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Natural Gas Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 1,322,641	$ 1,156,548
Net realized gain (loss)	(1,327,633)	6,434,165
Change in net unrealized appreciation (depreciation)	(59,339,658)	42,129,303
Net increase (decrease) in net assets resulting from operations	(59,344,650)	49,720,016
Distributions to shareholders From net investment income	(377,934)	(631,289)
From net realized gain	(2,456,569)	(3,935,269)
Total distributions	(2,834,503)	(4,566,558)
Share transactions Net proceeds from sales of shares	189,182,795	718,369,680
Reinvestment of distributions	2,751,689	4,400,154
Cost of shares redeemed	(285,330,519)	(401,501,395)
Net increase (decrease) in net assets resulting from share transactions	(93,396,035)	321,268,439
Redemption fees	262,087	769,073
Total increase (decrease) in net assets	(155,313,101)	367,190,970
Net Assets
Beginning of period	421,167,350	53,976,380
End of period (including undistributed net investment income of $1,283,671 and $499,936, respectively)	$ 265,854,249	$ 421,167,350
Other Information Shares
Sold	7,989,711	32,982,667
Issued in reinvestment of distributions	116,794	209,344
Redeemed	(12,693,967)	(18,636,465)
Net increase (decrease)	(4,587,462)	14,555,546

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 H	1999	1998	1997
Net asset value, beginning of period	$ 23.26	$ 15.21	$ 10.59	$ 13.22	$ 12.50	$ 11.36
Income from Investment Operations
Net investment income (loss) E	.08	.10	.00	.12 F	(.05)	(.06)
Net realized and unrealized gain (loss)	(3.54)	8.22	4.68	(2.68)	1.06	1.30
Total from investment operations	(3.46)	8.32	4.68	(2.56)	1.01	1.24
Less Distributions
From net investment income	(.02)	(.04)	(.09)	(.10)	-	(.01)
From net realized gain	(.13)	(.30)	-	-	(.30)	(.29)
In excess of net realized gain	-	-	-	-	(.03)	-
Total distributions	(.15)	(.34)	(.09)	(.10)	(.33)	(.30)
Redemption fees added to paid in capital	.02	.07	.03	.03	.04	.20
Net asset value, end of period	$ 19.67	$ 23.26	$ 15.21	$ 10.59	$ 13.22	$ 12.50
Total Return B, C, D	(14.90)%	55.49%	44.70%	(19.17)%	8.74%	12.45%
Ratios to Average Net Assets
Expenses before expense reductions	1.11% A	1.15%	1.42%	1.57%	1.82%	1.70%
Expenses net of voluntary waivers, if any	1.11% A	1.15%	1.42%	1.57%	1.82%	1.70%
Expenses net of all reductions	1.06% A, G	1.10% G	1.39% G	1.52% G	1.78% G	1.66% G
Net investment income (loss)	.66% A	.47%	.03%	.93%	(.37)%	(.46)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 265,854	$ 421,167	$ 53,976	$ 36,828	$ 59,866	$ 81,566
Portfolio turnover rate	83% A	94%	85%	107%	118%	283%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.10 per share. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Telecommunications Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Telecommunications	-19.31%	-52.22%	42.50%	220.99%
Select Telecommunications (load adj.)	-21.73%	-53.65%	38.22%	211.36%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Utilities	-12.34%	-25.59%	65.76%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Telecommunications	-52.22%	7.34%	12.37%
Select Telecommunications (load adj.)	-53.65%	6.69%	12.03%
S&P 500	-24.39%	13.33%	13.46%
GS Utilities	-25.59%	10.64%	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Telecommunications Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $31,136 - a 211.36% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
AT&T Corp.	11.9
SBC Communications, Inc.	11.1
BellSouth Corp.	10.4
Verizon Communications, Inc.	10.1
Charter Communications, Inc. Class A	4.4
QUALCOMM, Inc.	3.6
ALLTEL Corp.	3.3
Vodafone Group PLC sponsored ADR	3.3
Motorola, Inc.	3.2
EchoStar Communications Corp. Class A	3.2
64.5
Top Industries as of August 31, 2001
% of fund's net assets
Diversified Telecommunication Services	55.6%
Communications Equipment	15.0%
Media	12.2%
Wireless Telecommunication Services	9.9%
Industrial Conglomerates	2.3%
All Others *	5.0%

* Includes short-term investments and net other assets.

Semiannual Report

Telecommunications Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Tim Cohen, Portfolio Manager of Fidelity Select Telecommunications Portfolio

Q. How did the fund perform, Tim?

A. For the six-month period that ended August 31, 2001, the fund fell 19.31%. By comparison, the Goldman Sachs Utilities Index - an index of 115 stocks designed to measure the performance of companies in the utilities sector - declined 12.34%. The fund also lagged the Standard & Poor's 500 Index, which fell 7.97%. For the 12-month period that ended August 31, 2001, the fund returned -52.22%, while the Goldman Sachs index and S&P 500 index returned -25.59% and -24.39%, respectively.

Q. What caused the fund to underperform its two benchmarks during the past six months?

A. The fund held a larger percentage of poor-performing telecommunications equipment stocks that earlier had been among the highest growth areas of the sector. Additionally, the fund was heavily exposed to other industries, such as wireless, broadcasting and cable TV, that underperformed the broader indexes. After a period of rapid growth through much of the 1990s, demand for telecom services and equipment plateaued in mid-2000, while the industry struggled with overcapacity at the same time. An abrupt economic slowdown put pressure on these industries as fearful investors fled growth stocks and sought refuge in more stable growth areas, such as electric utilities, which were not owned by the fund but performed quite well and were included in both indexes. The wireless industry, for example, suffered from increasing competition, weakening demand and delays in rolling out next-generation services.

Q. Given the sector's weakness, what strategies did you implement?

A. I underweighted large national wireless service providers, such as AT&T Wireless Services and Sprint Corp.-PCS Group, given the industry's problems I mentioned earlier. This strategy helped soften the performance jolt delivered to the fund by this group. Additionally, I focused a large portion of the fund's assets on incumbent local phone companies - an area least affected by the sector's overcapacity. Many of these were regional Bell operating companies (RBOCs) - including Verizon, BellSouth and SBC Communications, for example - that were among the sector's top-performing stocks.

Q. Can you elaborate on why you emphasized RBOCs?

A. Sure. I believed the RBOCs stood to benefit from their strong competitive positions in local markets, expansion into long-distance and the addition of higher-growth services such as digital subscriber lines (DSL), which provide customers with high-speed Internet access. The regulatory climate was more favorable than at any other time during the past five years. The RBOCs continued to gain approvals to enter new long-distance markets, a likely source of incremental revenues. RBOCs by and large have been successful at bundling long-distance with local service and taking market share with minimal capital expenditure. Further, although the RBOCs were too aggressive in their projections for DSL penetration, this fast-growing segment could contribute to profits in the coming quarters.

Q. What stocks stood out as top performers? Which disappointed?

A. Defying the malaise in the wireless industry, shares of Metro One Telecommunications more than doubled during the past six months, due to strong growth in its business of providing outsourced directory assistance to wireless service providers. Shares of Monroe, La.-based CenturyTel, another incumbent local phone company serving rural U.S. areas, rose roughly 18% during a single day in August after ALLTEL made a hostile bid to acquire the company. On the down side, CIENA, a manufacturer of optical communications equipment, suffered from reduced capital expenditures by telecommunication services providers. Shares of CIENA, the fund's top detractor, fell roughly 74% during the period. Similarly, Comverse Technology, which makes software used by telecom companies to provide wireless data and messaging services, saw its stock plummet 38% during a single day in July after it announced a steep earnings shortfall in the second quarter. Comverse blamed the shortfall on reduced spending by its customers and the delayed rollout of next generation wireless networks. I sold our positions in Metro One and Comverse.

Q. What's your outlook, Tim?

A. Given the difficult economic environment, I will continue to emphasize the incumbent companies, or those with an established customer base, strong cash flow and expanding business lines in their respective industries, such as the RBOCs. These companies are least affected by the current overcapacity and lack of additional funding in the sector and have reasonable growth opportunities. Many of their competitors are still relying heavily on the debt markets to propel their growth. Elsewhere, capital expenditures by telecom service providers peaked in 2000, and I expect it could take a couple of years of lower spending before it falls back to historical long-term trend levels.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: July 29, 1985

Fund number: 096

Trading symbol: FSTCX

Size: as of August 31, 2001, more than $598 million

Manager: Tim Cohen, since 2000; manager, Fidelity Utilities Fund and Fidelity Advisor Telecommunications & Utilities Growth Fund, since 2000; Fidelity Select Insurance Portfolio, 1999-2000; joined Fidelity in 1996

Semiannual Report

Telecommunications Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 15.0%
Alcatel SA sponsored ADR	151,400	$ 2,361,840
Centillium Communications, Inc. (a)	186,830	2,298,009
CIENA Corp. (a)	778,700	13,331,344
Cisco Systems, Inc. (a)	548,700	8,960,271
Corvis Corp. (a)	3,000	5,910
Crown Castle International Corp. (a)	95,800	976,202
Juniper Networks, Inc. (a)	96,400	1,349,600
Motorola, Inc.	1,111,000	19,331,400
Nokia Corp. sponsored ADR	305,500	4,808,570
Polycom, Inc. (a)	195,400	3,962,712
QUALCOMM, Inc. (a)	362,300	21,321,355
SBA Communications Corp. Class A (a)	7,800	103,896
Scientific-Atlanta, Inc.	82,600	1,696,604
Spectrasite Holdings, Inc. (a)	1,146,500	3,164,340
Telefonaktiebolaget LM Ericsson AB sponsored ADR	1,243,500	6,192,630
Tellium, Inc.	2,000	19,500
TOTAL COMMUNICATIONS EQUIPMENT		89,884,183
DIVERSIFIED FINANCIALS - 0.0%
TeraBeam Labs Investors LLC (e)	5,600	112
DIVERSIFIED TELECOMMUNICATION SERVICES - 55.6%
ALLTEL Corp.	341,600	19,812,800
AT&T Corp.	3,734,392	71,102,824
BellSouth Corp.	1,669,300	62,264,890
CenturyTel, Inc.	439,100	15,390,455
Citizens Communications Co. (a)	1,269,700	13,649,275
Korea Telecom sponsored ADR	156,100	3,245,319
Qwest Communications International, Inc.	816,544	17,555,696
SBC Communications, Inc.	1,627,700	66,589,207
TeraBeam Networks (a)(e)	5,600	5,600
Tycom Ltd. (a)	225,600	2,571,840
Verizon Communications, Inc.	1,202,900	60,145,000
WorldQuest Networks, Inc. (a)	7,400	15,170
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		332,348,076
INDUSTRIAL CONGLOMERATES - 2.3%
Tyco International Ltd.	262,600	13,642,070
MEDIA - 11.6%
Adelphia Communications Corp. Class A (a)	431,400	13,610,670
AlphaNet Telecom, Inc. (a)(c)	1,196,200	8
Cablevision Systems Corp.	2,500	116,750
Cablevision Systems Corp. - Rainbow Media Group (a)	85,800	2,042,040
Charter Communications, Inc. Class A (a)	1,300,300	26,266,060

	Shares	Value (Note 1)
EchoStar Communications Corp. Class A (a)	679,600	$ 19,137,536
General Motors Corp. Class H	428,400	7,989,660
TOTAL MEDIA		69,162,724
WIRELESS TELECOMMUNICATION SERVICES - 9.9%
AT&T Wireless Services, Inc. (a)	6,892	106,826
Nextel Communications, Inc. Class A (a)	753,800	9,105,904
Nextel Partners, Inc. Class A (a)	360,000	3,690,000
NTT DoCoMo, Inc.	359	4,412,881
Price Communications Corp. (a)	433,500	7,794,330
TeleCorp PCS, Inc. Class A (a)	260,800	3,520,800
Triton PCS Holdings, Inc. Class A (a)	92,200	3,282,320
Vodafone Group PLC sponsored ADR	977,800	19,702,670
Western Wireless Corp. Class A (a)	254,800	7,880,964
TOTAL WIRELESS TELECOMMUNICATION SERVICES		59,496,695
TOTAL COMMON STOCKS (Cost $690,961,600)		564,533,860
Convertible Bonds - 0.6%
Moody's Ratings (unaudited)		Principal Amount
MEDIA - 0.6%
EchoStar Communications Corp. 5.75% 5/15/08 (d) (Cost $3,700,000)	Caa1	$ 3,700,000	3,413,250
Cash Equivalents - 9.6%
	Shares
Fidelity Cash Central Fund, 3.64% (b)	45,104,983	45,104,983
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	12,701,000	12,701,000
TOTAL CASH EQUIVALENTS (Cost $57,805,983)		57,805,983
TOTAL INVESTMENT PORTFOLIO - 104.6% (Cost $752,467,583)		625,753,093
NET OTHER ASSETS - (4.6)%		(27,528,275)
NET ASSETS - 100%		$ 598,224,818
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,413,250 or 0.6% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
TeraBeam Labs Investors LLC	7/12/01	$ 112
TeraBeam Networks	4/7/00	$ 21,000
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $546,598,922 and $570,846,077, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,408 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,712 or 0.0% of net assets.

Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
AlphaNet Telecom, Inc.	$ -	$ -	$ -	$ 8
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $768,752,332. Net unrealized depreciation aggregated $142,999,239, of which $15,972,454 related to appreciated investment securities and $158,971,693 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $146,212,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Telecommunications Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $12,489,600) (cost $752,467,583) - See accompanying schedule		$ 625,753,093
Receivable for fund shares sold		300,675
Dividends receivable		30,437
Interest receivable		200,414
Redemption fees receivable		493
Other receivables		5,305
Total assets		626,290,417
Liabilities
Payable for investments purchased	$ 3,127,895
Payable for fund shares redeemed	11,588,280
Accrued management fee	312,854
Other payables and accrued expenses	335,570
Collateral on securities loaned, at value	12,701,000
Total liabilities		28,065,599
Net Assets		$ 598,224,818
Net Assets consist of:
Paid in capital		$ 1,079,291,934
Undistributed net investment income		305,942
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(354,658,568)
Net unrealized appreciation (depreciation) on investments		(126,714,490)
Net Assets, for 16,154,413 shares outstanding		$ 598,224,818
Net Asset Value and redemption price per share ($598,224,818 ÷ 16,154,413 shares)		$37.03
Maximum offering price per share (100/97.00 of $37.03)		$38.18

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 3,225,443
Interest		1,169,784
Security lending		61,249
Total income		4,456,476
Expenses
Management fee	$ 2,032,444
Transfer agent fees	2,070,748
Accounting and security lending fees	206,674
Non-interested trustees' compensation	665
Custodian fees and expenses	17,281
Registration fees	43,275
Audit	14,865
Legal	2,514
Reports to shareholders	87,953
Miscellaneous	13,038
Total expenses before reductions	4,489,457
Expense reductions	(338,923)	4,150,534
Net investment income		305,942
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(174,597,349)
Foreign currency transactions	6,308	(174,591,041)
Change in net unrealized appreciation (depreciation) on:
Investment securities	23,609,175
Assets and liabilities in foreign currencies	1,201	23,610,376
Net gain (loss)		(150,980,665)
Net increase (decrease) in net assets resulting from operations		$ (150,674,723)
Other Information Sales charges paid to FDC		$ 211,068
Deferred sales charges withheld by FDC		$ 6,775
Exchange fees withheld by FSC		$ 15,015

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Telecommunications Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income (loss)	$ 305,942	$ (2,288,245)
Net realized gain (loss)	(174,591,041)	(123,226,355)
Change in net unrealized appreciation (depreciation)	23,610,376	(765,572,847)
Net increase (decrease) in net assets resulting from operations	(150,674,723)	(891,087,447)
Distributions to shareholders from net realized gains	-	(172,055,431)
Share transactions Net proceeds from sales of shares	86,619,231	481,400,126
Reinvestment of distributions	-	165,916,501
Cost of shares redeemed	(128,961,533)	(681,931,484)
Net increase (decrease) in net assets resulting from share transactions	(42,342,302)	(34,614,857)
Redemption fees	46,297	735,840
Total increase (decrease) in net assets	(192,970,728)	(1,097,021,895)
Net Assets
Beginning of period	791,195,546	1,888,217,441
End of period (including undistributed net investment income of $305,942 and $0, respectively)	$ 598,224,818	$ 791,195,546
Other Information Shares
Sold	2,032,906	6,440,437
Issued in reinvestment of distributions	-	1,882,073
Redeemed	(3,119,791)	(9,800,452)
Net increase (decrease)	(1,086,885)	(1,477,942)

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 H	1999	1998	1997
Net asset value, beginning of period	$ 45.89	$ 100.87	$ 61.85	$ 53.37	$ 41.80	$ 44.87
Income from Investment Operations
Net investment income (loss) E	.02	(.12)	(.12)	(.06)	(.25)	.12 F
Net realized and unrealized gain (loss)	(8.88)	(45.86)	49.58	11.43	18.20	2.92
Total from investment operations	(8.86)	(45.98)	49.46	11.37	17.95	3.04
Less Distributions
From net investment income	-	-	-	-	-	(.16)
From net realized gain	-	(9.04)	(10.48)	(2.96)	(6.44)	(5.98)
Total distributions	-	(9.04)	(10.48)	(2.96)	(6.44)	(6.14)
Redemption fees added to paid in capital	.00	.04	.04	.07	.06	.03
Net asset value, end of period	$ 37.03	$ 45.89	$ 100.87	$ 61.85	$ 53.37	$ 41.80
Total Return B, C, D	(19.31)%	(49.80)%	84.89%	22.21%	46.52%	7.85%
Ratios to Average Net Assets
Expenses before expense reductions	1.25% A	1.07%	1.12%	1.27%	1.51%	1.51%
Expenses net of voluntary waivers, if any	1.25% A	1.07%	1.12%	1.27%	1.51%	1.51%
Expenses net of all reductions	1.16% A, G	1.02% G	1.09% G	1.25% G	1.48% G	1.47% G
Net investment income (loss)	.09% A	(.17)%	(.15)%	(.11)%	(.53)%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$ 598,225	$ 791,196	$ 1,888,217	$ 824,175	$ 643,449	$ 388,535
Portfolio turnover rate	160% A	322%	173%	150%	157%	175%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.07 per share. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. H For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Utilities Growth Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth	-14.89%	-32.75%	92.96%	227.95%
Select Utilities Growth (load adj.)	-17.44%	-34.77%	87.17%	218.11%
S&P 500	-7.97%	-24.39%	86.97%	253.62%
GS Utilities	-12.34%	-25.59%	65.76%	n/a**

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Utilities Growth	-32.75%	14.05%	12.61%
Select Utilities Growth (load adj.)	-34.77%	13.36%	12.27%
S&P 500	-24.39%	13.33%	13.46%
GS Utilities	-25.59%	10.64	n/a**

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

** Not available

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Select Utilities Growth Portfolio on August 31, 1991, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have grown to $31,811 - a 218.11% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,362 - a 253.62% increase.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
AT&T Corp.	11.1
BellSouth Corp.	10.4
SBC Communications, Inc.	10.3
Verizon Communications, Inc.	9.9
AES Corp.	6.9
ALLTEL Corp.	4.7
Southern Co.	4.5
Qwest Communications International, Inc.	4.1
General Motors Corp. Class H	2.7
American Electric Power Co., Inc.	2.4
67.0
Top Industries as of August 31, 2001
% of fund's net assets
Diversified Telecommunication Services	56.9%
Electric Utilities	16.9%
Wireless Telecommunication Services	9.3%
Media	3.6%
Gas Utilities	1.9%
All Others *	11.4%

* Includes short-term investments and net other assets.

Semiannual Report

Utilities Growth Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Roth, Portfolio Manager of Fidelity Select Utilities Growth Portfolio

Q. How did the fund perform, John?

A. Not well. For the six months ending August 31, 2001, the fund had a total return of -14.89%, well behind the -7.97% mark recorded by the Standard & Poor's 500 Index. The fund also trailed the -12.34% return of the Goldman Sachs Utilities Index, an index of 115 stocks designed to measure the performance of companies in the utilities sector. For the 12 months ending August 31, 2001, the fund returned -32.75%, compared with -24.39% and -25.59% for the S&P 500 and the Goldman Sachs index, respectively.

Q. Why did the fund finish behind its two indexes?

A. The fund's greater exposure to telecommunications companies and IPPs (independent power producers) hurt its performance relative to the S&P 500. The telecommunications industry continued to experience problems due to intense competition and continued price declines driven by excess capacity. Emerging telecom companies, where a lot of the growth stories are, were especially hard-hit, as their leveraged balance sheets and decreasing revenues combined to reduce the desirability of those investments. Even the RBOCs (regional Bell operating companies), which have the strongest balance sheets and cash flows in the industry, generally were weak during the period. On the power side, our IPP holdings lagged the overall market due to declining energy prices, a less favorable supply/demand outlook and price caps on power imposed by the federal government in response to the power shortages and related problems in California. Compared with the Goldman Sachs index, the fund suffered from its heavier emphasis on IPPs and emerging telephone service companies.

Q. What was your strategy during the period?

A. I scaled back the fund's exposure to CLECs (competitive local exchange carriers) and emerging long-distance companies, while increasing its holdings of RBOCs, such as BellSouth, SBC Communications and Verizon. The investment case for the RBOC's improved considerably during the period, as they began to successfully penetrate the long-distance market and roll out DSL (digital subscriber line) service for high-speed Internet access. Additionally, the growing financial problems of the CLECs created a more favorable competitive environment for the RBOCs. Finally, the RBOCs' valuations became very attractive. I also eliminated positions in IPPs with significant commodity price exposure to the U.S. power market, while increasing holdings of integrated utilities that aren't as sensitive to falling energy prices.

Q. What stocks did well for the fund?

A. Southern Company, an integrated utility, was the fund's best performer. The company successfully completed a partial initial public offering of its IPP subsidiary and later distributed all remaining shares to Southern Company shareholders, creating significant value. Long-distance incumbent AT&T also helped the fund's performance. The stock had been driven down so far that the company became attractive as an asset play - that is, the different parts of the company were worth more than the value investors assigned to the company as a whole. This became evident as bidders began to emerge for AT&T's cable unit, which was the catalyst behind the improving stock price.

Q. What holdings failed to meet your expectations?

A. The list of detractors was headed by Qwest Communications, which owns a large broadband network whose near-term prospects for profitability appeared questionable in the current environment. AES, a global IPP, was hurt by currency problems in Argentina and Brazil, as well as by a drought that forced power rationing in Brazil. Wireless service provider Nextel Communications struggled when the prospects dimmed for the company's primary market - small businesses - as a result of the increasing likelihood of a more prolonged economic downturn.

Q. What's your outlook, John?

A. Over the near term, I think the best opportunities are likely to be found in the RBOCs and the traditional electric utilities. The outlook for IPPs continues to deteriorate. The pace of U.S. power plant construction has accelerated dramatically, and I believe the industry could be rapidly headed toward generation overcapacity in many regions, which would drive down utilization, profitability and earnings growth in this cyclical business. On the other hand, I think the RBOCs are entering a period of accelerating earnings growth and this, combined with low current valuations, makes them attractive longer-term investments. Despite its recent problems, the telecom industry should benefit over the long term from dynamic growth in demand and ongoing technological innovation.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: December 10, 1981

Fund number: 065

Trading symbol: FSUTX

Size: as of August 31, 2001, more than $394 million

Manager: John Roth, since 1999; analyst, utilities industry, since 1999; joined Fidelity in 1999

Semiannual Report

Utilities Growth Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 93.6%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 1.8%
Comverse Technology, Inc. (a)	100,000	$ 2,514,000
Nokia Corp. sponsored ADR	52,900	832,646
ROHN Industries, Inc. (a)	123,300	260,163
SBA Communications Corp. Class A (a)	25,400	338,328
Spectrasite Holdings, Inc. (a)	1,159,300	3,199,668
TOTAL COMMUNICATIONS EQUIPMENT		7,144,805
DIVERSIFIED TELECOMMUNICATION SERVICES - 56.9%
ALLTEL Corp.	318,300	18,461,400
AT&T Corp.	2,302,939	43,847,957
BCE, Inc.	356,300	8,801,787
BellSouth Corp.	1,094,800	40,836,040
CenturyTel, Inc.	172,900	6,060,145
Citizens Communications Co. (a)	634,000	6,815,500
McLeodUSA, Inc. Class A (a)	420,600	525,750
Qwest Communications International, Inc.	757,106	16,277,779
SBC Communications, Inc.	989,461	40,478,850
Sprint Corp. - FON Group	66,100	1,542,774
Verizon Communications, Inc.	782,066	39,103,300
WorldCom, Inc. - WorldCom Group	131,924	1,696,543
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		224,447,825
ELECTRIC UTILITIES - 16.9%
AES Corp. (a)	818,950	27,123,624
Ameren Corp.	102,000	4,207,500
American Electric Power Co., Inc.	208,400	9,538,468
Entergy Corp.	110,000	4,237,200
Northeast Utilities	208,600	4,067,700
Southern Co.	763,300	17,685,661
TOTAL ELECTRIC UTILITIES		66,860,153
ELECTRICAL EQUIPMENT - 1.0%
Active Power, Inc.	93,700	520,972
Capstone Turbine Corp. (a)	110,000	548,900
General Cable Corp.	135,600	2,052,984
Power-One, Inc. (a)	65,500	714,605
TOTAL ELECTRICAL EQUIPMENT		3,837,461
GAS UTILITIES - 1.9%
KeySpan Corp.	31,700	1,023,910
Kinder Morgan Management LLC	32,068	2,355,395
NiSource, Inc.	168,500	4,247,885
TOTAL GAS UTILITIES		7,627,190
MACHINERY - 0.2%
Babcock Borsig AG (a)	99,600	671,775

	Shares	Value (Note 1)
MEDIA - 3.6%
EchoStar Communications Corp. Class A (a)	128,000	$ 3,604,480
General Motors Corp. Class H	576,900	10,759,185
TOTAL MEDIA		14,363,665
MULTI-UTILITIES - 1.7%
Enron Corp.	112,800	3,946,872
SCANA Corp.	105,200	2,847,764
TOTAL MULTI-UTILITIES		6,794,636
OIL & GAS - 0.3%
Equitable Resources, Inc.	31,600	1,011,200
WIRELESS TELECOMMUNICATION SERVICES - 9.3%
AT&T Wireless Services, Inc. (a)	577,870	8,956,986
China Mobile (Hong Kong) Ltd. (a)	404,000	1,267,752
Dobson Communications Corp. Class A (a)	36,400	536,900
LCC International, Inc. (a)	155,400	801,864
Nextel Communications, Inc. Class A (a)	452,700	5,468,616
Price Communications Corp. (a)	114,200	2,053,316
Sprint Corp. - PCS Group Series 1 (a)	288,800	7,214,224
TeleCorp PCS, Inc. Class A (a)	32,900	444,150
Triton PCS Holdings, Inc. Class A (a)	130,200	4,635,120
Vodafone Group PLC sponsored ADR	93,100	1,875,965
Western Wireless Corp. Class A (a)	106,700	3,300,231
TOTAL WIRELESS TELECOMMUNICATION SERVICES		36,555,124
TOTAL COMMON STOCKS (Cost $426,235,420)		369,313,834
Cash Equivalents - 9.6%

Fidelity Cash Central Fund, 3.64% (b)	26,201,331	26,201,331
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	11,927,400	11,927,400
TOTAL CASH EQUIVALENTS (Cost $38,128,731)		38,128,731
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $464,364,151)		407,442,565
NET OTHER ASSETS - (3.2)%		(12,751,546)
NET ASSETS - 100%		$ 394,691,019
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $130,107,991 and $195,944,194, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $7,537 for the period.

Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $467,995,971. Net unrealized depreciation aggregated $60,553,406, of which $20,658,924 related to appreciated investment securities and $81,212,330 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Utilities Growth Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $11,126,216) (cost $464,364,151) - See accompanying schedule		$ 407,442,565
Receivable for fund shares sold		146,468
Dividends receivable		464,216
Interest receivable		121,030
Redemption fees receivable		127
Other receivables		3,062
Total assets		408,177,468
Liabilities
Payable for fund shares redeemed	$ 1,179,205
Accrued management fee	203,231
Other payables and accrued expenses	176,613
Collateral on securities loaned, at value	11,927,400
Total liabilities		13,486,449
Net Assets		$ 394,691,019
Net Assets consist of:
Paid in capital		$ 489,099,716
Undistributed net investment income		1,528,227
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(39,015,338)
Net unrealized appreciation (depreciation) on investments		(56,921,586)
Net Assets, for 9,398,899 shares outstanding		$ 394,691,019
Net Asset Value and redemption price per share ($394,691,019 ÷ 9,398,899 shares)		$41.99
Maximum offering price per share (100/97.00 of $41.99)		$43.29

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 3,155,101
Interest		749,814
Security lending		31,693
Total income		3,936,608
Expenses
Management fee	$ 1,314,836
Transfer agent fees	918,156
Accounting and security lending fees	150,787
Non-interested trustees' compensation	807
Custodian fees and expenses	10,382
Registration fees	43,383
Audit	8,623
Legal	1,415
Reports to shareholders	35,536
Miscellaneous	500
Total expenses before reductions	2,484,425
Expense reductions	(76,044)	2,408,381
Net investment income		1,528,227
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(34,014,370)
Foreign currency transactions	(41,073)	(34,055,443)
Change in net unrealized appreciation (depreciation) on investment securities		(40,768,264)
Net gain (loss)		(74,823,707)
Net increase (decrease) in net assets resulting from operations		$ (73,295,480)
Other Information Sales charges paid to FDC		$ 139,904
Deferred sales charges withheld by FDC		$ 5,747
Exchange fees withheld by FSC		$ 9,548

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Utilities Growth Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 1,528,227	$ 25,037,126
Net realized gain (loss)	(34,055,443)	47,324,471
Change in net unrealized appreciation (depreciation)	(40,768,264)	(198,470,538)
Net increase (decrease) in net assets resulting from operations	(73,295,480)	(126,108,941)
Distributions to shareholders From net investment income	-	(19,207,594)
From net realized gain	(8,962,384)	(47,183,849)
Total distributions	(8,962,384)	(66,391,443)
Share transactions Net proceeds from sales of shares	65,784,248	270,502,517
Reinvestment of distributions	8,502,249	62,744,559
Cost of shares redeemed	(129,741,899)	(253,817,819)
Net increase (decrease) in net assets resulting from share transactions	(55,455,402)	79,429,257
Redemption fees	37,027	333,290
Total increase (decrease) in net assets	(137,676,239)	(112,737,837)
Net Assets
Beginning of period	532,367,258	645,105,095
End of period (including undistributed net investment income of $1,528,227 and $6,485,710, respectively)	$ 394,691,019	$ 532,367,258
Other Information Shares
Sold	1,401,842	4,194,173
Issued in reinvestment of distributions	192,097	1,143,772
Redeemed	(2,763,992)	(4,141,353)
Net increase (decrease)	(1,170,053)	1,196,592

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 G	1999	1998	1997
Net asset value, beginning of period	$ 50.37	$ 68.83	$ 61.58	$ 53.50	$ 45.97	$ 43.03
Income from Investment Operations
Net investment income D	.16	2.48 E	.48	.44	.54	.73
Net realized and unrealized gain (loss)	(7.61)	(14.15)	16.46	15.77	14.83	6.41
Total from investment operations	(7.45)	(11.67)	16.94	16.21	15.37	7.14
Less Distributions
From net investment income	-	(1.97)	(.42)	(.25)	(.58)	(.70)
From net realized gain	(.93)	(4.85)	(9.30)	(7.93)	(7.30)	(3.54)
Total distributions	(.93)	(6.82)	(9.72)	(8.18)	(7.88)	(4.24)
Redemption fees added to paid in capital	.00	.03	.03	.05	.04	.04
Net asset value, end of period	$ 41.99	$ 50.37	$ 68.83	$ 61.58	$ 53.50	$ 45.97
Total Return B, C, H	(14.89)%	(17.65)%	29.76%	32.17%	36.20%	18.13%
Ratios to Average Net Assets
Expenses before expense reductions	1.07% A	1.01%	1.07%	1.18%	1.33%	1.47%
Expenses net of voluntary waivers, if any	1.07% A	1.01%	1.07%	1.18%	1.33%	1.47%
Expenses net of all reductions	1.04% A, F	.99% F	1.04% F	1.16% F	1.30% F	1.46% F
Net investment income	.66% A	3.85%	.72%	.77%	1.11%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$ 394,691	$ 532,367	$ 645,105	$ 507,841	$ 401,927	$ 256,844
Portfolio turnover rate	60% A	80%	93%	113%	78%	31%

A Annualized B Total returns would have been lower had certain expenses not been reduced during the periods shown. C Total returns do not include the effect of the one time sales charge. D Net investment income per share has been calculated based on average shares outstanding during the period. E Investment income per share reflects a special dividend which amounted to $2.26 per share. F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. G For the year ended February 29. H Total returns for periods of less than one year are not annualized.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Wireless Portfolio

Performance and Investment Summary

Performance

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Life of fund
Select Wireless	-23.13%	-44.43%
Select Wireless (load adj.)	-25.44%	-46.10%
S&P 500	-7.97%	-20.85%
GS Utilities	-12.34%	-20.12%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, or since the fund started on September 21, 2000. You can compare the fund's returns to the performance of both the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks - and the Goldman Sachs Utilities Index - a market capitalization-weighted index of 115 stocks designed to measure the performance of companies in the utilities sector. Issues in the index include generators and distributors of electricity, distributors of natural gas and water, and providers of telecommunications services. These benchmarks include reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Returns

Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. Unlike the broader market, however, some sectors may not have a history of growth in the long run. And, as with all stock funds, the share price and return of a fund that invests in a sector will vary.

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Select Wireless Portfolio on September 21, 2000, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by August 31, 2001, the value of the investment would have been $5,390 - a 46.10% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,915 - a 20.85% decrease.

Investment Summary

Top Ten Stocks as of August 31, 2001
% of fund's net assets
ALLTEL Corp.	10.1
Vodafone Group PLC sponsored ADR	10.1
Motorola, Inc.	6.6
Nextel Communications, Inc. Class A	6.3
Western Wireless Corp. Class A	4.1
Sprint Corp. - PCS Group Series 1	3.7
TeleCorp PCS, Inc. Class A	3.6
AT&T Wireless Services, Inc.	3.1
QUALCOMM, Inc.	3.0
Nextel Partners, Inc. Class A	2.7
53.3
Top Industries as of August 31, 2001
% of fund's net assets
Wireless Telecommun- ication Services	47.9%
Communications Equipment	21.1%
Diversified Telecommun- ication Services	15.5%
Semiconductor Equipment & Products	3.8%
Media	2.0%
All Others *	9.7%

* Includes short-term investments and net other assets.

Semiannual Report

Wireless Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

Shep Perkins, Portfolio Manager of Fidelity Select Wireless Portfolio

Q. How did the fund perform, Shep?

A. We continued to see a difficult environment for wireless stocks. For the six months that ended August 31, 2001, the fund returned -23.13%. The Goldman Sachs Utilities Index - an index of 115 stocks designed to measure the performance of companies in the utilities sector - declined 12.34% during the same period, while the Standard & Poor's 500 Index returned -7.97%. From its inception on September 21, 2000, through August 31, 2001, the fund returned -44.43%. The Goldman Sachs index and the S&P 500 returned -20.12% and -20.85%, respectively, over the same period. Going forward, we'll look at the performance of the fund and its benchmarks at six- and 12-month intervals.

Q. What factors continued to suppress performance in the wireless sector during the period?

A. The market over the past six months rewarded companies with positive cash flows, and severely punished companies with negative cash flows. Unfortunately, since many wireless telecom stocks tend to be young and emerging, they fell into the latter category. While we did see a continued economic slowdown, some of the factors that were hampering the sector six months ago began to show glimmers of improvement. For instance, subscriber growth rates during this period were better than we had originally hoped, and a number of companies did a good job of growing their earnings. However, since most market followers felt that the climate would get tougher for wireless stocks, overall valuations within the group plummeted. Also, the fund trailed its Goldman Sachs benchmark because the fund focuses exclusively on wireless telecom stocks, while the index has a broader scope.

Q. Were there pockets within the sector that offered better growth prospects than others?

A. The wireless sector is basically split up into two camps - the service providers, or carriers, and the equipment manufacturers. During this particular period, I emphasized service providers such as Vodafone and ALLTEL because these companies had positive cash flow characteristics and fairly solid balance sheets. ALLTEL - a regional U.S. wireless carrier - performed well during the period, but U.K.-based Vodafone stumbled due to deteriorating industry fundamentals throughout Europe. At the end of the period, ALLTEL and Vodafone were the fund's two largest individual stakes.

Q. What was your strategy with respect to equipment manufacturers such as Nokia or Ericsson?

A. I stayed away from equipment-related stocks for the most part. Companies such as Nokia and Ericsson - which make handsets as well as peripheral equipment such as antennas and radios - suffered significantly during the period as equipment spending slowed dramatically. My decision to underweight these types of stocks during the period proved beneficial to performance. I also kept my distance from tower equipment-related companies, many of which had high valuations and negative cash flows.

Q. Which stocks performed well during the period? Which ones were disappointing?

A. Regional wireless provider Triton PCS was a good performer, as the company benefited from strong management execution, faster growth and attractive valuations relative to national providers. Sprint PCS also performed well during the period. In terms of disappointments, the fund's positions in Comverse Technology and Nextel Communications lagged. Comverse - which makes software interface products for wireless devices - felt the brunt of the spending slowdown, as did Nextel, which lost share to aggressive competitors.

Q. What's your outlook?

A. It's been a very difficult stretch for wireless stocks, but there are some positive signs that the group will rebound over the next six to 12 months. For starters, wireless demand has been better than expected, even during this challenging climate. Also, there are indications many cash-flow negative wireless companies could start to turn positive in the first few months of 2002. In terms of the portfolio itself, I'll be keeping a close eye on the equipment manufacturers as the year winds down. Valuations have come down dramatically, which may make for some good buying opportunities. Overall, I'm still optimistic about the long-term growth prospects for the wireless industry.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: September 21, 2000

Fund number: 963

Trading symbol: FWRLX

Size: as of August 31, 2001, more than
$113 million

Manager: Shep Perkins, since inception; manager, Fidelity Select Developing Communications Portfolio, June 2001-present; Fidelity Select Medical Delivery Portfolio, 1999-2000; analyst, health care services industry, 1997-2000; joined Fidelity in 1997

Semiannual Report

Wireless Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.1%
	Shares	Value (Note 1)
COMMUNICATIONS EQUIPMENT - 21.1%
Allen Telecom, Inc. (a)	18,900	$ 230,958
Andrew Corp. (a)	96,800	1,968,912
Comverse Technology, Inc. (a)	49,920	1,254,989
Crown Castle International Corp. (a)	141,110	1,437,911
DMC Stratex Networks, Inc. (a)	47,500	452,200
Motorola, Inc.	432,780	7,530,372
Nokia Corp. sponsored ADR	142,530	2,243,422
Powerwave Technologies, Inc. (a)	200	2,920
Proxim, Inc. (a)	77,500	878,075
QUALCOMM, Inc. (a)	58,950	3,469,208
Research in Motion Ltd. (a)	34,890	592,302
SBA Communications Corp. Class A (a)	31,100	414,252
Spectrasite Holdings, Inc. (a)	478,800	1,321,488
Tekelec (a)	10,300	160,886
Telefonaktiebolaget LM Ericsson AB sponsored ADR	414,160	2,062,517
TOTAL COMMUNICATIONS EQUIPMENT		24,020,412
COMPUTERS & PERIPHERALS - 0.1%
Palm, Inc. (a)	39,580	141,696
DIVERSIFIED TELECOMMUNICATION SERVICES - 15.5%
ALLTEL Corp.	198,690	11,524,018
Deutsche Telekom AG sponsored ADR	116,100	1,805,355
Korea Telecom sponsored ADR	76,400	1,588,356
Sprint Corp. - FON Group	57,800	1,349,052
Telefonos de Mexico SA de CV Series L sponsored ADR	36,600	1,334,436
TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		17,601,217
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
Symbol Technologies, Inc.	92,200	1,244,700
Trimble Navigation Ltd. (a)	9,600	158,400
TOTAL ELECTRONIC EQUIPMENT & INSTRUMENTS		1,403,100
INTERNET SOFTWARE & SERVICES - 0.2%
Openwave Systems, Inc.	14,622	234,537
MEDIA - 2.0%
EchoStar Communications Corp. Class A (a)	23,100	650,496
General Motors Corp. Class H	85,400	1,592,710
TOTAL MEDIA		2,243,206

	Shares	Value (Note 1)
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.8%
Alpha Industries, Inc. (a)	35,500	$ 1,127,480
Atmel Corp. (a)	257,000	2,464,630
Intersil Corp. Class A (a)	2,400	90,072
RF Micro Devices, Inc. (a)	24,600	626,316
TOTAL SEMICONDUCTOR EQUIPMENT & PRODUCTS		4,308,498
SOFTWARE - 0.3%
NVIDIA Corp. (a)	3,500	296,485
WIRELESS TELECOMMUNICATION SERVICES - 47.9%
AirGate PCS, Inc. (a)	1,700	100,198
Alamosa Holdings, Inc. (a)	68,600	1,079,078
American Tower Corp. Class A (a)	110,970	1,605,736
AT&T Wireless Services, Inc. (a)	229,360	3,555,080
Boston Communications Group, Inc. (a)	12,100	206,305
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	24,100	378,129
China Unicom Ltd. sponsored ADR (a)	102,300	1,292,049
Dobson Communications Corp. Class A (a)	78,130	1,152,418
Grupo Iusacell SA de CV sponsored ADR (a)	72,200	303,240
Leap Wireless International, Inc. (a)	3,810	69,418
Metro One Telecommunications, Inc. (a)	14,850	470,894
Nextel Communications, Inc. Class A (a)	591,450	7,144,716
Nextel Partners, Inc. Class A (a)	296,100	3,035,025
NTT DoCoMo, Inc.	109	1,339,844
PanAmSat Corp. (a)	10,100	299,768
Partner Communications Co. Ltd. ADR (a)	17,000	91,290
Price Communications Corp. (a)	97,700	1,756,646
Rural Cellular Corp. Class A (a)	25,300	875,886
SK Telecom Co. Ltd. sponsored ADR	86,300	1,655,234
Sprint Corp. - PCS Group Series 1 (a)	169,050	4,222,869
TeleCorp PCS, Inc. Class A (a)	305,700	4,126,950
Telephone & Data Systems, Inc.	1,150	118,738
Telesp Celular Participacoes SA ADR	45,300	585,729
Triton PCS Holdings, Inc. Class A (a)	79,270	2,822,012
United States Cellular Corp. (a)	2,400	124,200
Vodafone Group PLC sponsored ADR	570,190	11,489,329
Western Wireless Corp. Class A (a)	150,700	4,661,151
TOTAL WIRELESS TELECOMMUNICATION SERVICES		54,561,932
TOTAL COMMON STOCKS (Cost $144,051,956)		104,811,083
Cash Equivalents - 14.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 3.64% (b)	9,669,742	$ 9,669,742
Fidelity Securities Lending Cash Central Fund, 3.60% (b)	6,715,800	6,715,800
TOTAL CASH EQUIVALENTS (Cost $16,385,542)		16,385,542
TOTAL INVESTMENT PORTFOLIO - 106.5% (Cost $160,437,498)		121,196,625
NET OTHER ASSETS - (6.5)%		(7,413,322)
NET ASSETS - 100%		$ 113,783,303
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $101,829,072 and $111,149,241, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $2,362 for the period.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	76.5%
United Kingdom	10.1
Korea (South)	2.8
Finland	2.0
Sweden	1.8
Germany	1.6
Mexico	1.5
Hong Kong	1.4
Japan	1.2
Others (individually less than 1%)	1.1
100.0%
Income Tax Information

At August 31, 2001, the aggregate cost of investment securities for income tax purposes was $162,261,110. Net unrealized depreciation aggregated $41,064,485, of which $3,020,714 related to appreciated investment securities and $44,085,199 related to depreciated investment securities.

The fund intends to elect to defer to its fiscal year ending February 28, 2002 approximately $12,556,000 of losses recognized during the period November 1, 2000 to February 28, 2001.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Wireless Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $6,435,896) (cost $160,437,498) - See accompanying schedule		$ 121,196,625
Receivable for fund shares sold		177,814
Interest receivable		47,198
Redemption fees receivable		172
Other receivables		1,476
Total assets		121,423,285
Liabilities
Payable for investments purchased	$ 412,694
Payable for fund shares redeemed	357,259
Accrued management fee	58,002
Other payables and accrued expenses	96,227
Collateral on securities loaned, at value	6,715,800
Total liabilities		7,639,982
Net Assets		$ 113,783,303
Net Assets consist of:
Paid in capital		$ 206,994,432
Accumulated net investment loss		(468,693)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(53,501,563)
Net unrealized appreciation (depreciation) on investments		(39,240,873)
Net Assets, for 20,504,843 shares outstanding		$ 113,783,303
Net Asset Value and redemption price per share ($113,783,303 ÷ 20,504,843 shares)		$5.55
Maximum offering price per share (100/97.00 of $5.55)		$5.72

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Dividends		$ 246,502
Interest		314,666
Security lending		33,878
Total income		595,046
Expenses
Management fee	$ 414,962
Transfer agent fees	563,435
Accounting and security lending fees	49,251
Non-interested trustees' compensation	255
Custodian fees and expenses	6,361
Registration fees	40,599
Audit	8,351
Legal	270
Reports to shareholders	20,168
Miscellaneous	175
Total expenses before reductions	1,103,827
Expense reductions	(40,088)	1,063,739
Net investment income (loss)		(468,693)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(35,657,454)
Foreign currency transactions	318	(35,657,136)
Change in net unrealized appreciation (depreciation) on investment securities		(1,355,150)
Net gain (loss)		(37,012,286)
Net increase (decrease) in net assets resulting from operations		$ (37,480,979)
Other Information Sales charges paid to FDC		$ 275,991
Deferred sales charges withheld by FDC		$ 45
Exchange fees withheld by FSC		$ 7,230

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Wireless Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	September 21, 2000 (commencement of operations) to February 28, 2001
Operations Net investment income (loss)	$ (468,693)	$ (257,664)
Net realized gain (loss)	(35,657,136)	(17,600,043)
Change in net unrealized appreciation (depreciation)	(1,355,150)	(37,885,723)
Net increase (decrease) in net assets resulting from operations	(37,480,979)	(55,743,430)
Distributions in excess of net realized gain	-	(188,980)
Share transactions Net proceeds from sales of shares	51,192,104	278,302,981
Reinvestment of distributions	-	183,734
Cost of shares redeemed	(57,488,074)	(65,243,933)
Net increase (decrease) in net assets resulting from share transactions	(6,295,970)	213,242,782
Redemption fees	44,572	205,308
Total increase (decrease) in net assets	(43,732,377)	157,515,680
Net Assets
Beginning of period	157,515,680	-
End of period (including net investment loss of $468,693 and $0, respectively)	$ 113,783,303	$ 157,515,680
Other Information Shares
Sold	7,619,544	29,355,905
Issued in reinvestment of distributions	-	22,600
Redeemed	(8,936,900)	(7,556,306)
Net increase (decrease)	(1,317,356)	21,822,199

Financial Highlights

	Six months ended August 31, 2001	Year ended February 28,
Selected Per-Share Data	(Unaudited)	2001 F
Net asset value, beginning of period	$ 7.22	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	(.02)
Net realized and unrealized gain (loss)	(1.65)	(2.76)
Total from investment operations	(1.67)	(2.78)
Less distributions in excess of net realized gain	-	(.01)
Redemption fees added to paid in capital	.00	.01
Net asset value, end of period	$ 5.55	$ 7.22
Total Return B, C, D	(23.13)%	(27.71)%
Ratios to Average Net Assets
Expenses before expense reductions	1.51% A	1.51% A
Expenses net of voluntary waivers, if any	1.51% A	1.51% A
Expenses net of all reductions	1.45% A, G	1.48% A, G
Net investment income (loss)	(.64)% A	(.43)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 113,783	$ 157,516
Portfolio turnover rate	153% A	155% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E Net investment income (loss) per share has been calculated based on average shares outstanding during the period. F For the period September 21, 2000 (commencement of operations) to February 28, 2001. G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

See accompanying notes which are an integral part of the financial statements.

Utilities Sector

Money Market Portfolio

Performance

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. Load adjusted returns include a 3.00% sales charge.

Cumulative Total Returns

Periods ended August 31, 2001	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Select Money Market	2.13%	5.26%	29.17%	58.06%
Select Money Market (load adj.)	-0.93%	2.10%	25.30%	53.32%
All Taxable Money Market Funds Average	1.99%	4.98%	28.07%	56.09%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050 without including the effect of the 3.00% sales charge. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average, which reflects the performance of 1,137 taxable money market funds with similar objectives tracked by iMoneyNet, Inc. over the past six months.

Average Annual Total Returns

Periods ended August 31, 2001	Past 1 year	Past 5 years	Past 10 years
Select Money Market	5.26%	5.25%	4.68%
Select Money Market (load adj.)	2.10%	4.61%	4.37%
All Taxable Money Market Funds Average	4.98%	5.07%	4.55%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Yields

	8/28/01	5/29/01	2/27/01	11/28/00	8/29/00
Select
Money Market	3.39%	4.12%	5.34%	6.15%	6.28%
All Taxable
Money Market
Funds Average	3.08%	3.77%	5.04%	6.02%	6.00%
	8/29/01	5/30/01	2/28/01	11/29/00	8/30/00
MMDA	1.71%	1.85%	2.04%	2.14%	2.12%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account average (MMDA). Figures for the all taxable money market funds average are from iMoneyNet, Inc. The MMDA average is supplied by BANK RATE MONITOR(TM).

Comparing Performance

There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price. Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.

Semiannual Report

Money Market Portfolio

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

John Todd, Portfolio Manager of Fidelity Select Money Market Portfolio

Q. John, what was the investment environment like during the six months that ended August 31, 2001?

A. The economy continued to weaken due to the build-up of excess inventories and a slowdown in business investment spending, which had been a major catalyst of the vibrant economic growth we had witnessed during the past several years. This cutback in capital expenditure budgets was in part due to volatility in the equity markets and less favorable conditions in the debt markets. Consumer spending also declined somewhat, causing growth in gross domestic product to fall to an annualized rate of 0.2% in the second quarter of 2001. Unemployment was on the rise as firms sought to improve their bottom lines by implementing layoffs to reduce costs. As a result of the rising unemployment rate, consumer confidence started to wane and market observers feared that slower consumer spending coupled with sharply reduced corporate investment might lead to a recession.

Q. What was the Federal Reserve Board's response to the slowing economy?

A. With this in mind, the Federal Reserve Board continued to try to support economic growth by lowering short-term interest rates. The Fed was aggressive in its approach both in terms of the quickness of its responses - it cut rates seven times from the beginning of 2001 until the end of August 2001 - as well as the magnitude of the cuts in the rate banks charge each other for overnight loans - known as the fed funds target rate. While the Fed generally prefers to make changes in smaller increments, it continued to reduce rates at the same pace adopted earlier in the year and cut rates by 0.50 percentage point cuts in March, April and May. All told, the Fed's actions brought the fed funds rate from 5.50% at the beginning of the period in March to 3.50% at the end of the period.

Q. What was your strategy with the fund?

A. The typical strategy in a declining rate environment is to look for opportunities to extend the fund's average maturity by locking in higher yields before they decline. During the period, however, the money market yield curve - a representation of the difference between short- and long-term yields - inverted, meaning that long-term, fixed-rate money market securities were actually yielding less than shorter-term alternatives. This inversion resulted from a combination of strong demand by investors for longer-maturity securities and issuers' preference to issue extremely short-term securities. Within this backdrop, I looked for opportunities to extend the fund's average maturity when the yields were more generous than my assumptions regarding the Fed's continued aggressive policy easing.

Q. How did the fund perform?

A. The fund's seven-day yield on August 31, 2001, was 3.37%, compared to 5.35% six months ago. For the six months that ended August 31, 2001, the fund had a total return of 2.13%, compared to 1.99% for the all taxable money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook?

A. The events that took place in New York City, at the Pentagon and in Pennsylvania shortly after the close of the period will most likely create uncertainty for many companies going forward. While credit analysis is the primary focus of the fund at all times - in order to protect its share price and liquidity - our credit research will be even more crucial going forward as we look for attractive investment opportunities in an uncertain environment. Looking more broadly, the additional 0.50 percentage point cut implemented in September by the Fed shortly after the tragedies indicates the Fed's commitment and focus: to provide as much liquidity as necessary to the system in order to offset the negative impact that these events could have on both business and consumer spending. Unemployment had been on the rise as a normal part of a business cycle, creating some concerns that consumer confidence would continue to weaken. Over the short term, the events of early September could provide an even more difficult challenge in the form of potentially higher unemployment and more fragile consumer confidence.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page 3.

Fund Facts

Start date: August 30, 1985

Fund number: 085

Trading symbol: FSLXX

Size: as of August 31, 2001, more than $1.1 billion

Manager: John Todd, since 1991; manager, several Fidelity and Spartan money market funds; joined Fidelity in 1981

Semiannual Report

Money Market Portfolio

Investments August 31, 2001

(Unaudited)

Showing Percentage of Net Assets

Certificates of Deposit - 36.4%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Domestic Certificates Of Deposit - 0.9%
Chase Manhattan Bank USA NA
9/4/01	3.88%	$ 5,000,000	$ 5,000,000
Firstar Bank NA
9/6/01	4.00	5,000,000	5,000,000
			10,000,000
London Branch, Eurodollar, Foreign Banks - 25.5%
Abbey National Treasury Services PLC
10/22/01	3.62	5,000,000	5,000,000
11/20/01	3.61	5,000,000	5,000,000
2/20/02	3.50	20,000,000	20,000,000
5/3/02	3.60	10,000,000	10,000,000
ABN-AMRO Bank NV
10/29/01	4.21	10,000,000	9,999,007
Bank of Scotland Treasury Services PLC
11/19/01	3.95	10,000,000	9,999,318
Barclays Bank PLC
9/28/01	3.52	10,000,000	10,000,000
Bayerische Hypo-und Vereinsbank AG
9/11/01	3.73	5,000,000	5,000,000
11/19/01	3.70	40,000,000	40,000,000
BNP Paribas SA
12/17/01	3.60	25,000,000	25,012,425
Bradford & Bingley PLC
9/17/01	3.72	5,000,000	5,000,000
Credit Agricole Indosuez
2/11/02	3.50	5,000,000	5,001,224
Deutsche Bank AG
12/7/01	3.85	25,000,000	25,000,000
Dresdner Bank AG
11/20/01	3.66	5,000,000	5,000,000
3/4/02	3.40 (a)	15,000,000	15,000,000
Halifax PLC
9/21/01	3.65	5,000,000	5,000,000
11/29/01	3.43	15,000,000	15,000,000
2/25/02	3.40	5,000,000	5,000,000
ING Bank NV
9/5/01	3.85	10,000,000	10,000,000
9/10/01	3.76	5,000,000	5,000,000
10/4/01	3.55	5,000,000	5,000,841
2/13/02	3.50	5,000,000	5,000,000
Norddeutsche Landesbank Girozentrale
12/24/01	3.60	25,000,000	25,002,941
UBS AG
5/3/02	3.60	15,000,000	15,000,000
			285,015,756
New York Branch, Yankee Dollar, Foreign Banks - 10.0%
Barclays Bank PLC
9/4/01	3.57 (b)	20,000,000	19,998,342

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
BNP Paribas SA
9/27/01	3.60%	$ 25,000,000	$ 25,000,000
Commerzbank AG
9/12/01	3.82	10,000,000	10,000,000
10/17/01	3.70	10,000,000	10,000,000
11/9/01	3.50	6,000,000	6,000,668
Credit Agricole Indosuez
5/6/02	3.61	10,000,000	10,000,000
Deutsche Bank AG
10/16/01	3.50	10,000,000	10,000,000
National Westminster Bank PLC
11/1/01	4.22	5,000,000	4,999,834
7/5/02	4.10	10,000,000	9,999,184
Societe Generale
9/21/01	3.52 (b)	5,000,000	4,999,863
			110,997,891
TOTAL CERTIFICATES OF DEPOSIT			406,013,647
Commercial Paper - 40.4%

Amsterdam Funding Corp.
9/17/01	3.60	50,000,000	49,920,222
AT&T Corp.
10/15/01	4.10	5,000,000	4,975,189
10/24/01	4.08	10,000,000	9,940,522
Citibank Credit Card Master Trust I (Dakota Certificate Program)
9/11/01	3.62	5,000,000	4,994,986
9/11/01	3.67	15,000,000	14,984,750
9/19/01	3.66	20,000,000	19,963,600
Citicorp
9/12/01	3.63	5,000,000	4,994,469
ConAgra Foods, Inc.
9/10/01	3.67	5,000,000	4,995,413
CXC, Inc.
11/9/01	3.50	15,000,000	14,900,238
Edison Asset Securitization LLC
10/12/01	3.34	5,000,000	4,980,069
Ford Motor Credit Co.
9/11/01	3.79	20,000,000	19,979,167
10/4/01	3.63	5,000,000	4,983,408
10/9/01	3.63	5,000,000	4,980,947
General Electric Capital Corp.
11/13/01	3.65	25,000,000	24,816,993
3/5/02	3.41	10,000,000	9,827,847
General Motors Acceptance Corp.
10/9/01	3.61	5,000,000	4,981,053
Kellogg Co.
11/28/01	3.75	5,000,000	4,954,656
Kitty Hawk Funding Corp.
9/4/01	3.87	5,000,000	4,998,404
Commercial Paper - continued
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
Kitty Hawk Funding Corp. - continued
12/3/01	3.84%	$ 5,919,000	$ 5,861,354
New Center Asset Trust
9/20/01	3.58	30,000,000	29,943,475
11/19/01	3.43	20,000,000	19,850,778
Park Avenue Receivables Corp.
9/18/01	3.59	25,333,000	25,290,173
PHH Corp.
10/25/01	3.93	5,000,000	4,970,825
10/30/01	3.92	5,000,000	4,968,206
Preferred Receivables Funding Corp.
9/27/01	3.53	10,000,000	9,974,578
Qwest Capital Funding, Inc.
9/28/01	3.71	3,500,000	3,490,288
Sears Roebuck Acceptance Corp.
9/13/01	3.71	5,000,000	4,993,833
Three Rivers Funding Corp.
9/4/01	3.70	15,000,000	14,995,388
Triple-A One Funding Corp.
9/13/01	3.61	22,354,000	22,327,175
9/17/01	3.76	20,295,000	20,261,446
10/2/01	3.55	5,070,000	5,054,545
Tyco International Group SA
10/11/01	3.62	5,500,000	5,478,000
Variable Funding Capital Corp.
9/5/01	3.77	25,000,000	24,989,597
9/13/01	3.61	25,000,000	24,970,000
Windmill Funding Corp.
9/18/01	3.54	5,000,000	4,991,665
9/19/01	3.65	5,000,000	4,990,950
TOTAL COMMERCIAL PAPER			451,574,209
Federal Agencies - 4.6%

Fannie Mae - 4.6%
Agency Coupons - 2.4%
9/4/01	3.60 (b)	6,000,000	5,996,258
10/10/01	3.63 (b)	12,500,000	12,488,025
10/25/01	3.53 (b)	8,000,000	7,995,974
			26,480,257
Discount Notes - 2.2%
10/25/01	3.56	5,000,000	4,973,525

Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
11/15/01	3.43%	$ 15,000,000	$ 14,893,750
11/21/01	3.83	5,000,000	4,957,700
			24,824,975
TOTAL FEDERAL AGENCIES			51,305,232
Bank Notes - 4.5%

Bank of America NA
9/7/01	4.15	10,000,000	10,000,000
Bank One NA, Chicago
9/4/01	3.63 (b)	20,000,000	19,999,758
Lasalle Bank NA
11/5/01	3.45 (a)	15,000,000	15,000,000
US Bank NA, Minneapolis
12/3/01	3.41	5,000,000	5,000,000
TOTAL BANK NOTES			49,999,758
Master Notes - 1.3%

General Motors Acceptance Corp. Mortgage Credit
10/1/01	3.70	5,000,000	4,984,656
Goldman Sachs Group, Inc.
9/20/01	4.07 (c)	5,000,000	5,000,000
10/9/01	3.80 (c)	5,000,000	5,000,000
TOTAL MASTER NOTES			14,984,656
Medium-Term Notes - 4.5%

Associates Corp. of North America
10/1/01	3.71 (b)	10,000,000	10,000,000
AT&T Corp.
11/6/01	4.53 (b)	10,000,000	10,000,000
CIESCO LP
9/15/01	3.61 (b)	5,000,000	5,000,000
General Motors Acceptance Corp. Mortgage Credit
9/4/01	3.81 (b)	10,000,000	9,996,828
10/15/01	3.72 (a)(b)	5,000,000	4,978,828
Merrill Lynch & Co., Inc.
9/20/01	3.64 (b)	5,000,000	5,000,000
Northern Rock PLC
9/12/01	3.67 (b)	5,000,000	5,000,048
TOTAL MEDIUM-TERM NOTES			49,975,704
Short-Term Notes - 0.9%
Due Date	Annualized Yield at Time of Purchase	Principal Amount	Value (Note 1)
New York Life Insurance Co.
10/1/01	3.91% (b)(c)	$ 5,000,000	$ 5,000,000
SMM Trust 2000 M
9/13/01	3.91 (b)(c)	5,000,000	5,000,000
TOTAL SHORT-TERM NOTES			10,000,000
Repurchase Agreements - 7.9%
	Maturity Amount
In a joint trading account (U.S. Government Obligations) dated 8/31/01 due 9/4/01 At 3.68%	$ 63,705,025	63,679,000
With Goldman Sachs & Co. At 3.77%, dated 8/31/01 due 9/4/01 (Corporate Obligations) (principal amount $23,445,484) 5.88% - 8.25%, 11/1/03 - 1/15/27	25,010,472	25,000,000
TOTAL REPURCHASE AGREEMENTS		88,679,000
TOTAL INVESTMENT PORTFOLIO - 100.5%		1,122,532,206
NET OTHER ASSETS - (0.5)%		(5,501,245)
NET ASSETS - 100%		$ 1,117,030,961
Total Cost for Income Tax Purposes $ 1,122,532,206
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Goldman Sachs Group, Inc.: 3.8%, 10/9/01	7/10/01	$ 5,000,000
4.07%, 9/20/01	5/24/01	$ 5,000,000
New York Life Insurance Co. 3.91%, 10/1/01	12/20/00	$ 5,000,000
SMM Trust 2000 M 3.91%, 9/13/01	12/11/00	$ 5,000,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,000,000 or 1.8% of net assets.

The fund participated in the interfund lending program as a lender. The average daily loan balance during the period for which the loan was outstanding amounted to $5,679,000. The weighted average interest rate was 5.23%. Interest earned from the interfund lending program amounted to $826 and is included in interest income on the Statement of Operations. At period end there were no interfund loans outstanding.

Income Tax Information
At February 28, 2001, the fund had a capital loss carryforward of approximately $16,000 of which $6,000 and $10,000 will expire on February 29, 2008 and February 28, 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Money Market

Money Market Portfolio

Financial Statements

Statement of Assets and Liabilities

	August 31, 2001 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $88,679,000) - See accompanying schedule		$ 1,122,532,206
Cash		388
Receivable for fund shares sold		34,571,464
Interest receivable		3,124,690
Prepaid expenses		14,400
Total assets		1,160,243,148
Liabilities
Payable for investments purchased on a delayed delivery basis	$ 34,978,828
Payable for fund shares redeemed	7,620,944
Distributions payable	165,828
Accrued management fee	143,777
Other payables and accrued expenses	302,810
Total liabilities		43,212,187
Net Assets		$ 1,117,030,961
Net Assets consist of:
Paid in capital		$ 1,117,042,125
Accumulated net realized gain (loss) on investments		(11,164)
Net Assets, for 1,116,975,235 shares outstanding		$ 1,117,030,961
Net Asset Value and redemption price per share ($1,117,030,961 ÷ 1,116,975,235 shares)		$1.00
Maximum offering price per share (100/97.00 of $1.00)		$1.03

Statement of Operations

	Six months ended August 31, 2001 (Unaudited)
Investment Income Interest		$ 27,637,529
Expenses
Management fee	$ 989,069
Transfer agent fees	858,213
Accounting fees and expenses	65,350
Non-interested trustees' compensation	2,166
Custodian fees and expenses	9,586
Registration fees	315,791
Audit	17,976
Legal	2,446
Miscellaneous	57,624
Total expenses before reductions	2,318,221
Expense reductions	(9,410)	2,308,811
Net investment income		25,328,718
Net Realized Gain (Loss) on Investments		5,136
Net increase in net assets resulting from operations		$ 25,333,854
Other Information Sales charges paid to FDC		$ 313,730
Deferred sales charges withheld by FDC		$ 15,790

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Money Market Portfolio
Financial Statements - continued

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six months ended August 31, 2001 (Unaudited)	Year ended February 28, 2001
Operations Net investment income	$ 25,328,718	$ 66,998,820
Net realized gain (loss)	5,136	(10,381)
Net increase (decrease) in net assets resulting from operations	25,333,854	66,988,439
Distributions to shareholders from net investment income	(25,328,718)	(66,998,820)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	1,470,341,661	5,189,471,470
Reinvestment of distributions from net investment income	24,453,605	62,323,549
Cost of shares redeemed	(1,551,129,834)	(4,967,293,403)
Net increase (decrease) in net assets and shares resulting from share transactions	(56,334,568)	284,501,616
Total increase (decrease) in net assets	(56,329,432)	284,491,235
Net Assets
Beginning of period	1,173,360,393	888,869,158
End of period	$ 1,117,030,961	$ 1,173,360,393

Financial Highlights

	Six months ended August 31, 2001	Years ended February 28,
Selected Per-Share Data	(Unaudited)	2001	2000 F	1999	1998	1997
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.021	.060	.050	.050	.051	.049
Less Distributions
From net investment income	(.021)	(.060)	(.050)	(.050)	(.051)	(.049)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return B, C, D	2.13%	6.19%	5.08%	5.08%	5.26%	5.02%
Ratios to Average Net Assets
Expenses before expense reductions	.39% A	.50%	.48%	.50%	.56%	.56%
Expenses net of voluntary waivers, if any	.39% A	.50%	.48%	.50%	.56%	.56%
Expenses net of all reductions	.39% A	.50%	.48%	.49% E	.56%	.56%
Net investment income	4.23% A	6.02%	4.95%	5.03%	5.13%	4.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,117,031	$ 1,173,360	$ 888,869	$ 1,126,174	$ 584,919	$ 848,168

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the one time sales charge. E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. F For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Money Market

Notes to Financial Statements

For the period ended August 31, 2001 (Unaudited)

1. Significant Accounting Policies.

Fidelity Select Portfolios (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The trust is comprised of equity funds (the fund or the funds) which invest primarily in securities of companies whose principal business activities fall within specific industries, and a money market fund which invests in high quality money market instruments. Each fund is authorized to issue an unlimited number of shares. Effective April 1, 2001, the name of the Fidelity Select Environmental Services Portfolio was changed to Fidelity Select Environmental Portfolio. The Gold Portfolio and Natural Resources Portfolio may also invest in certain precious metals. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Equity Funds. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Direct investments in precious metals in the form of bullion are valued at the most recent bid price quoted by a major bank on the New York Commodities Exchange.

Money Market Fund. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund, except for Pharmaceuticals Portfolio, is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The Pharmaceuticals Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income and gains on investments which are accrued based upon each fund's understanding of the tax rules and regulations that exist in the markets in which they invest. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. Each fund accrues such taxes as applicable. The Schedules of Investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income:

Equity Funds. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Money Market Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of each applicable fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by each applicable fund and amortized over one year.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income for the money market fund. Distributions are recorded on the ex-dividend date for all other funds.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, non-taxable dividends, net operating losses, capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales transactions and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Trading (Redemption) Fees. Shares redeemed (including exchanges) from an equity fund are subject to trading fees. Shares held less than 30 days are subject to a trading fee equal to .75% of the net asset value of shares redeemed. The fees, which are retained by the fund, are accounted for as an addition to paid in capital. Shareholders are also subject to an additional $7.50 fee for shares exchanged into another Fidelity fund (see Note 4).

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. As each fund's investment adviser, FMR receives a monthly fee.

For each equity fund, the monthly fee is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to annualized rates that ranged from .56% to .57% of average net assets for the equity funds.

On April 1, 2001, a new management fee contract ("new contract") took effect for the money market fund. Under the new contract the management fee rate is the group fee rate plus a total income-based component, which is calculated according to a graduated schedule providing for different rates based on the fund's gross annualized yield. The minimum income-based component is .05% of average net assets (at a fund annualized gross yield of 0%), and the maximum income based components is .27% of average net assets (at a fund annualized gross yield of 15% or more). The individual fund fee rate was eliminated.

Under the old contract for the money market fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5%. The maximum income based component is .24% of average net assets.

FMR has voluntarily agreed to limit the money market fund's management fee to the lesser of the amount that would be paid under the old contract or the new contract for a period of six months beginning on April 1, 2001. For the period, the total management fee was equivalent to an annualized rate of .17%. The income-based portion of this fee was equal to $51,364, or an annualized rate of .01% of the money market fund's average net assets.

Sub-Adviser Fee. FMR Co., Inc. (FMRC) serves as sub-adviser for the equity funds. FMRC is an affiliate of FMR and receives a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the funds' assets that are managed by FMRC.

As the money market fund's investment sub-adviser, Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

Sales Load. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. FDC receives a sales charge of up to 3% for selling shares of each fund. Prior to October 12, 1990, FDC received a sales charge of up to 2% and a 1% deferred sales charge. Shares purchased prior to October 12, 1990, are subject to a 1% deferred sales charge upon redemption or exchange to any other Fidelity Fund (other than Select funds). All sales charges are retained by FDC. The amounts received by FDC for sales charges and deferred sales charges are shown under the caption "Other Information" on each fund's Statement of Operations.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.

Accounting and Security Lending Fees. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the funds may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by FIMM. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the funds are recorded as either interest income or security lending income in the accompanying financial statements.

Money Market Insurance. Pursuant to an Exemptive Order issued by the SEC, the money market fund, along with other money market funds advised by FMR or its affiliates, has entered into insurance agreements with FIDFUNDS Mutual Limited (FIDFUNDS), an affiliated mutual insurance company. FIDFUNDS provides limited coverage for certain loss events including issuer default as to

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Money Market Insurance - continued

payment of principal or interest and bankruptcy or insolvency of a credit enhancement provider. The insurance does not cover losses resulting from changes in interest rates, ratings downgrades or other market conditions. The fund may be subject to a special assessment of up to approximately 2.5 times the fund's annual gross premium if covered losses exceed certain levels. The fund pays premiums to FIDFUNDS on a calendar year basis, which are amortized over one year.

Exchange Fees. FSC receives the proceeds of $7.50 to cover administrative costs associated with exchanges out of an equity fund to any other Fidelity Select fund or to any other Fidelity fund. The exchange fees retained by FSC are shown under the caption "Other Information" on each fund's Statement of Operations.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on each applicable fund's Statement of Assets and Liabilities.

7. Bank Borrowings.

Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each applicable fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

8. Expense Reductions.

Certain security trades were directed to brokers who paid a portion of certain funds expenses. In addition through arrangements with certain funds custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction	Transfer Agent expense reduction
Air Transportation	$ 10,147	$ 505	$ -
Automotive	3,637	-	-
Banking	31,231	55	1,318
Biotechnology	307,103	2,990	10,413
Brokerage and Investment Management	120,543	3,611	3,195
Business Services and Outsourcing	7,960	769	-
Chemicals	33,781	187	-
Computers	347,737	2,215	3,949
Construction and Housing	3,611	-	17
Consumer Industries	1,948	-	-
Cyclical Industries	581	-	-
Defense and Aerospace	21,818	229	-
Developing Communications	760,731	5,338	4,722
Electronics	677,545	2,945	21,434
Energy	64,092	449	1,261
Energy Service	236,371	708	3,674
Environmental	2,930	-	-
Financial Services	130,663	1,122	1,532
Food and Agriculture	63,733	491	89
Gold	84,767	493	-
Health Care	406,808	-	6,363
Home Finance	77,914	67	1,222
Industrial Equipment	3,481	-	-
Industrial Materials	16,319	-	-
Insurance	38,666	2,872	-
Leisure	39,511	867	86
Medical Delivery	30,524	-	102
Medical Equipment and Systems	8,389	-	198
Money Market	-	59	9,351
Multimedia	39,567	720	-
Natural Gas	98,500	873	1,415
Natural Resources	6,962	-	-
Networking and Infrastructure	29,169	863	-
Paper and Forest Products	15,922	1,323	-
Pharmaceuticals	1,171	-	-
Retailing	67,824	696	-
Software and Computer Services	186,457	7,231	2,699
Technology	634,418	6,342	15,707
Telecommunications	337,142	649	1,132
Transportation	13,368	24	-
Utilities Growth	74,911	528	605
Wireless	38,933	1,155	-

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

9. Beneficial Interest.

At the end of the period, FMR and its affiliates were record owners of more than 5% of the outstanding shares, and certain unaffiliated shareholders were each record owners of 10% or more of the total outstanding shares of the following funds:

Beneficial Interest
Fund	FMR% of Ownership	Number of Unaffiliated Shareholders	% of Unaffiliated Ownership
Cyclical Industries	30.4%	2	40.2%
Industrial Materials	-	1	11.8%
Multimedia	-	1	14.8%
Natural Resources	23.3%	-	-

10. Transactions with Affiliated Companies.

An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included in "Other Information" at the end of each applicable fund's Schedule of Investments.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments Money Management, Inc.,
Money Market Fund

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President
Abigail P. Johnson, Senior Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer

Boyce I. Greer, Vice President, Money Market Fund
John Todd, Vice President, Money Market Fund
Stanley N. Griffith, Assistant Vice President, Money Market Fund
Dwight D. Churchill, Vice President, Money Market Fund
John H. Costello, Assistant Treasurer
Paul F. Maloney, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Abigail P. Johnson
Edward C. Johnson 3d
Donald J. Kirk *
Marie L. Knowles *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodians

Brown Brothers Harriman & Co.
Boston, MA
and
The Bank of New York
New York, NY

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
1-800-544-8888

* Independent trustees

Fidelity Select Portfolios

Consumer Sector

Consumer Industries

Food and Agriculture

Leisure

Multimedia

Retailing

Cyclicals Sector

Air Transportation

Automotive

Chemicals

Construction and Housing

Cyclical Industries

Defense and Aerospace

Environmental

Industrial Equipment

Industrial Materials

Paper and Forest Products

Transportation

Financial Services Sector

Banking

Brokerage and Investment Management

Financial Services

Home Finance

Insurance

Health Care Sector

Biotechnology

Health Care

Medical Delivery

Medical Equipment and Systems

Pharmaceuticals

Natural Resources Sector

Energy

Energy Service

Gold

Natural Resources

Technology Sector

Business Services and Outsourcing

Computers

Developing Communications

Electronics

Networking and Infrastructure

Software and Computer Services

Technology

Utilities Sector

Natural Gas

Telecommunications

Utilities Growth

Wireless

Money Market

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0111
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
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